UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

        CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
                                   COMPANIES

                  Investment Company Act file number 811-21944
                                                    -----------

                      First Trust Exchange-Traded Fund II
             ------------------------------------------------------
               (Exact name of registrant as specified in charter)

                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
             ------------------------------------------------------
              (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.

                          First Trust Portfolios L.P.
                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
             ------------------------------------------------------
                    (Name and address of agent for service)

       registrant's telephone number, including area code: (630) 765-8000
                                                          ----------------

                     Date of fiscal year end: September 30
                                             --------------

                  Date of reporting period: September 30, 2016
                                           --------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORT TO STOCKHOLDERS.

The registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:


FIRST TRUST

First Trust Exchange-Traded Fund II
---------------------------------------------------------------------


First Trust STOXX(R) European Select Dividend Index Fund (FDD)
First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund (FFR) First Trust Dow Jones Global Select Dividend Index Fund (FGD)
First Trust ISE Global Wind Energy Index Fund (FAN)
First Trust ISE Global Engineering and Construction Index Fund (FLM)
First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index Fund (GRID) First Trust Indxx Global Natural Resources Income ETF (FTRI) (formerly known as
   First Trust ISE Global Copper Index Fund)
First Trust Indxx Global Agriculture ETF (FTAG) (formerly known as First Trust
   ISE Global Platinum Index Fund)
First Trust BICK Index Fund (BICK)
First Trust Nasdaq Smartphone Index Fund (FONE) (formerly known as First Trust
   NASDAQ CEA Smartphone Index Fund)
First Trust NASDAQ Global Auto Index Fund (CARZ)
First Trust ISE Cloud Computing Index Fund (SKYY)
First Trust International IPO ETF (FPXI)
First Trust Nasdaq Cybersecurity ETF (CIBR) (formerly known as First Trust
   NASDAQ CEA Cybersecurity ETF)


----------------------
    Annual Report
  September 30, 2016
----------------------

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND II
                               SEPTEMBER 30, 2016

Shareholder Letter .......................................................................    2
Market Overview ..........................................................................    3
Fund Performance Overview
      First Trust STOXX(R) European Select Dividend Index Fund (FDD) .....................    4
      First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund (FFR) ........    6
      First Trust Dow Jones Global Select Dividend Index Fund (FGD) ......................    8
      First Trust ISE Global Wind Energy Index Fund (FAN) ................................   10
      First Trust ISE Global Engineering and Construction Index Fund (FLM) ...............   12
      First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index Fund (GRID) ....   14
      First Trust Indxx Global Natural Resources Income ETF (FTRI) .......................   16
      First Trust Indxx Global Agriculture ETF (FTAG) ....................................   18
      First Trust BICK Index Fund (BICK) .................................................   20
      First Trust Nasdaq Smartphone Index Fund (FONE) ....................................   22
      First Trust NASDAQ Global Auto Index Fund (CARZ) ...................................   24
      First Trust ISE Cloud Computing Index Fund (SKYY) ..................................   26
      First Trust International IPO ETF (FPXI) ...........................................   28
      First Trust Nasdaq Cybersecurity ETF (CIBR) ........................................   30
Notes to Fund Performance Overview .......................................................   32
Understanding Your Fund Expenses .........................................................   33
Portfolio of Investments
      First Trust STOXX(R) European Select Dividend Index Fund (FDD) .....................   35
      First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund (FFR) ........   37
      First Trust Dow Jones Global Select Dividend Index Fund (FGD) ......................   43
      First Trust ISE Global Wind Energy Index Fund (FAN) ................................   46
      First Trust ISE Global Engineering and Construction Index Fund (FLM) ...............   48
      First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index Fund (GRID) ....   51
      First Trust Indxx Global Natural Resources Income ETF (FTRI) .......................   53
      First Trust Indxx Global Agriculture ETF (FTAG) ....................................   55
      First Trust BICK Index Fund (BICK) .................................................   57
      First Trust Nasdaq Smartphone Index Fund (FONE) ....................................   59
      First Trust NASDAQ Global Auto Index Fund (CARZ) ...................................   62
      First Trust ISE Cloud Computing Index Fund (SKYY)...................................   65
      First Trust International IPO ETF (FPXI) ...........................................   67
      First Trust Nasdaq Cybersecurity ETF (CIBR) ........................................   69
Statements of Assets and Liabilities .....................................................   70
Statements of Operations .................................................................   74
Statements of Changes in Net Assets ......................................................   78
Financial Highlights .....................................................................   86
Notes to Financial Statements ............................................................   93
Report of Independent Registered Public Accounting Firm  .................................  105
Additional Information ...................................................................  106
Board of Trustees and Officers ...........................................................  119
Privacy Policy ...........................................................................  121

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--------------------------------------------------------------------------------

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of any series of First Trust Exchange-Traded Fund II (the "Trust") described in this report (each such series is referred to as a "Fund" and collectively, as the "Funds") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that any Fund described in this report will achieve its investment objective. Each Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in a Fund. See "Risk Considerations" in the Additional Information section of this report for a discussion of other risks of investing in the Funds.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

The Advisor may also periodically provide additional information on Fund performance on each Fund's webpage at http://www.ftportfolios.com.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment. It includes details about each Fund's portfolio and presents data and analysis that provide insight into each Fund's performance and investment approach.

By reading the market overview by Robert F. Carey, Chief Market Strategist of the Advisor, you may obtain an understanding of how the market environment affected the performance of each Fund. The statistical information that follows may help you understand each Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of the Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information, this report and other Fund regulatory filings.

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SHAREHOLDER LETTER
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND II
                    ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                               SEPTEMBER 30, 2016


Dear Shareholders,

Thank you for your investment in First Trust Exchange-Traded Fund II.

First Trust Advisors L.P. ("First Trust") is pleased to provide you with the annual report which contains detailed information about your investment for the 12 months ended September 30, 2016, including a market overview and a performance analysis for the period. We encourage you to read this report and discuss it with your financial advisor.

As I mentioned in my last letter, early in 2016 many investors were concerned that the volatility we saw in the market in 2015 would continue, and it did. During this past 6 months, one of the things that affected the global markets was the so-called "Brexit" vote (where citizens in the UK voted to leave the European Union). However, just a few days after the historic vote, the global equity markets rebounded to close on June 30, 2016, at a combined market cap of $62 trillion. As of September 30, 2016, the S&P 500(R) Index was up 7.84% year-to-date. From September 30, 2015 through September 30, 2016, the S&P 500(R) Index was up 15.43%, according to Bloomberg.

The current bull market (measuring from March 9, 2009 through September 30,
2016) is the second longest in history. As I have previously written, First Trust believes that having a long-term investment horizon and investing in quality products can help you reach your goals, regardless of the ups and downs in the market. We have always maintained perspective about the markets and believe investors should as well. We will continue to strive to provide quality investment products, which has been one of the hallmarks of our firm since its inception 25 years ago.

Thank you for giving First Trust the opportunity to be a part of your investment plan. We value our relationship with you and will continue to focus on helping investors like you reach your financial goals.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

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MARKET OVERVIEW
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND II
                                 ANNUAL REPORT
                               SEPTEMBER 30, 2016

ROBERT F. CAREY, CFA
SENIOR VICE PRESIDENT AND CHIEF MARKET STRATEGIST
FIRST TRUST ADVISORS L.P.

Mr. Carey is responsible for the overall management of research and analysis of the First Trust product line. Mr. Carey has over 25 years of experience as an Equity and Fixed-Income Analyst and is a recipient of the Chartered Financial Analyst ("CFA") designation. He is a graduate of the University of Illinois at Champaign-Urbana with a B.S. in Physics. He is also a member of the Investment Analysts Society of Chicago and the CFA Institute. Mr. Carey has appeared as a guest on such programs as Bloomberg TV, CNBC, and WBBM Radio, and has been quoted by several publications, including The Wall Street Journal, The Wall Street Reporter, Bloomberg News Service, and Registered Rep.

STATE OF THE GLOBAL ECONOMY

The most recent International Monetary Fund ("IMF") global economic growth projections were released on October 4, 2016. The IMF estimates that global GDP growth will expand at 3.1% in 2016 and 3.4% in 2017, down from its previous targets of 3.2% and 3.5%, respectively, according to its own release. From 2012 through 2015, global GDP growth settled into a narrow range of 3.2% to 3.5%. The IMF expects U.S. GDP growth to hit 1.6% in 2016 and 2.2% in 2017. From 2012 through 2015, it registered from 1.7% to 2.6%.

While global growth estimates have been revised down a bit, airline travel suggests that consumers and business travelers are not holding back. A report by Airports Council International revealed that global airport traffic increased by 6.4% to 7.2 billion passengers in 2015, according to Reuters. That is the fastest growth rate since 2010. Worldwide, there were 37 large airports with over 40 million passengers, more than double the number in 2005. Alexandre de Juniac, director-general of the International Air Transport Association (IATA), reported that the airline industry will generate an estimated $39.4 billion in net profits in 2016, the second year in a row that the industry will deliver a return on investment higher than 9.0%, according to the Los Angeles Times.

While some investors have sought to temper risk in the current climate, others have gravitated to exchange-traded funds and products (ETFs/ETPs). ETFGI, an independent research and consultancy firm, reported that total assets invested in ETFs/ETPs listed globally reached a record high $3.41 trillion in September 2016, according to its own release of preliminary data. September's $25.19 billion in net new assets marked the 32nd consecutive month of net inflows. Year-to-date through September 30, 2016, equity ETFs/ETPs reported net inflows totaling $238.12 billion.

GLOBAL EQUITIES MARKETS

U.S. investors continue to funnel far more capital into foreign equities than U.S. equities. For the 12-month period ended September 30, 2016, investors funneled a net estimated $18.0 billion into International Equity stock funds (open-end funds and ETFs), compared to net estimated outflows totaling $51.6 billion for U.S. Equity funds, according to Morningstar. With respect to foreign equities, sentiment continued to favor passive funds over actively managed funds. Of the net estimated $18.0 billion invested in International Equity stock funds over the past year, $68.9 billion of it went into passive funds, while investors liquidated $50.9 billion from active funds.

On June 23, 2016, the citizens of the United Kingdom (U.K.) voted (52% vs. 48%) to leave the European Union ("EU"), according to the BBC. There was some fear at the time that the U.K.'s decision to leave the EU ("Brexit") could send shockwaves throughout the global markets. The fear was that if the U.K. could leave, so could other EU members. While no major ripple effects have been felt through the markets to date, this process is likely to take many months to unfold, in our opinion. We intend to monitor this process moving forward.

From a performance standpoint, for the 12-month period ended September 30, 2016, both U.S and major foreign broad-based equity indices were up. The MSCI World Net (ex U.S.) and MSCI Emerging Markets Net indices posted total returns of 7.16% (USD) and 16.78% (USD), respectively, while the S&P 500(R) Index gained 15.43%. Over that same period, the U.S. dollar declined by 0.92% against a basket of major currencies, as measured by the U.S. Dollar Index (DXY).

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FUND PERFORMANCE OVERVIEW (UNAUDITED)
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FIRST TRUST STOXX(R) EUROPEAN SELECT DIVIDEND INDEX FUND (FDD)

First Trust STOXX(R) European Select Dividend Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the STOXX(R) Europe Select Dividend 30 Index (the "STOXX Index"). The shares of the Fund are listed and trade on the NYSE Arca, Inc. under the ticker symbol "FDD." The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks that comprise the STOXX Index or in depositary receipts that may include American Depositary Receipts, Global Depositary Receipts, European Depositary Receipts or other depositary receipts (collectively, the "Depositary Receipts") representing securities in the STOXX Index.

The STOXX Index consists of 30 high dividend-yielding securities selected from the STOXX(R) Europe 600 Index, including secondary lines of those companies (where there are multiple lines of equity capital in a company), which covers 18 European countries: Austria, Belgium, Czech Republic, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom. In addition, a company must have a non-negative five-year dividend-per-share growth rate and a dividend-to-earnings ratio of 60% or less. The STOXX Index is compiled and maintained by STOXX Limited.

------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------
                                                                           AVERAGE ANNUAL               CUMULATIVE
                                                                           TOTAL RETURNS              TOTAL RETURNS
                                                           1 Year      5 Years     Inception      5 Years     Inception
                                                            Ended       Ended      (8/27/07)       Ended      (8/27/07)
                                                           9/30/16     9/30/16     to 9/30/16     9/30/16     to 9/30/16
FUND PERFORMANCE
 NAV                                                        3.88%       4.88%        -5.33%       26.90%       -39.22%
 Market Price                                               3.95%       4.90%        -5.34%       27.03%       -39.30%

INDEX PERFORMANCE
 STOXX(R) Europe Select Dividend 30 Index                   4.40%       5.06%        -4.88%       27.97%       -36.54%
 STOXX(R) Europe 600 Index                                  2.20%       7.97%        -0.05%       46.70%        -0.46%
 MSCI Europe Index                                          2.49%       7.46%        -0.36%       43.31%        -3.20%
------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 32.)

PERFORMANCE REVIEW

The Fund generated a net asset value ("NAV") return of 3.88% during the 12-month period covered by this report. During the same period, the benchmark MSCI Europe Index generated a return of 2.49%. The majority of the Fund's performance came from Switzerland securities, which had a local return of 15.1% and contribution of 3.2% to the Fund's return. Switzerland comprised 21.9% of the Fund over the period. The Real Estate industry among Switzerland securities was the top performing industry with a 23.6% local return. The United Kingdom securities, which had a local return of 13.9%, stayed flat over the period due to the British Pound impacting performance by -13.9%. Spanish securities had the worst local return amongst the various Fund's country exposure with a -13.7% return. On a relative basis, the Fund outperformed the benchmark. The primary cause of the outperformance can be attributable to Switzerland holdings, where the Fund allocated 7.6% more weighting and had a 14.0% higher return, which led to 2.8% of outperformance. United Kingdom securities created -1.5% of drag where the Fund over-weighted the benchmark by 10.1% and underperformed by -3.7%.

------------
The STOXX(R) Europe Select Dividend 30 Index and the trademark used in the index name are the intellectual property of STOXX Limited, Zurich, Switzerland. The index is used under license from STOXX Limited. The Fund is in no way sponsored, endorsed, sold or promoted by STOXX and/or its licensors and neither STOXX Limited nor its licensors shall have any liability with respect thereto.

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FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST STOXX(R) EUROPEAN SELECT DIVIDEND INDEX FUND (FDD) (CONTINUED)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR CLASSIFICATION                LONG-TERM INVESTMENTS
-----------------------------------------------------------
Financials                                   33.43%
Utilities                                    14.95
Industrials                                  12.71
Real Estate                                  11.35
Energy                                        8.92
Health Care                                   8.25
Telecommunication Services                    4.33
Consumer Discretionary                        3.22
Consumer Staples                              2.84
                                            -------
     Total                                  100.00%
                                            =======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
-----------------------------------------------------------
Zurich Insurance Group AG                     6.52%
Royal Dutch Shell PLC, Class B                5.86
Fortum OYJ                                    4.92
SSE PLC                                       4.45
BB Biotech AG                                 4.39
GlaxoSmithKline PLC                           4.35
AstraZeneca PLC                               3.90
Swiss Re AG                                   3.74
Carillion PLC                                 3.60
Deutsche Post AG                              3.41
                                            -------
     Total                                   45.14%
                                            =======


                              PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                 AUGUST 27, 2007 - SEPTEMBER 30, 2016

           First Trust STOXX(R) European     STOXX(R) Europe Select     STOXX(R) Europe     MSCI Europe
           Select Dividend Index Fund        Dividend 30 Index          600 Index           Index
           -----------------------------     ----------------------     ---------------     -----------
8/27/07    $10,000                           $10,000                    $10,000             $10,000
9/30/07     10,323                            10,304                     10,622              10,636
3/31/08      8,841                             9,039                      9,670               9,675
9/30/08      5,562                             5,539                      7,333               7,347
3/31/09      3,201                             3,263                      4,836               4,846
9/30/09      5,182                             5,275                      7,484               7,462
3/31/10      5,053                             5,178                      7,600               7,565
9/30/10      5,133                             5,271                      7,697               7,658
3/31/11      5,682                             5,844                      8,574               8,520
9/30/11      4,789                             4,959                      6,786               6,754
3/31/12      5,151                             5,305                      7,927               7,877
9/30/12      5,159                             5,319                      7,987               7,923
3/31/13      5,154                             5,322                      8,807               8,707
9/30/13      5,845                             6,054                     10,001               9,843
3/31/14      6,539                             6,783                     11,066              10,842
9/30/14      6,353                             6,600                     10,596              10,416
3/31/15      6,244                             6,507                     10,528              10,307
9/30/15      5,851                             6,079                      9,741               9,444
3/31/16      6,010                             6,278                      9,744               9,436
9/30/16      6,079                             6,347                      9,955               9,679


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH SEPTEMBER 30, 2016

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period October 1, 2011 through September 30, 2016. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

                            NUMBER OF DAYS BID/ASK MIDPOINT                NUMBER OF DAYS BID/ASK MIDPOINT
                                      AT/ABOVE NAV                                    BELOW NAV
                        ----------------------------------------       ----------------------------------------
                        0.00%-     0.50%-     1.00%-                   0.00%-     0.50%-     1.00%-
FOR THE PERIOD          0.49%      0.99%      1.99%      >=2.00%       0.49%      0.99%      1.99%      >=2.00%
10/1/11 - 9/30/12         85         80         24          2            44         16          0          0
10/1/12 - 9/30/13        103        130          5          0            12          0          0          0
10/1/13 - 9/30/14        150         81          3          0            16          1          0          1
10/1/14 - 9/30/15        145         32          2          0            63         10          0          0
10/1/15 - 9/30/16        158         27          2          0            54         12          0          0

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FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST FTSE EPRA/NAREIT DEVELOPED MARKETS REAL ESTATE INDEX FUND (FFR)

First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the FTSE EPRA/NAREIT Developed Index (the "FTSE Index"). The shares of the Fund are listed and trade on the NYSE Arca, Inc. under the ticker symbol "FFR." The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks or depositary receipts representing securities in the FTSE Index.

The FTSE Index is compiled and maintained by FTSE International Limited. The FTSE Index is modified market cap weighted based on free float market capitalization and tracks the performance of listed real estate companies or real estate investment trusts ("REITs") in the FTSE EPRA/NAREIT North America Series, the FTSE EPRA/NAREIT Europe Series and the FTSE EPRA/NAREIT Asia Series.

------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------
                                                                           AVERAGE ANNUAL               CUMULATIVE
                                                                           TOTAL RETURNS              TOTAL RETURNS
                                                           1 Year      5 Years     Inception      5 Years     Inception
                                                            Ended       Ended      (8/27/07)       Ended      (8/27/07)
                                                           9/30/16     9/30/16     to 9/30/16     9/30/16     to 9/30/16
FUND PERFORMANCE
 NAV                                                       14.95%      12.42%        2.56%        79.53%        25.89%
 Market Price                                              14.93%      12.52%        2.53%        80.33%        25.51%

INDEX PERFORMANCE
 FTSE EPRA/NAREIT Developed Index                          15.85%      13.16%        3.43%        85.53%        35.93%
 S&P Global REIT Index                                     16.92%      12.91%        3.55%        83.49%        37.27%
 MSCI World REIT Index                                     17.52%      12.89%        3.00%        83.38%        30.84%
------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 32.)

PERFORMANCE REVIEW

The Fund generated a NAV return of 14.95% during the 12-month period covered by this report. During the same period, the benchmark S&P Global REIT Index generated a return of 16.92%. The Fund's REITs domiciled in New Zealand, represented solely by Kiwi Property Group Ltd., were the top performing REITs over the period with a 22.3% local return. United Kingdom REITs were the worst performing REITs over the period with a -23.3% return, -12.4% of which is due to the weakening British Pound relative to the U.S. Dollar. Helical plc, domiciled in the U.K., stood out with a -32.7% local return. The Fund's currency exposure led to a nominal 1.8% contribution, primarily impacted by the British Pound (-12.4%) and the Japanese Yen (+16.8%). On a relative basis, the Fund underperformed the benchmark. The underperformance is largely due to Japanese REITs which underperformed the benchmark by -24.5%, leading to -2.1% of drag. The Fund did not hold any Mexican REITs over the period, which led to 0.22% of outperformance as the benchmark was exposed to the -11.9% depreciation of the Mexican Peso against the U.S. Dollar.

------------
The FTSE EPRA/NAREIT Developed Index is calculated by FTSE International Limited ("FTSE"). FTSE does not sponsor, endorse or promote the First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund. All copyright in the index values and constituent list vests in FTSE and/or its licensors. First Trust and the Fund have obtained full license from FTSE to use such copyright in the creation of the First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund. "FTSE(R)", "FT-SE(R)" and "Footsie(R)" are trademarks jointly owned by the London Stock Exchange Plc and the Financial Times Limited and are used by FTSE under license. "NAREIT(R)" is the trademark of the National Association of Real Estate Investment Trusts and "EPRA(R)" is the trademark of the European Public Real Estate Association and are used by FTSE under license.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST FTSE EPRA/NAREIT DEVELOPED MARKETS REAL ESTATE INDEX FUND (FFR) (CONTINUED)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR CLASSIFICATION                LONG-TERM INVESTMENTS
-----------------------------------------------------------
Real Estate                                  99.65%
Health Care                                   0.15
Financials                                    0.14
Consumer Discretionary                        0.06
                                            -------
     Total                                  100.00%
                                            =======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
-----------------------------------------------------------
Simon Property Group, Inc.                    4.53%
Public Storage                                2.25
Prologis, Inc.                                1.96
Welltower, Inc.                               1.85
Unibail-Rodamco SE                            1.85
Ventas, Inc.                                  1.72
AvalonBay Communities, Inc.                   1.70
Equity Residential                            1.62
Mitsubishi Estate Co., Ltd.                   1.55
Sun Hung Kai Properties Ltd.                  1.50
                                            -------
     Total                                   20.53%
                                            =======



                             PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                AUGUST 27, 2007 - SEPTEMBER 30, 2016

            First Trust FTSE EPRA/ NAREIT Developed    FTSE EPRA/NAREIT     S&P Global     MSCI World
            Markets Real Estate Index Fund             Developed Index      REIT Index     REIT Index
            --------------------------------------     ----------------     ----------     ----------
8/27/07     $10,000                                    $10,000              $10,000        $10,000
9/30/07      10,686                                     10,693               10,581         10,656
3/31/08       9,012                                      9,057                9,112          9,061
9/30/08       7,443                                      7,420                7,905          7,901
3/31/09       3,849                                      3,909                3,762          3,678
9/30/09       6,500                                      6,645                6,368          6,086
3/31/10       7,022                                      7,212                6,985          6,578
9/30/10       7,636                                      7,868                7,608          7,124
3/31/11       8,314                                      8,606                8,557          8,108
9/30/11       7,012                                      7,327                7,481          7,136
3/31/12       8,517                                      8,881                9,051          8,602
9/30/12       9,131                                      9,568                9,636          9,248
3/31/13      10,251                                     10,768               10,771         10,122
9/30/13      10,046                                     10,616               10,281          9,634
3/31/14      10,356                                     10,989               10,892         10,127
9/30/14      10,635                                     11,329               11,278         10,606
3/31/15      11,925                                     12,754               12,819         11,960
9/30/15      10,951                                     11,734               11,742         11,136
3/31/16      11,987                                     12,916               13,170         12,583
9/30/16      12,588                                     13,594               13,728         13,086


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH SEPTEMBER 30, 2016

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period October 1, 2011 through September 30, 2016. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

                            NUMBER OF DAYS BID/ASK MIDPOINT                NUMBER OF DAYS BID/ASK MIDPOINT
                                      AT/ABOVE NAV                                    BELOW NAV
                        ----------------------------------------       ----------------------------------------
                        0.00%-     0.50%-     1.00%-                   0.00%-     0.50%-     1.00%-
FOR THE PERIOD          0.49%      0.99%      1.99%      >=2.00%       0.49%      0.99%      1.99%      >=2.00%
10/1/11 - 9/30/12        123         21          0          0           104          3          0          0
10/1/12 - 9/30/13        162         30          0          0            55          1          2          0
10/1/13 - 9/30/14        158         21          0          0            70          3          0          0
10/1/14 - 9/30/15         67         14          0          0           127         44          0          0
10/1/15 - 9/30/16         35          0          0          0           184         33          1          0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST DOW JONES GLOBAL SELECT DIVIDEND INDEX FUND (FGD)

First Trust Dow Jones Global Select Dividend Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Dow Jones Global Select Dividend Index(SM) (the "Select Dividend Index"). The shares of the Fund are listed and trade on the NYSE Arca, Inc. under the ticker symbol "FGD." The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks or depositary receipts representing securities in the Select Dividend Index.

The Select Dividend Index is an indicated annual dividend yield weighted index of 100 stocks selected from the developed-market portion of the Dow Jones World Index(SM). Indicated annual dividend yield is a stock's unadjusted indicated annual dividend (not including any special dividends) divided by its unadjusted price.

------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------
                                                                           AVERAGE ANNUAL               CUMULATIVE
                                                                           TOTAL RETURNS              TOTAL RETURNS
                                                           1 Year      5 Years     Inception      5 Years     Inception
                                                            Ended       Ended      (11/21/07)      Ended      (11/21/07)
                                                           9/30/16     9/30/16     to 9/30/16     9/30/16     to 9/30/16
FUND PERFORMANCE
 NAV                                                       13.68%       7.25%        2.18%        41.89%        21.07%
 Market Price                                              13.76%       7.31%        2.14%        42.30%        20.68%

INDEX PERFORMANCE
 Dow Jones Global Select Dividend Index(SM)                14.02%       7.12%        2.30%        41.05%        22.28%
 Dow Jones World Developed Markets Index(SM)               11.96%      12.05%        4.02%        76.63%        41.74%
 MSCI World Index                                          11.36%      11.63%        3.46%        73.33%        35.16%
------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 32.)

PERFORMANCE REVIEW

The Fund generated a NAV return of 13.68% during the 12-month period covered by this report. During the same period, the benchmark MSCI World Index generated a return of 11.36%. Australian holdings contributed to 4.6% of the Fund's return where the Fund held this country at a 16.7% weighting and had a 16.5% local return. Spanish holdings were the least contributing and performing country over the period with a -18.8% local return and -0.9% contribution. The Fund's currency exposure had a nominal impact of +1.0% to the Fund's performance, primarily impacted by the British Pound (-12.1%) and the Japanese Yen (+17.8%). On a relative basis, the Fund outperformed the benchmark. Australian holdings were the leading cause of the outperformance as the Fund over-weighted the benchmark by 14.1% and outperformed the benchmark by 5.3%. United Kingdom holdings reversed -1.2% of outperformance as the Fund allocated 7.2% more weighting to the poor performing country.

------------
Dow Jones and Dow Jones Global Select Dividend Index(SM) are trademarks of Dow Jones & Company, Inc. ("Dow Jones") and have been licensed for use for certain purposes by First Trust and the Fund. The Fund, based on the Dow Jones Global Select Dividend Index(SM), is not sponsored, endorsed, sold or promoted by Dow Jones and Dow Jones makes no representation regarding the advisability of trading or investing in such product.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST DOW JONES GLOBAL SELECT DIVIDEND INDEX FUND (FGD) (CONTINUED)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR CLASSIFICATION                LONG-TERM INVESTMENTS
-----------------------------------------------------------
Financials                                   32.33%
Telecommunication Services                   10.88
Consumer Discretionary                       10.57
Energy                                       10.44
Industrials                                   9.89
Utilities                                     9.73
Materials                                     6.62
Real Estate                                   3.52
Consumer Staples                              3.04
Health Care                                   1.81
Information Technology                        1.17
                                            -------
     Total                                  100.00%
                                            =======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
-----------------------------------------------------------
Vivendi S.A.                                  1.67%
Fortum OYJ                                    1.66
Russel Metals, Inc.                           1.63
Bendigo and Adelaide Bank Ltd.                1.60
SKY Network Television Ltd.                   1.58
Mapfre S.A.                                   1.58
New World Development Co., Ltd.               1.55
Zurich Insurance Group AG                     1.52
Australia and New Zealand Banking
   Group Ltd.                                 1.50
Fletcher Building Ltd.                        1.49
                                            -------
     Total                                   15.78%
                                            =======


                                   PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                      NOVEMBER 21, 2007 - SEPTEMBER 30, 2016

            First Trust Dow Jones Global      Dow Jones Global Select     Dow Jones World Developed     MSCI World
            Select Dividend Index Fund        Dividend Index(SM)          Markets Index(SM)             Index
            ----------------------------      -----------------------     -------------------------     ----------
11/21/07    $10,000                           $10,000                     $10,000                       $10,000
3/31/08       9,345                             9,397                       9,379                         9,378
9/30/08       7,028                             6,951                       7,816                         7,815
3/31/09       4,375                             4,397                       5,416                         5,385
9/30/09       7,857                             7,903                       7,765                         7,636
3/31/10       8,160                             8,231                       8,381                         8,204
9/30/10       8,669                             8,742                       8,372                         8,152
3/31/11       9,654                             9,748                       9,611                         9,308
9/30/11       8,533                             8,669                       8,023                         7,798
3/31/12       9,652                             9,719                       9,642                         9,360
9/30/12      10,033                            10,121                       9,761                         9,482
3/31/13      10,553                            10,640                      10,854                        10,470
9/30/13      11,477                            11,491                      11,854                        11,398
3/31/14      12,619                            12,761                      12,996                        12,465
9/30/14      12,459                            12,594                      13,274                        12,788
3/31/15      12,094                            12,236                      13,781                        13,216
9/30/15      10,651                            10,725                      12,658                        12,138
3/31/16      11,328                            11,482                      13,331                        12,761
9/30/16      12,107                            12,228                      14,171                        13,516


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH SEPTEMBER 30, 2016

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period October 1, 2011 through September 30, 2016. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

                            NUMBER OF DAYS BID/ASK MIDPOINT                NUMBER OF DAYS BID/ASK MIDPOINT
                                      AT/ABOVE NAV                                    BELOW NAV
                        ----------------------------------------       ----------------------------------------
                        0.00%-     0.50%-     1.00%-                   0.00%-     0.50%-     1.00%-
FOR THE PERIOD          0.49%      0.99%      1.99%      >=2.00%       0.49%      0.99%      1.99%      >=2.00%
10/1/11 - 9/30/12        160         51          0          0            35          5          0          0
10/1/12 - 9/30/13        195         23          0          0            32          0          0          0
10/1/13 - 9/30/14        219         16          0          0            17          0          0          0
10/1/14 - 9/30/15        105          3          0          0           136          8          0          0
10/1/15 - 9/30/16         65          2          0          0           176         10          0          0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST ISE GLOBAL WIND ENERGY INDEX FUND (FAN)

First Trust ISE Global Wind Energy Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the ISE Global Wind Energy(TM) Index (the "ISE Index"). The shares of the Fund are listed and trade on the NYSE Arca, Inc. under the ticker symbol "FAN." The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks or in depositary receipts representing securities in the ISE Index.

The ISE Index was developed and is owned by the International Securities Exchange, LLC ("ISE"). ISE has contracted with Standard & Poor's Dow Jones Indices to calculate and maintain the ISE Index. The ISE Index provides a benchmark for investors interested in tracking public companies throughout the world that are active in the wind energy industry based on analysis of the products and services offered by those companies.

------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------
                                                                           AVERAGE ANNUAL               CUMULATIVE
                                                                           TOTAL RETURNS              TOTAL RETURNS
                                                           1 Year      5 Years     Inception      5 Years     Inception
                                                            Ended       Ended      (6/16/08)       Ended      (6/16/08)
                                                           9/30/16     9/30/16     to 9/30/16     9/30/16     to 9/30/16

FUND PERFORMANCE
 NAV                                                       30.42%      12.22%        -7.98%        77.99%      -49.82%
 Market Price                                              31.76%      12.52%        -7.93%        80.39%      -49.58%

INDEX PERFORMANCE
 ISE Global Wind Energy(TM) Index                          31.81%      12.98%        -7.23%        84.04%      -46.30%
 Russell 3000(R) Index                                     14.96%      16.36%         8.13%       113.28%       91.13%
 MSCI World Index                                          11.36%      11.63%         4.15%        73.33%       40.10%
------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 32.)

PERFORMANCE REVIEW

The Fund generated a NAV return of 30.42% during the 12-month period covered by this report. During the same period, the benchmark MSCI World Index generated a return of 11.36%. The majority of the Fund's performance came from its holdings domiciled in Australia. Australian securities were given an allocation of 5.9%, had a local return of 225.1%, and contributed 9.6%. Infigen Energy was the primary contributor to the Australian segments performance as it returned 198.2% over the period. Hong Kong securities had a local return of -21.6% and due to its 11.5% allocation, these securities contributed -3.0% to the Fund's return. The Fund's currency exposure had a nominal impact of 1.0% to the Fund's return. On a relative basis, the Fund outperformed the benchmark. Australian Utility holdings were the primary cause of the outperformance as the benchmark did not have any exposure to Infigen Energy, creating 9.0% of relative outperformance. Hong Kong securities created -4.6% of underperformance where the Fund had a 10.6% greater allocation to the poor performing country.

------------
"International Securities Exchange(R)", "ISE(R)" and "ISE Global Wind Energy(TM) Index" are trademarks of the International Securities Exchange, LLC and have been licensed for use for certain purposes by First Trust. The Fund, based on the ISE Global Wind Energy(TM) Index, is not sponsored, endorsed, sold or promoted by the International Securities Exchange(R) and the International Securities Exchange(R) makes no representation regarding the advisability of trading in such product.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST ISE GLOBAL WIND ENERGY INDEX FUND (FAN) (CONTINUED)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR CLASSIFICATION                LONG-TERM INVESTMENTS
-----------------------------------------------------------
Utilities                                    53.31%
Industrials                                  40.89
Energy                                        4.04
Materials                                     0.93
Consumer Discretionary                        0.83
                                            -------
     Total                                  100.00%
                                            =======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
-----------------------------------------------------------
Vestas Wind Systems A/S                       8.39%
EDP Renovaveis S.A.                           7.23
Iberdrola S.A.                                7.06
Gamesa Corp. Tecnologica S.A.                 6.85
China Longyuan Power Group Corp.,
   Ltd., Class H                              5.94
Nordex SE                                     5.60
Greentech Energy Systems A/S                  5.07
Futuren S.A.                                  4.72
Concord New Energy Group Ltd.                 3.96
PNE Wind AG                                   3.94
                                            -------
     Total                                   58.76%
                                            =======


                          PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                              JUNE 16, 2008 - SEPTEMBER 30, 2016

            First Trust ISE Global          ISE Global Wind      Russell 3000(R)     MSCI World
            Wind Energy Index Fund          Energy(TM) Index     Index               Index
            ---------------------------     ----------------     ---------------     ----------
6/16/08     $10,000                         $10,000              $10,000             $10,000
9/30/08       6,370                           6,314                8,583               8,101
3/31/09       3,502                           3,515                5,912               5,582
9/30/09       5,461                           5,512                8,032               7,916
3/31/10       4,574                           4,646                9,011               8,505
9/30/10       3,544                           3,626                8,912               8,451
3/31/11       4,061                           4,162               10,579               9,649
9/30/11       2,819                           2,917                8,961               8,083
3/31/12       2,736                           2,827               11,340               9,702
9/30/12       2,364                           2,458               11,667               9,828
3/31/13       2,713                           2,821               12,991              10,852
9/30/13       3,703                           3,872               14,187              11,814
3/31/14       4,313                           4,528               15,929              12,920
9/30/14       4,154                           4,370               16,706              13,255
3/31/15       3,998                           4,227               17,897              13,699
9/30/15       3,848                           4,075               16,623              12,581
3/31/16       4,359                           4,658               17,836              13,226
9/30/16       5,019                           5,371               19,109              14,009


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH SEPTEMBER 30, 2016

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period October 1, 2011 through September 30, 2016. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

                            NUMBER OF DAYS BID/ASK MIDPOINT                NUMBER OF DAYS BID/ASK MIDPOINT
                                      AT/ABOVE NAV                                    BELOW NAV
                        ----------------------------------------       ----------------------------------------
                        0.00%-     0.50%-     1.00%-                   0.00%-     0.50%-     1.00%-
FOR THE PERIOD          0.49%      0.99%      1.99%      >=2.00%       0.49%      0.99%      1.99%      >=2.00%
10/1/11 - 9/30/12         12          1          0          0            78        135         25          0
10/1/12 - 9/30/13         39         23          2          0           126         57          3          0
10/1/13 - 9/30/14        123         31          0          0            83         15          0          0
10/1/14 - 9/30/15         58          8          0          0           130         53          2          1
10/1/15 - 9/30/16        102         20          5          1            96         27          2          0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST ISE GLOBAL ENGINEERING AND CONSTRUCTION INDEX FUND (FLM)

First Trust ISE Global Engineering and Construction Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of the ISE Global Engineering and Construction(TM) Index (the "Index"). The shares of the Fund are listed and trade on the NYSE Arca, Inc. under the ticker symbol "FLM." The Fund will normally invest in at least 90% of its net assets (including investment borrowings) in common stocks or in depositary receipts representing securities in the Index.

The Index is developed and owned by the International Securities Exchange, LLC ("ISE"). ISE has contracted with Standard & Poor's Dow Jones Indices to calculate and maintain the ISE Index. The Index provides a benchmark for investors interested in tracking public companies throughout the world that are active in the engineering and construction industries, based on analysis of the products and services offered by those companies.

------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------
                                                                           AVERAGE ANNUAL               CUMULATIVE
                                                                           TOTAL RETURNS              TOTAL RETURNS
                                                           1 Year      5 Years     Inception      5 Years     Inception
                                                            Ended       Ended      (10/13/08)      Ended      (10/13/08)
                                                           9/30/16     9/30/16     to 9/30/16     9/30/16     to 9/30/16
FUND PERFORMANCE
 NAV                                                       12.40%       9.44%         7.96%        57.00%       84.05%
 Market Price                                              12.22%       9.52%         7.92%        57.53%       83.48%

INDEX PERFORMANCE
 ISE Global Engineering and Construction(TM) Index         13.45%      10.49%         9.72%        64.63%      109.40%
 Russell 3000(R) Index                                     14.96%      16.36%        12.76%       113.28%      160.22%
 MSCI World Industrials Index                              17.92%      12.96%        10.68%        83.93%      124.32%
------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 32.)

PERFORMANCE REVIEW

The Fund generated a NAV return of 12.40% during the 12-month period covered by this report. During the same period, the benchmark MSCI World Industrials Index generated a return of 17.92%. United States domiciled holdings were the top performing and contributing securities over the period with a 23.1% return and 4.8% contribution. These holdings were given a 21.2% allocation over the period. Japan was the highest weighted country at 25.3%. The Japanese Yen appreciated against the U.S. Dollar by 16.9%, aiding the country's contribution to the Fund's return by 4.3%. Netherlands holdings detracted -1.5% of the Fund's return as they had a local return of -18.0% and 6.1% allocation. The Fund's currency exposure led to a 5.5% impact on the Fund's performance, primarily impacted by the Japanese Yen (+16.9%) and the Great British Pound (-12.1%). On a relative basis, the Fund underperformed the benchmark. Sweden and Australia were the top two contributors, creating 1.4% and 1.0% of outperformance, respectively. The Netherlands and Hong Kong were the bottom two contributors, creating -2.3% and -2.0% of underperformance, respectively.

------------
"International Securities Exchange(R)", "ISE(R)" and "ISE Global Engineering and Construction(TM) Index" are trademarks of the International Securities Exchange, LLC and have been licensed for use for certain purposes by First Trust. The Fund, based on the ISE Global Engineering and Construction(TM) Index, is not sponsored, endorsed, sold or promoted by the International Securities Exchange(R) and the International Securities Exchange(R) makes no representation regarding the advisability of trading in such product.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST ISE GLOBAL ENGINEERING AND CONSTRUCTION INDEX FUND (FLM) (CONTINUED)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR CLASSIFICATION                LONG-TERM INVESTMENTS
-----------------------------------------------------------
Industrials                                  94.44%
Energy                                        4.35
Utilities                                     1.21
                                            -------
     Total                                  100.00%
                                            =======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
-----------------------------------------------------------
Vinci S.A.                                    2.88%
Skanska AB, Class B                           2.84
Bouygues S.A.                                 2.79
China Railway Group Ltd., Class H             2.64
China Communications Construction
   Co., Ltd., Class H                         2.48
Taisei Corp.                                  2.47
Fluor Corp.                                   2.47
Kajima Corp.                                  2.45
JGC Corp.                                     2.42
EMCOR Group, Inc.                             2.41
                                            -------
     Total                                   25.85%
                                            =======


                                      PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                         OCTOBER 13, 2008 - SEPTEMBER 30, 2016

            First Trust ISE Global Engineering     ISE Global Engineering and     Russell 3000(R)     MSCI World
            and Construction Index Fund            Construction(TM) Index         Index               Industrials Index
            ----------------------------------     --------------------------     ---------------     -----------------
10/13/08    $10,000                                $10,000                        $10,000             $10,000
3/31/09       8,987                                  9,388                          8,048               7,741
9/30/09      13,384                                 14,103                         10,935              11,514
3/31/10      13,471                                 14,263                         12,268              12,962
9/30/10      13,522                                 14,368                         12,133              13,181
3/31/11      16,744                                 17,882                         14,403              15,709
9/30/11      11,724                                 12,719                         12,200              12,195
3/31/12      14,306                                 15,435                         15,439              15,069
9/30/12      13,826                                 15,022                         15,884              14,746
3/31/13      15,249                                 16,595                         17,687              16,942
9/30/13      17,288                                 18,979                         19,315              18,901
3/31/14      18,939                                 20,875                         21,687              20,608
9/30/14      17,644                                 19,533                         22,745              20,445
3/31/15      17,189                                 19,318                         24,367              21,165
9/30/15      16,376                                 18,456                         22,632              19,021
3/31/16      17,378                                 19,731                         24,284              21,005
9/30/16      18,407                                 20,939                         26,018              22,431


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH SEPTEMBER 30, 2016

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period October 1, 2011 through September 30, 2016. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

                            NUMBER OF DAYS BID/ASK MIDPOINT                NUMBER OF DAYS BID/ASK MIDPOINT
                                      AT/ABOVE NAV                                    BELOW NAV
                        ----------------------------------------       ----------------------------------------
                        0.00%-     0.50%-     1.00%-                   0.00%-     0.50%-     1.00%-
FOR THE PERIOD          0.49%      0.99%      1.99%      >=2.00%       0.49%      0.99%      1.99%      >=2.00%
10/1/11 - 9/30/12         90          2          0          0           145         14          0          0
10/1/12 - 9/30/13         54          1          0          0           182         13          0          0
10/1/13 - 9/30/14        109          0          0          0           136          7          0          0
10/1/14 - 9/30/15         62          2          1          0           170         17          0          0
10/1/15 - 9/30/16         64          3          1          0           159         24          2          0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST NASDAQ(R) CLEAN EDGE(R) SMART GRID INFRASTRUCTURE INDEX FUND (GRID)

First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the NASDAQ OMX(R) Clean Edge(R) Smart Grid Infrastructure Index(SM) (the "Index"). The shares of the Fund are listed and trade on The Nasdaq Stock Market LLC under the ticker symbol "GRID." The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks or in depositary receipts representing securities in the Index.

The Index is designed to act as a transparent and liquid benchmark for the grid and electric energy infrastructure sector. The Index includes companies that are primarily engaged and involved in electric grid, electric meters and devices, networks, energy storage and management, and enabling software used by the smart grid infrastructure sector. Clean Edge, Inc. provides a list of companies to be included in the Index to Nasdaq, Inc., which then compiles the Index.

------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------
                                                                           AVERAGE ANNUAL               CUMULATIVE
                                                                           TOTAL RETURNS              TOTAL RETURNS
                                                           1 Year      5 Years     Inception      5 Years     Inception
                                                            Ended       Ended      (11/16/09)      Ended      (11/16/09)
                                                           9/30/16     9/30/16     to 9/30/16     9/30/16     to 9/30/16
FUND PERFORMANCE
 NAV                                                       25.77%      11.45%         5.05%        71.94%       40.31%
 Market Price                                              26.49%      11.42%         5.06%        71.71%       40.35%

INDEX PERFORMANCE
 NASDAQ OMX(R) Clean Edge(R) Smart Grid
    Infrastructure Index(SM)                               26.75%      12.19%         5.90%        77.76%       48.29%
 Russell 3000(R) Index                                     14.96%      16.36%        12.72%       113.28%      127.61%
 S&P Composite 1500 Industrials Index                      19.76%      17.80%        13.84%       126.83%      143.67%
 MSCI World Industrials Index                              17.92%      12.96%         9.55%        83.93%       87.14%
------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 32.)

PERFORMANCE REVIEW

The Fund generated a NAV return of 25.77% during the 12-month period covered by this report. During the same period, the benchmark S&P Composite 1500 Industrials Index generated a return of 19.76%. United States domiciled securities were given the greatest allocation over the period at 49.5% and posted the highest returns of 37.5%, leading to a contribution of 18.5%. United States Semiconductors & Semiconductor Equipment securities had the best performance with a 79.9% return. United States Software securities had the worst performance with a -14.8% return. Japanese domiciled securities also posted a particularly impressive return of 31.5%, aided by the Japanese Yen appreciating against the Dollar by 16.3%. Hong Kong domiciled securities, represented solely by Wasion Group Holdings, Ltd., contributed -2.4% to the Fund's return as this security had a -44.1% local return. On a relative basis the Fund outperformed the benchmark. United States domiciled securities caused 7.8% of outperformance as the Fund had a 17.6% higher return. -2.7% of outperformance was reversed by Hong Kong domiciled securities (Wasion Group Holdings Ltd.) as the benchmark did not have any exposure to the country versus the Fund's exposure of 2.7%.

------------
The Fund is not sponsored, sold or promoted by Nasdaq, Inc., Clean Edge, Inc. ("Clean Edge") or their affiliates (Nasdaq, Inc. and its affiliates, collectively, the "Corporations"). The Corporations have not passed on the legality or suitability of , or the accuracy or adequacy of descriptions and disclosures relating to the Fund. The Corporations neither recommend nor endorse any investment in the Index. The Corporations make no warranties and bear no liability with respect to the Fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST NASDAQ(R) CLEAN EDGE(R) SMART GRID INFRASTRUCTURE INDEX FUND (GRID) (CONTINUED)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR CLASSIFICATION                LONG-TERM INVESTMENTS
-----------------------------------------------------------
Industrials                                  56.52%
Information Technology                       31.53
Utilities                                    10.02
Consumer Discretionary                        1.93
                                            -------
     Total                                  100.00%
                                            =======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
-----------------------------------------------------------
Quanta Services, Inc.                         8.64%
Prysmian S.p.A.                               8.44
ABB Ltd.                                      8.25
Schneider Electric SE                         8.12
Red Electrica Corp. S.A.                      7.97
Itron, Inc.                                   4.65
Osaki Electric Co., Ltd.                      4.35
Advanced Energy Industries, Inc.              4.28
Silver Spring Networks, Inc.                  4.13
MYR Group, Inc.                               4.12
                                            -------
     Total                                   62.95%
                                            =======


                                      PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                        NOVEMBER 16, 2009 - SEPTEMBER 30, 2016

            First Trust NASDAQ(R)         NASDAQ OMX(R)                   Russell     S&P 1500              MSCI World
            Clean Edge(R) Smart Grid      Clean Edge(R) Smart Grid        3000(R)     Composite             Industrials
            Infrastructure Index Fund     Infrastructure Index(SM)        Index       Industrials Index     Index
            -------------------------     ---------------------------     -------     -----------------     -----------
11/16/09    $10,000                       $10,000                         $10,000     $10,000               $10,000
3/31/10      10,257                        10,297                          10,731      11,205                10,814
9/30/10      10,154                        10,236                          10,614      11,249                10,997
3/31/11      11,775                        11,912                          12,600      13,832                13,106
9/30/11       8,161                         8,341                          10,672      10,743                10,174
3/31/12       9,553                         9,741                          13,505      14,081                12,572
9/30/12       9,860                        10,103                          13,895      14,004                12,302
3/31/13      10,996                        11,314                          15,472      16,373                14,134
9/30/13      11,678                        12,082                          16,896      18,307                15,769
3/31/14      13,450                        13,973                          18,971      20,766                17,193
9/30/14      12,401                        12,931                          19,897      21,102                17,057
3/31/15      12,583                        13,168                          21,316      22,495                17,657
9/30/15      11,164                        11,698                          19,798      20,347                15,868
3/31/16      12,302                        12,977                          21,243      22,980                17,523
9/30/16      14,032                        14,828                          22,760      24,368                18,713


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH SEPTEMBER 30, 2016

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period October 1, 2011 through September 30, 2016. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

                            NUMBER OF DAYS BID/ASK MIDPOINT                NUMBER OF DAYS BID/ASK MIDPOINT
                                      AT/ABOVE NAV                                    BELOW NAV
                        ----------------------------------------       ----------------------------------------
                        0.00%-     0.50%-     1.00%-                   0.00%-     0.50%-     1.00%-
FOR THE PERIOD          0.49%      0.99%      1.99%      >=2.00%       0.49%      0.99%      1.99%      >=2.00%
10/1/11 - 9/30/12         22          7          0          1           187         34          0          0
10/1/12 - 9/30/13         26         17          0          0           154         53          0          0
10/1/13 - 9/30/14        186         15          0          0            44          7          0          0
10/1/14 - 9/30/15         72         28         13          2            99         32          4          2
10/1/15 - 9/30/16         68         48          2          0            98         37          0          0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST INDXX GLOBAL NATURAL RESOURCES INCOME ETF (FTRI)

From the beginning of the period covered by this report until the close of business on December 18, 2015, the First Trust Indxx Global Natural Resources Income ETF (the "Fund"), formerly First Trust ISE Global Copper Index Fund, sought investment results that correspond generally to the price and yield, before the Fund's fees and expenses, of an equity index called the ISE Global Copper(TM) Index. Effective on the close of business December 18, 2015, the Fund changed its investment objective to seek investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Indxx Global Natural Resources Income Index (the "Index"). The shares of the Fund are listed and traded on The Nasdaq Stock Market LLC under the ticker symbol "FTRI." The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks and/or depositary receipts that comprise the Index.

The Index is owned and is developed, maintained and sponsored by Indxx, LLC. The Index is a 50-stock free float adjusted market capitalization weighted index designed to measure the market performance of the 50 highest dividend yielding companies involved in the upstream (i.e., generally exploration and production) segment of the natural resources sector.

------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------
                                                                           AVERAGE ANNUAL               CUMULATIVE
                                                                           TOTAL RETURNS              TOTAL RETURNS
                                                           1 Year      5 Years     Inception      5 Years     Inception
                                                            Ended       Ended      (3/11/10)       Ended      (3/11/10)
                                                           9/30/16     9/30/16     to 9/30/16     9/30/16     to 9/30/16
FUND PERFORMANCE
 NAV                                                        0.20%      -14.16%      -12.54%       -53.39%      -58.47%
 Market Price                                              -0.06%      -14.05%      -12.53%       -53.10%      -58.42%

INDEX PERFORMANCE
 Indxx Global Natural Resources Income Index*               9.89%         N/A          N/A           N/A          N/A
 ISE Global Copper(TM) Index*                                N/A          N/A          N/A           N/A          N/A
 MSCI All Country World Materials Index                    24.05%        1.45%       -0.35%         7.45%       -2.26%
 MSCI All Country World Index                              11.96%       10.63%        7.35%        65.70%       59.17%
------------------------------------------------------------------------------------------------------------------------

* Effective on the close of business December 18, 2015, the Fund's underlying index changed from the ISE Global Copper(TM) Index to the Indxx Global Natural Resources Income Index. Therefore, the Fund's performance and total returns shown for the period prior to December 18, 2015, are not necessarily indicative of the performance the Fund, based on its current Index, would have generated. Since the Fund's new underlying index had an inception date of June 1, 2015, it was not in existence for all of the periods disclosed. ISE Global Copper(TM) Index terminated on December 18, 2015 and information on this index is no longer available.

(See Notes to Fund Performance Overview on page 32.)

PERFORMANCE REVIEW

The Fund generated a NAV return of 0.20% during the 12-month period covered by this report. During the same period, the benchmark MSCI All Country World Materials Index generated a return of 24.05%. The top performing country was South Africa with a 165.6% local return, but its contribution was limited to 0.22% as the country was given a low allocation of 0.1%. Indian securities were the worst performing securities over the period with a -34.5% local return and a -1.5% contribution. The Netherlands had the largest contribution to the Fund's return at 1.8%, due to the country's large allocation of 8.2% and high local return of 16.4%. United States securities were the worst contributing securities with a -1.7% contribution, due to the country's large allocation of 12.4% and poor return of -25.1%. On a relative basis, the Fund underperformed the benchmark. The primary reason for the underperformance was the Fund's 5.9% over exposure and -30.8% lower return among United Kingdom holdings relative to the benchmark.

------------
"International Securities Exchange(R)", "ISE(R)" and "ISE Global Copper(TM) Index" are trademarks of the International Securities Exchange, LLC and have been licensed for use for certain purposes by First Trust. The Fund, based on the ISE Global Copper(TM) Index, is not sponsored, endorsed, sold or promoted by the International Securities Exchange(R) and the International Securities Exchange(R) makes no representation regarding the advisability of trading in such product. The Fund is not sponsored, endorsed, sold or promoted by Indxx, LLC ("Indxx"). Indxx makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of trading in the Fund. Indxx does not guarantee the accuracy and/or the completeness of the indexes or any data included therein and Indxx shall have no liability for any errors, omissions or interruptions therein.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST INDXX GLOBAL NATURAL RESOURCES INCOME ETF (FTRI) (CONTINUED)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR CLASSIFICATION                LONG-TERM INVESTMENTS
-----------------------------------------------------------
Energy                                       58.52%
Materials                                    30.70
Utilities                                     8.85
Consumer Staples                              1.93
                                            -------
     Total                                  100.00%
                                            =======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
-----------------------------------------------------------
Chevron Corp.                                10.13%
Royal Dutch Shell PLC, Class A, ADR          10.02
Exxon Mobil Corp.                            10.02
TOTAL S.A., ADR                               9.67
LUKOIL PJSC                                   4.54
CNOOC Ltd., ADR                               4.52
Gazprom PJSC                                  4.44
International Paper Co.                       4.36
Potash Corp. of Saskatchewan, Inc.            3.03
POSCO, ADR                                    3.02
                                            -------
     Total                                   63.75%
                                            =======


                      PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                          MARCH 11, 2010 - SEPTEMBER 30, 2016

            First Trust Indxx Global         MSCI All Country          MSCI All Country
            Natural Resources Income ETF     World Materials Index     World Index
            ----------------------------     ---------------------     ----------------
3/11/10     $10,000                          $10,000                   $10,000
3/31/10      10,297                           10,291                    10,172
9/30/10      11,208                           10,440                    10,220
3/31/11      14,567                           12,429                    11,604
9/30/11       8,910                            9,096                     9,606
3/31/12      10,984                           10,529                    11,519
9/30/12      10,141                           10,066                    11,621
3/31/13       9,256                           10,081                    12,731
9/30/13       8,087                           10,105                    13,683
3/31/14       8,027                           10,600                    14,841
9/30/14       7,893                           10,309                    15,230
3/31/15       6,189                            9,852                    15,646
9/30/15       4,144                            7,880                    14,216
3/31/16       3,874                            8,628                    14,967
9/30/16       4,152                            9,775                    15,916


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH SEPTEMBER 30, 2016

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period October 1, 2011 through September 30, 2016. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

                            NUMBER OF DAYS BID/ASK MIDPOINT                NUMBER OF DAYS BID/ASK MIDPOINT
                                      AT/ABOVE NAV                                    BELOW NAV
                        ----------------------------------------       ----------------------------------------
                        0.00%-     0.50%-     1.00%-                   0.00%-     0.50%-     1.00%-
FOR THE PERIOD          0.49%      0.99%      1.99%      >=2.00%       0.49%      0.99%      1.99%      >=2.00%
10/1/11 - 9/30/12         57         23          4          1           126         40          0          0
10/1/12 - 9/30/13        100         25          1          0           100         23          0          1
10/1/13 - 9/30/14         82          7          0          0           135         25          3          0
10/1/14 - 9/30/15        104         14          2          0           119         13          0          0
10/1/15 - 9/30/16         74         21          2          1           114         31         10          0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST INDXX GLOBAL AGRICULTURE ETF (FTAG)

From the beginning of the period covered by this report until the close of business on December 18, 2015, the First Trust Indxx Global Agriculture ETF (the "Fund"), formerly First Trust ISE Global Platinum Index Fund, sought investment results that correspond generally to the price and yield, before the Fund's fees and expenses, of any equity index called the ISE Global Platinum(TM) Index. Effective on the close of business December 18, 2015, the Fund changed its investment objective to seek investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Indxx Global Agriculture Index (the "Index"). The shares of the Fund are listed and traded on The Nasdaq Stock Market LLC under the ticker symbol "FTAG." The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks and/or depositary receipts that comprise the Index.

The Index is owned and is developed, maintained and sponsored by Indxx, LLC. The Index is a market capitalization weighted index designed to measure the performance of companies that are directly or indirectly engaged in improving agricultural yields. The Index is comprised of farmland companies and firms involved in chemicals and fertilizers, seeds, irrigation equipment, and farm machinery.

------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------
                                                                           AVERAGE ANNUAL               CUMULATIVE
                                                                           TOTAL RETURNS              TOTAL RETURNS
                                                           1 Year      5 Years     Inception      5 Years     Inception
                                                            Ended       Ended      (3/11/10)       Ended      (3/11/10)
                                                           9/30/16     9/30/16     to 9/30/16     9/30/16     to 9/30/16
FUND PERFORMANCE
 NAV                                                       -18.92%     -24.70%      -24.73%       -75.80%      -84.47%
 Market Price                                              -19.07%     -24.53%      -24.73%       -75.52%      -84.47%

INDEX PERFORMANCE
 Indxx Global Agriculture Index*                             8.59%        N/A          N/A           N/A          N/A
 ISE Global Platinum(TM) Index*                               N/A         N/A          N/A           N/A          N/A
 MSCI All Country World Index                               11.96%      10.63%        7.35%        65.70%       59.17%
 MSCI All Country World Materials Index                     24.05%       1.45%       -0.35%         7.45%       -2.26%
------------------------------------------------------------------------------------------------------------------------

* Effective on the close of business December 18, 2015, the Fund's underlying index changed from the ISE Global Platinum(TM) Index to the Indxx Global Agriculture Index. Therefore, the Fund's performance and total returns shown for the period prior to December 18, 2015, are not necessarily indicative of the performance the Fund, based on its current Index, would have generated. Since the Fund's new underlying index had an inception date of June 1, 2015, it was not in existence for all of the periods disclosed. ISE Global Platinum(TM) Index terminated on December 18, 2015 and information on this index is no longer available.

(See Notes to Fund Performance Overview on page 32.)

PERFORMANCE REVIEW

The Fund generated a NAV return of -18.92% during the 12-month period covered by this report. During the same period, the benchmark MSCI All Country World Materials Index generated a return of 24.05%. Indian domiciled securities were the top contributing securities over the period with a local return of +25.9% and contribution of +.91%. South African domiciled securities were the worst contributing securities over the period with a local return of -40.7% and contribution of -11.9%. The Fund's currency exposure had minimal impact on the Fund's return. Notably, the Japanese Yen contributed +15.6% to the countries local return of -25.1% and the Great British Pound contributed -14.2% to the countries local return of 4.0%. On a relative basis the Fund underperformed the benchmark. The majority of the underperformance is attributable to South African holdings. The Fund underperformed the benchmark by -32.6%. The performance differential is largely due to one South African security, Impala Platinum Holdings, Inc., which the Fund sold in December of 2015. From December 31, 2015, to September 30, 2016, this security was up +177.6%.

------------
"International Securities Exchange(R)", "ISE(R)" and "ISE Global Platinum(TM) Index" are trademarks of the International Securities Exchange, LLC and have been licensed for use for certain purposes by First Trust. The Fund, based on the ISE Global Platinum(TM) Index, is not sponsored, endorsed, sold or promoted by the International Securities Exchange(R) and the International Securities Exchange(R) makes no representation regarding the advisability of trading in such product. The Fund is not sponsored, endorsed, sold or promoted by Indxx, LLC ("Indxx"). Indxx makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of trading in the Fund. Indxx does not guarantee the accuracy and/or the completeness of the indexes or any data included therein and Indxx shall have no liability for any errors, omissions or interruptions therein.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST INDXX GLOBAL AGRICULTURE ETF (FTAG) (CONTINUED)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR CLASSIFICATION                LONG-TERM INVESTMENTS
-----------------------------------------------------------
Materials                                    68.45%
Industrials                                  14.10
Health Care                                   9.41
Consumer Staples                              5.44
Consumer Discretionary                        2.60
                                            -------
     Total                                  100.00%
                                            =======
-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
-----------------------------------------------------------
BASF SE                                      10.47%
E.I. du Pont de Nemours and Co.               9.86
Dow Chemical (The) Co.                        9.83
Bayer AG                                      9.41
Deere & Co.                                   4.72
Syngenta AG                                   4.59
Monsanto Co.                                  4.45
Kubota Corp.                                  3.71
Evonik Industries AG                          3.12
Wilmar International Ltd.                     3.01
                                            -------
     Total                                   63.17%
                                            =======


                    PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                        MARCH 11, 2010 - SEPTEMBER 30, 2016

            First Trust Indxx Global   MSCI All Country       MSCI All Country World
            Agriculture ETF            World Index            Materials Index
            ----------------------     ------------------     ----------------------
3/11/10     $10,000                    $10,000                $10,000
3/31/10      10,337                     10,172                 10,291
9/30/10       9,794                     10,220                 10,440
3/31/11      10,930                     11,604                 12,429
9/30/11       6,416                      9,606                  9,096
3/31/12       6,576                     11,519                 10,529
9/30/12       4,871                     11,621                 10,066
3/31/13       4,667                     12,731                 10,081
9/30/13       4,392                     13,683                 10,105
3/31/14       4,363                     14,841                 10,600
9/30/14       3,924                     15,230                 10,309
3/31/15       3,248                     15,646                  9,852
9/30/15       1,915                     14,216                  7,880
3/31/16       1,480                     14,967                  8,628
9/30/16       1,552                     15,916                  9,775


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH SEPTEMBER 30, 2016

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period October 1, 2011 through September 30, 2016. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

                            NUMBER OF DAYS BID/ASK MIDPOINT                NUMBER OF DAYS BID/ASK MIDPOINT
                                      AT/ABOVE NAV                                    BELOW NAV
                        ----------------------------------------       ----------------------------------------
                        0.00%-     0.50%-     1.00%-                   0.00%-     0.50%-     1.00%-
FOR THE PERIOD          0.49%      0.99%      1.99%      >=2.00%       0.49%      0.99%      1.99%      >=2.00%
10/1/11 - 9/30/12         67         41         20          1            71         45          5          1
10/1/12 - 9/30/13         74         57         14          0            71         32          2          0
10/1/13 - 9/30/14        103         36          9          0            56         35         12          1
10/1/14 - 9/30/15         96         52          7          1            55         38          3          0
10/1/15 - 9/30/16         37         20         15         16            72         47         22         24

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST BICK INDEX FUND (BICK)

The First Trust BICK Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the ISE BICK(TM) (Brazil, India, China, South Korea) Index (the "Index"). The shares of the Fund are listed and trade on The Nasdaq Stock Market LLC under the ticker symbol "BICK." The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks or in depositary receipts representing securities in the Index.

The Index is developed and owned by International Securities Exchange, LLC ("ISE"). ISE has contracted with Standard & Poor's Dow Jones Indices to calculate and maintain the Index. The Index is designed to provide a benchmark for investors interested in tracking some of the largest and most liquid public companies that are domiciled in Brazil, India, China (including Hong Kong) and South Korea that are accessible for investment by U.S. investors.

------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------
                                                                           AVERAGE ANNUAL               CUMULATIVE
                                                                           TOTAL RETURNS              TOTAL RETURNS
                                                           1 Year      5 Years     Inception      5 Years     Inception
                                                            Ended       Ended      (4/12/10)       Ended      (4/12/10)
                                                           9/30/16     9/30/16     to 9/30/16     9/30/16     to 9/30/16
FUND PERFORMANCE
 NAV                                                       23.99%       2.33%        -2.46%       12.19%       -14.89%
 Market Price                                              24.16%       2.46%        -2.51%       12.92%       -15.16%

INDEX PERFORMANCE
 ISE BICK(TM) Index                                        25.04%       2.82%        -1.69%       14.90%       -10.44%
 MSCI All Country World Index                              11.96%      10.63%         6.75%       65.70%        52.62%
 MSCI Emerging Markets Index                               16.78%       3.03%         0.32%       16.10%         2.09%
------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 32.)

PERFORMANCE REVIEW

The Fund generated a NAV return of 23.99% during the 12-month period covered by this report. During the same period, the benchmark MSCI Emerging Markets Index generated a return of 16.78%. Brazil was the top contributing country over the period with a 23.9% local return and 25.5% allocation, leading to a contribution of 11.3%. The Brazilian Real aided in the performance of the country by 16.4%. Chinese and Hong Kong securities contributed the least to the Fund's performance with a combined 3.2% contribution. The Fund's exposure to the Brazilian Real, Hong Kong Dollar, and South Korean Won led to a contribution of 6.2% to the Fund's return. On a relative basis, the Fund outperformed the benchmark. The Fund's holdings in Brazil led to 4.1% of outperformance as the Fund allocated 19.0% more weighting to this top performing country. Indian holdings created 0.68% of outperformance as the Fund outperformed the benchmark by 9.7%. There was no country group that created underperformance relative to the benchmark over the period.

------------
"International Securities Exchange(R)", "ISE(R)" and "ISE BICK(TM) Index" are trademarks of the International Securities Exchange, LLC and have been licensed for use for certain purposes by First Trust. The Fund, based on the ISE BICK(TM) Index, is not sponsored, endorsed, sold or promoted by the International Securities Exchange(R) and the International Securities Exchange(R) makes no representation regarding the advisability of trading in such product.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST BICK INDEX FUND (BICK) (CONTINUED)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR CLASSIFICATION                LONG-TERM INVESTMENTS
-----------------------------------------------------------
Financials                                   25.34%
Information Technology                       17.61
Consumer Discretionary                       13.76
Materials                                    10.95
Energy                                        9.01
Consumer Staples                              8.22
Industrials                                   6.52
Health Care                                   3.69
Telecommunication Services                    2.01
Utilities                                     1.88
Real Estate                                   1.01
                                            -------
     Total                                  100.00%
                                            =======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
-----------------------------------------------------------
MakeMyTrip Ltd.                               2.17%
Vedanta Resources PLC                         2.01
Reliance Industries Ltd., GDR                 1.88
Vedanta Ltd., ADR                             1.86
HDFC Bank Ltd., ADR                           1.78
Dr. Reddy's Laboratories Ltd., ADR            1.77
Wipro Ltd., ADR                               1.77
WNS (Holdings) Ltd., ADR                      1.77
Infosys Ltd., ADR                             1.76
State Bank of India, GDR                      1.70
                                            -------
     Total                                   18.47%
                                            =======


                    PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                        APRIL 12, 2010 - SEPTEMBER 30, 2016

            First Trust BICK     ISE BICK(TM)     MSCI All Country     MSCI Emerging
            Index Fund           Index            World Index          Markets Index
            ----------------     ------------     ----------------     -------------
4/12/10     $10,000              $10,000          $10,000              $10,000
9/30/10      10,417               10,488            9,800               10,487
3/31/11      11,231               11,311           11,127               11,486
9/30/11       7,586                7,795            9,211                8,793
3/31/12       8,996                9,139           11,045               10,475
9/30/12       8,328                8,515           11,143               10,282
3/31/13       8,480                8,665           12,207               10,656
9/30/13       8,385                8,681           13,119               10,383
3/31/14       8,808                9,127           14,231               10,527
9/30/14       9,050                9,432           14,604               10,829
3/31/15       8,497                8,920           15,003               10,572
9/30/15       6,865                7,163           13,632                8,740
3/31/16       7,383                7,773           14,352                9,300
9/30/16       8,512                8,958           15,262               10,207


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH SEPTEMBER 30, 2016

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period October 1, 2011 through September 30, 2016. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

                            NUMBER OF DAYS BID/ASK MIDPOINT                NUMBER OF DAYS BID/ASK MIDPOINT
                                      AT/ABOVE NAV                                    BELOW NAV
                        ----------------------------------------       ----------------------------------------
                        0.00%-     0.50%-     1.00%-                   0.00%-     0.50%-     1.00%-
FOR THE PERIOD          0.49%      0.99%      1.99%      >=2.00%       0.49%      0.99%      1.99%      >=2.00%
10/1/11 - 9/30/12         87         30          2          1            85         45          1          0
10/1/12 - 9/30/13         26          7          0          0           135         77          5          0
10/1/13 - 9/30/14         28          1          0          0           131         82         10          0
10/1/14 - 9/30/15         38          6          0          0           116         79         13          0
10/1/15 - 9/30/16         34          0          0          0           113         97          8          1

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST NASDAQ SMARTPHONE INDEX FUND (FONE)

The First Trust Nasdaq Smartphone Index Fund (the "Fund"), formerly the First Trust NASDAQ CEA Smartphone Index Fund, seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Nasdaq CTA Smartphone Index(SM) (the "Index"). The shares of the Fund are listed and trade on The Nasdaq Stock Market LLC under the ticker symbol "FONE." The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks or in depositary receipts representing securities included in the Index.

The Index is owned by Nasdaq, Inc. (the "Index Provider"). The Index Provider and the Consumer Technology Association have jointly developed the eligibility and selection criteria and rules for the Index. The Index is designed to track the performance of companies engaged in the smartphone segment of the telecommunications and technology sectors. To be eligible for the Index, issuers of the securities must be identified as being engaged in the smartphone industry by the Consumer Technology Association. Component securities must be listed on an index-eligible global stock exchange, as determined by the Index Provider, have a minimum float-adjusted market capitalization of $250 million and a minimum three-month average daily dollar trading volume of $1 million.

------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------
                                                                           AVERAGE ANNUAL               CUMULATIVE
                                                                           TOTAL RETURNS              TOTAL RETURNS
                                                           1 Year      5 Years     Inception      5 Years     Inception
                                                            Ended       Ended      (2/17/11)       Ended      (2/17/11)
                                                           9/30/16     9/30/16     to 9/30/16     9/30/16     to 9/30/16
FUND PERFORMANCE
 NAV                                                       19.60%      14.22%         6.95%        94.37%       45.84%
 Market Price                                              19.73%      14.16%         6.87%        93.94%       45.26%

INDEX PERFORMANCE
 Nasdaq CTA Smartphone Index(SM)*                          20.59%      15.06%         7.89%       101.69%       53.18%
 MSCI World Index                                          11.36%      11.63%         6.58%        73.33%       43.01%
 MSCI All Country World Information Technology Index       22.87%      15.98%        10.59%       109.83%       76.03%
------------------------------------------------------------------------------------------------------------------------

* Following the close of trading on December 18, 2015, the name of the Fund's underlying index changed from the NASDAQ OMX CEA Smartphone Index(SM) to the Nasdaq CTA Smartphone Index(SM).

(See Notes to Fund Performance Overview on page 32.)

PERFORMANCE REVIEW

The Fund generated a NAV return of 19.60% during the 12-month period covered by this report. During the same period, the benchmark MSCI All Country World Information Technology Index generated a return of 22.87%. United States domiciled securities were given the highest allocation over the period at 46.4%. These securities returned 22.7%, leading to a contribution of 10.9%. Taiwanese securities were the top returning securities with a 48.2% local return. Spanish securities were the worst performing securities with a -54.7% local return. The Fund's currency exposure had a 2.6% impact on performance, primarily impacted by the British Pound (-14.2%) and the Japanese Yen (+16.4%). On a relative basis, the Fund underperformed the benchmark. The primary cause of the underperformance is attributable to Hong Kong securities, where the Fund underperformed -67.2% and was overweight 4.9%, causing -3.7% of drag. Taiwanese securities reversed 2.9% of underperformance by allocating 5.2% more weighting to the top performing country.

------------
The Fund is not sponsored, endorsed, sold or promoted by Nasdaq, Inc. or their affiliates (Nasdaq, Inc. and its affiliates, collectively, the "Corporations"). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to the Fund. The Corporations neither recommend nor endorse any investment in the Index. The Corporations make no warranties and bear no liability with respect to the Fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST NASDAQ SMARTPHONE INDEX FUND (FONE) (CONTINUED)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR CLASSIFICATION                LONG-TERM INVESTMENTS
-----------------------------------------------------------
Information Technology                       74.92%
Telecommunication Services                   10.90
Consumer Discretionary                        8.36
Industrials                                   2.00
Health Care                                   1.92
Real Estate                                   1.90
                                            -------
     Total                                  100.00%
                                            =======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
-----------------------------------------------------------
Inventec Corp.                                3.24%
Sanmina Corp.                                 3.18
Apple, Inc.                                   3.13
BlackBerry Ltd.                               3.08
HTC Corp.                                     3.06
Benchmark Electronics, Inc.                   3.03
Sony Corp.                                    3.02
Flex, Ltd.                                    3.02
Nokia OYJ, ADR                                3.00
Kyocera Corp.                                 2.98
                                            -------
     Total                                   30.74%
                                            =======


                                PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                  FEBRUARY 17, 2011 - SEPTEMBER 30, 2016

            First Trust Nasdaq         Nasdaq CTA               MSCI World     MSCI All Country World
            Smartphone Index Fund      Smartphone Index(SM)     Index          Information Technology Index
            ----------------------     --------------------     ----------     ----------------------------
2/17/11     $10,000                    $10,000                  $10,000        $10,000
3/31/11       9,433                      9,403                    9,849          9,547
9/30/11       7,503                      7,595                    8,251          8,390
3/31/12       9,238                      9,328                    9,904         10,774
9/30/12       7,805                      7,925                   10,032         10,566
3/31/13       9,021                      9,180                   11,077         10,774
9/30/13      10,975                     11,245                   12,059         11,756
3/31/14      12,117                     12,470                   13,188         13,356
9/30/14      12,748                     13,187                   13,530         14,502
3/31/15      13,920                     14,460                   13,983         15,485
9/30/15      12,194                     12,706                   12,842         14,328
3/31/16      13,098                     13,739                   13,501         15,785
9/30/16      14,585                     15,318                   14,300         17,605


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH SEPTEMBER 30, 2016

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period October 1, 2011 through September 30, 2016. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

                            NUMBER OF DAYS BID/ASK MIDPOINT                NUMBER OF DAYS BID/ASK MIDPOINT
                                      AT/ABOVE NAV                                    BELOW NAV
                        ----------------------------------------       ----------------------------------------
                        0.00%-     0.50%-     1.00%-                   0.00%-     0.50%-     1.00%-
FOR THE PERIOD          0.49%      0.99%      1.99%      >=2.00%       0.49%      0.99%      1.99%      >=2.00%
10/1/11 - 9/30/12         54         12          0          0           141         44          0          0
10/1/12 - 9/30/13         85         13          0          0           109         43          0          0
10/1/13 - 9/30/14        139         12          0          0            86         14          1          0
10/1/14 - 9/30/15        123          4          0          0           118          7          0          0
10/1/15 - 9/30/16         19          0          0          0           164         67          3          0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST NASDAQ GLOBAL AUTO INDEX FUND (CARZ)

The First Trust NASDAQ Global Auto Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the NASDAQ OMX Global Auto Index(SM) (the "Index"). The shares of the Fund are listed and trade on The Nasdaq Stock Market LLC under the ticker symbol "CARZ." The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks or in depositary receipts representing securities in the Index.

The Index is owned and was developed by Nasdaq, Inc. (the "Index Provider"). The Index Provider has contracted with Standard & Poor's Dow Jones Indices to calculate and maintain the Index. The Index is designed to track the performance of the largest and most liquid companies engaged in manufacturing of automobiles. To be eligible for the Index, component securities must be listed on an index-eligible global stock exchange, as determined by the Index Provider, have a minimum worldwide market capitalization of at least $500 million and a minimum three-month average daily dollar trading volume of $1 million.

------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------
                                                                           AVERAGE ANNUAL               CUMULATIVE
                                                                           TOTAL RETURNS              TOTAL RETURNS
                                                           1 Year      5 Years     Inception      5 Years     Inception
                                                            Ended       Ended       (5/9/11)       Ended       (5/9/11)
                                                           9/30/16     9/30/16     to 9/30/16     9/30/16     to 9/30/16
FUND PERFORMANCE
 NAV                                                        2.24%       9.70%        3.42%        58.88%        19.88%
 Market Price                                               1.60%       9.70%        3.32%        58.85%        19.27%

INDEX PERFORMANCE
 NASDAQ OMX Global Auto Index(SM)                           2.80%      10.21%        4.30%        62.62%        25.49%
 MSCI World Index                                          11.36%      11.63%        6.81%        73.33%        42.68%
------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 32.)

PERFORMANCE REVIEW

The Fund generated a NAV return of 2.24% during the 12-month period covered by this report. During the same period, the benchmark MSCI World Index generated a return of 11.36%. Hong Kong securities were the top performing and contributing securities over the period with a local return of 17.1% and 1.4% contribution. Geely Automobiles Holdings Ltd. notably returned 87.8% leading to a contribution of 0.8%. Italian Securities, represented solely by Piaggio & C. S.p.A., were the worst performing securities over the period with a -20.6% local return, but due to this country's low weighting of just 0.15%, the contribution was limited to -0.03%. The Fund's currency exposure had a 6.4% impact on performance, primarily impacted by the South Korean Won (+7.6%) and the Japanese Yen (+15.8%). On a relative basis, the Fund underperformed the benchmark. United States and Japanese domiciled securities were each the cause of about -4.3% underperformance. Japan, which was the highest allocated country at 36.1%, returned -10.9% less than the benchmark and was given a 27% higher allocation. The United States was allocated at 23.3% over the period versus the benchmark at 59.4% and had a return of -1.3% versus the benchmark return of 15.0%. Because the Fund did not have any exposure to United Kingdom securities, 0.66% of outperformance was created as the benchmark was exposed to a weakening British Pound.

------------
The Fund is not sponsored, endorsed, sold or promoted by Nasdaq, Inc. or their affiliates (Nasdaq, Inc. and its affiliates, collectively, the "Corporations"). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to the Fund. The Corporations neither recommend nor endorse any investment in the Index. The Corporations make no warranties and bear no liability with respect to the Fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST NASDAQ GLOBAL AUTO INDEX FUND (CARZ) (CONTINUED)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR CLASSIFICATION                LONG-TERM INVESTMENTS
-----------------------------------------------------------
Consumer Discretionary                       99.40%
Industrials                                   0.60
                                            -------
     Total                                  100.00%
                                            =======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
-----------------------------------------------------------
Daimler AG                                    8.29%
General Motors Co.                            8.09
Toyota Motor Corp.                            7.81
Ford Motor Co.                                7.78
Honda Motor Co., Ltd.                         7.65
Hyundai Motor Co.                             4.21
Suzuki Motor Corp.                            4.10
Renault S.A.                                  4.09
Nissan Motor Co., Ltd.                        4.07
Bayerische Motoren Werke AG                   3.94
                                            -------
     Total                                   60.03%
                                            =======



               PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                    MAY 9, 2011 - SEPTEMBER 30, 2016

           First Trust NASDAQ         NASDAQ OMX Global        MSCI World
           Global Auto Index Fund     Auto Index(SM)           Index
           ----------------------     --------------------     ----------
5/9/11     $10,000                    $10,000                  $10,000
9/30/11      7,545                      7,717                    8,232
3/31/12      9,324                      9,459                    9,881
9/30/12      8,282                      8,439                   10,009
3/31/13     10,210                     10,402                   11,052
9/30/13     13,205                     13,581                   12,032
3/31/14     13,593                     14,039                   13,158
9/30/14     13,085                     13,556                   13,499
3/31/15     14,034                     14,601                   13,951
9/30/15     11,727                     12,208                   12,813
3/31/16     11,826                     12,418                   13,470
9/30/16     11,990                     12,550                   14,267


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH SEPTEMBER 30, 2016

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period October 1, 2011 through September 30, 2016. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

                            NUMBER OF DAYS BID/ASK MIDPOINT                NUMBER OF DAYS BID/ASK MIDPOINT
                                      AT/ABOVE NAV                                    BELOW NAV
                        ----------------------------------------       ----------------------------------------
                        0.00%-     0.50%-     1.00%-                   0.00%-     0.50%-     1.00%-
FOR THE PERIOD          0.49%      0.99%      1.99%      >=2.00%       0.49%      0.99%      1.99%      >=2.00%
10/1/11 - 9/30/12        103         30          0          1            91         24          1          1
10/1/12 - 9/30/13         97         77         16          0            50         10          0          0
10/1/13 - 9/30/14        133         17          0          0            88         14          0          0
10/1/14 - 9/30/15         90         12          1          1           129         19          0          0
10/1/15 - 9/30/16         78          7          2          0           118         42          5          1

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST ISE CLOUD COMPUTING INDEX FUND (SKYY)

The First Trust ISE Cloud Computing Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the ISE Cloud Computing(TM) Index (the "Index"). The shares of the Fund are listed and trade on The Nasdaq Stock Market LLC under the ticker symbol "SKYY." The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks or in depositary receipts representing securities in the Index.

The Index is owned and was developed by International Securities Exchange, LLC (the "Index Provider"). The Index Provider has contracted with Standard & Poor's Dow Jones Indices to calculate and maintain the Index. To be eligible for the Index, a security must be engaged in a business activity supporting or utilizing the cloud computing space. Component securities must have a market capitalization of at least $100 million.

------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------
                                                                           AVERAGE ANNUAL               CUMULATIVE
                                                                           TOTAL RETURNS              TOTAL RETURNS
                                                           1 Year      5 Years     Inception      5 Years     Inception
                                                            Ended       Ended       (7/5/11)       Ended       (7/5/11)
                                                           9/30/16     9/30/16     to 9/30/16     9/30/16     to 9/30/16
FUND PERFORMANCE
 NAV                                                       22.30%      16.72%        10.80%       116.60%       71.15%
 Market Price                                              22.39%      16.70%        10.80%       116.47%       71.16%

INDEX PERFORMANCE
 ISE Cloud Computing(TM) Index                             23.28%      17.48%        11.51%       123.75%       76.97%
 S&P 500(R) Index                                          15.43%      16.37%        12.05%       113.44%       81.44%
 S&P Composite 1500 Information Technology Index           22.83%      17.99%        14.50%       128.71%      103.23%
------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 32.)

PERFORMANCE REVIEW

The Fund generated a NAV return of 22.30% during the 12-month period covered by this report. During the same period, the benchmark S&P 500(R) Index generated a return of 15.43%. The Software industry was the top contributing industry over the period with a 5.2% contribution coming from its 29.6% weighting and 18.3% total return. Several securities within this industry had impressive returns including Activision Blizzard, Inc. (+44.6%), Microsoft Corp. (+33.7%), and Adobe Systems, Inc. (+32.0%). The IT Services industry was the worst performing industry over the period with a 6.1% return and 0.9% contribution. Wipro Ltd., ADR contributed -0.2% to the Fund's return due to its poor return of -20.4%. On a relative basis, the Fund outperformed the benchmark. The Technology Hardware Storage & Peripherals industry was the leading cause of the outperformance as the Fund had a 21.4% higher return and 8.1% greater allocation than the benchmark. The Communications Equipment industry reversed 0.86% of outperformance as the Fund was overweight the industry by 12.1% versus the benchmark and had a -12.2% lower return.

------------
"International Securities Exchange(R)", "ISE(R)" and "ISE Cloud Computing(TM) Index" are trademarks of the International Securities Exchange, LLC and have been licensed for use for certain purposes by First Trust. The Fund, based on the ISE Cloud Computing(TM) Index, is not sponsored, endorsed, sold or promoted by the International Securities Exchange(R), and the International Securities Exchange(R) makes no representation regarding the advisability of trading in such product.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST ISE CLOUD COMPUTING INDEX FUND (SKYY) (CONTINUED)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR CLASSIFICATION                LONG-TERM INVESTMENTS
-----------------------------------------------------------
Information Technology                       88.37%
Consumer Discretionary                        8.08
Real Estate                                   3.55
                                            -------
     Total                                  100.00%
                                            =======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
-----------------------------------------------------------
NetApp, Inc.                                  5.33%
NetSuite, Inc.                                5.06
Rackspace Hosting, Inc.                       5.00
Amazon.com, Inc.                              4.25
SAP SE, ADR                                   4.25
VMware, Inc., Class A                         4.23
Teradata Corp.                                4.06
Facebook, Inc., Class A                       4.01
Zynga, Inc., Class A                          4.00
Alphabet, Inc., Class A                       4.00
                                            -------
     Total                                   44.19%
                                            =======


                                 PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                      JULY 5, 2011 - SEPTEMBER 30, 2016

            First Trust ISE Cloud     SE Cloud                    S&P 500(R)     S&P Composite 1500
            Computing Index Fund      Computing(TM) Index         Index          Information Technology Index
            ---------------------     -----------------------     ----------     ----------------------------
7/5/11      $10,000                   $10,000                     $10,000        $10,000
9/30/11       7,902                     7,909                       8,501          8,886
3/31/12      10,604                    10,641                      10,702         11,739
9/30/12       9,864                     9,934                      11,068         11,695
3/31/13      10,531                    10,640                      12,196         11,682
9/30/13      12,214                    12,376                      13,209         12,718
3/31/14      13,390                    13,612                      14,861         14,655
9/30/14      13,581                    13,852                      15,815         16,153
3/31/15      14,551                    14,885                      16,753         17,253
9/30/15      13,994                    14,354                      15,718         16,547
3/31/16      14,781                    15,247                      17,052         18,475
9/30/16      17,114                    17,697                      18,143         20,324


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH SEPTEMBER 30, 2016

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period October 1, 2011 through September 30, 2016. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

                            NUMBER OF DAYS BID/ASK MIDPOINT                NUMBER OF DAYS BID/ASK MIDPOINT
                                      AT/ABOVE NAV                                    BELOW NAV
                        ----------------------------------------       ----------------------------------------
                        0.00%-     0.50%-     1.00%-                   0.00%-     0.50%-     1.00%-
FOR THE PERIOD          0.49%      0.99%      1.99%      >=2.00%       0.49%      0.99%      1.99%      >=2.00%
10/1/11 - 9/30/12        126         13          2          0           102          8          0          0
10/1/12 - 9/30/13        134         27          0          0            71         17          1          0
10/1/13 - 9/30/14        191         18          0          0            38          5          0          0
10/1/14 - 9/30/15        193          9          0          0            48          2          0          0
10/1/15 - 9/30/16        146          1          0          0           106          0          0          0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST INTERNATIONAL IPO ETF (FPXI)

First Trust International IPO ETF (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an index called the IPOX International Index (the "Index"). The shares of the Fund are listed and trade on The Nasdaq Stock Market LLC under the ticker symbol "FPXI." The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks and/or depositary receipts that comprise the Index.

The Index is owned and is developed, maintained and sponsored by IPOX(R) Schuster LLC (the "Index Provider"). The Index is a market-cap weighted portfolio measuring the performance of the top 50 non-U.S. companies, including companies domiciled in emerging markets, ranked quarterly by market capitalization in the IPOX(R) Global Composite Index. The Index includes the 50 largest and typically most liquid initial public offerings ("IPOs") and spin-offs of companies legally domiciled outside the United States that trade on an accessible global stock exchange.

------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------
                                                                                 AVERAGE ANNUAL          CUMULATIVE
                                                                                  TOTAL RETURNS         TOTAL RETURNS
                                                                1 Year Ended   Inception (11/4/14)   Inception (11/4/14)
                                                                  9/30/16          to 9/30/16            to 9/30/16
FUND PERFORMANCE
 NAV                                                               10.62%            -3.02%                -5.68%
 Market Price                                                      11.32%            -2.79%                -5.24%

INDEX PERFORMANCE
 IPOX International Index                                          11.74%            -2.54%                -4.77%
 MSCI World Index Ex-US                                             7.16%            -0.67%                -1.28%
------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 32.)

PERFORMANCE REVIEW

The Fund generated a NAV return of 10.62% during the 12-month period covered by this report. During the same period, the benchmark MSCI World Index Ex-US generated a return of 7.16%. Securities domiciled in Australia were the top returning securities over the period with a 38.2% local return. Australia was given a small allocation of 1.9%, which caused the contribution to the Fund's return to be limited to only 0.6%. United Kingdom securities were the worst performing securities over the period with a -9.5% return, -13.2% of which is due to the weakened British Pound relative to the U.S. Dollar. The largest contribution came from Chinese securities, represented solely by Alibaba Group Holding Ltd., ADR with a 26.2% local return and 2.8% contribution. The worst contribution came from Japanese securities with a 22.5% allocation and -24.6% local return, leading to a contribution of -3.2%. The U.S. Dollar weakened versus several currencies contributing a total of 4.6% to the Fund's return. Most notable was the Brazilian Real with a 25.9% return. On a relative basis, the Fund outperformed the benchmark. The primary cause of the outperformance comes from Chinese securities, creating 6.1% of outperformance by having a 15.2% higher return. Japanese securities reversed -4.7% of outperformance due to the Fund's 5.9% higher allocation and underperforming the benchmark by -16.9%.

------------
IPOX(R) IS A REGISTERED INTERNATIONAL TRADEMARK OF IPOX(R) SCHUSTER LLC AND IPOX(R) SCHUSTER, IPOX(R)-100 AND IPOX(R)-30 ARE TRADEMARKS AND SERVICE MARKS OF IPOX(R) SCHUSTER LLC (WWW.IPOXSCHUSTER.COM) AND HAVE BEEN LICENSED FOR CERTAIN PURPOSES FROM IPOX(R) SCHUSTER LLC TO FIRST TRUST PURSUANT TO THE PRODUCT LICENSE AGREEMENT.

The Fund is not sponsored, endorsed, sold or promoted by IPOX(R). IPOX(R) makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of trading in the Fund. IPOX(R)'s only relationship to First Trust is the licensing of certain trademarks and trade names of IPOX(R) and of the U.S. IPOX(R) International Index, which is determined, composed and calculated by IPOX(R) without regard to First Trust or the Fund.

A patent with respect to the IPOX(R) index methodology has been issued (U.S. Pat. No. 7,698,197). IPOX(R) is a registered international trademark of IPOX(R) Schuster LLC (www.ipoxschuster.com).

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST INTERNATIONAL IPO ETF (FPXI) (CONTINUED)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR CLASSIFICATION                LONG-TERM INVESTMENTS
-----------------------------------------------------------
Financials                                   33.66%
Information Technology                       17.19
Industrials                                  13.13
Real Estate                                  12.35
Consumer Discretionary                        9.39
Utilities                                     7.23
Materials                                     3.35
Consumer Staples                              1.80
Energy                                        1.26
Health Care                                   0.64
                                            -------
     Total                                  100.00%
                                            =======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
-----------------------------------------------------------
Alibaba Group Holding Ltd., ADR              10.33%
Japan Post Holdings Co., Ltd.                 8.65
Japan Post Bank Co., Ltd.                     8.18
China Vanke Co., Ltd., Class H                4.41
Cheung Kong Property Holdings Ltd.            4.31
Recruit Holdings Co., Ltd.                    3.58
Aena S.A.                                     3.39
Altice N.V., Class A                          3.05
ABN AMRO Group N.V., CVA                      2.97
BB Seguridade Participacoes S.A.              2.82
                                            -------
     Total                                   51.69%
                                            =======


                PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                   NOVEMBER 4, 2014 - SEPTEMBER 30, 2016

            First Trust International     IPOX International     MSCI World
            IPO ETF                       Index                  Index Ex-US
            -------------------------     ------------------     -----------
11/4/14     $10,000                      $10,000                 $10,000
3/31/15       9,798                        9,813                  10,252
9/30/15       8,526                        8,522                   9,212
3/31/16       8,864                        8,954                   9,386
9/30/16       9,432                        9,523                   9,872


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH SEPTEMBER 30, 2016

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period November 5, 2014 (commencement of trading) through September 30, 2016. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

                            NUMBER OF DAYS BID/ASK MIDPOINT                NUMBER OF DAYS BID/ASK MIDPOINT
                                      AT/ABOVE NAV                                    BELOW NAV
                        ----------------------------------------       ----------------------------------------
                        0.00%-     0.50%-     1.00%-                   0.00%-     0.50%-     1.00%-
FOR THE PERIOD          0.49%      0.99%      1.99%      >=2.00%       0.49%      0.99%      1.99%      >=2.00%
11/5/14 - 9/30/15         90         11          1          0           117          8          0          1
10/1/15 - 9/30/16        109         30          0          0            86         28          0          0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST NASDAQ CYBERSECURITY ETF (CIBR)

The First Trust Nasdaq Cybersecurity ETF (the "Fund"), formerly First Trust NASDAQ CEA Cybersecurity ETF, is an exchange-traded fund that seeks investment results that correspond generally to the price and yield, before the Fund's fees and expenses, of an equity index called the Nasdaq CTA Cybersecurity Index(SM) (the "Index"). The shares of the Fund are listed and trade on The Nasdaq Stock Market LLC under the ticker symbol "CIBR." The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks or in depositary receipts that comprise the Index. The Index is owned by Nasdaq, Inc. (the "Index Provider"). The Index Provider and the Consumer Technology Association ("CTA") have jointly developed the eligibility and selection criteria and rules for the Index. The Index will include securities of companies classified as "cybersecurity" companies by the CTA.

------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------
                                                                                 AVERAGE ANNUAL          CUMULATIVE
                                                                                  TOTAL RETURNS         TOTAL RETURNS
                                                                1 Year Ended   Inception (7/6/15)    Inception (7/6/15)
                                                                  9/30/16          to 9/30/16            to 9/30/16
FUND PERFORMANCE
 NAV                                                               16.83%             0.14%                 0.18%
 Market Price                                                      16.90%             0.14%                 0.18%

INDEX PERFORMANCE
 Nasdaq CTA Cybersecurity Index(SM)*                               17.81%             0.92%                 1.14%
 S&P 500(R) Index                                                  15.43%             6.17%                 7.67%
 S&P Composite 1500 Information Technology Index                   22.83%            13.76%                17.27%
------------------------------------------------------------------------------------------------------------------------

* Following the close of trading on December 18, 2015, the name of the Fund's underlying index changed from the Nasdaq CEA Cybersecurity Index(SM) to the Nasdaq CTA Cybersecurity Index(SM).

(See Notes to Fund Performance Overview on page 32.)

PERFORMANCE REVIEW

The Fund generated a NAV return of 16.83% during the 12-month period covered by this report. During the same period, the benchmark S&P Composite 1500 Information Technology Index generated a return of 22.83%. United States domiciled securities were given the highest allocation over the period at 81.7%. These securities returned 10.6% leading to a contribution of 9.3%. Hong Kong securities were the top performing securities at 31.3%. Japanese securities were the worst performing securities with a -23.9% local return. The Fund's currency exposure had a -0.34% impact on performance, primarily impacted by the British Pound (-13.9%) and the Japanese Yen (+16.6%). On a relative basis the Fund underperformed the benchmark. The primary cause of the underperformance is attributable to United States securities, where the Fund underperformed -11.6% and was underweight 18.2%. Hong Kong securities reversed 1.7% of drag as the benchmark did not have any exposure to the well-performing country.

------------
The First Trust Nasdaq Cybersecurity ETF is not sponsored, endorsed, sold or promoted by Nasdaq, Inc. or their affiliates (Nasdaq, Inc. and its affiliates, collectively, the "Corporations"). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to the First Trust Nasdaq Cybersecurity ETF. The Corporations neither recommend nor endorse any investment in the Index. The Corporations make no warranties and bear no liability with respect to the Fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST NASDAQ CYBERSECURITY ETF (CIBR) (CONTINUED)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR CLASSIFICATION                LONG-TERM INVESTMENTS
-----------------------------------------------------------
Information Technology                       89.72%
Industrials                                   7.38
Consumer Discretionary                        2.90
                                            -------
     Total                                  100.00%
                                            =======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
-----------------------------------------------------------
Palo Alto Networks, Inc.                      6.83%
NXP Semiconductors N.V.                       6.61
Symantec Corp.                                5.94
Cisco Systems, Inc.                           5.76
VMware, Inc., Class A                         5.71
Imperva, Inc.                                 3.40
Infoblox, Inc.                                3.23
Science Applications International
   Corp.                                      3.23
Computer Sciences Corp.                       3.17
Verint Systems, Inc.                          3.15
                                            -------
     Total                                   47.03%
                                            =======


                                 PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                      JULY 6, 2015 - SEPTEMBER 30, 2016

            First Trust Nasdaq        Nasdaq CTA                  S&P 500(R)     S&P Composite 1500
            Cybersecurity ETF         Cybersecurity Index(SM)     Index          Information Technology Index
            ---------------------     -----------------------     ----------     ----------------------------
7/6/15      $10,000                   $10,000                     $10,000        $10,000
9/30/15       8,575                     8,585                       9,328          9,547
3/31/16       8,595                     8,645                      10,120         10,659
9/30/16      10,018                    10,113                      10,768         11,726


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH SEPTEMBER 30, 2016

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period July 7, 2015 (commencement of trading) through September 30, 2016. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

                            NUMBER OF DAYS BID/ASK MIDPOINT                NUMBER OF DAYS BID/ASK MIDPOINT
                                      AT/ABOVE NAV                                    BELOW NAV
                        ----------------------------------------       ----------------------------------------
                        0.00%-     0.50%-     1.00%-                   0.00%-     0.50%-     1.00%-
FOR THE PERIOD          0.49%      0.99%      1.99%      >=2.00%       0.49%      0.99%      1.99%      >=2.00%
7/7/15 - 9/30/15          49          7          1          0             4          0          0          0
10/1/15 - 9/30/16        140          0          0          0           113          0          0          0

--------------------------------------------------------------------------------
NOTES TO FUND PERFORMANCE OVERVIEW
--------------------------------------------------------------------------------

Total returns for the periods since inception are calculated from the inception date of each Fund. "Average annual total returns" represent the average annual change in value of an investment over the periods indicated. "Cumulative total returns" represent the total change in value of an investment over the periods indicated. For certain Funds, the total returns would have been lower if certain fees had not been waived and expenses reimbursed by the Advisor.

Each Fund's per share net asset value ("NAV") is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund are listed for trading as of the time that the Fund's NAV is calculated. Since shares of each Fund did not trade in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of each Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in each Fund at NAV and Market Price, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike each Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by each Fund. These expenses negatively impact the performance of each Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of each Fund will vary with changes in market conditions. Shares of each Fund may be worth more or less than their original cost when they are redeemed or sold in the market. Each Fund's past performance is no guarantee of future performance.

FIRST TRUST EXCHANGE-TRADED FUND II

UNDERSTANDING YOUR FUND EXPENSES
SEPTEMBER 30, 2016 (UNAUDITED)

As a shareholder of First Trust STOXX(R) European Select Dividend Index Fund, First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund, First Trust Dow Jones Global Select Dividend Index Fund, First Trust ISE Global Wind Energy Index Fund, First Trust ISE Global Engineering and Construction Index Fund, First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index Fund, First Trust Indxx Global Natural Resources Income ETF, First Trust Indxx Global Agriculture ETF, First Trust BICK Index Fund, First Trust Nasdaq Smartphone Index Fund, First Trust NASDAQ Global Auto Index Fund, First Trust ISE Cloud Computing Index Fund, First Trust International IPO ETF or First Trust Nasdaq Cybersecurity ETF (each a "Fund" and collectively, the "Funds"), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended September 30, 2016.

ACTUAL EXPENSES

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Six-Month Period" to estimate the expenses you paid on your account during this six-month period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

------------------------------------------------------------------------------------------------------------------------------
                                                                                           ANNUALIZED
                                                                                          EXPENSE RATIO
                                                     BEGINNING            ENDING          BASED ON THE       EXPENSES PAID
                                                   ACCOUNT VALUE      ACCOUNT VALUE         SIX-MONTH          DURING THE
                                                   APRIL 1, 2016    SEPTEMBER 30, 2016     PERIOD (a)     SIX-MONTH PERIOD (b)
------------------------------------------------------------------------------------------------------------------------------
FIRST TRUST STOXX(R) EUROPEAN SELECT DIVIDEND INDEX FUND (FDD)
Actual                                               $1,000.00          $1,011.40             0.60%              $3.02
Hypothetical (5% return before expenses)             $1,000.00          $1,022.00             0.60%              $3.03

FIRST TRUST FTSE EPRA/NAREIT DEVELOPED MARKETS REAL ESTATE INDEX FUND (FFR)
Actual                                               $1,000.00          $1,050.10             0.60%              $3.08
Hypothetical (5% return before expenses)             $1,000.00          $1,022.00             0.60%              $3.03

FIRST TRUST DOW JONES GLOBAL SELECT DIVIDEND INDEX FUND (FGD)
Actual                                               $1,000.00          $1,068.80             0.58%              $3.00
Hypothetical (5% return before expenses)             $1,000.00          $1,022.10             0.58%              $2.93

FIRST TRUST ISE GLOBAL WIND ENERGY INDEX FUND (FAN)
Actual                                               $1,000.00          $1,151.30             0.60%              $3.23
Hypothetical (5% return before expenses)             $1,000.00          $1,022.00             0.60%              $3.03

FIRST TRUST ISE GLOBAL ENGINEERING AND CONSTRUCTION INDEX FUND (FLM)
Actual                                               $1,000.00          $1,059.20             0.70%              $3.60
Hypothetical (5% return before expenses)             $1,000.00          $1,021.50             0.70%              $3.54

FIRST TRUST EXCHANGE-TRADED FUND II

SEPTEMBER 30, 2016 (UNAUDITED)

------------------------------------------------------------------------------------------------------------------------------
                                                                                           ANNUALIZED
                                                                                          EXPENSE RATIO
                                                     BEGINNING            ENDING          BASED ON THE       EXPENSES PAID
                                                   ACCOUNT VALUE      ACCOUNT VALUE         SIX-MONTH          DURING THE
                                                   APRIL 1, 2016    SEPTEMBER 30, 2016     PERIOD (a)     SIX-MONTH PERIOD (b)
------------------------------------------------------------------------------------------------------------------------------
FIRST TRUST NASDAQ(R) CLEAN EDGE(R) SMART GRID INFRASTRUCTURE INDEX FUND (GRID)
Actual                                               $1,000.00          $1,140.60             0.70%              $3.75
Hypothetical (5% return before expenses)             $1,000.00          $1,021.50             0.70%              $3.54

FIRST TRUST INDXX GLOBAL NATURAL RESOURCES INCOME ETF (FTRI)
Actual                                               $1,000.00          $1,071.80             0.70%              $3.63
Hypothetical (5% return before expenses)             $1,000.00          $1,021.50             0.70%              $3.54

FIRST TRUST INDXX GLOBAL AGRICULTURE ETF (FTAG)
Actual                                               $1,000.00          $1,048.70             0.72%              $3.69
Hypothetical (5% return before expenses)             $1,000.00          $1,021.40             0.72%              $3.64

FIRST TRUST BICK INDEX FUND (BICK)
Actual                                               $1,000.00          $1,152.90             0.64%              $3.44
Hypothetical (5% return before expenses)             $1,000.00          $1,021.80             0.64%              $3.23

FIRST TRUST NASDAQ SMARTPHONE INDEX FUND (FONE)
Actual                                               $1,000.00          $1,113.50             0.70%              $3.70
Hypothetical (5% return before expenses)             $1,000.00          $1,021.50             0.70%              $3.54

FIRST TRUST NASDAQ GLOBAL AUTO INDEX FUND (CARZ)
Actual                                               $1,000.00          $1,013.90             0.70%              $3.52
Hypothetical (5% return before expenses)             $1,000.00          $1,021.50             0.70%              $3.54

FIRST TRUST ISE GLOBAL COMPUTING INDEX FUND (SKYY)
Actual                                               $1,000.00          $1,157.20             0.60%              $3.24
Hypothetical (5% return before expenses)             $1,000.00          $1,022.00             0.60%              $3.03

FIRST TRUST INTERNATIONAL IPO ETF (FPXI)
Actual                                               $1,000.00          $1,064.10             0.70%              $3.61
Hypothetical (5% return before expenses)             $1,000.00          $1,021.50             0.70%              $3.54

FIRST TRUST NASDAQ CYBERSECURITY ETF (CIBR)
Actual                                               $1,000.00          $1,165.60             0.60%              $3.25
Hypothetical (5% return before expenses)             $1,000.00          $1,022.00             0.60%              $3.03


(a) These expense ratios reflect expense caps for certain Funds. See Note 3 in the Notes to Financial Statements.

(b) Expenses are equal to the annualized expense ratio as indicated in the table multiplied by the average account value over the period (April 1, 2016 through September 30, 2016), multiplied by 183/366 (to reflect the one-half year period).

FIRST TRUST STOXX(R) EUROPEAN SELECT DIVIDEND INDEX FUND (FDD)

PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2016

SHARES       DESCRIPTION                               VALUE
------------------------------------------------------------
             COMMON STOCKS (a) -- 95.0%
             BELGIUM -- 2.4%
     132,715 Proximus SADP (b)                 $   3,970,321
                                               -------------
             FINLAND -- 4.9%
     500,784 Fortum OYJ (b)                        8,092,675
                                               -------------
             FRANCE -- 16.1%
     308,096 CNP Assurances (b)                    5,176,321
      53,671 Fonciere des Regions (b)              5,001,288
     110,366 SCOR SE (b)                           3,432,179
     129,597 Societe Generale S.A. (b)             4,483,336
     105,659 TOTAL S.A. (b)                        5,025,230
      13,000 Unibail-Rodamco SE (b)                3,505,246
                                               -------------
                                                  26,623,600
                                               -------------
             GERMANY -- 8.3%
      29,506 Allianz SE (b)                        4,384,915
     179,347 Deutsche Post AG (b)                  5,615,114
      19,607 Muenchener Rueckversicherungs-
                Gesellschaft AG in Muenchen (b)    3,661,940
                                               -------------
                                                  13,661,969
                                               -------------
             ITALY -- 2.6%
     776,543 Snam S.p.A. (b)                       4,305,849
                                               -------------
             NETHERLANDS -- 2.9%
     135,233 Boskalis Westminster (b)              4,813,070
                                               -------------
             SPAIN -- 2.9%
   1,084,960 Banco Santander S.A. (b)              4,813,281
                                               -------------
             SWEDEN -- 3.0%
     490,431 Skandinaviska Enskilda Banken
                AB, Class A (b)                    4,929,529
                                               -------------
             SWITZERLAND -- 18.2%
      50,464 PSP Swiss Property AG (b)             4,808,673
      60,972 Swiss Prime Site AG (b)               5,354,529
      68,035 Swiss Re AG (b)                       6,144,815
       6,640 Swisscom AG (b)                       3,158,447
      41,588 Zurich Insurance Group AG (b)        10,725,299
                                               -------------
                                                  30,191,763
                                               -------------
             UNITED KINGDOM -- 33.7%
      99,062 AstraZeneca PLC (b)                   6,414,414
     670,808 BAE Systems PLC (b)                   4,556,955
   1,843,199 Carillion PLC (b)                     5,922,290
     335,625 GlaxoSmithKline PLC (b)               7,148,284
   1,467,276 J Sainsbury PLC (b)                   4,673,340
     541,693 Pearson PLC (b)                       5,295,374
     371,770 Royal Dutch Shell PLC, Class B (b)    9,638,344
     360,636 SSE PLC (b)                           7,322,932
     374,247 United Utilities Group PLC (b)        4,860,973
                                               -------------
                                                  55,832,906
                                               -------------
             TOTAL COMMON STOCKS -- 95.0%        157,234,963
             (Cost $175,682,744)               -------------

             INVESTMENT COMPANIES (a) -- 4.4%
             SWITZERLAND -- 4.4%
     140,425 BB Biotech AG (b)                     7,223,687
             (Cost $8,333,937)                 -------------


SHARES       DESCRIPTION                               VALUE
------------------------------------------------------------
             MONEY MARKET FUNDS -- 0.2%
     329,994 Morgan Stanley Institutional
               Liquidity Fund -- Treasury
               Portfolio -- Institutional
               Class -- 0.22%  (c)             $     329,994
             (Cost $329,994)                   -------------

             TOTAL INVESTMENTS -- 99.6%          164,788,644
             (Cost $184,346,675) (d)
             NET OTHER ASSETS AND
                LIABILITIES -- 0.4%                  701,459
                                               -------------
             NET ASSETS -- 100.0%              $ 165,490,103
                                               =============

(a) Portfolio securities are categorized based upon their country of incorporation, which can be different from the country categorization of the Fund's underlying index. For a breakdown of the portfolio securities by sector, please see the Fund Performance Overview.

(b) This security is fair valued by the Advisor's Pricing Committee in accordance with procedures adopted by the Trust's Board of Trustees, and in accordance with provisions of the Investment Company Act of 1940, as amended. At September 30, 2016, securities noted as such are valued at $164,458,650 or 99.4% of net assets. Certain of these securities are fair valued using a factor provided by a third-party pricing service due to the change in value between the foreign markets' close and the New York Stock Exchange ("NYSE") close exceeding certain threshold. On days when this threshold is not exceeded, these securities are typically valued at the last sale price on the exchange on which they are principally traded.

(c)   Interest rate shown reflects yield as of September 30, 2016.

(d) Aggregate cost for federal income tax purposes is $186,836,894. As of September 30, 2016, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $2,014,611 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $24,062,861.


                        See Notes to Financial Statements                Page 35

FIRST TRUST STOXX(R) EUROPEAN SELECT DIVIDEND INDEX FUND (FDD)

SEPTEMBER 30, 2016

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of September 30, 2016 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

                       TOTAL
                      VALUE AT
                     9/30/2016       LEVEL 1       LEVEL 2        LEVEL 3
                    --------------------------------------------------------
Common Stocks*      $157,234,963  $          --  $157,234,963  $          --
Investment
   Companies*          7,223,687             --     7,223,687             --
Money Market Funds       329,994        329,994            --             --
                    --------------------------------------------------------
Total Investments   $164,788,644  $     329,994  $164,458,650  $          --
                    ========================================================

* See Portfolio of Investments for country breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at September 30, 2016.


                                                 % OF TOTAL
CURRENCY EXPOSURE DIVERSIFICATION                INVESTMENTS
------------------------------------------------------------
Euro                                                40.2%
British Pound Sterling                              33.9
Swiss Franc                                         22.7
Swedish Krona                                        3.0
United States Dollar                                 0.2
                                                   ------
     Total                                         100.0%
                                                   ======


Page 36                  See Notes to Financial Statements

FIRST TRUST FTSE EPRA/NAREIT DEVELOPED MARKETS REAL ESTATE INDEX FUND (FFR)

PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2016

SHARES       DESCRIPTION                               VALUE
------------------------------------------------------------
             COMMON STOCKS (a) -- 99.3%
             AUSTRALIA -- 6.0%
     196,196 BGP Holdings PLC (b) (c) (d)      $           0
      24,223 BWP Trust (c)                            59,753
      16,956 Charter Hall Retail REIT (c)             55,191
      72,425 Cromwell Property Group (c)              52,208
      48,168 Dexus Property Group (c)                338,552
      88,234 Goodman Group (c)                       494,524
      89,053 GPT Group (The) (c)                     346,778
      28,030 Investa Office Fund (c)                  98,376
     183,641 Mirvac Group (c)                        316,597
     253,606 Scentre Group (c)                       915,566
      36,388 Shopping Centres Australasia
                Property Group (c)                    63,047
     118,685 Stockland (c)                           434,675
     163,024 Vicinity Centres (c)                    397,578
      95,890 Westfield Corp. (c)                     717,507
                                               -------------
                                                   4,290,352
                                               -------------
             AUSTRIA -- 0.3%
       4,448 BUWOG AG (c)                            120,328
       3,518 CA Immobilien Anlagen AG (c)             67,069
       3,415 Conwert Immobilien Invest SE (c)         64,276
                                               -------------
                                                     251,673
                                               -------------
             BELGIUM -- 0.5%
         620 Aedifica S.A.                            53,803
         965 Befimmo S.A. (c)                         58,290
       1,001 Cofinimmo S.A. (c)                      124,655
         750 Intervest Offices &
                Warehouses N.V. (c)                   20,665
          98 Leasinvest Real Estate S.C.A. (c)        11,717
         724 Warehouses De Pauw C.V.A (c)             71,972
         107 Wereldhave Belgium N.V.                  13,300
                                               -------------
                                                     354,402
                                               -------------
             BERMUDA -- 0.7%
      58,222 Hongkong Land Holdings Ltd. (c)         414,819
      29,504 Kerry Properties Ltd. (c)                96,929
                                               -------------
                                                     511,748
                                               -------------
             CANADA -- 2.7%
       3,835 Allied Properties Real Estate
                Investment Trust                     110,143
       7,366 Artis Real Estate Investment Trust       69,676
       1,970 Boardwalk Real Estate Investment
                Trust                                 77,707
       6,713 Canadian Apartment Properties
                REIT                                 156,677
       3,577 Canadian Real Estate Investment
                Trust                                128,308
       8,559 Chartwell Retirement Residences         103,077
       8,365 Cominar Real Estate Investment
                Trust                                 97,298
       4,329 Crombie Real Estate Investment
                Trust                                 47,218
       6,132 Dream Global Real Estate
                Investment Trust                      42,112


SHARES       DESCRIPTION                               VALUE
------------------------------------------------------------
             CANADA (CONTINUED)
       5,362 Dream Office Real Estate
                Investment Trust               $      69,153
       4,799 First Capital Realty, Inc.               80,401
       2,327 Granite Real Estate Investment
                Trust                                 71,090
      13,940 H&R Real Estate Investment Trust        238,328
       3,274 Killam Apartment Real Estate
                Investment Trust                      30,171
       3,475 Milestone Apartments Real Estate
                Investment Trust                      51,120
       2,298 Northview Apartment Real Estate
                Investment Trust                      38,325
      10,730 Pure Industrial Real Estate Trust        45,064
      15,735 RioCan Real Estate Investment
                Trust                                326,466
       5,498 Smart Real Estate Investment Trust      148,142
                                               -------------
                                                   1,930,476
                                               -------------
             CAYMAN ISLANDS -- 1.4%
     139,949 Cheung Kong Property Holdings
                Ltd. (c)                           1,029,445
                                               -------------
             FINLAND -- 0.2%
      19,430 Citycon OYJ (c)                          49,506
      12,135 Sponda OYJ (c)                           62,433
       7,076 Technopolis OYJ (c)                      25,926
                                               -------------
                                                     137,865
                                               -------------
             FRANCE -- 3.5%
         344 Affine S.A. (c)                           5,823
         359 ANF Immobilier (c)                        8,459
         120 Fonciere de Paris SIIC                   18,309
       1,813 Fonciere des Regions (c)                168,943
       1,984 Gecina S.A. (c)                         312,659
       1,752 ICADE (c)                               136,706
      10,184 Klepierre (c)                           467,478
       2,053 Mercialys S.A. (c)                       49,401
       4,886 Unibail-Rodamco SE (c)                1,317,433
                                               -------------
                                                   2,485,211
                                               -------------
             GERMANY -- 3.1%
       1,212 ADLER Real Estate AG (b) (c)             19,296
       6,568 alstria office REIT-AG (c)               90,206
       2,275 Deutsche EuroShop AG (c)                105,777
      16,711 Deutsche Wohnen AG (c)                  608,085
       2,144 DIC Asset AG (c)                         21,652
       3,797 Hamborner REIT AG                        40,167
       3,114 LEG Immobilien AG (c)                   298,505
       7,040 TAG Immobilien AG (c)                   102,541
       2,744 TLG Immobilien AG (c)                    61,937
      23,121 Vonovia SE (c)                          876,502
       4,321 WCM Beteiligungs & Grundbesitz-
                AG (b) (c)                            14,416
                                               -------------
                                                   2,239,084
                                               -------------
             GUERNSEY -- 0.1%
      11,844 F&C UK Real Estate Investment
                Ltd. (c)                              14,606


                        See Notes to Financial Statements                Page 37

FIRST TRUST FTSE EPRA/NAREIT DEVELOPED MARKETS REAL ESTATE INDEX FUND (FFR)

SEPTEMBER 30, 2016

SHARES       DESCRIPTION                               VALUE
------------------------------------------------------------
             COMMON STOCKS (a) (CONTINUED)
             GUERNSEY (CONTINUED)
      11,157 Regional REIT Ltd. (e)            $      15,184
      25,727 Schroder Real Estate Investment
                Trust Ltd.                            19,091
      18,889 Standard Life Investment Property
                Income Trust Ltd.                     20,076
                                               -------------
                                                      68,957
                                               -------------
             HONG KONG -- 5.4%
     117,525 Champion REIT (c)                        71,513
      99,736 Hang Lung Properties Ltd. (c)           226,235
      55,547 Henderson Land Development
                Co., Ltd. (c)                        331,436
      30,258 Hysan Development Co., Ltd. (c)         142,366
     111,557 Link REIT (c)                           823,524
     260,767 New World Development Co.,
                Ltd. (c)                             341,942
     152,434 Sino Land Co., Ltd. (c)                 271,688
      70,051 Sun Hung Kai Properties Ltd. (c)      1,064,968
      58,099 Swire Properties Ltd. (c)               170,879
      59,804 Wharf Holdings (The) Ltd. (c)           438,756
                                               -------------
                                                   3,883,307
                                               -------------
             IRELAND -- 0.2%
      33,444 Green REIT PLC                           54,663
      33,801 Hibernia REIT PLC                        52,020
      17,380 Irish Residential Properties
                REIT PLC                              23,019
                                               -------------
                                                     129,702
                                               -------------
             ISLE OF MAN -- 0.0%
      59,658 Redefine International PLC (c)           33,052
                                               -------------
             ISRAEL -- 0.1%
       2,166 Azrieli Group Ltd. (c)                   94,898
                                               -------------
             ITALY -- 0.1%
      52,896 Beni Stabili S.p.A. SIIQ (c)             31,582
      18,153 Immobiliare Grande Distribuzione
                SIIQ S.p.A. (c)                       13,679
                                               -------------
                                                      45,261
                                               -------------
             JAPAN -- 10.9%
          27 Activia Properties, Inc. (c)            143,577
          60 Advance Residence Investment
                Corp. (c)                            169,775
       5,827 AEON Mall Co., Ltd. (c)                  92,037
          51 AEON REIT Investment Corp. (c)           66,465
          66 Daiwa House REIT Investment
                Corp. (c)                            193,479
          13 Daiwa Office Investment Corp. (c)        79,751
          22 Frontier Real Estate Investment
                Corp. (c)                            109,945
          31 Fukuoka REIT Corp. (c)                   58,008
         109 GLP J-REIT (c)                          145,160
      17,700 Hulic Co., Ltd. (c)                     180,846
          41 Hulic REIT, Inc. (c)                     73,217
          16 Industrial & Infrastructure Fund
                Investment Corp. (c)                  81,483


SHARES       DESCRIPTION                               VALUE
------------------------------------------------------------
             JAPAN (CONTINUED)
         145 Invincible Investment Corp. (c)   $      81,138
          56 Japan Excellent, Inc. (c)                80,674
         186 Japan Hotel REIT Investment
                Corp. (c)                            148,065
          41 Japan Logistics Fund, Inc. (c)           92,806
          40 Japan Prime Realty Investment
                Corp. (c)                            180,594
          61 Japan Real Estate Investment
                Corp. (c)                            364,775
          75 Japan Rental Housing Investments,
                Inc. (c)                              62,919
         127 Japan Retail Fund Investment
                Corp. (c)                            313,229
          18 Kenedix Office Investment
                Corp. (c)                            110,661
          20 Kenedix Retail REIT Corp. (c)            47,415
      58,930 Mitsubishi Estate Co., Ltd. (c)       1,105,914
      47,081 Mitsui Fudosan Co., Ltd. (c)          1,001,621
          72 Mori Hills REIT Investment
                Corp. (c)                            107,766
          49 Mori Trust Sogo Reit, Inc. (c)           86,052
          22 Nippon Accommodations Fund,
                Inc. (c)                             102,727
          67 Nippon Building Fund, Inc. (c)          424,502
          77 Nippon Prologis REIT, Inc. (c)          194,752
       5,900 Nomura Real Estate Holdings,
                Inc. (c)                              99,730
         197 Nomura Real Estate Master Fund,
                Inc. (c)                             328,568
       5,417 NTT Urban Development Corp. (c)          52,334
         120 Orix JREIT, Inc. (c)                    210,724
          62 Premier Investment Corp. (c)             82,178
          41 Sekisui House REIT, Inc. (c)             62,971
          49 Sekisui House SI Residential
                Investment Corp. (c)                  55,874
      21,744 Sumitomo Realty & Development
                Co., Ltd. (c)                        563,622
      10,187 Tokyo Tatemono Co., Ltd. (c)            122,541
          44 Tokyu REIT, Inc. (c)                     59,128
         130 United Urban Investment Corp. (c)       236,461
                                               -------------
                                                   7,773,484
                                               -------------
             JERSEY -- 0.1%
       5,840 Kennedy Wilson Europe Real
                Estate PLC (c)                        75,964
      12,512 Target Healthcare REIT Ltd.              17,961
                                               -------------
                                                      93,925
                                               -------------
             LUXEMBOURG -- 0.2%
       1,444 ADO Properties S.A. (c) (e)              57,774
       5,036 Grand City Properties S.A. (c)           98,602
                                               -------------
                                                     156,376
                                               -------------
             NETHERLANDS -- 0.4%
       2,187 Eurocommercial Properties N.V. (c)       98,755
       6,814 NSI N.V. (c)                             28,156
         945 Vastned Retail N.V.                      38,217
       1,998 Wereldhave N.V. (c)                     101,154
                                               -------------
                                                     266,282
                                               -------------


Page 38                 See Notes to Financial Statements

FIRST TRUST FTSE EPRA/NAREIT DEVELOPED MARKETS REAL ESTATE INDEX FUND (FFR)

SEPTEMBER 30, 2016

SHARES       DESCRIPTION                               VALUE
------------------------------------------------------------
             COMMON STOCKS (a) (CONTINUED)
             NEW ZEALAND -- 0.1%
      63,818 Kiwi Property Group Ltd. (c)      $      69,700
                                               -------------
             NORWAY -- 0.1%
       4,649 Entra ASA (c) (e)                        52,106
      12,245 Norwegian Property ASA (c)               16,629
                                               -------------
                                                      68,735
                                               -------------
             SINGAPORE -- 2.4%
     111,400 Ascendas Real Estate Investment
                Trust (c)                            206,255
      99,390 CapitaLand Commercial Trust (c)         116,241
     125,830 CapitaLand Ltd. (c)                     297,056
     131,783 CapitaLand Mall Trust (c)               209,954
      31,700 CDL Hospitality Trusts (c)               32,567
      29,300 City Developments Ltd. (c)              195,971
      64,790 Fortune Real Estate Investment
                Trust (c)                             81,419
      93,500 Keppel REIT (c)                          76,488
      92,821 Mapletree Commercial Trust (c)          108,998
      62,600 Mapletree Industrial Trust (c)           82,012
      72,453 Mapletree Logistics Trust (c)            57,016
     119,797 Suntec Real Estate Investment
                Trust (c)                            151,062
      23,600 UOL Group Ltd. (c)                       97,548
                                               -------------
                                                   1,712,587
                                               -------------
             SPAIN -- 0.6%
       2,894 Axiare Patrimonio Socimi S.A. (c)        38,323
       4,410 Hispania Activos Inmobiliarios
                Socimi S.A. (c)                       59,153
      11,685 Inmobiliaria Colonial S.A. (c)           84,991
       3,782 Lar Espana Real Estate Socimi
                S.A. (c)                              27,213
      16,028 Merlin Properties Socimi S.A. (c)       189,790
                                               -------------
                                                     399,470
                                               -------------
             SWEDEN -- 1.3%
      13,097 Castellum AB (c)                        196,219
       2,249 D Carnegie & Co. AB (b) (c)              28,901
       2,336 Dios Fastigheter AB (c)                  17,635
       6,565 Fabege AB (c)                           119,691
       4,558 Fastighets AB Balder,
                Class B (b) (c)                      121,176
       4,696 Hemfosa Fastigheter AB (c)               50,921
       5,501 Hufvudstaden AB, Class A (c)             95,314
      27,682 Klovern AB, Class B (c)                  34,439
       7,857 Kungsleden AB (c)                        57,464
       2,605 Pandox AB                                45,609
       9,709 Wallenstam AB, Class B (c)               81,894
       3,279 Wihlborgs Fastigheter AB (c)             69,783
                                               -------------
                                                     919,046
                                               -------------
             SWITZERLAND -- 0.9%
         474 Allreal Holding AG (c)                   71,965
         306 Mobimo Holding AG (c)                    77,966
       1,975 PSP Swiss Property AG (c)               188,196
       3,227 Swiss Prime Site AG (c)                 283,393
                                               -------------
                                                     621,520
                                               -------------


SHARES       DESCRIPTION                               VALUE
------------------------------------------------------------
             UNITED KINGDOM -- 4.2%
      81,023 Assura PLC                        $      61,225
       7,064 Big Yellow Group PLC (c)                 71,260
      50,820 British Land (The) Co. PLC (c)          416,261
      36,496 Capital & Counties Properties
                PLC (c)                              136,039
      26,424 Capital & Regional PLC                   20,721
         243 Daejan Holdings PLC (c)                  17,624
       4,942 Derwent London PLC (c)                  166,575
      24,872 Empiric Student Property PLC             37,396
      20,383 Grainger PLC (c)                         60,646
      17,064 Great Portland Estates PLC (c)          139,934
      38,913 Hammerson PLC (c)                       296,156
      36,924 Hansteen Holdings PLC                    55,660
       4,926 Helical PLC                              17,271
      46,512 Intu Properties PLC (c)                 178,322
      39,033 Land Securities Group PLC (c)           534,895
      28,980 LondonMetric Property PLC (c)            60,024
      28,418 Primary Health Properties PLC            41,254
      10,268 Safestore Holdings PLC (c)               51,144
      41,108 Segro PLC (c)                           241,511
      13,786 Shaftesbury PLC (c)                     173,167
      41,635 Tritax Big Box REIT PLC (c)              74,796
      11,008 UNITE Group (The) PLC (c)                90,467
       5,828 Workspace Group PLC (c)                  52,752
                                               -------------
                                                   2,995,100
                                               -------------
             UNITED STATES -- 53.8%
       3,977 Acadia Realty Trust                     144,127
       1,126 Agree Realty Corp.                       55,669
         101 Alexander's, Inc.                        42,380
       3,869 Alexandria Real Estate Equities,
                Inc.                                 420,831
       1,938 American Assets Trust, Inc.              84,070
       6,465 American Campus Communities,
                Inc.                                 328,875
      11,084 American Homes 4 Rent, Class A          239,858
       7,754 Apartment Investment &
                Management Co., Class A              355,986
       8,269 Apple Hospitality REIT, Inc.            153,059
       4,548 Ashford Hospitality Trust, Inc.          26,788
       6,791 AvalonBay Communities, Inc.           1,207,711
       7,612 Boston Properties, Inc.               1,037,440
       8,693 Brandywine Realty Trust                 135,785
      15,099 Brixmor Property Group, Inc.            419,601
       4,337 Camden Property Trust                   363,180
       4,152 Care Capital Properties, Inc.           118,332
       8,430 CBL & Associates Properties, Inc.       102,340
       4,500 Cedar Realty Trust, Inc.                 32,400
       1,822 Chatham Lodging Trust                    35,074
       2,960 Chesapeake Lodging Trust                 67,784
       2,417 Colony Starwood Homes                    69,368
       6,126 Columbia Property Trust, Inc.           137,161
       4,691 Corporate Office Properties Trust       132,990
      10,281 Cousins Properties, Inc.                107,334
       8,808 CubeSmart                               240,106
       4,462 DCT Industrial Trust, Inc.              216,630
      15,411 DDR Corp.                               268,614


                        See Notes to Financial Statements                Page 39

FIRST TRUST FTSE EPRA/NAREIT DEVELOPED MARKETS REAL ESTATE INDEX FUND (FFR)

SEPTEMBER 30, 2016

SHARES       DESCRIPTION                               VALUE
------------------------------------------------------------
             COMMON STOCKS (a) (CONTINUED)
             UNITED STATES (CONTINUED)
       9,959 DiamondRock Hospitality Co.       $      90,627
       7,905 Digital Realty Trust, Inc.              767,734
       6,969 Douglas Emmett, Inc.                    255,274
      17,403 Duke Realty Corp.                       475,624
       3,748 DuPont Fabros Technology, Inc.          154,605
       1,632 EastGroup Properties, Inc.              120,050
       3,624 Education Realty Trust, Inc.            156,339
       6,057 Empire State Realty Trust, Inc.,
                Class A                              126,894
       3,130 EPR Properties                          246,456
       6,269 Equity Commonwealth (b)                 189,449
       3,851 Equity LifeStyle Properties, Inc.       297,220
       4,637 Equity One, Inc.                        141,939
      17,879 Equity Residential                    1,150,156
       3,255 Essex Property Trust, Inc.              724,889
       5,840 Extra Space Storage, Inc.               463,754
       3,514 Federal Realty Investment Trust         540,910
       6,897 FelCor Lodging Trust, Inc.               44,348
       5,798 First Industrial Realty Trust,
                Inc.                                 163,620
       2,869 First Potomac Realty Trust               26,251
      11,660 Forest City Realty Trust, Inc.,
                Class A                              269,696
       2,948 Four Corners Property Trust, Inc.        62,881
       4,906 Franklin Street Properties Corp.         61,816
      10,177 Gaming and Leisure Properties,
                Inc.                                 340,421
      24,992 General Growth Properties, Inc.         689,779
       1,256 Getty Realty Corp.                       30,056
       3,527 Government Properties Income
                Trust                                 79,781
      20,803 Gramercy Property Trust                 200,541
      23,074 HCP, Inc.                               875,658
       5,749 Healthcare Realty Trust, Inc.           195,811
       6,844 Healthcare Trust of America, Inc.,
                Class A                              223,251
       1,789 Hersha Hospitality Trust                 32,238
       4,893 Highwoods Properties, Inc.              255,023
       8,066 Hospitality Properties Trust            239,722
      37,079 Host Hotels & Resorts, Inc.             577,320
       5,361 Hudson Pacific Properties, Inc.         176,216
       6,006 Investors Real Estate Trust              35,736
       4,575 Kilroy Realty Corp.                     317,276
      20,822 Kimco Realty Corp.                      602,797
       4,074 Kite Realty Group Trust                 112,931
       5,597 LaSalle Hotel Properties                133,600
      11,707 Lexington Realty Trust                  120,582
       7,332 Liberty Property Trust                  295,846
       2,302 Life Storage, Inc.                      204,740
       1,946 LTC Properties, Inc.                    101,173
       7,126 Macerich (The) Co.                      576,280
       4,415 Mack-Cali Realty Corp.                  120,176
      12,064 Medical Properties Trust, Inc.          178,185
       3,734 Mid-America Apartment
                Communities, Inc.                    350,959
       3,225 Monmouth Real Estate Investment
                Corp.                                 46,021


SHARES       DESCRIPTION                               VALUE
------------------------------------------------------------
             UNITED STATES (CONTINUED)
       8,378 Monogram Residential Trust, Inc.  $      89,142
       1,788 National Health Investors, Inc.         140,322
       7,294 National Retail Properties, Inc.        370,900
       3,911 New Senior Investment Group, Inc.        45,133
       8,229 New York REIT, Inc.                      75,295
       8,542 Omega Healthcare Investors, Inc.        302,814
       7,405 Paramount Group, Inc.                   121,368
       3,970 Parkway, Inc.                            67,530
       3,565 Pebblebrook Hotel Trust                  94,829
       3,292 Pennsylvania Real Estate
                Investment Trust                      75,815
       6,683 Physicians Realty Trust                 143,952
       7,220 Piedmont Office Realty Trust,
                Inc., Class A                        157,179
       2,654 Post Properties, Inc.                   175,509
      26,001 Prologis, Inc.                        1,392,094
       1,002 PS Business Parks, Inc.                 113,797
       7,195 Public Storage                        1,605,492
       2,244 QTS Realty Trust, Inc., Class A         118,595
       3,888 Ramco-Gershenson Properties
                Trust                                 72,861
      12,783 Realty Income Corp.                     855,566
       5,184 Regency Centers Corp.                   401,708
       5,398 Retail Opportunity Investments
                Corp.                                118,540
      11,737 Retail Properties of America,
                Inc., Class A                        197,182
       3,210 Rexford Industrial Realty, Inc.          73,477
       6,238 RLJ Lodging Trust                       131,185
       2,416 Ryman Hospitality Properties, Inc.      116,355
       3,232 Sabra Health Care REIT, Inc.             81,382
         680 Saul Centers, Inc.                       45,288
       3,368 Select Income REIT                       90,599
      11,779 Senior Housing Properties Trust         267,501
       1,283 Seritage Growth Properties,
                Class A                               65,022
       1,672 Silver Bay Realty Trust Corp.            29,310
      15,591 Simon Property Group, Inc.            3,227,493
       4,941 SL Green Realty Corp.                   534,122
      22,847 Spirit Realty Capital, Inc.             304,551
       3,543 STAG Industrial, Inc.                    86,839
       7,528 STORE Capital Corp.                     221,850
       4,125 Summit Hotel Properties, Inc.            54,285
       3,010 Sun Communities, Inc.                   236,225
      10,744 Sunstone Hotel Investors, Inc.          137,416
       4,756 Tanger Factory Outlet Centers,
                Inc.                                 185,294
       2,989 Taubman Centers, Inc.                   222,412
       2,262 Terreno Realty Corp.                     62,228
       2,353 Tier REIT, Inc.                          36,330
      13,254 UDR, Inc.                               477,011
         674 Universal Health Realty Income
                Trust                                 42,475
       4,432 Urban Edge Properties                   124,716
       1,470 Urstadt Biddle Properties, Inc.,
                Class A                               32,663
      17,369 Ventas, Inc.                          1,226,772


Page 40                 See Notes to Financial Statements

FIRST TRUST FTSE EPRA/NAREIT DEVELOPED MARKETS REAL ESTATE INDEX FUND (FFR)

SEPTEMBER 30, 2016

SHARES       DESCRIPTION                               VALUE
------------------------------------------------------------
             COMMON STOCKS (a) (CONTINUED)
             UNITED STATES (CONTINUED)
      47,889 VEREIT, Inc.                      $     496,609
       8,407 Vornado Realty Trust                    850,872
       4,423 WP Carey, Inc.                          285,416
       9,130 Washington Prime Group, Inc.            113,029
       3,654 Washington Real Estate Investment
                Trust                                113,712
       5,708 Weingarten Realty Investors             222,498
      17,621 Welltower, Inc.                       1,317,522
       5,356 Xenia Hotels & Resorts, Inc.             81,304
                                               -------------
                                                  38,515,530
                                               -------------
             TOTAL COMMON STOCKS -- 99.3%         71,077,188
             (Cost $60,036,356)                -------------

             INVESTMENT COMPANIES (a)  -- 0.2%
             GUERNSEY -- 0.2%
      26,177 F&C Commercial Property Trust
                Ltd. (c)                              41,626
      18,924 MedicX Fund Ltd.                         21,769
      26,796 Picton Property Income Ltd. (c)          24,952
      32,881 UK Commercial Property Trust
                Ltd. (c)                              33,615
                                               -------------
             TOTAL INVESTMENT
                COMPANIES -- 0.2%                    121,962
             (Cost $138,854)                   -------------

             RIGHTS (a) -- 0.0%
             UNITED KINGDOM -- 0.0%
       3,785 Tritax Big Box REIT PLC (b) (c)             338
             (Cost $0)                         -------------

             MONEY MARKET FUNDS -- 0.2%
     186,513 Morgan Stanley Institutional
               Liquidity Fund -- Treasury
               Portfolio -- Institutional
               Class -- 0.22% (f)                    186,513
             (Cost $186,513)                   -------------

             TOTAL INVESTMENTS -- 99.7%           71,386,001
             (Cost $60,361,723) (g)
             NET OTHER ASSETS AND
                LIABILITIES -- 0.3%                  189,831
                                               -------------
             NET ASSETS -- 100.0%              $  71,575,832
                                               =============

(a) Portfolio securities are categorized based upon their country of incorporation, which can be different from the country categorization of the Fund's underlying index. For a breakdown of the portfolio securities by sector, please see the Fund Performance Overview.

(b)   Non-income producing security.

(c) This security is fair valued by the Advisor's Pricing Committee in accordance with procedures adopted by the Trust's Board of Trustees, and in accordance with provisions of the Investment Company Act of 1940, as amended. At September 30, 2016, securities noted as such are valued at $30,086,767 or 42.0% of net assets. Certain of these securities are fair valued using a factor provided by a third-party pricing service due to the change in value between the foreign markets' close and the NYSE close exceeding a certain threshold. On days when this threshold is not exceeded, these securities are typically valued at the last sale price on the exchange on which they are principally traded.

(d) This is a restricted security which cannot be traded as a result of the in-specie distribution. It was acquired on August 6, 2009 at a cost of $0 and has a carrying value per share of $0.

(e) This security is restricted in the U.S. and cannot be offered for public sale without first being registered under the Securities Act of 1933, as amended. This security is not restricted on the foreign exchange where it trades freely without any additional registration. As such, it does not require the additional disclosure required of restricted securities.

(f)   Interest rate shown reflects yield as of September 30, 2016.

(g) Aggregate cost for federal income tax purposes is $62,767,837. As of September 30, 2016, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $11,471,616 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $2,853,452.


                        See Notes to Financial Statements                Page 41

FIRST TRUST FTSE EPRA/NAREIT DEVELOPED MARKETS REAL ESTATE INDEX FUND (FFR)

SEPTEMBER 30, 2016

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of September 30, 2016 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

                       TOTAL
                      VALUE AT
                     9/30/2016       LEVEL 1       LEVEL 2        LEVEL 3
                    --------------------------------------------------------
Common Stocks:
Belgium             $    354,402  $      67,103  $    287,299  $          --
Canada                 1,930,476      1,930,476            --             --
France                 2,485,211         18,309     2,466,902             --
Germany                2,239,084         40,167     2,198,917             --
Guernsey                  68,957         54,351        14,606             --
Ireland                  129,702        129,702            --             --
Jersey                    93,925         17,961        75,964             --
Netherlands              266,282         38,217       228,065             --
Sweden                   919,046         45,609       873,437             --
United Kingdom         2,995,100        233,527     2,761,573             --
United States         38,515,530     38,515,530            --             --
Other Country
   Categories*        21,079,473             --    21,079,473             --
                    --------------------------------------------------------
Total Common
   Stocks             71,077,188     41,090,952    29,986,236             --
Investment
   Companies*            121,962         21,769       100,193             --
Rights*                      338             --           338             --
Money Market Funds       186,513        186,513            --             --
                    --------------------------------------------------------
Total Investments   $ 71,386,001  $  41,299,234  $ 30,086,767  $          --
                    ========================================================

* See Portfolio of Investments for country breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. As of September 30, 2016, the Fund transferred investments valued at $412,625 from Level 1 to Level 2 and $239,615 from Level 2 to Level 1 of the fair value hierarchy. The investments that transferred from Level 1 to Level 2 did so as a result of being fair valued using a factor provided by a third-party pricing service due to the change in value between the foreign markets' close and the NYSE close on September 30, 2016, exceeding a certain threshold. Previously, these investments were valued based on quoted prices. The investments that transferred from Level 2 to Level 1 did so as a result of being valued based on quoted prices. Previously, these investments were fair valued using a factor provided by a third-party pricing service due to the change in value between the foreign markets' close and the NYSE close on September 30, 2015, exceeding a certain threshold.


                                                 % OF TOTAL
CURRENCY EXPOSURE DIVERSIFICATION                INVESTMENTS
------------------------------------------------------------
United States Dollar                                54.8%
Japanese Yen                                        10.9
Euro                                                 9.1
Hong Kong Dollar                                     7.1
Australian Dollar                                    6.0
British Pound Sterling                               4.6
Canadian Dollar                                      2.7
Singapore Dollar                                     2.3
Swedish Krona                                        1.3
Swiss Franc                                          0.9
Israeli Shekel                                       0.1
New Zealand Dollar                                   0.1
Norwegian Krone                                      0.1
                                                   ------
     Total                                         100.0%
                                                   ======


Page 42                 See Notes to Financial Statements

FIRST TRUST DOW JONES GLOBAL SELECT DIVIDEND INDEX FUND (FGD)

PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2016

SHARES       DESCRIPTION                               VALUE
------------------------------------------------------------
             COMMON STOCKS (a) -- 99.6%
             AUSTRALIA -- 15.0%
     240,825 Australia and New Zealand
                Banking Group Ltd. (b)         $   5,129,954
     661,472 Bendigo and Adelaide Bank
                Ltd. (b)                           5,486,130
      59,590 Commonwealth Bank of
                Australia (b)                      3,322,935
     135,332 JB Hi-Fi Ltd. (b)                     3,012,126
      57,246 Macquarie Group Ltd. (b)              3,620,497
     225,621 National Australia Bank Ltd. (b)      4,849,952
     324,617 Orica Ltd. (b)                        3,802,802
   1,073,842 Primary Health Care Ltd. (b)          3,270,270
     389,742 Suncorp Group Ltd. (b)                3,636,058
     463,315 Sydney Airport (b)                    2,483,405
     869,008 Telstra Corp. Ltd. (b)                3,464,840
      93,489 Wesfarmers Ltd. (b)                   3,169,388
     151,842 Westpac Banking Corp. (b)             3,454,739
     133,984 Woodside Petroleum Ltd. (b)           2,970,801
                                               -------------
                                                  51,673,897
                                               -------------
             AUSTRIA -- 0.9%
     103,717 OMV AG (b)                            2,986,239
                                               -------------
             BERMUDA -- 2.2%
   1,111,792 Kerry Properties Ltd. (b)             3,652,538
     351,466 VTech Holdings Ltd. (b)               4,019,069
                                               -------------
                                                   7,671,607
                                               -------------
             CANADA -- 12.0%
      64,507 Bank of Nova Scotia (The)             3,418,215
      59,655 BCE, Inc.                             2,755,057
      41,591 Canadian Imperial Bank of
                Commerce                           3,225,010
      68,002 Emera, Inc.                           2,452,208
     161,398 Genworth MI Canada, Inc.              4,153,204
     130,966 IGM Financial, Inc.                   3,535,817
     108,092 National Bank of Canada               3,832,798
     178,429 Potash Corp. of Saskatchewan, Inc.    2,903,662
     350,708 Russel Metals, Inc.                   5,600,315
     160,296 Shaw Communications, Inc.,
                Class B                            3,280,573
      83,887 TELUS Corp.                           2,767,993
      70,139 TransCanada Corp.                     3,331,195
                                               -------------
                                                  41,256,047
                                               -------------
             CAYMAN ISLANDS -- 1.0%
     291,221 Phoenix Group Holdings (b)            3,315,436
                                               -------------
             DENMARK -- 0.9%
     148,300 Tryg A/S (b)                          2,979,759
                                               -------------
             FINLAND -- 5.9%
     352,969 Fortum OYJ (b)                        5,703,983
     245,783 Kemira OYJ (b)                        3,326,990
     128,905 Konecranes OYJ (b)                    4,569,621
     121,933 Metso OYJ (b)                         3,558,323
      88,203 Nokian Renkaat OYJ (b)                3,215,899
                                               -------------
                                                  20,374,816
                                               -------------


SHARES       DESCRIPTION                               VALUE
------------------------------------------------------------
             FRANCE -- 7.4%
      63,428 Bouygues S.A. (b)                 $   2,103,492
      82,523 Casino Guichard Perrachon
                S.A. (b)                           4,016,766
     215,095 CNP Assurances (b)                    3,613,812
     266,634 Engie S.A. (b)                        4,134,105
      96,647 Lagardere S.C.A. (b)                  2,461,254
      72,499 TOTAL S.A. (b)                        3,448,112
     283,555 Vivendi S.A. (b)                      5,722,872
                                               -------------
                                                  25,500,413
                                               -------------
             GERMANY -- 0.8%
      19,416 Allianz SE (b)                        2,885,431
                                               -------------
             HONG KONG -- 4.3%
   4,054,046 New World Development Co.,
                Ltd. (b)                           5,316,043
   4,695,828 PCCW Ltd. (b)                         2,892,231
   4,632,052 SJM Holdings Ltd. (b)                 3,432,670
     286,517 Swire Pacific Ltd., Class A (b)       3,103,050
                                               -------------
                                                  14,743,994
                                               -------------
             ITALY -- 1.0%
     238,633 Eni S.p.A. (b)                        3,438,789
                                               -------------
             JAPAN -- 2.6%
     831,000 Aozora Bank Ltd. (b)                  2,864,261
     221,400 Mitsui & Co., Ltd. (b)                3,068,358
     609,400 Tokai Tokyo Financial Holdings,
                Inc. (b)                           2,954,884
                                               -------------
                                                   8,887,503
                                               -------------
             NEW ZEALAND -- 4.4%
     650,610 Fletcher Building Ltd. (b)            5,095,230
   1,512,484 SKY Network Television Ltd. (b)       5,425,685
   1,761,324 Spark New Zealand Ltd. (b)            4,633,885
                                               -------------
                                                  15,154,800
                                               -------------
             NORWAY -- 1.0%
     208,656 Statoil ASA (b)                       3,502,979
                                               -------------
             PORTUGAL -- 1.1%
   1,187,313 EDP-Energias de Portugal S.A. (b)     3,984,652
                                               -------------
             SINGAPORE -- 2.0%
     859,600 Keppel Corp., Ltd. (b)                3,421,226
   1,359,400 StarHub Ltd. (b)                      3,432,548
                                               -------------
                                                   6,853,774
                                               -------------
             SPAIN -- 3.9%
     175,007 Gas Natural SDG S.A. (b)              3,597,824
   1,930,990 Mapfre S.A. (b)                       5,402,594
     430,736 Telefonica S.A. (b)                   4,356,075
                                               -------------
                                                  13,356,493
                                               -------------
             SWEDEN -- 4.4%
     383,321 Nordea Bank AB (b)                    3,806,560
     348,322 Skandinaviska Enskilda Banken
                AB, Class A (b)                    3,501,131
     166,065 Swedbank AB, Class A (b)              3,901,965
     876,684 Telia Co., AB (b)                     3,926,742
                                               -------------
                                                  15,136,398
                                               -------------


                        See Notes to Financial Statements                Page 43

FIRST TRUST DOW JONES GLOBAL SELECT DIVIDEND INDEX FUND (FGD)

SEPTEMBER 30, 2016

SHARES       DESCRIPTION                               VALUE
------------------------------------------------------------
             COMMON STOCKS (a) (CONTINUED)
             SWITZERLAND -- 3.6%
      52,292 Swiss Re AG (b)                   $   4,722,932
       4,982 Swisscom AG (b)                       2,369,786
      20,233 Zurich Insurance Group AG (b)         5,217,971
                                               -------------
                                                  12,310,689
                                               -------------
             UNITED KINGDOM -- 11.1%
     649,773 Amec Foster Wheeler PLC (b)           4,819,970
      45,123 AstraZeneca PLC (b)                   2,921,782
     325,864 BAE Systems PLC (b)                   2,213,670
     933,018 Carillion PLC (b)                     2,997,833
     412,132 Halfords Group PLC (b)                1,868,114
     662,202 HSBC Holdings PLC (b)                 4,977,592
     887,920 Legal & General Group PLC (b)         2,516,373
   1,093,584 Old Mutual PLC (b)                    2,866,521
     193,487 Royal Dutch Shell PLC, Class A (b)    4,828,430
      77,132 Severn Trent PLC (b)                  2,502,757
     333,588 Tate & Lyle PLC (b)                   3,238,038
     182,675 United Utilities Group PLC (b)        2,372,706
                                               -------------
                                                  38,123,786
                                               -------------
             UNITED STATES -- 14.1%
      77,975 AT&T, Inc.                            3,166,565
     157,944 CenterPoint Energy, Inc.              3,669,039
     127,636 CenturyLink, Inc.                     3,501,056
      31,496 Chevron Corp.                         3,241,568
      68,493 FirstEnergy Corp.                     2,265,749
     108,515 Guess?, Inc.                          1,585,404
      47,555 Helmerich & Payne, Inc.               3,200,452
      72,886 International Paper Co.               3,497,070
      80,044 Mattel, Inc.                          2,423,732
     197,865 Olin Corp.                            4,060,190
     101,088 PacWest Bancorp                       4,337,686
     246,974 R.R. Donnelley & Sons Co.             3,882,431
      51,794 Southern (The) Co.                    2,657,032
      57,868 Tupperware Brands Corp.               3,782,831
     178,180 Waddell & Reed Financial, Inc.,
                Class A                            3,235,749
                                               -------------
                                                  48,506,554
                                               -------------
             TOTAL INVESTMENTS -- 99.6%          342,644,056
             (Cost $365,625,258) (c)
             NET OTHER ASSETS AND
                LIABILITIES -- 0.4%                1,424,004
                                               -------------
             NET ASSETS -- 100.0%              $ 344,068,060
                                               =============

(a) Portfolio securities are categorized based upon their country of incorporation, which can be different from the country categorization of the Fund's underlying index. For a breakdown of the portfolio securities by sector, please see the Fund Performance Overview.

(b) This security is fair valued by the Advisor's Pricing Committee in accordance with procedures adopted by the Trust's Board of Trustees, and in accordance with provisions of the Investment Company Act of 1940, as amended. At September 30, 2016, securities noted as such are valued at $252,881,455 or 73.5% of net assets. Certain of these securities are fair valued using a factor provided by a third-party pricing service due to the change in value between the foreign markets' close and the NYSE close exceeding a certain threshold. On days when this threshold is not exceeded, these securities are typically valued at the last sale price on the exchange on which they are principally traded.

(c) Aggregate cost for federal income tax purposes is $369,142,294. As of September 30, 2016, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $18,429,301 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $44,927,539.

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of September 30, 2016 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

                       TOTAL
                      VALUE AT
                     9/30/2016       LEVEL 1       LEVEL 2        LEVEL 3
                    --------------------------------------------------------
Common Stocks:
Canada              $ 41,256,047  $  41,256,047  $         --  $          --
United States         48,506,554     48,506,554            --             --
Other Country
   Categories*       252,881,455             --   252,881,455             --
                    --------------------------------------------------------
Total Investments   $342,644,056  $  89,762,601  $252,881,455  $          --
                    ========================================================

* See Portfolio of Investments for country breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at September 30, 2016.


Page 44                 See Notes to Financial Statements

FIRST TRUST DOW JONES GLOBAL SELECT DIVIDEND INDEX FUND (FGD)

SEPTEMBER 30, 2016

                                                 % OF TOTAL
CURRENCY EXPOSURE DIVERSIFICATION                INVESTMENTS
------------------------------------------------------------
Euro                                                22.6%
Australian Dollar                                   15.1
United States Dollar                                14.2
Canadian Dollar                                     12.0
British Pound Sterling                              10.7
Hong Kong Dollar                                     6.5
New Zealand Dollar                                   4.4
Swedish Krona                                        4.4
Swiss Franc                                          3.6
Japanese Yen                                         2.6
Singapore Dollar                                     2.0
Norwegian Krone                                      1.0
Danish Krone                                         0.9
                                                   ------
     Total                                         100.0%
                                                   ======


                        See Notes to Financial Statements                Page 45

FIRST TRUST ISE GLOBAL WIND ENERGY INDEX FUND (FAN)

PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2016

SHARES       DESCRIPTION                               VALUE
------------------------------------------------------------
             COMMON STOCKS (a) -- 99.9%
             AUSTRALIA -- 4.1%
      73,264 AGL Energy Ltd. (b)               $   1,072,610
   4,075,027 Infigen Energy (b) (c)                2,515,935
                                               -------------
                                                   3,588,545
                                               -------------
             BERMUDA -- 4.0%
  65,365,111 Concord New Energy Group
                Ltd. (b)                           3,442,042
                                               -------------
             BRAZIL -- 1.6%
     235,419 Centrais Eletricas Brasileiras
                S.A., ADR (c)                      1,384,264
                                               -------------
             CAYMAN ISLANDS -- 0.5%
     424,890 China High Speed Transmission
                Equipment Group Co., Ltd. (b)        432,056
                                               -------------
             CHINA -- 6.8%
   6,309,082 China Longyuan Power Group
                Corp., Ltd., Class H (b)           5,169,595
   2,856,122 China Suntien Green Energy Corp.,
                Ltd., Class H (b)                    397,137
     769,852 Harbin Electric Co., Ltd.,
                Class H (b)                          372,259
                                               -------------
                                                   5,938,991
                                               -------------
             DENMARK -- 13.4%
   3,462,806 Greentech Energy Systems
                A/S (b) (c)                        4,409,823
      88,430 Vestas Wind Systems A/S (b)           7,304,634
                                               -------------
                                                  11,714,457
                                               -------------
             FRANCE -- 5.9%
      37,233 Alstom S.A. (b) (c)                     985,209
   4,578,541 Futuren S.A. (b) (c)                  4,110,014
                                               -------------
                                                   5,095,223
                                               -------------
             GERMANY -- 13.9%
     124,517 E. ON SE (b)                            885,008
     159,899 Nordex SE (b) (c)                     4,872,909
   1,405,692 PNE Wind AG (b)                       3,427,626
      71,206 RWE AG (b) (c)                        1,229,699
      14,405 Siemens AG, ADR                       1,689,995
                                               -------------
                                                  12,105,237
                                               -------------
             GREECE -- 0.3%
      98,192 Terna Energy S.A. (b)                   285,606
                                               -------------
             ITALY -- 1.2%
     229,962 Enel S.p.A (b)                        1,024,882
                                               -------------
             JAPAN -- 1.4%
      85,654 Mitsui & Co., Ltd. (b)                1,187,069
                                               -------------
             PORTUGAL -- 1.2%
     316,525 EDP-Energias de Portugal S.A. (b)     1,062,266
                                               -------------
             SOUTH KOREA -- 0.4%
      52,403 Dongkuk Structures & Construction
                Co., Ltd. (b)                        355,684
                                               -------------


SHARES       DESCRIPTION                               VALUE
------------------------------------------------------------
             SPAIN -- 23.4%
      12,040 Acciona S.A. (b)                  $     910,025
     783,920 EDP Renovaveis S.A. (b)               6,290,171
      51,604 Endesa S.A. (b)                       1,106,381
     248,810 Gamesa Corp. Tecnologica S.A. (b)     5,961,472
     903,218 Iberdrola S.A. (b)                    6,141,376
                                               -------------
                                                  20,409,425
                                               -------------
             SWEDEN -- 5.6%
   1,010,216 Arise AB (b) (c)                      2,225,742
     708,588 Eolus Vind AB, Class B (b)            1,719,425
      51,806 SKF AB, Class B (b)                     894,656
                                               -------------
                                                   4,839,823
                                               -------------
             SWITZERLAND -- 0.7%
      13,543 BKW AG                                  648,921
                                               -------------
             UNITED KINGDOM -- 3.6%
      46,824 BP PLC, ADR                           1,646,332
      29,403 Royal Dutch Shell PLC, Class A,
                ADR                                1,472,208
                                               -------------
                                                   3,118,540
                                               -------------
             UNITED STATES -- 11.9%
      80,822 AES Corp.                             1,038,563
      44,901 Allegheny Technologies, Inc.            811,361
      23,216 Alliant Energy Corp.                    889,405
      18,571 Duke Energy Corp.                     1,486,423
      74,780 Federal-Mogul Holdings Corp. (c)        718,636
      50,222 General Electric Co.                  1,487,576
      12,183 NextEra Energy, Inc.                  1,490,224
      60,752 NRG Energy, Inc.                        681,030
       9,622 Otter Tail Corp.                        332,825
      33,103 Trinity Industries, Inc.                800,430
      10,412 Woodward, Inc.                          650,542
                                               -------------
                                                  10,387,015
                                               -------------

             TOTAL INVESTMENTS -- 99.9%           87,020,046
             (Cost $79,816,240) (d)
             NET OTHER ASSETS AND
                LIABILITIES -- 0.1%                   75,864
                                               -------------
             NET ASSETS -- 100.0%              $  87,095,910
                                               =============

(a) Portfolio securities are categorized based upon their country of incorporation, which can be different from the country categorization of the Fund's underlying index. For a breakdown of the portfolio securities by sector, please see the Fund Performance Overview.

(b) This security is fair valued by the Advisor's Pricing Committee in accordance with procedures adopted by the Trust's Board of Trustees, and in accordance with provisions of the Investment Company Act of 1940, as amended. At September 30, 2016, securities noted as such are valued at $69,791,311 or 80.1% of net assets. Certain of these securities are fair valued using a factor provided by a third-party pricing service due to the change in value between the foreign markets' close and the NYSE close


Page 46                 See Notes to Financial Statements

FIRST TRUST ISE GLOBAL WIND ENERGY INDEX FUND (FAN)

SEPTEMBER 30, 2016

      exceeding certain threshold. On days when this threshold is not exceeded, these securities are typically valued at the last sale price on the exchange on which they are principally traded.

(c)   Non-income producing security.

(d) Aggregate cost for federal income tax purposes is $85,975,008. As of September 30, 2016, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $10,125,334 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $9,080,296.

ADR   - American Depositary Receipt

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of September 30, 2016 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

                       TOTAL
                      VALUE AT
                     9/30/2016       LEVEL 1       LEVEL 2        LEVEL 3
                    --------------------------------------------------------
Common Stocks:
Brazil              $  1,384,264  $   1,384,264  $         --  $          --
Germany               12,105,237      1,689,995    10,415,242             --
Switzerland              648,921        648,921            --             --
United Kingdom         3,118,540      3,118,540            --             --
United States         10,387,015     10,387,015            --             --
Other Country
   Categories*        59,376,069             --    59,376,069             --
                    --------------------------------------------------------
Total Investments   $ 87,020,046  $  17,228,735  $ 69,791,311  $          --
                    ========================================================

* See Portfolio of Investments for country breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. As of September 30, 2016, the Fund transferred common stocks valued at $4,031,881 from Level 1 to Level 2 of the fair value hierarchy. The common stocks that transferred from Level 1 to Level 2 did so as a result of being fair valued using a factor provided by a third-party pricing service due to the change in value between the foreign markets' close and the NYSE close on September 30, 2016, exceeding a certain threshold. Previously, these common stocks were valued based on quoted prices.

                                                 % OF TOTAL
CURRENCY EXPOSURE DIVERSIFICATION                INVESTMENTS
------------------------------------------------------------
Euro                                                44.0%
United States Dollar                                19.0
Danish Krone                                        13.5
Hong Kong Dollar                                    11.3
Swedish Krona                                        5.6
Australian Dollar                                    4.1
Japanese Yen                                         1.4
Swiss Franc                                          0.7
South Korean Won                                     0.4
                                                   ------
     Total                                         100.0%
                                                   ======


                        See Notes to Financial Statements                Page 47

FIRST TRUST ISE GLOBAL ENGINEERING AND CONSTRUCTION INDEX FUND (FLM)

PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2016

SHARES       DESCRIPTION                               VALUE
------------------------------------------------------------
             COMMON STOCKS (a) -- 99.9%
             AUSTRALIA -- 2.7%
       8,084 CIMIC Group Ltd. (b)              $     179,041
      47,749 Downer EDI Ltd. (b)                     198,657
       1,999 Monadelphous Group Ltd. (b)              13,999
                                               -------------
                                                     391,697
                                               -------------
             CANADA -- 3.9%
       2,142 Aecon Group, Inc.                        29,584
       7,979 SNC-Lavalin Group, Inc.                 313,394
       9,429 Stantec, Inc.                           221,576
                                               -------------
                                                     564,554
                                               -------------
             CAYMAN ISLANDS -- 1.9%
     210,059 China State Construction
                International Holdings Ltd. (b)      277,953
                                               -------------
             CHINA -- 5.1%
     341,065 China Communications
                Construction Co., Ltd.,
                Class H (b)                          361,954
     526,195 China Railway Group Ltd.,
                Class H (b)                          384,701
                                               -------------
                                                     746,655
                                               -------------
             FINLAND -- 0.2%
       4,583 YIT OYJ (b)                              36,934
                                               -------------
             FRANCE -- 8.0%
      12,244 Bouygues S.A. (b)                       406,053
       4,365 Eiffage S.A. (b)                        339,226
       5,473 Vinci S.A. (b)                          419,116
                                               -------------
                                                   1,164,395
                                               -------------
             GERMANY -- 1.7%
       1,748 HOCHTIEF AG (b)                         246,688
                                               -------------
             IRELAND -- 2.1%
      11,437 Kingspan Group PLC                      308,091
                                               -------------
             ITALY -- 0.5%
      23,891 Salini Impregilo S.p.A. (b)              68,871
                                               -------------
             JAPAN -- 24.9%
      26,000 Chiyoda Corp. (b)                       214,084
      10,600 COMSYS Holdings Corp. (b)               188,344
      20,300 JGC Corp. (b)                           353,393
      51,000 Kajima Corp. (b)                        356,892
       7,000 Kandenko Co., Ltd. (b)                   64,576
      18,500 Kinden Corp. (b)                        213,278
      42,000 Kumagai Gumi Co., Ltd. (b)              108,443
       5,600 Kyowa Exeo Corp. (b)                     79,844
       9,000 Maeda Corp. (b)                          76,519
       6,000 Maeda Road Construction Co.,
                Ltd. (b)                             107,269
       5,000 Nippo Corp. (b)                          95,079
      30,000 Nishimatsu Construction Co.,
                Ltd. (b)                             139,728
      34,800 Obayashi Corp. (b)                      345,174
      19,000 Okumura Corp. (b)                       108,126
      27,000 Penta-Ocean Construction Co.,
                Ltd. (b)                             154,012
       1,700 Raito Kogyo Co., Ltd. (b)                20,477


SHARES       DESCRIPTION                               VALUE
------------------------------------------------------------
             JAPAN (CONTINUED)
      37,000 Shimizu Corp. (b)                 $     330,688
       2,100 SHO-BOND Holdings Co., Ltd. (b)          97,903
      48,000 Taisei Corp. (b)                        360,109
      40,000 Toda Corp. (b)                          210,907
         400 Toshiba Plant Systems & Services
                Corp. (b)                              6,465
                                               -------------
                                                   3,631,310
                                               -------------
             NETHERLANDS -- 6.0%
      11,658 Arcadis N.V. (b)                        167,559
       8,634 Boskalis Westminster (b)                307,292
       8,286 Chicago Bridge & Iron Co. N.V.          232,257
      35,669 Koninklijke BAM Groep N.V. (b)          165,343
                                               -------------
                                                     872,451
                                               -------------
             NORWAY -- 1.2%
      11,437 Veidekke ASA (b)                        176,143
                                               -------------
             PANAMA -- 0.8%
      22,007 McDermott International, Inc. (c)       110,255
                                               -------------
             PHILIPPINES -- 1.2%
      27,610 Manila Electric Co. (b)                 176,843
                                               -------------
             SOUTH KOREA -- 2.3%
      45,099 Daewoo Engineering &
                Construction Co., Ltd. (b) (c)       262,459
       2,946 GS Engineering & Construction
                Corp. (b) (c)                         79,199
                                               -------------
                                                     341,658
                                               -------------
             SPAIN -- 4.9%
      11,488 ACS Actividades de Construccion
                y Servicios S.A. (b)                 347,272
      24,764 Obrascon Huarte Lain S.A. (b) (d)        99,382
      26,374 Sacyr S.A. (b) (c)                       55,662
       5,282 Tecnicas Reunidas S.A. (b)              206,078
                                               -------------
                                                     708,394
                                               -------------
             SWEDEN -- 6.4%
      11,703 NCC AB, Class B (b)                     306,681
      25,652 Peab AB (b)                             221,268
      17,706 Skanska AB, Class B (b)                 413,660
                                               -------------
                                                     941,609
                                               -------------
             UNITED KINGDOM -- 7.6%
      39,424 Amec Foster Wheeler PLC (b)             292,444
      80,813 Balfour Beatty PLC (b) (c)              292,425
      11,999 Galliford Try PLC (b)                   205,984
       4,398 Keller Group PLC (b)                     49,934
      12,914 WS Atkins PLC (b)                       265,552
                                               -------------
                                                   1,106,339
                                               -------------
             UNITED STATES -- 18.5%
      10,089 AECOM (c)                               299,946
       3,077 Dycom Industries, Inc. (c)              251,637
       5,901 EMCOR Group, Inc.                       351,818
       7,006 Fluor Corp.                             359,548
       4,496 Granite Construction, Inc.              223,631
       6,744 Jacobs Engineering Group, Inc. (c)      348,800
      17,311 KBR, Inc.                               261,915


Page 48                 See Notes to Financial Statements

FIRST TRUST ISE GLOBAL ENGINEERING AND CONSTRUCTION INDEX FUND (FLM)

SEPTEMBER 30, 2016

SHARES       DESCRIPTION                               VALUE
------------------------------------------------------------
             COMMON STOCKS (a) (CONTINUED)
             UNITED STATES (CONTINUED)
       6,721 MasTec, Inc. (c)                  $     199,882
       1,373 Matrix Service Co. (c)                   25,757
      12,346 Quanta Services, Inc. (c)               345,565
       1,755 Tutor Perini Corp. (c)                   37,680
                                               -------------
                                                   2,706,179
                                               -------------
             TOTAL COMMON STOCKS -- 99.9%         14,577,019
             (Cost $14,012,910)                -------------

             MONEY MARKET FUNDS -- 0.1%
      12,252 Goldman Sachs Financial Square
                Treasury Obligations Fund --
                Institutional Class --
                0.20% (e) (f)                         12,252
             (Cost $12,252)                    -------------


 PRINCIPAL
   VALUE     DESCRIPTION                               VALUE
------------------------------------------------------------
             REPURCHASE AGREEMENTS -- 0.3%
$     10,072 JPMorgan Chase & Co., 0.35% (e),
                dated 09/30/16, due 10/03/16,
                with a maturity value of
                $10,072. Collateralized by U.S.
                Treasury Notes, interest rate
                of 1.625%, due 07/31/20 to
                11/30/20. The value of the
                collateral including accrued
                interest is $10,306. (f)              10,072

      34,394 RBC Capital Markets LLC,
                0.40% (e), dated 09/30/16, due
                10/03/16, with a maturity value
                of $34,395. Collateralized by
                U.S. Treasury Bond, interest
                rate of 8.000%, due 11/15/21
                and U.S. Treasury Note,
                interest rate of 1.500%, due
                05/31/20. The value of the
                collateral including accrued
                interest is $35,562. (f)              34,394
                                               -------------
             TOTAL REPURCHASE
                AGREEMENTS -- 0.3%                    44,466
             (Cost $44,466)                    -------------

             TOTAL INVESTMENTS -- 100.3%          14,633,737
             (Cost $14,069,628) (g)
             NET OTHER ASSETS AND
                LIABILITIES -- (0.3)%                (45,961)
                                               -------------
             NET ASSETS -- 100.0%              $  14,587,776
                                               =============

(a) Portfolio securities are categorized based upon their country of incorporation, which can be different from the country categorization of the Fund's underlying index. For a breakdown of the portfolio securities by sector, please see the Fund Performance Overview.

(b) This security is fair valued by the Advisor's Pricing Committee in accordance with procedures adopted by the Trust's Board of Trustees, and in accordance with provisions of the Investment Company Act of 1940, as amended. At September 30, 2016, securities noted as such are valued at $10,655,683 or 73.0% of net assets. Certain of these securities are fair valued using a factor provided by a third-party pricing service due to the change in value between the foreign markets' close and the NYSE close exceeding certain threshold. On days when this threshold is not exceeded, these securities are typically valued at the last sale price on the exchange on which they are principally traded.

(c)   Non-income producing security.

(d) All or a portion of this security is on loan (see Note 2E - Securities Lending in the Notes to Financial Statements). The aggregate value of such securities is $55,381 and the total value of the collateral held by the Fund is $56,718.

(e)   Interest rate shown reflects yield as of September 30, 2016.

(f)   This security serves as collateral for securities on loan.

(g) Aggregate cost for federal income tax purposes is $14,199,531. As of September 30, 2016, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $1,843,108 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $1,408,902.


                        See Notes to Financial Statements                Page 49

FIRST TRUST ISE GLOBAL ENGINEERING AND CONSTRUCTION INDEX FUND (FLM)

SEPTEMBER 30, 2016

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of September 30, 2016 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

                       TOTAL
                      VALUE AT
                     9/30/2016       LEVEL 1       LEVEL 2        LEVEL 3
                    --------------------------------------------------------
Common Stocks:
Canada              $    564,554  $     564,554  $         --  $          --
Ireland                  308,091        308,091            --             --
Netherlands              872,451        232,257       640,194             --
Panama                   110,255        110,255            --             --
United States          2,706,179      2,706,179            --             --
Other Country
   Categories*        10,015,489             --    10,015,489             --
                    --------------------------------------------------------
Total Common
   Stocks             14,577,019      3,921,336    10,655,683             --
Money Market
   Funds                  12,252         12,252            --             --
Repurchase
   Agreements             44,466             --        44,466             --
                    --------------------------------------------------------
Total Investments   $ 14,633,737  $   3,933,588  $ 10,700,149  $          --
                    ========================================================

* See Portfolio of Investments for country breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. As of September 30, 2016, the Fund transferred common stocks valued at $308,091 from Level 2 to Level 1 of the fair value hierarchy. The common stocks that transferred from Level 2 to Level 1 did so as a result of being valued based on quoted prices. Previously, these common stocks were fair valued using a factor provided by a third-party pricing service due to the change in value between the foreign markets' close and the NYSE close on September 30, 2015, exceeding a certain threshold.

------------------------------------------------------------
OFFSETTING ASSETS AND LIABILITIES
------------------------------------------------------------
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2C - Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).

The Fund's loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

SECURITIES LENDING AGENCY AGREEMENT
------------------------------------------------------------
Total gross amount presented on the Statements
   of Assets and Liabilities(1)                $      55,381
Non-cash Collateral(2)                               (55,381)
                                               -------------
Net Amount                                     $          --
                                               =============

(1) The amount presented on the Statements of Assets and Liabilities, which is included in "Investments, at value", is not offset and is shown on a gross basis.

(2) At September 30, 2016, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.

The Fund's investments in repurchase agreements were all subject to an enforceable Master Repurchase Agreement. Repurchase Agreements on a gross basis were as follows:

REPURCHASE AGREEMENTS
------------------------------------------------------------
Total gross amount presented on the Statements
   of Assets and Liabilities(3)                $      44,466
Non-cash Collateral(4)                               (44,466)
                                               -------------
Net Amount                                     $          --
                                               =============

(3) The amount is included in "Investments, at value" on the Statements of Assets and Liabilities.

(4) At September 30, 2016, the value of the collateral received from each seller exceeded the value of the repurchase agreements.


                                                 % OF TOTAL
CURRENCY EXPOSURE DIVERSIFICATION                INVESTMENTS
------------------------------------------------------------
Japanese Yen                                        24.8%
Euro                                                21.7
United States Dollar                                21.2
British Pound Sterling                               7.6
Hong Kong Dollar                                     7.0
Swedish Krona                                        6.4
Canadian Dollar                                      3.9
Australian Dollar                                    2.7
South Korean Won                                     2.3
Philippine Peso                                      1.2
Norwegian Krone                                      1.2
                                                   ------
     Total                                         100.0%
                                                   ======


Page 50                 See Notes to Financial Statements

FIRST TRUST NASDAQ(R) CLEAN EDGE(R) SMART GRID INFRASTRUCTURE INDEX FUND (GRID)

PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2016

SHARES       DESCRIPTION                               VALUE
------------------------------------------------------------
             COMMON STOCKS (a) -- 99.6%
             CAYMAN ISLANDS -- 3.2%
     791,750 Wasion Group Holdings Ltd. (b)    $     434,596
                                               -------------
             FRANCE -- 8.1%
      15,948 Schneider Electric SE (b)             1,109,410
                                               -------------
             GERMANY -- 5.6%
       2,275 Siemens AG (b)                          266,769
      15,504 SMA Solar Technology AG (b) (c)         495,568
                                               -------------
                                                     762,337
                                               -------------
             IRELAND -- 1.9%
       4,077 Eaton Corp. PLC                         267,900
                                               -------------
             ITALY -- 8.4%
      44,045 Prysmian S.p.A.(b)                    1,153,346
                                               -------------
             JAPAN -- 11.1%
      76,000 NEC Corp. (b)                           196,022
       8,400 NGK Insulators Ltd. (b)                 174,557
      59,000 Osaki Electric Co., Ltd. (b)            594,741
      26,400 Panasonic Corp. (b)                     264,041
      86,000 Toshiba Corp. (b) (d)                   286,672
                                               -------------
                                                   1,516,033
                                               -------------
             SPAIN -- 7.9%
      50,468 Red Electrica Corp. S.A. (b)          1,088,930
                                               -------------
             SWITZERLAND -- 8.2%
      50,032 ABB Ltd. (b)                          1,127,620
                                               -------------
             UNITED KINGDOM -- 2.0%
      19,793 National Grid PLC (b)                   279,532
                                               -------------
             UNITED STATES -- 43.2%
      12,345 Advanced Energy Industries,
                Inc. (d)                             584,166
      18,040 American Superconductor Corp. (d)       126,460
         566 AZZ, Inc.                                36,943
       8,222 Badger Meter, Inc.                      275,519
      22,218 Control4 Corp. (d)                      272,837
         566 Digi International, Inc. (d)              6,452
      46,184 EnerNOC, Inc. (d)                       249,856
         972 EnerSys                                  67,253
         621 ESCO Technologies, Inc.                  28,827
      33,636 General Cable Corp.                     503,867
       8,684 General Electric Co.                    257,220
       2,324 Honeywell International, Inc.           270,955
       1,191 Hubbell, Inc.                           128,318
      11,391 Itron, Inc. (d)                         635,162
       1,653 MasTec, Inc. (d)                         49,160
      18,709 MYR Group, Inc. (d)                     563,141
      42,173 Quanta Services, Inc. (d)             1,180,422
      39,748 Silver Spring Networks, Inc. (d)        563,627
         566 Valmont Industries, Inc.                 76,167
         762 WESCO International, Inc. (d)            46,855
                                               -------------
                                                   5,923,207
                                               -------------
             TOTAL COMMON STOCKS -- 99.6%         13,662,911
             (Cost $11,893,318)                -------------


SHARES       DESCRIPTION                               VALUE
------------------------------------------------------------
             MONEY MARKET FUNDS -- 0.6%
      84,539 Goldman Sachs Financial Square
                Treasury Obligations Fund --
                Institutional Class --
                0.20% (e) (f)                  $      84,539
             (Cost $84,539)                    -------------


 PRINCIPAL
   VALUE     DESCRIPTION                               VALUE
------------------------------------------------------------
             REPURCHASE AGREEMENTS -- 2.3%
$     69,498 JPMorgan Chase & Co., 0.35% (e),
                dated 09/30/16, due 10/03/16,
                with a maturity value of
                $69,500. Collateralized by U.S.
                Treasury Notes, interest rate
                of 1.625%, due 07/31/20 to
                11/30/20. The value of the
                collateral including accrued
                interest is $71,110. (f)              69,498
     237,325 RBC Capital Markets LLC,
                0.40% (e), dated 09/30/16, due
                10/03/16, with a maturity value
                of $237,333. Collateralized by
                U.S. Treasury Bond, interest
                rate of 8.000%, due 11/15/21
                and U.S. Treasury Note,
                interest rate of 1.500%, due
                05/31/20. The value of the
                collateral including accrued
                interest is $245,385. (f)            237,325
                                               -------------
             TOTAL REPURCHASE
                AGREEMENTS -- 2.3%                   306,823
             (Cost $306,823)                   -------------

             TOTAL INVESTMENTS -- 102.5%          14,054,273
             (Cost $12,284,680) (g)
             NET OTHER ASSETS AND
                LIABILITIES -- (2.5)%               (339,016)
                                               -------------
             NET ASSETS -- 100.0%              $  13,715,257
                                               =============

(a) Portfolio securities are categorized based upon their country of incorporation, which can be different from the country categorization of the Fund's underlying index. For a breakdown of the portfolio securities by sector, please see the Fund Performance Overview.

(b) This security is fair valued by the Advisor's Pricing Committee in accordance with procedures adopted by the Trust's Board of Trustees, and in accordance with provisions of the Investment Company Act of 1940, as amended. At September 30, 2016, securities noted as such are valued at $7,471,804 or 54.5% of net assets. Certain of these securities are fair valued using a factor provided by a third-party pricing service due to the change in value between the foreign markets' close and the NYSE close exceeding a certain threshold. On days when this threshold is not


                        See Notes to Financial Statements                Page 51

FIRST TRUST NASDAQ(R) CLEAN EDGE(R) SMART GRID INFRASTRUCTURE INDEX FUND (GRID)

SEPTEMBER 30, 2016

      exceeded, these securities are typically valued at the last sale price on the exchange on which they are principally traded.

(c) All or a portion of this security is on loan (see Note 2E - Securities Lending in the Notes to Financial Statements). The aggregate value of such securities is $370,781 and the total value of the collateral held by the Fund is $391,362.

(d)   Non-income producing security.

(e)   Interest rate shown reflects yield as of September 30, 2016.

(f)   This security serves as collateral for securities on loan.

(g) Aggregate cost for federal income tax purposes is $12,487,262. As of September 30, 2016, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $2,075,159 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $508,148.

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of September 30, 2016 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

                       TOTAL
                      VALUE AT
                     9/30/2016       LEVEL 1       LEVEL 2        LEVEL 3
                    --------------------------------------------------------
Common Stocks:
Ireland             $    267,900  $     267,900  $         --  $          --
United States          5,923,207      5,923,207            --             --
Other Country
   Categories*         7,471,804             --     7,471,804             --
                    --------------------------------------------------------
Total Common
   Stocks             13,662,911      6,191,107     7,471,804             --
Money Market
   Funds                  84,539         84,539            --             --
Repurchase
   Agreements            306,823             --       306,823             --
                    --------------------------------------------------------
Total Investments   $ 14,054,273  $   6,275,646  $  7,778,627  $          --
                    ========================================================

* See Portfolio of Investments for country breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at September 30, 2016.

------------------------------------------------------------
OFFSETTING ASSETS AND LIABILITIES
------------------------------------------------------------

Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2C - Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).

The Fund's loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

SECURITIES LENDING AGENCY AGREEMENT
------------------------------------------------------------
Total gross amount presented on the Statements
   of Assets and Liabilities(1)                $     370,781
Non-cash Collateral(2)                              (370,781)
                                               -------------
Net Amount                                     $          --
                                               =============

(1) The amount presented on the Statements of Assets and Liabilities, which is included in "Investments, at value", is not offset and is shown on a gross basis.

(2) At September 30, 2016, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.

The Fund's investments in repurchase agreements were all subject to an enforceable Master Repurchase Agreement. Repurchase Agreements on a gross basis were as follows:

REPURCHASE AGREEMENTS
------------------------------------------------------------
Total gross amount presented on the Statements
   of Assets and Liabilities(3)                $     306,823
Non-cash Collateral(4)                              (306,823)
                                               -------------
Net Amount                                     $          --
                                               =============

(3) The amount is included in "Investments, at value" on the Statements of Assets and Liabilities.

(4) At September 30, 2016, the value of the collateral received from each seller exceeded the value of the repurchase agreements.


                                                 % OF TOTAL
CURRENCY EXPOSURE DIVERSIFICATION                INVESTMENTS
------------------------------------------------------------
United States Dollar                                46.8%
Euro                                                29.3
Japanese Yen                                        10.8
Swiss Franc                                          8.0
Hong Kong Dollar                                     3.1
British Pound Sterling                               2.0
                                                   ------
     Total                                         100.0%
                                                   ======


Page 52                 See Notes to Financial Statements

FIRST TRUST INDXX GLOBAL NATURAL RESOURCES INCOME ETF (FTRI)

PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2016

SHARES       DESCRIPTION                               VALUE
------------------------------------------------------------
             COMMON STOCKS (a) -- 99.5%
             AUSTRALIA -- 1.6%
      55,717 Alumina Ltd. (b)                  $      62,729
       9,792 Iluka Resources Ltd. (b)                 47,431
       7,044 OZ Minerals Ltd. (b)                     32,939
       2,438 Washington H. Soul Pattinson &
                Co. Ltd. (b)                          30,108
                                               -------------
                                                     173,207
                                               -------------
             AUSTRIA -- 0.9%
       2,671 voestalpine AG (b)                       92,340
                                               -------------
             BERMUDA -- 0.5%
      72,286 Kunlun Energy Co. Ltd. (b)               55,879
                                               -------------
             BRAZIL -- 0.3%
       5,342 Fibria Celulose S.A., ADR                37,768
                                               -------------
             CANADA -- 6.8%
       3,254 Agrium, Inc.                            294,781
       3,732 Peyto Exploration & Development
                Corp.                                104,739
      19,737 Potash Corp. of Saskatchewan, Inc.      321,190
                                               -------------
                                                     720,710
                                               -------------
             CHILE -- 0.4%
      59,750 Aguas Andinas S.A., Class A              38,382
                                               -------------
             CHINA -- 0.4%
     134,476 Zijin Mining Group Co., Ltd.,
                Class H (b)                           43,091
                                               -------------
             FINLAND -- 3.7%
       4,472 Metsa Board OYJ (b)                      26,483
      12,725 Stora Enso OYJ, Class R (b)             113,040
      12,245 UPM-Kymmene OYJ (b)                     258,549
                                               -------------
                                                     398,072
                                               -------------
             FRANCE -- 13.4%
       7,240 Suez (b)                                119,643
      21,522 TOTAL S.A., ADR                       1,026,599
      12,313 Veolia Environnement S.A. (b)           283,713
                                               -------------
                                                   1,429,955
                                               -------------
             GERMANY -- 0.8%
       4,378 K+S AG (b)                               83,133
                                               -------------
             HONG KONG -- 4.5%
       3,796 CNOOC Ltd., ADR                         480,156
                                               -------------
             INDIA -- 1.8%
      30,285 Coal India Ltd. (b)                     146,745
      18,703 NMDC Ltd. (b)                            29,757
       3,307 Oil India Ltd. (b)                       19,915
                                               -------------
                                                     196,417
                                               -------------
             INDONESIA -- 0.3%
     324,175 Adaro Energy Tbk PT (b)                  30,082
                                               -------------
             LUXEMBOURG -- 0.2%
       1,153 Ternium S.A., ADR                        22,633
                                               -------------


SHARES       DESCRIPTION                               VALUE
------------------------------------------------------------
             NORWAY -- 3.2%
       1,959 Austevoll Seafood ASA (b)         $      16,512
       8,530 Marine Harvest ASA, ADR                 152,858
       1,154 Salmar ASA (b)                           35,280
       4,092 Yara International ASA (b)              136,358
                                               -------------
                                                     341,008
                                               -------------
             RUSSIA -- 12.2%
     220,088 Gazprom PJSC (b)                        471,442
       9,897 LUKOIL PJSC (b)                         481,554
      12,039 Novolipetsk Steel PJSC, GDR (b)         156,486
         629 PhosAgro PJSC (b)                        24,855
      32,043 Tatneft PJSC (b)                        162,944
                                               -------------
                                                   1,297,281
                                               -------------
             SOUTH KOREA -- 3.0%
       6,276 POSCO, ADR                              320,578
                                               -------------
             SPAIN -- 0.4%
       3,579 Acerinox S.A. (b)                        47,343
                                               -------------
             SWEDEN -- 0.4%
       1,140 Holmen AB, Class B (b)                   40,609
                                               -------------
             TAIWAN -- 1.9%
     254,664 China Steel Corp. (b)                   180,020
      16,429 Taiwan Fertilizer Co., Ltd. (b)          22,059
                                               -------------
                                                     202,079
                                               -------------
             UNITED KINGDOM -- 14.6%
       9,698 Pennon Group PLC (b)                    112,127
      21,237 Royal Dutch Shell PLC, Class A,
                ADR                                1,063,337
       5,510 Severn Trent PLC (b)                    178,787
      15,948 United Utilities Group PLC (b)          207,143
                                               -------------
                                                   1,561,394
                                               -------------
             UNITED STATES -- 28.2%
       5,475 CF Industries Holdings, Inc.            133,316
      10,449 Chevron Corp.                         1,075,411
       1,474 Domtar Corp.                             54,730
      12,183 Exxon Mobil Corp.                     1,063,332
       9,638 International Paper Co.                 462,431
       8,239 Mosaic (The) Co.                        201,526
         109 Terra Nitrogen Co., L.P. (c)             12,244
                                               -------------
                                                   3,002,990
                                               -------------

             TOTAL INVESTMENTS -- 99.5%           10,615,107
             (Cost $10,420,852) (d)
             NET OTHER ASSETS AND
                LIABILITIES -- 0.5%                   48,239
                                               -------------
             NET ASSETS -- 100.0%              $  10,663,346
                                               =============

(a) Portfolio securities are categorized based upon their country of incorporation, which can be different from the country categorization of the Fund's underlying index. For a breakdown of the portfolio securities by sector, please see the Fund Performance Overview.


                        See Notes to Financial Statements                Page 53

FIRST TRUST INDXX GLOBAL NATURAL RESOURCES INCOME ETF (FTRI)

SEPTEMBER 30, 2016


(b) This security is fair valued by the Advisor's Pricing Committee in accordance with procedures adopted by the Trust's Board of Trustees, and in accordance with provisions of the Investment Company Act of 1940, as amended. At September 30, 2016, securities noted as such are valued at $3,749,096 or 35.2% of net assets. Certain of these securities are fair valued using a factor provided by a third-party pricing service due to the change in value between the foreign markets' close and the NYSE close exceeding a certain threshold. On days when this threshold is not exceeded, these securities are typically valued at the last sale price on the exchange on which they are principally traded.

(c)   Security is a Master Limited Partnership ("MLP").

(d) Aggregate cost for federal income tax purposes is $10,420,852. As of September 30, 2016, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $453,059 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $258,804.

ADR   - American Depositary Receipt

GDR   - Global Depositary Receipt

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of September 30, 2016 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

                       TOTAL
                      VALUE AT
                     9/30/2016       LEVEL 1       LEVEL 2        LEVEL 3
                    --------------------------------------------------------
Common Stocks:
Brazil              $     37,768  $      37,768  $         --  $          --
Canada                   720,710        720,710            --             --
Chile                     38,382         38,382            --             --
France                 1,429,955      1,026,599       403,356             --
Hong Kong                480,156        480,156            --             --
Luxembourg                22,633         22,633            --             --
Norway                   341,008        152,858       188,150             --
South Korea              320,578        320,578            --             --
United
   Kingdom             1,561,394      1,063,337       498,057             --
United States          3,002,990      3,002,990            --             --
Other Country
   Categories*         2,659,533             --     2,659,533             --
                    --------------------------------------------------------
Total Investments   $ 10,615,107  $   6,866,011  $  3,749,096  $          --
                    ========================================================

* See Portfolio of Investments for country breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at September 30, 2016.


                                                 % OF TOTAL
CURRENCY EXPOSURE DIVERSIFICATION                INVESTMENTS
------------------------------------------------------------
United States Dollar                                59.0%
Russian Ruble                                       10.7
Euro                                                 9.6
Canadian Dollar                                      6.8
British Pound Sterling                               4.7
New Taiwan Dollar                                    1.9
Indian Rupee                                         1.9
Norwegian Krone                                      1.8
Australian Dollar                                    1.6
Hong Kong Dollar                                     0.9
Swedish Krona                                        0.4
Chilean Peso                                         0.4
Indonesian Rupiah                                    0.3
                                                   ------
     Total                                         100.0%
                                                   ======


Page 54                 See Notes to Financial Statements

FIRST TRUST INDXX GLOBAL AGRICULTURE ETF (FTAG)

PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2016

SHARES       DESCRIPTION                               VALUE
------------------------------------------------------------
             COMMON STOCKS (a) -- 99.6%
             AUSTRALIA -- 1.4%
       1,846 GrainCorp Ltd., Class A (b)       $      11,137
      13,609 Incitec Pivot Ltd. (b)                   29,578
       2,145 Nufarm Ltd. (b)                          15,495
                                               -------------
                                                      56,210
                                               -------------
             BELGIUM -- 0.3%
         347 Tessenderlo Chemie N.V. (b) (c)          11,619
                                               -------------
             BERMUDA -- 1.6%
       1,125 Bunge Ltd.                               66,634
                                               -------------
             CANADA -- 5.2%
       1,115 Agrium, Inc.                            101,008
       6,771 Potash Corp. of Saskatchewan, Inc.      110,188
                                               -------------
                                                     211,196
                                               -------------
             CHILE -- 0.6%
         971 Sociedad Quimica y Minera de
                Chile S.A., Class B (Preference
                Shares)                               26,282
                                               -------------
             GERMANY -- 23.8%
       4,989 BASF SE (b)                             427,187
       3,823 Bayer AG (b)                            383,947
         271 BayWa AG (b)                              8,815
       3,759 Evonik Industries AG (b)                127,259
       1,544 K+S AG (b)                               29,319
                                               -------------
                                                     976,527
                                               -------------
             INDIA -- 4.2%
       5,010 Mahindra & Mahindra Ltd. (b)            105,962
       1,105 PI Industries Ltd. (b)                   13,825
       2,052 Tata Chemicals Ltd. (b)                  16,200
       3,454 UPL Ltd. (b)                             35,056
                                               -------------
                                                     171,043
                                               -------------
             JAPAN -- 7.2%
      10,000 Kubota Corp. (b)                        151,355
       8,000 Mitsui Chemicals, Inc. (b)               38,054
       1,200 Nissan Chemical Industries Ltd.
                (b)                                   36,481
         400 Sakata Seed Corp. (b)                    10,144
      13,000 Sumitomo Chemical Co., Ltd. (b)          57,765
                                               -------------
                                                     293,799
                                               -------------
             LUXEMBOURG -- 0.3%
         980 Adecoagro S.A. (c)                       11,182
                                               -------------
             MALAYSIA -- 3.4%
      20,100 Hap Seng Consolidated Bhd                37,425
      64,500 Petronas Chemicals Group Bhd            103,718
                                               -------------
                                                     141,143
                                               -------------
             NETHERLANDS -- 2.5%
      10,982 CNH Industrial N.V.                      79,290
       1,700 OCI N.V. (b) (c)                         25,055
                                               -------------
                                                     104,345
                                               -------------
             NORWAY -- 1.8%
       2,204 Yara International ASA (b)               73,444
                                               -------------


SHARES       DESCRIPTION                               VALUE
------------------------------------------------------------
             RUSSIA -- 2.6%
       3,134 PhosAgro PJSC, GDR                $      40,429
      23,683 Uralkali PJSC (b) (c)                    66,980
                                               -------------
                                                     107,409
                                               -------------
             SINGAPORE -- 3.0%
      51,700 Wilmar International Ltd. (b)           122,745
                                               -------------
             SWITZERLAND -- 5.1%
          83 Bucher Industries AG (b)                 20,784
         427 Syngenta AG (b)                         187,001
                                               -------------
                                                     207,785
                                               -------------
             TAIWAN -- 0.3%
       7,905 Taiwan Fertilizer Co., Ltd. (b)          10,614
                                               -------------
             TURKEY -- 0.3%
         430 Turk Traktor ve Ziraat Makineleri
                AS (b)                                11,661
                                               -------------
             UNITED STATES -- 36.0%
         654 AGCO Corp.                               32,255
       1,881 CF Industries Holdings, Inc.             45,802
       2,254 Deere & Co.                             192,379
       7,731 Dow Chemical (The) Co.                  400,698
       6,003 E.I. du Pont de Nemours and Co.         402,021
       1,079 FMC Corp.                                52,159
       1,777 Monsanto Co.                            181,609
       2,825 Mosaic (The) Co.                         69,100
         489 Scotts Miracle-Gro (The) Co.,
                Class A                               40,719
         149 Terra Nitrogen Co., L.P. (d)             16,737
         880 Toro (The) Co.                           41,219
                                               -------------
                                                   1,474,698
                                               -------------

             TOTAL INVESTMENTS -- 99.6%            4,078,336
             (Cost $4,024,216) (e)
             NET OTHER ASSETS AND
                LIABILITIES -- 0.4%                   14,711
                                               -------------
             NET ASSETS -- 100.0%              $   4,093,047
                                               =============

(a) Portfolio securities are categorized based upon their country of incorporation, which can be different from the country categorization of the Fund's underlying index. For a breakdown of the portfolio securities by sector, please see the Fund Performance Overview.

(b) This security is fair valued by the Advisor's Pricing Committee in accordance with procedures adopted by the Trust's Board of Trustees, and in accordance with provisions of the Investment Company Act of 1940, as amended. At September 30, 2016, securities noted as such are valued at $2,027,482 or 49.5% of net assets. Certain of these securities are fair valued using a factor provided by a third-party pricing service due to the change in value between the foreign markets' close and the NYSE close exceeding certain threshold. On days when this threshold is not exceeded, these securities are typically valued at the last sale price on the exchange on which they are principally traded.

(c)   Non-income producing security.


                        See Notes to Financial Statements                Page 55

FIRST TRUST INDXX GLOBAL AGRICULTURE ETF (FTAG)

SEPTEMBER 30, 2016

(d)   Security is a Master Limited Partnership ("MLP").

(e) Aggregate cost for federal income tax purposes is $4,025,747. As of September 30, 2016, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $263,859 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $211,270.

GDR   - Global Depositary Receipt

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of September 30, 2016 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

                       TOTAL
                      VALUE AT
                     9/30/2016       LEVEL 1       LEVEL 2        LEVEL 3
                    --------------------------------------------------------
Common Stocks:
Bermuda             $     66,634  $      66,634  $         --  $          --
Canada                   211,196        211,196            --             --
Chile                     26,282         26,282            --             --
Luxembourg                11,182         11,182            --             --
Malaysia                 141,143        141,143            --             --
Netherlands              104,345         79,290        25,055             --
Russia                   107,409         40,429        66,980             --
United States          1,474,698      1,474,698            --             --
Other Country
   Categories*         1,935,447             --     1,935,447             --
                    --------------------------------------------------------
Total Investments   $  4,078,336  $   2,050,854  $  2,027,482  $          --
                    ========================================================

* See Portfolio of Investments for country breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at September 30, 2016.


                                                 % OF TOTAL
CURRENCY EXPOSURE DIVERSIFICATION                INVESTMENTS
------------------------------------------------------------
United States Dollar                                41.0%
Euro                                                24.8
Japanese Yen                                         7.2
Canadian Dollar                                      5.2
Swiss Franc                                          5.1
Indian Rupee                                         4.2
Malaysian Ringgit                                    3.5
Singapore Dollar                                     3.0
Norwegian Krone                                      1.8
Russian Ruble                                        1.6
Australian Dollar                                    1.4
Chilean Peso                                         0.6
Turkish Lira                                         0.3
New Taiwan Dollar                                    0.3
                                                   ------
     Total                                         100.0%
                                                   ======


Page 56                 See Notes to Financial Statements

FIRST TRUST BICK INDEX FUND (BICK)

PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2016

SHARES       DESCRIPTION                               VALUE
------------------------------------------------------------
             COMMON STOCKS (a) -- 99.9%
             BRAZIL -- 25.0%
      13,419 Ambev S.A., ADR                   $      81,722
       9,229 Banco Bradesco S.A., ADR                 83,707
      11,476 Banco do Brasil S.A.                     81,020
       8,668 BB Seguridade Participacoes S.A.         79,959
      15,483 BM&FBovespa S.A. -- Bolsa de
                Valores Mercadorias e Futuros         80,458
       4,785 BRF S.A.                                 81,777
      15,039 CCR S.A.                                 79,076
      11,372 Centrais Eletricas Brasileiras
                S.A. (b)                              67,208
       9,011 Cia de Saneamento Basico do
                Estado de Sao Paulo, ADR              83,442
      30,303 Cia Siderurgica Nacional S.A. (b)        84,699
       8,128 Cielo S.A.                               81,676
       4,200 Embraer S.A., ADR                        72,492
      28,276 Gerdau S.A. (Preference Shares)          77,729
       9,690 Hypermarcas S.A.                         83,815
       7,519 Itau Unibanco Holding S.A., ADR          82,258
      31,581 Itausa-Investimentos Itau S.A.
                (Preference Shares)                   81,377
      22,461 JBS S.A.                                 81,635
      17,475 Kroton Educacional S.A.                  80,063
      10,485 Lojas Renner S.A.                        79,214
       8,452 Petroleo Brasileiro S.A., ADR (b)        78,857
       4,211 Raia Drogasil S.A.                       86,573
       5,637 Telefonica Brasil S.A., ADR              81,567
       3,679 Ultrapar Participacoes S.A.              81,439
      68,084 Usinas Siderurgicas de Minas
                Gerais S.A., Class A
                (Preference Share) (b)                73,901
      15,488 Vale S.A., ADR                           85,184
                                               -------------
                                                   2,010,848
                                               -------------
             CAYMAN ISLANDS -- 7.4%
         807 Alibaba Group Holding Ltd.,
                ADR (b)                               85,373
         441 Baidu, Inc., ADR (b)                     80,293
       1,821 Ctrip.com International Ltd.,
                ADR (b)                               84,804
       3,048 JD.com, Inc., ADR (b)                    79,522
         377 NetEase, Inc., ADR                       90,774
       2,963 Tencent Holdings Ltd. (c)                82,377
       5,985 Vipshop Holdings Ltd., ADR (b)           87,800
                                               -------------
                                                     590,943
                                               -------------
             CHINA -- 16.6%
     180,860 Agricultural Bank of China Ltd.,
                Class H (c)                           78,012
     167,831 Bank of China Ltd., Class H (c)          77,505
     100,000 Bank of Communications Co., Ltd.,
                Class H (c)                           76,915
      11,000 BYD Co., Ltd., Class H (b) (c)           73,170
     102,030 China Construction Bank Corp.,
                Class H (c)                           76,628
      29,498 China Life Insurance Co., Ltd.,
                Class H (c)                           77,290


SHARES       DESCRIPTION                               VALUE
------------------------------------------------------------
             CHINA (CONTINUED)
      31,413 China Merchants Bank Co., Ltd.,
                Class H (c)                    $      79,884
      71,500 China Minsheng Banking Corp.,
                Ltd., Class H (c)                     83,063
      20,551 China Pacific Insurance (Group)
                Co., Ltd., Class H (c)                76,857
     111,443 China Petroleum & Chemical
                Corp., Class H (c)                    82,274
      42,063 China Shenhua Energy Co., Ltd.,
                Class H (c)                           83,137
     156,000 China Telecom Corp., Ltd.,
                Class H (c)                           79,586
      30,900 China Vanke Co., Ltd., Class H (c)       80,784
     122,823 Industrial and Commercial Bank
                of China Ltd., Class H (c)            77,952
     119,771 PetroChina Co., Ltd., Class H (c)        79,391
      44,000 PICC Property and Casualty Co.,
                Ltd., Class H (c)                     73,769
      14,271 Ping An Insurance (Group) Co. of
                China Ltd., Class H (c)               74,811
                                               -------------
                                                   1,331,028
                                               -------------
             HONG KONG -- 1.0%
      64,039 CNOOC Ltd. (c)                           80,786
                                               -------------
             INDIA -- 19.1%
       3,131 Axis Bank Ltd., GDR                     125,866
       3,066 Dr. Reddy's Laboratories Ltd.,
                ADR                                  142,324
       1,982 HDFC Bank Ltd., ADR                     142,486
      17,677 ICICI Bank Ltd., ADR                    132,047
       8,932 Infosys Ltd., ADR                       140,947
       6,337 Larsen & Toubro Ltd., GDR (c)           135,685
       4,601 Reliance Industries Ltd., GDR (d)       150,913
       3,657 State Bank of India, GDR (c)            136,148
       3,404 Tata Motors Ltd., ADR                   136,092
      14,368 Vedanta Ltd., ADR                       148,996
      14,617 Wipro Ltd., ADR                         141,931
                                               -------------
                                                   1,533,435
                                               -------------
             JERSEY -- 1.8%
       4,734 WNS (Holdings) Ltd., ADR (b)            141,783
                                               -------------
             MAURITIUS -- 2.2%
       7,384 MakeMyTrip Ltd. (b)                     174,262
                                               -------------
             SOUTH KOREA -- 24.8%
         226 Amorepacific Corp. (c)                   80,145
         810 Celltrion, Inc. (c) (e)                  78,629
         162 Hanmi Pharm Co., Ltd. (c)                75,273
         622 Hyundai Heavy Industries Co.,
                Ltd. (b) (c)                          78,641
         316 Hyundai Mobis Co., Ltd. (c)              79,302
         633 Hyundai Motor Co. (c)                    78,227
       2,221 KB Financial Group, Inc. (c)             76,391
       1,982 Kia Motors Corp. (c)                     76,152
       1,069 Korea Aerospace Industries Ltd.
                (c)                                   74,499
         751 KT&G Corp. (c)                           85,523
         355 LG Chem Ltd. (c)                         78,516


                        See Notes to Financial Statements                Page 57

FIRST TRUST BICK INDEX FUND (BICK)

SEPTEMBER 30, 2016

SHARES       DESCRIPTION                               VALUE
------------------------------------------------------------
             COMMON STOCKS (a) (CONTINUED)
             SOUTH KOREA (CONTINUED)
       3,008 LG Display Co., Ltd. (c)          $      76,900
       1,714 LG Electronics, Inc. (c)                 74,855
          90 LG Household & Health Care
                Ltd. (c)                              78,322
         325 Lotte Chemical Corp. (c)                 88,593
         104 NAVER Corp. (c)                          83,727
         381 POSCO (c)                                78,969
         605 Samsung C&T Corp. (c)                    82,232
         114 Samsung Electronics Co., Ltd.,
                GDR (c)                               82,343
          56 Samsung Electronics Co., Ltd. (c)        81,579
         861 Samsung SDI Co., Ltd. (c)                75,627
         593 Samsung SDS Co., Ltd. (c)                83,428
       2,138 Shinhan Financial Group Co.,
                Ltd. (c)                              78,304
       2,267 SK Hynix, Inc. (c)                       83,221
         581 SK Innovation Co., Ltd. (c)              86,085
                                               -------------
                                                   1,995,483
                                               -------------
             UNITED KINGDOM -- 2.0%
      21,374 Vedanta Resources PLC (c)               161,441
                                               -------------

             TOTAL INVESTMENTS -- 99.9%            8,020,009
             (Cost $7,497,454) (f)
             NET OTHER ASSETS AND
                LIABILITIES -- 0.1%                    9,229
                                               -------------
             NET ASSETS -- 100.0%              $   8,029,238
                                               =============

(a) Portfolio securities are categorized based upon their country of incorporation, which can be different from the country categorization of the Fund's underlying index. For a breakdown of the portfolio securities by sector, please see the Fund Performance Overview.

(b)   Non-income producing security.

(c) This security is fair valued by the Advisor's Pricing Committee in accordance with procedures adopted by the Trust's Board of Trustees, and in accordance with provisions of the Investment Company Act of 1940, as amended. At September 30, 2016, securities noted as such are valued at $3,922,948 or 48.9% of net assets. Certain of these securities are fair valued using a factor provided by a third-party pricing service due to the change in value between the foreign markets' close and the NYSE close exceeding certain threshold. On days when this threshold is not exceeded, these securities are typically valued at the last sale price on the exchange on which they are principally traded.

(d) This security is restricted in the U.S. and cannot be offered for public sale without first being registered under the Securities Act of 1933, as amended. This security is not restricted on the foreign exchange where it trades freely without any additional registration. As such, it does not require the additional disclosure required of restricted securities.

(e) Non-income producing security which makes in-kind distributions. For the fiscal year ended September 30, 2016, the Fund received 34 shares of Celltrion, Inc.

(f) Aggregate cost for federal income tax purposes is $8,074,203. As of September 30, 2016, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $837,300 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $891,494.

ADR   - American Depositary Receipt

GDR   - Global Depositary Receipt

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of September 30, 2016 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

                       TOTAL
                      VALUE AT
                     9/30/2016       LEVEL 1       LEVEL 2        LEVEL 3
                    --------------------------------------------------------
Common Stocks:
Brazil              $  2,010,848  $   2,010,848  $         --  $          --
Cayman Islands           590,943        508,566        82,377             --
India                  1,533,435      1,261,602       271,833             --
Jersey                   141,783        141,783            --             --
Mauritius                174,262        174,262            --             --
Other Country
   Categories*         3,568,738             --     3,568,738             --
                    --------------------------------------------------------
Total Investments   $  8,020,009  $   4,097,061  $  3,922,948  $          --
                    ========================================================

* See Portfolio of Investments for country breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. As of September 30, 2016, the Fund transferred common stocks valued at $273,236 from Level 2 to Level 1 of the fair value hierarchy. The common stocks that transferred from Level 2 to Level 1 did so as a result of being valued based on quoted prices. Previously, these common stocks were fair valued using a factor provided by a third-party pricing service due to the change in value between the foreign markets' close and the NYSE close on September 30, 2015, exceeding a certain threshold.


Page 58                 See Notes to Financial Statements

FIRST TRUST NASDAQ SMARTPHONE INDEX FUND (FONE)

PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2016

SHARES       DESCRIPTION                               VALUE
------------------------------------------------------------
             COMMON STOCKS (a) -- 99.9%
             BERMUDA -- 2.0%
      15,915 Marvell Technology Group Ltd.     $     211,192
                                               -------------
             CANADA -- 6.1%
      39,867 BlackBerry Ltd. (b)                     318,139
      28,386 Celestica, Inc. (b)                     307,420
                                               -------------
                                                     625,559
                                               -------------
             CAYMAN ISLANDS -- 2.9%
     903,045 FIH Mobile Ltd. (c)                     298,402
                                               -------------
             CHINA -- 3.9%
      28,446 BYD Co., Ltd., Class H (b) (c) (d)      189,218
     145,978 ZTE Corp., Class H (c)                  213,762
                                               -------------
                                                     402,980
                                               -------------
             FINLAND -- 3.0%
      53,367 Nokia OYJ, ADR (d)                      308,995
                                               -------------
             FRANCE -- 1.4%
       4,725 Orange S.A. (c)                          74,029
       3,722 Vivendi S.A. (c)                         75,120
                                               -------------
                                                     149,149
                                               -------------
             GERMANY -- 0.7%
       4,321 Deutsche Telekom AG (c)                  72,595
                                               -------------
             GUERNSEY -- 1.8%
       3,282 Amdocs Ltd.                             189,864
                                               -------------
             HONG KONG -- 0.7%
       5,855 China Mobile Ltd. (c)                    71,925
                                               -------------
             ITALY -- 0.6%
      79,518 Telecom Italia S.p.A. (b) (c)            66,072
                                               -------------
             JAPAN -- 10.1%
       2,412 KDDI Corp. (c)                           74,729
       6,400 Kyocera Corp. (c)                       307,541
       2,900 NTT DOCOMO, Inc. (c)                     73,669
       1,100 SoftBank Group Corp. (c)                 71,289
       9,400 Sony Corp. (c)                          311,427
      62,000 Toshiba Corp. (b) (c)                   206,671
                                               -------------
                                                   1,045,326
                                               -------------
             NETHERLANDS -- 3.9%
       2,837 Gemalto N.V. (c)                        181,765
      26,434 STMicroelectronics N.V. (c)             216,043
                                               -------------
                                                     397,808
                                               -------------
             RUSSIA -- 0.7%
       8,862 Mobile TeleSystems PJSC, ADR             67,617
                                               -------------
             SINGAPORE -- 3.0%
      22,854 Flex, Ltd. (b)                          311,271
                                               -------------
             SOUTH KOREA -- 6.4%
       4,639 KT Corp., ADR                            74,456
       6,551 LG Electronics, Inc. (c)                286,098
         208 Samsung Electronics Co., Ltd. (c)       303,007
                                               -------------
                                                     663,561
                                               -------------
             SPAIN -- 0.7%
       7,164 Telefonica S.A. (c)                      72,450
                                               -------------


SHARES       DESCRIPTION                               VALUE
------------------------------------------------------------
             SWEDEN -- 1.9%
      27,721 Telefonaktiebolaget LM Ericsson,
                Class B (c)                    $     200,154
                                               -------------
             TAIWAN -- 9.3%
     112,958 HTC Corp. (b) (c)                       315,949
     407,705 Inventec Corp. (c)                      334,695
     412,079 Wistron Corp. (c)                       307,353
                                               -------------
                                                     957,997
                                               -------------
             UNITED KINGDOM -- 0.7%
      23,933 Vodafone Group PLC (c)                   68,638
                                               -------------
             UNITED STATES -- 40.1%
       4,201 Agilent Technologies, Inc.              197,825
         257 Alphabet, Inc., Class C (b)             199,763
       3,154 Analog Devices, Inc.                    203,275
       2,852 Apple, Inc.                             322,419
       1,762 AT&T, Inc.                               71,555
      12,545 Benchmark Electronics, Inc. (b)         312,998
       6,269 CEVA, Inc. (b)                          219,854
       9,200 Ciena Corp. (b)                         200,560
       2,082 Crown Castle International Corp.        196,145
       4,846 Maxim Integrated Products, Inc.         193,501
      11,967 Micron Technology, Inc. (b)             212,773
       2,563 Motorola Solutions, Inc.                195,506
       3,129 QUALCOMM, Inc.                          214,336
      11,514 Sanmina Corp. (b)                       327,804
       1,729 SBA Communications Corp.,
                Class A (b)                          193,925
       2,636 Skyworks Solutions, Inc.                200,705
       3,464 Synaptics, Inc. (b)                     202,921
       2,838 Texas Instruments, Inc.                 199,171
       1,377 Verizon Communications, Inc.             71,576
       3,640 Xilinx, Inc.                            197,798
                                               -------------
                                                   4,134,410
                                               -------------
             TOTAL COMMON STOCKS -- 99.9%         10,315,965
             (Cost $8,185,417)                 -------------

             MONEY MARKET FUNDS -- 0.8%
      79,054 Goldman Sachs Financial Square
                Treasury Obligations Fund --
                Institutional Class --
                0.20% (e) (f)                         79,054
             (Cost $79,054)                    -------------


                        See Notes to Financial Statements                Page 59

FIRST TRUST NASDAQ SMARTPHONE INDEX FUND (FONE)

SEPTEMBER 30, 2016

 PRINCIPAL
   VALUE     DESCRIPTION                               VALUE
------------------------------------------------------------
             REPURCHASE AGREEMENTS -- 2.8%
$     64,989 JPMorgan Chase & Co., 0.35% (e),
                dated 09/30/16, due 10/03/16,
                with a maturity value of
                $64,991. Collateralized by U.S.
                Treasury Notes, interest rate
                of 1.625%, due 07/31/20 to
                11/30/20. The value of the
                collateral including accrued
                interest is $66,497. (f)       $      64,989
     221,927 RBC Capital Markets LLC,
                0.40% (e), dated 09/30/16, due
                10/03/16, with a maturity value
                of $221,934. Collateralized by
                U.S. Treasury Bond, interest
                rate of 8.000%, due 11/15/21
                and U.S. Treasury Note,
                interest rate of 1.500%, due
                05/31/20. The value of the
                collateral including accrued
                interest is $229,464. (f)            221,927
                                               -------------
             TOTAL REPURCHASE
                AGREEMENTS -- 2.8%                   286,916
             (Cost $286,916)                   -------------

             TOTAL INVESTMENTS -- 103.5%          10,681,935
             (Cost $8,551,387) (g)
             NET OTHER ASSETS AND
                LIABILITIES -- (3.5)%               (358,143)
                                               -------------
             NET ASSETS -- 100.0%              $  10,323,792
                                               =============

(a) Portfolio securities are categorized based upon their country of incorporation, which can be different from the country categorization of the Fund's underlying index. For a breakdown of the portfolio securities by sector, please see the Fund Performance Overview.

(b)   Non-income producing security.

(c) This security is fair valued by the Advisor's Pricing Committee in accordance with procedures adopted by the Trust's Board of Trustees, and in accordance with provisions of the Investment Company Act of 1940, as amended. At September 30, 2016, securities noted as such are valued at $4,392,601 or 42.5% of net assets. Certain of these securities are fair valued using a factor provided by a third-party pricing service due to the change in value between the foreign markets' close and the NYSE close exceeding certain threshold. On days when this threshold is not exceeded, these securities are typically valued at the last sale price on the exchange on which they are principally traded.

(d) All or a portion of this security is on loan (see Note 2E - Securities Lending in the Notes to Financial Statements). The aggregate value of such securities is $353,019 and the total value of the collateral held by the Fund is $365,970.

(e)   Interest rate shown reflects yield as of September 30, 2016.

(f)   This security serves as collateral for securities on loan.

(g) Aggregate cost for federal income tax purposes is $8,664,931. As of September 30, 2016, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $2,437,065 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $420,061.

ADR   - American Depositary Receipt

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of September 30, 2016 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

                       TOTAL
                      VALUE AT
                     9/30/2016       LEVEL 1       LEVEL 2        LEVEL 3
                    --------------------------------------------------------
Common Stocks:
Bermuda             $    211,192  $     211,192  $         --  $          --
Canada                   625,559        625,559            --             --
Finland                  308,995        308,995            --             --
Guernsey                 189,864        189,864            --             --
Russia                    67,617         67,617            --             --
Singapore                311,271        311,271            --             --
South Korea              663,561         74,456       589,105             --
United States          4,134,410      4,134,410            --             --
Other Country
Categories*            3,803,496             --     3,803,496             --
                    --------------------------------------------------------
Total Common
   Stocks             10,315,965      5,923,364     4,392,601             --
Money Market
Funds                     79,054         79,054            --             --
Repurchase
Agreements               286,916             --       286,916             --
                    --------------------------------------------------------
Total Investments   $ 10,681,935  $   6,002,418  $  4,679,517  $          --
                    ========================================================

* See Portfolio of Investments for country breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at September 30, 2016.


Page 60                  See Notes to Financial Statements

FIRST TRUST NASDAQ SMARTPHONE INDEX FUND (FONE)

SEPTEMBER 30, 2016

------------------------------------------------------------
OFFSETTING ASSETS AND LIABILITIES
------------------------------------------------------------
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2C - Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).

The Fund's loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

SECURITIES LENDING AGENCY AGREEMENT
------------------------------------------------------------
Total gross amount presented on the Statements
   of Assets and Liabilities(1)                $     353,019
Non-cash Collateral(2)                              (353,019)
                                               -------------
Net Amount                                     $          --
                                               =============

(1) The amount presented on the Statements of Assets and Liabilities which is included in "Investments, at value", is not offset and is shown on a gross basis.

(2) At September 30, 2016, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.

The Fund's investments in repurchase agreements were all subject to an enforceable Master Repurchase Agreement. Repurchase Agreements on a gross basis were as follows:

REPURCHASE AGREEMENTS
------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(3)     $     286,916
Non-cash Collateral(4)                              (286,916)
                                               -------------
Net Amount                                     $          --
                                               =============

(3) The amount is included in "Investments, at value" on the Statements of Assets and Liabilities.

(4) At September 30, 2016, the value of the collateral received from each seller exceeded the value of the repurchase agreements.


                        See Notes to Financial Statements                Page 61

FIRST TRUST NASDAQ GLOBAL AUTO INDEX FUND (CARZ)

PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2016

SHARES       DESCRIPTION                               VALUE
------------------------------------------------------------
             COMMON STOCKS (a) -- 99.5%
             BERMUDA -- 0.9%
     182,829 Brilliance China Automotive
                Holdings Ltd. (b)              $     206,282
                                               -------------
             CAYMAN ISLANDS -- 1.8%
      62,266 China Harmony New Energy Auto
                Holding Ltd. (b)                      30,469
     404,133 Geely Automobile Holdings
                Ltd. (b)                             363,902
                                               -------------
                                                     394,371
                                               -------------
             CHINA -- 5.6%
     190,824 AviChina Industry & Technology
                Co., Ltd., Class H (b)               129,435
      55,425 BYD Co., Ltd., Class H (b) (c)          368,679
      69,290 Chongqing Changan Automobile
                Co., Ltd., Class B (b)               113,149
     184,819 Dongfeng Motor Group Co., Ltd.,
                Class H (b)                          186,380
     250,531 Great Wall Motor Co., Ltd.,
                   Class H (b)                       246,361
     134,263 Guangzhou Automobile Group Co.,
                Ltd., Class H (b)                    173,643
                                               -------------
                                                   1,217,647
                                               -------------
             FRANCE -- 6.8%
      38,531 Peugeot S.A. (b) (c)                    588,401
      10,748 Renault S.A. (b)                        884,234
                                               -------------
                                                   1,472,635
                                               -------------
             GERMANY -- 18.9%
      10,100 Bayerische Motoren Werke AG (b)         850,376
      25,385 Daimler AG (b)                        1,790,354
      12,367 Porsche Automobil Holding SE
                (Preference Shares) (b)              632,611
       6,329 Volkswagen AG (Preference
                Shares) (b)                          833,739
                                               -------------
                                                   4,107,080
                                               -------------
             ITALY -- 0.1%
      11,982 Piaggio & C. S.p.A. (b)                  22,380
                                               -------------
             JAPAN -- 34.2%
      22,165 Fuji Heavy Industries Ltd. (b)          831,620
      57,235 Honda Motor Co., Ltd. (b)             1,651,819
      48,459 Mazda Motor Corp. (b)                   743,447
      58,100 Mitsubishi Motors Corp. (b)             271,401
      89,576 Nissan Motor Co., Ltd. (b)              878,640
      26,459 Suzuki Motor Corp. (b)                  886,245
      29,076 Toyota Motor Corp. (b)                1,686,595
      23,412 Yamaha Motor Co., Ltd. (b)              473,000
                                               -------------
                                                   7,422,767
                                               -------------
             MALAYSIA -- 0.2%
      27,373 UMW Holdings Bhd (b)                     38,699
                                               -------------
             SOUTH KOREA -- 7.6%
       7,357 Hyundai Motor Co. (b)                   909,190
      19,316 Kia Motors Corp. (b)                    742,157
                                               -------------
                                                   1,651,347
                                               -------------


SHARES       DESCRIPTION                               VALUE
------------------------------------------------------------
             TAIWAN -- 0.5%
      51,511 China Motor Corp. (b)             $      39,114
      72,539 Yulon Motor Co., Ltd. (b)                64,002
                                               -------------
                                                     103,116
                                               -------------
             UNITED STATES -- 22.9%
     139,296 Ford Motor Co.                        1,681,303
      54,985 General Motors Co.                    1,746,873
      13,141 Harley-Davidson, Inc.                   691,085
       4,139 Tesla Motors, Inc. (c) (d)              844,480
                                               -------------
                                                   4,963,741
                                               -------------
             TOTAL COMMON STOCKS -- 99.5%         21,600,065
             (Cost $25,426,682)                -------------

             MONEY MARKET FUNDS -- 0.8%
     162,761 Goldman Sachs Financial Square
                Treasury Obligations Fund --
                Institutional Class --
                0.20% (e) (f)                        162,761
             (Cost $162,761)                   -------------


 PRINCIPAL
   VALUE     DESCRIPTION                               VALUE
------------------------------------------------------------
             REPURCHASE AGREEMENTS -- 2.7%
$    133,803 JPMorgan Chase & Co., 0.35% (e),
                dated 09/30/16, due 10/03/16,
                with a maturity value of
                $133,807. Collateralized by
                U.S. Treasury Notes, interest
                rate of 1.625%, due 07/31/20 to
                11/30/20. The value of the
                collateral including accrued
                interest is $136,907. (f)            133,803
     456,916 RBC Capital Markets LLC,
                0.40% (e), dated 09/30/16, due
                10/03/16, with a maturity value
                of $456,931. Collateralized by
                U.S. Treasury Bond, interest
                rate of 8.000%, due 11/15/21
                and U.S. Treasury Note,
                interest rate of 1.500%, due
                05/31/20. The value of the
                collateral including accrued
                interest is $472,433. (f)            456,916
                                               -------------
             TOTAL REPURCHASE
                AGREEMENTS -- 2.7%                   590,719
             (Cost $590,719)                   -------------

             TOTAL INVESTMENTS -- 103.0%          22,353,545
             (Cost $26,180,162) (g)
             NET OTHER ASSETS AND
                LIABILITIES -- (3.0)%               (648,101)
                                               -------------
             NET ASSETS -- 100.0%              $  21,705,444
                                               =============


Page 62                 See Notes to Financial Statements

FIRST TRUST NASDAQ GLOBAL AUTO INDEX FUND (CARZ)

SEPTEMBER 30, 2016

(a) Portfolio securities are categorized based upon their country of incorporation, which can be different from the country categorization of the Fund's underlying index. For a breakdown of the portfolio securities by sector, please see the Fund Performance Overview.

(b) This security is fair valued by the Advisor's Pricing Committee in accordance with procedures adopted by the Trust's Board of Trustees, and in accordance with provisions of the Investment Company Act of 1940, as amended. At September 30, 2016, securities noted as such are valued at $16,636,324 or 76.6% of net assets. Certain of these securities are fair valued using a factor provided by a third-party pricing service due to the change in value between the foreign markets' close and the NYSE close exceeding a certain threshold. On days when this threshold is not exceeded, these securities are typically valued at the last sale price on the exchange on which they are principally traded.

(c)   Non-income producing security.

(d) All or a portion of this security is on loan (see Note 2E -- Securities Lending in the Notes to Financial Statements). The aggregate value of such securities is $750,830 and the total value of the collateral held by the Fund is $753,480.

(e)   Interest rate shown reflects yield as of September 30, 2016.

(f)   This security serves as collateral for securities on loan.

(g) Aggregate cost for federal income tax purposes is $26,662,401. As of September 30, 2016, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $541,165 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $4,850,021.

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of September 30, 2016 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

                       TOTAL
                      VALUE AT
                     9/30/2016       LEVEL 1       LEVEL 2        LEVEL 3
                    --------------------------------------------------------
Common Stocks:
United States       $  4,963,741  $   4,963,741  $         --  $          --
Other Country
   Categories*        16,636,324             --    16,636,324             --
                    --------------------------------------------------------
Total Common
   Stocks             21,600,065      4,963,741    16,636,324             --
Money Market
   Funds                 162,761        162,761            --             --
Repurchase
   Agreements            590,719             --       590,719             --
                    --------------------------------------------------------
Total Investments   $ 22,353,545  $   5,126,502  $ 17,227,043  $          --
                    ========================================================

* See Portfolio of Investments for country breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at September 30, 2016.


                        See Notes to Financial Statements                Page 63

FIRST TRUST NASDAQ GLOBAL AUTO INDEX FUND (CARZ)

SEPTEMBER 30, 2016

------------------------------------------------------------
OFFSETTING ASSETS AND LIABILITIES
------------------------------------------------------------
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2C - Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).

The Fund's loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

SECURITIES LENDING AGENCY AGREEMENT
------------------------------------------------------------
Total gross amount presented on the Statements
   of Assets and Liabilities(1)                $     750,830
Non-cash Collateral(2)                              (750,830)
                                               -------------
Net Amount                                     $          --
                                               =============

(1) The amount presented on the Statements of Assets and Liabilities, which is included in "Investments, at value", is not offset and is shown on a gross basis.

(2) At September 30, 2016, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.

The Fund's investments in repurchase agreements were all subject to an enforceable Master Repurchase Agreement. Repurchase Agreements on a gross basis were as follows:

REPURCHASE AGREEMENTS
------------------------------------------------------------
Total gross amount presented on the Statements
   of Assets and Liabilities(3)                $     590,719
Non-cash Collateral(4)                              (590,719)
                                               -------------
Net Amount                                     $          --
                                               =============

(3) The amount is included in "Investments, at value" on the Statements of Assets and Liabilities.

(4) At September 30, 2016, the value of collateral received from each seller exceeded the value of the repurchase agreements.

                                                 % OF TOTAL
CURRENCY EXPOSURE DIVERSIFICATION                INVESTMENTS
------------------------------------------------------------
Japanese Yen                                        33.2%
United States Dollar                                25.6
Euro                                                25.0
Hong Kong Dollar                                     8.1
South Korean Won                                     7.4
New Taiwan Dollar                                    0.5
Malaysian Ringgit                                    0.2
                                                   ------
     Total                                         100.0%
                                                   ======


Page 64                 See Notes to Financial Statements

FIRST TRUST ISE CLOUD COMPUTING INDEX FUND (SKYY)

PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2016

SHARES       DESCRIPTION                               VALUE
------------------------------------------------------------
             COMMON STOCKS (a) -- 99.9%
             CANADA -- 3.9%
     356,954 Open Text Corp.                   $  23,152,036
                                               -------------
             GERMANY -- 4.3%
     272,812 SAP SE, ADR (b)                      24,937,745
                                               -------------
             INDIA -- 0.7%
     425,821 Wipro Ltd., ADR                       4,134,722
                                               -------------
             ISRAEL -- 0.8%
      61,048 Check Point Software
                Technologies Ltd. (c)              4,737,935
                                               -------------
             UNITED STATES -- 90.2%
     136,416 Activision Blizzard, Inc.             6,043,229
      53,069 Adobe Systems, Inc. (c)               5,760,109
     405,830 Akamai Technologies, Inc. (c)        21,504,932
      29,187 Alphabet, Inc., Class A (c)          23,468,099
      29,808 Amazon.com, Inc. (c)                 24,958,536
     139,341 Apple, Inc.                          15,752,500
     156,182 CA, Inc.                              5,166,501
     737,148 Cisco Systems, Inc.                  23,382,335
      85,721 Dell Technologies, Inc. --
                VMware, Inc., Class V (c)          4,097,464
      57,789 Equinix, Inc.                        20,818,487
     179,209 F5 Networks, Inc. (c)                22,336,610
     183,497 Facebook, Inc., Class A (c)          23,537,160
     720,245 Hewlett Packard Enterprise Co.       16,385,574
      90,379 International Business Machines
                Corp.                             14,356,704
      48,407 Intuit, Inc.                          5,325,254
      78,519 j2 Global, Inc.                       5,230,151
     932,435 Juniper Networks, Inc.               22,434,386
     267,504 Microsoft Corp.                      15,408,230
     873,801 NetApp, Inc.                         31,299,552
     228,260 Netflix, Inc. (c)                    22,495,023
     215,854 NetScout Systems, Inc. (c)            6,313,730
     268,432 NetSuite, Inc. (c)                   29,712,738
     552,385 Oracle Corp.                         21,697,683
     927,183 Rackspace Hosting, Inc. (c)          29,382,429
     278,203 Red Hat, Inc. (c)                    22,487,149
     261,510 salesforce.com, Inc. (c)             18,653,508
     768,380 Teradata Corp. (c)                   23,819,780
     338,544 VMware, Inc., Class A (b) (c)        24,832,202
   8,075,243 Zynga, Inc., Class A (c)             23,498,957
                                               -------------
                                                 530,159,012
                                               -------------
             TOTAL COMMON STOCKS -- 99.9%        587,121,450
             (Cost $502,176,586)               -------------

             MONEY MARKET FUNDS -- 1.4%
   7,937,279 Goldman Sachs Financial Square
                Treasury Obligations Fund --
                Institutional Class --
                0.20% (d) (e)                      7,937,279
             (Cost $7,937,279)                 -------------


 PRINCIPAL
   VALUE     DESCRIPTION                               VALUE
------------------------------------------------------------
             REPURCHASE AGREEMENTS -- 4.9%
$  6,525,101 JPMorgan Chase & Co., 0.35% (d),
                dated 09/30/16, due 10/03/16,
                with a maturity value of
                $6,525,291. Collateralized by
                U.S. Treasury Notes, interest
                rate of 1.625%, due 07/31/20 to
                11/30/20. The value of the
                collateral including accrued
                interest is $6,676,470. (e)    $   6,525,101
  22,282,123 RBC Capital Markets LLC,
                0.40% (d), dated 09/30/16, due
                10/03/16, with a maturity value
                of $22,282,866. Collateralized
                by U.S. Treasury Bond, interest
                rate of 8.000%, due 11/15/21
                and U.S. Treasury Note,
                interest rate of 1.500%, due
                05/31/20. The value of the
                collateral including accrued
                interest is $23,038,863. (e)      22,282,123
                                               -------------
             TOTAL REPURCHASE
                AGREEMENTS -- 4.9%                28,807,224
             (Cost $28,807,224)                -------------

             TOTAL INVESTMENTS -- 106.2%         623,865,953
             (Cost $538,921,089) (f)
             NET OTHER ASSETS AND
                LIABILITIES -- (6.2)%            (36,224,094)
                                               -------------
             NET ASSETS -- 100.0%              $ 587,641,859
                                               =============

(a) Portfolio securities are categorized based upon their country of incorporation, which can be different from the country categorization of the Fund's underlying index. For a breakdown of the portfolio securities by sector, please see the Fund Performance Overview.

(b) All or a portion of this security is on loan (see Note 2E - Securities Lending in the Notes to Financial Statements). The aggregate value of such securities is $36,399,173 and the total value of the collateral held by the Fund is $36,744,503.

(c)   Non-income producing security.

(d)   Interest rate shown reflects yield as of September 30, 2016.

(e)   This security serves as collateral for securities on loan.

(f) Aggregate cost for federal income tax purposes is $549,549,236. As of September 30, 2016, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $84,165,521 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $9,848,804.

ADR   - American Depositary Receipt


                        See Notes to Financial Statements                Page 65

FIRST TRUST ISE CLOUD COMPUTING INDEX FUND (SKYY)

SEPTEMBER 30, 2016

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of September 30, 2016 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

                      LEVEL 1        LEVEL 2       LEVEL 3
                    ----------------------------------------
Common Stocks*      $587,121,450  $          --  $        --
Money Market Funds     7,937,279             --           --
Repurchase
   Agreements                 --     28,807,224           --
                    ----------------------------------------
Total Investments   $595,058,729  $  28,807,224  $        --
                    ========================================

* See Portfolio of Investments for country breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at September 30, 2016.

------------------------------------------------------------
OFFSETTING ASSETS AND LIABILITIES
------------------------------------------------------------
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2C - Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).

The Fund's loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

SECURITIES LENDING AGENCY AGREEMENT
------------------------------------------------------------
Total gross amount presented on the Statements
   of Assets and Liabilities(1)                $  36,399,173
Non-cash Collateral(2)                           (36,399,173)
                                               -------------
Net Amount                                     $          --
                                               =============

(1) The amount presented on the Statements of Assets and Liabilities which is included in "Investments, at value", is not offset and is shown on a gross basis.

(2) At September 30, 2016, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.

The Fund's investments in repurchase agreements were all subject to an enforceable Master Repurchase Agreement. Repurchase Agreements on a gross basis were as follows:

REPURCHASE AGREEMENTS
------------------------------------------------------------
Total gross amount presented on the Statements
   of Assets and Liabilities(3)                $  28,807,224
Non-cash Collateral(4)                           (28,807,224)
                                               -------------
Net Amount                                     $          --
                                               =============

(3) The amount is included in "Investments, at value" on the Statements of Assets and Liabilities.

(4) At September 30, 2016, the value of the collateral received from each seller exceeded the value of the repurchase agreements.


Page 66                 See Notes to Financial Statements

FIRST TRUST INTERNATIONAL IPO ETF (FPXI)

PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2016

SHARES       DESCRIPTION                               VALUE
------------------------------------------------------------
             COMMON STOCKS (a) -- 99.5%
             AUSTRALIA -- 2.7%
       1,504 Link Administration Holdings
                Ltd. (b)                       $       9,539
      11,512 Medibank Private Ltd. (b)                21,930
      22,253 South32 Ltd. (b)                         41,462
                                               -------------
                                                      72,931
                                               -------------
             BELGIUM -- 0.8%
         836 bpost S.A. (b)                           22,670
                                               -------------
             BRAZIL -- 2.8%
       8,360 BB Seguridade Participacoes S.A.         77,118
                                               -------------
             CANADA -- 3.6%
       2,487 Hydro One Ltd. (c)                       49,097
       1,435 Seven Generations Energy Ltd.,
                Class A (d)                           34,542
         381 Shopify, Inc., Class A (d)               16,353
                                               -------------
                                                      99,992
                                               -------------
             CAYMAN ISLANDS -- 18.0%
       2,669 Alibaba Group Holding Ltd.,
                ADR (d)                              282,354
      16,000 Cheung Kong Property Holdings
                Ltd. (b)                             117,694
         889 Weibo Corp., ADR (d)                     44,574
      60,999 WH Group Ltd. (b) (c)                    49,302
                                               -------------
                                                     493,924
                                               -------------
             CHINA -- 6.7%
     163,000 China Huarong Asset Management
                Co. Ltd. (b) (c) (d)                  64,584
      46,099 China Vanke Co., Ltd., Class H (b)      120,519
                                               -------------
                                                     185,103
                                               -------------
             COLOMBIA -- 1.5%
       4,657 Grupo Aval Acciones y Valores
                S.A., ADR                             41,121
                                               -------------
             DENMARK -- 3.8%
       1,757 DONG Energy A/S (b) (c) (d)              73,080
         776 ISS A/S (b)                              32,247
                                               -------------
                                                     105,327
                                               -------------
             FRANCE -- 1.9%
         699 Amundi S.A. (b) (c)                      36,504
         721 Elior Group (b) (c)                      16,509
                                               -------------
                                                      53,013
                                               -------------
             GERMANY -- 10.9%
         846 Covestro AG (b) (c)                      50,065
         455 KION Group AG (b)                        29,481
         264 LEG Immobilien AG (b)                    25,307
         438 OSRAM Licht AG (b)                       25,731
       1,057 Talanx AG (b)                            32,255
       1,530 Uniper SE (d)                            18,743
       1,948 Vonovia SE (b)                           73,847
       1,033 Zalando SE (b) (c) (d)                   43,160
                                               -------------
                                                     298,589
                                               -------------


SHARES       DESCRIPTION                               VALUE
------------------------------------------------------------
             ITALY -- 0.7%
       1,046 Moncler S.p.A. (b)                $      17,856
                                               -------------
             JAPAN -- 21.9%
      18,800 Japan Post Bank Co., Ltd. (b)           223,397
      18,800 Japan Post Holdings Co., Ltd. (b)       236,339
         900 LINE Corp., ADR (d)                      43,560
       2,400 Recruit Holdings Co., Ltd. (b)           97,904
                                               -------------
                                                     601,200
                                               -------------
             MEXICO -- 1.8%
       5,673 Grupo Financiero Santander
                Mexico S.A.B. de C.V., ADR            49,923
                                               -------------
             MULTI-NATIONAL -- 1.3%
      36,999 HK Electric Investments & HK
                Electric Investments Ltd.
                (b) (c)                               36,274
                                               -------------
             NETHERLANDS -- 11.4%
       3,929 ABN AMRO Group N.V.,
                CVA (b) (c)                           81,237
       4,655 Altice N.V., Class A (b) (d)             83,369
         811 Ferrari N.V. (b)                         42,144
       1,064 GrandVision N.V. (b) (c)                 29,550
       1,387 NN Group N.V. (b)                        42,582
         588 Patheon N.V. (d)                         17,423
         627 Philips Lighting N.V. (c) (d)            16,675
                                               -------------
                                                     312,980
                                               -------------
             NEW ZEALAND -- 0.7%
      10,713 Meridian Energy Ltd. (b)                 20,309
                                               -------------
             SINGAPORE -- 0.6%
       2,900 BOC Aviation Ltd. (b) (c)                14,976
                                               -------------
             SPAIN -- 3.4%
         627 Aena S.A. (b) (c)                        92,552
                                               -------------
             UNITED KINGDOM -- 5.0%
       4,142 Auto Trader Group PLC (b) (c)            21,774
       3,685 CYBG PLC (b) (d)                         12,684
       2,830 Just Eat PLC (b) (d)                     19,621
       4,238 Merlin Entertainments PLC (b) (c)        24,126
       4,180 Royal Mail PLC (b)                       26,525
       8,360 Worldpay Group PLC (b) (c)               32,054
                                               -------------
                                                     136,784
                                               -------------

             TOTAL INVESTMENTS -- 99.5%            2,732,642
             (Cost $2,511,672) (e)
             NET OTHER ASSETS AND
                LIABILITIES -- 0.5%                   14,895
                                               -------------
             NET ASSETS -- 100.0%              $   2,747,537
                                               =============


                        See Notes to Financial Statements                Page 67

FIRST TRUST INTERNATIONAL IPO ETF (FPXI)

SEPTEMBER 30, 2016

(a) Portfolio securities are categorized based upon their country of incorporation, which can be different from the country categorization of the Fund's underlying index. For a breakdown of the portfolio securities by sector, please see the Fund Performance Overview.

(b) This security is fair valued by the Advisor's Pricing Committee in accordance with procedures adopted by the Trust's Board of Trustees, and in accordance with provisions of the Investment Company Act of 1940, as amended. At September 30, 2016, securities noted as such are valued at $2,041,159 or 74.3% of net assets. Certain of these securities are fair valued using a factor provided by a third-party pricing service due to the change in value between the foreign markets' close and the NYSE close exceeding certain threshold. On days when this threshold is not exceeded, these securities are typically valued at the last sale price on the exchange on which they are principally traded.

(c) This security is restricted in the U.S. and cannot be offered for public sale without first being registered under the Securities Act of 1933, as amended. This security is not restricted on the foreign exchange where it trades freely without any additional registration. As such, it does not require the additional disclosure required of restricted securities.

(d)   Non-income producing security.

(e) Aggregate cost for federal income tax purposes is $2,518,391. As of September 30, 2016, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $278,173 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $63,922.

ADR   - American Depositary Receipt

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of September 30, 2016 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

                       TOTAL
                      VALUE AT
                     9/30/2016       LEVEL 1       LEVEL 2        LEVEL 3
                    --------------------------------------------------------
Common Stocks:
Brazil              $     77,118  $      77,118  $         --  $          --
Canada                    99,992         99,992            --             --
Cayman Islands           493,924        326,928       166,996             --
Colombia                  41,121         41,121            --             --
Germany                  298,589         18,743       279,846             --
Japan                    601,200         43,560       557,640             --
Mexico                    49,923         49,923            --             --
Netherlands              312,980         34,098       278,882             --
Other Country
   Categories*           757,795             --       757,795             --
                    --------------------------------------------------------
Total Investments   $  2,732,642  $     691,483  $  2,041,159  $          --
                    ========================================================

* See Portfolio of Investments for country breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. As of September 30, 2016, the Fund transferred common stocks valued at $41,353 from Level 1 to Level 2 of the fair value hierarchy. The common stocks that transferred from Level 1 to Level 2 did so as a result of being fair valued using a factor provided by a third-party pricing service due to the change in value between the foreign markets' close and the NYSE close on September 30, 2016, exceeding a certain threshold. Previously, these common stocks were valued based on quoted prices.


                                                 % OF TOTAL
CURRENCY EXPOSURE DIVERSIFICATION                INVESTMENTS
------------------------------------------------------------
Euro                                                28.5%
Japanese Yen                                        20.4
United States Dollar                                18.1
Hong Kong Dollar                                    14.8
British Pound Sterling                               5.0
Danish Krone                                         3.9
Canadian Dollar                                      3.1
Brazilian Real                                       2.8
Australian Dollar                                    2.7
New Zealand Dollar                                   0.7
                                                   ------
     Total                                         100.0%
                                                   ======


Page 68                 See Notes to Financial Statements

FIRST TRUST NASDAQ CYBERSECURITY ETF (CIBR)

PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2016

SHARES       DESCRIPTION                               VALUE
------------------------------------------------------------
             COMMON STOCKS (a) -- 99.8%
             ISRAEL -- 6.0%
      38,139 Check Point Software
                Technologies Ltd. (b)          $   2,959,968
      55,432 CyberArk Software Ltd. (b)            2,747,764
      29,917 Radware Ltd. (b)                        411,060
                                               -------------
                                                   6,118,792
                                               -------------
             JAPAN -- 2.8%
      82,500 Trend Micro, Inc. (c)                 2,878,026
                                               -------------
             JERSEY -- 2.9%
     147,603 Experian PLC (c)                      2,948,792
                                               -------------
             NETHERLANDS -- 9.2%
      42,080 Gemalto N.V. (c)                      2,696,046
      66,503 NXP Semiconductors N.V. (b)           6,783,971
                                               -------------
                                                   9,480,017
                                               -------------
             SOUTH KOREA -- 1.5%
      27,897 Ahnlab, Inc (c)                       1,587,824
                                               -------------
             UNITED KINGDOM -- 3.7%
     414,988 BAE Systems PLC (c)                   2,819,110
      43,892 Ultra Electronics Holdings PLC (c)    1,008,289
                                               -------------
                                                   3,827,399
                                               -------------
             UNITED STATES -- 73.7%
      53,311 Akamai Technologies, Inc. (b)         2,824,950
     107,451 Barracuda Networks, Inc. (b)          2,737,851
     186,183 Cisco Systems, Inc.                   5,905,725
      62,219 Computer Sciences Corp.               3,248,454
      23,847 F5 Networks, Inc. (b)                 2,972,290
     203,816 FireEye, Inc. (b)                     3,002,210
      80,985 Fortinet, Inc. (b)                    2,990,776
      65,026 Imperva, Inc. (b)                     3,492,546
     125,636 Infoblox, Inc. (b)                    3,313,021
      45,312 Intralinks Holdings, Inc. (b)           455,839
      38,295 Itron, Inc. (b)                       2,135,329
     126,811 Juniper Networks, Inc.                3,051,073
      71,457 KEYW Holding (The) Corp. (b)            788,885
     175,889 LifeLock, Inc. (b)                    2,976,042
      27,249 ManTech International Corp.,
                Class A                            1,027,015
      43,956 Palo Alto Networks, Inc. (b)          7,003,509
      38,035 Proofpoint, Inc. (b)                  2,846,920
      65,508 Qualys, Inc. (b)                      2,501,751
      47,723 Science Applications International
                Corp.                              3,310,544
      50,254 Splunk, Inc. (b)                      2,948,905
     242,586 Symantec Corp.                        6,088,909
      58,605 VASCO Data Security
                International, Inc. (b)            1,032,034
      85,780 Verint Systems, Inc. (b)              3,227,901
      79,825 VMware, Inc., Class A (b)             5,855,164
                                               -------------
                                                  75,737,643
                                               -------------
             TOTAL INVESTMENTS -- 99.8%          102,578,493
             (Cost $95,363,238) (d)
             NET OTHER ASSETS AND
                LIABILITIES -- 0.2%                  236,318
                                               -------------
             NET ASSETS -- 100.0%              $ 102,814,811
                                               =============

(a) Portfolio securities are categorized based upon their country of incorporation, which can be different from the country categorization of the Fund's underlying index. For a breakdown of the portfolio securities by sector, please see the Fund Performance Overview.

(b)   Non-income producing security.

(c) This security is fair valued by the Advisor's Pricing Committee in accordance with procedures adopted by the Trust's Board of Trustees, and in accordance with provisions of the Investment Company Act of 1940, as amended. At September 30, 2016, securities noted as such are valued at $13,938,087 or 13.6% of net assets. Certain of these securities are fair valued using a factor provided by a third-party pricing service due to the change in value between the foreign markets' close and the NYSE close exceeding a certain threshold. On days when this threshold is not exceeded, these securities are typically valued at the last sale price on the exchange on which they are principally traded.

(d) Aggregate cost for federal income tax purposes is $96,379,103. As of September 30, 2016, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $11,136,124 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $4,936,734.

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of September 30, 2016 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

                       TOTAL
                      VALUE AT
                     9/30/2016       LEVEL 1       LEVEL 2        LEVEL 3
                    --------------------------------------------------------
Common Stocks:
Israel              $  6,118,792  $   6,118,792  $         --  $          --
Netherlands            9,480,017      6,783,971     2,696,046             --
United States         75,737,643     75,737,643            --             --
Other Country
   Categories*        11,242,041             --    11,242,041             --
                    --------------------------------------------------------
Total Investments   $102,578,493  $  88,640,406  $ 13,938,087  $          --
                    ========================================================

* See Portfolio of Investments for country breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at September 30, 2016.


                        See Notes to Financial Statements                Page 69

FIRST TRUST EXCHANGE-TRADED FUND II

STATEMENTS OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2016

                                                                                                          FIRST TRUST
                                                                              FIRST TRUST               FTSE EPRA/NAREIT
                                                                           STOXX(R) EUROPEAN           DEVELOPED MARKETS
                                                                            SELECT DIVIDEND               REAL ESTATE
                                                                               INDEX FUND                  INDEX FUND
                                                                                 (FDD)                       (FFR)
                                                                         ----------------------      ----------------------
ASSETS:
Investments, at value .................................................     $    164,788,644            $     71,386,001
Cash...................................................................                   --                          76
Foreign currency, at value ............................................                   --                      14,528
Restricted cash .......................................................            8,769,093 (a)                      --
Receivables: ..........................................................
   Investment securities sold .........................................                   --                          --
   Reclaims ...........................................................              585,328                      43,500
   Dividends ..........................................................              296,139                     261,836
   Interest ...........................................................                   91                          60
   Securities lending income ..........................................                   --                          --
   From investment advisor ............................................                   --                          --
Prepaid expenses ......................................................                1,309                       1,289
                                                                            ----------------            ----------------
   TOTAL ASSETS........................................................          174,440,604                  71,707,290
                                                                            ----------------            ----------------
LIABILITIES:
Due to custodian ......................................................                   --                          --
Due to custodian foreign currency .....................................                6,726                          --
Payables: .............................................................
   Capital shares redeemed ............................................            7,625,298                          --
   Investment securities purchased ....................................                   --                       7,389
   Due to authorized participants .....................................            1,143,795                          --
   Investment advisory fees ...........................................               60,956                      24,530
   Licensing fees .....................................................               49,111                      48,120
   Audit and tax fees .................................................               22,926                      26,500
   Printing fees ......................................................               16,747                       9,215
   Trustees' fees .....................................................                   57                          54
   Collateral for securities on loan ..................................                   --                          --
Other liabilities .....................................................               24,885                      15,650
                                                                            ----------------            ----------------
   TOTAL LIABILITIES ..................................................            8,950,501                     131,458
                                                                            ----------------            ----------------

NET ASSETS ............................................................     $    165,490,103            $     71,575,832
                                                                            ================            ================
NET ASSETS CONSIST OF:
Paid-in capital .......................................................     $    207,424,206            $     63,244,234
Par value .............................................................              140,033                      15,500
Accumulated net investment income (loss) ..............................               11,625                   (378,939)
Accumulated net realized gain (loss) on investments and ...............
   foreign currency transactions ......................................          (22,505,833)                 (2,329,347)
Net unrealized appreciation (depreciation) on investments and .........
   foreign currency translation .......................................          (19,579,928)                 11,024,384
                                                                            ----------------            ----------------
NET ASSETS ............................................................     $    165,490,103            $     71,575,832
                                                                            ================            ================

NET ASSET VALUE, per share ............................................     $          11.82            $          46.18
                                                                            ================            ================
Number of shares outstanding (unlimited number of shares ..............
   authorized, par value $0.01 per share) .............................           14,003,334                   1,550,002
                                                                            ================            ================
Investments, at cost ..................................................     $    184,346,675            $     60,361,723
                                                                            ================            ================
Foreign currency, at cost (proceeds) ..................................     $         (7,167)           $         14,554
                                                                            ================            ================
Securities on loan, at value ..........................................     $             --            $             --
                                                                            ================            ================


(a) Cash restricted for in-kind trade that did not settle until October 3, 2016.


Page 70                 See Notes to Financial Statements

                                                          FIRST TRUST              FIRST TRUST
        FIRST TRUST              FIRST TRUST              ISE GLOBAL             NASDAQ(R) CLEAN            FIRST TRUST
     DOW JONES GLOBAL            ISE GLOBAL               ENGINEERING          EDGE(R) SMART GRID          INDXX GLOBAL
      SELECT DIVIDEND            WIND ENERGY           AND CONSTRUCTION          INFRASTRUCTURE          NATURAL RESOURCES
        INDEX FUND               INDEX FUND               INDEX FUND               INDEX FUND               INCOME ETF
           (FGD)                    (FAN)                    (FLM)                   (GRID)                   (FTRI)
   ---------------------    ---------------------    ---------------------    ---------------------    ---------------------

      $   342,644,056          $    87,020,046          $    14,633,737          $    14,054,273          $    10,615,107
                   --                       --                    5,325                   72,888                   33,682
                   --                       --                    5,884                       --                       --
                   --                       --                       --                       --                       --

              103,517                       --                       --                       --                       --
              577,930                  134,478                    6,160                    4,627                    3,618
            1,332,280                   29,465                   26,963                    9,753                   25,332
                  242                       26                       --                       --                       --
                   --                       73                      113                    2,415                       --
                   --                       --                    1,581                       --                       --
                1,387                    1,270                    1,262                        7                       --
      ---------------          ---------------          ---------------          ---------------          ---------------
          344,659,412               87,185,358               14,681,025               14,143,963               10,677,739
      ---------------          ---------------          ---------------          ---------------          ---------------

              298,742                    2,871                       --                       --                       --
               17,563                    1,151                       --                    1,267                    8,291

                   --                       --                       --                       --                       --
                   --                       --                       --                       --                       --
                   --                       --                       --                       --                       --
              112,698                   16,433                       --                      336                    6,102
               51,865                   20,136                    3,571                    2,970                       --
               26,500                   25,750                   25,750                   25,750                       --
               33,343                    8,784                    2,624                    2,692                       --
                   84                       33                       45                       44                       --
                   --                       --                   56,718                  391,362                       --
               50,557                   14,290                    4,541                    4,285                       --
      ---------------          ---------------          ---------------          ---------------          ---------------
              591,352                   89,448                   93,249                  428,706                   14,393
      ---------------          ---------------          ---------------          ---------------          ---------------

      $   344,068,060          $    87,095,910          $    14,587,776          $    13,715,257          $    10,663,346
      ===============          ===============          ===============          ===============          ===============

      $   421,809,927          $   144,916,020          $    20,855,951          $    16,061,318          $    72,551,976
              146,500                   65,500                    3,000                    3,500                   10,000
              960,331                1,825,696                   19,865                   23,061                   13,990

          (55,822,231)             (66,905,335)              (6,855,057)              (4,141,958)             (62,106,873)

          (23,026,467)               7,194,029                  564,017                1,769,336                  194,253
      ---------------          ---------------          ---------------          ---------------          ---------------
      $   344,068,060          $    87,095,910          $    14,587,776          $    13,715,257          $    10,663,346
      ===============          ===============          ===============          ===============          ===============

      $         23.49          $         13.30          $         48.63          $         39.19          $         10.66
      ===============          ===============          ===============          ===============          ===============

           14,650,002                6,550,002                  300,002                  350,002                1,000,002
      ===============          ===============          ===============          ===============          ===============
      $   365,625,258          $    79,816,240          $    14,069,628          $    12,284,680          $    10,420,852
      ===============          ===============          ===============          ===============          ===============
      $       (17,920)         $        (2,270)         $         5,805          $        (1,264)         $        (8,340)
      ===============          ===============          ===============          ===============          ===============
      $            --          $            --          $        55,381          $       370,781          $            --
      ===============          ===============          ===============          ===============          ===============


                        See Notes to Financial Statements                Page 71

FIRST TRUST EXCHANGE-TRADED FUND II

SEPTEMBER 30, 2016

                                                                              FIRST TRUST                 FIRST TRUST
                                                                              INDXX GLOBAL                    BICK
                                                                            AGRICULTURE ETF                INDEX FUND
                                                                                 (FTAG)                      (BICK)
                                                                         ----------------------      ----------------------
ASSETS:
Investments, at value .................................................     $      4,078,336            $      8,020,009
Cash...................................................................                7,305                      24,608
Foreign currency, at value ............................................                   --                         830
Restricted cash .......................................................                   --                          --
Receivables: ..........................................................
   Investment securities sold .........................................                   --                          --
   Reclaims ...........................................................                5,019                          --
   Dividends ..........................................................                7,318                       7,536
   Interest ...........................................................                   --                          --
   Securities lending income ..........................................                   --                          --
   From investment advisor ............................................                   --                          --
Prepaid expenses ......................................................                   --                          --
                                                                            ----------------            ----------------
   TOTAL ASSETS .......................................................            4,097,978                   8,052,983
                                                                            ----------------            ----------------
LIABILITIES:
Due to custodian ......................................................                   --                          --
Due to custodian foreign currency .....................................                2,568                          --
Payables: .............................................................
   Capital shares redeemed ............................................                   --                          --
   Investment securities purchased ....................................                   --                      19,527
   Due to authorized participants .....................................                   --                          --
   Investment advisory fees ...........................................                2,363                       4,218
   Licensing fees .....................................................                   --                          --
   Audit and tax fees .................................................                   --                          --
   Printing fees ......................................................                   --                          --
   Trustees' fees .....................................................                   --                          --
   Collateral for securities on loan ..................................                   --                          --
Other liabilities .....................................................                   --                          --
                                                                            ----------------            ----------------
   TOTAL LIABILITIES ..................................................                4,931                      23,745
                                                                            ----------------            ----------------

NET ASSETS ............................................................     $      4,093,047            $      8,029,238
                                                                            ================            ================
NET ASSETS CONSIST OF:
Paid-in capital .......................................................     $     23,727,923            $     20,736,317
Par value .............................................................                1,899                       3,500
Accumulated net investment income (loss) ..............................                6,358                       4,804
Accumulated net realized gain (loss) on investments and ...............
   foreign currency transactions ......................................          (19,697,286)                (13,238,011)
Net unrealized appreciation (depreciation) on investments and .........
   foreign currency translation .......................................               54,153                     522,628
                                                                            ----------------            ----------------
NET ASSETS ............................................................     $      4,093,047            $      8,029,238
                                                                            ================            ================

NET ASSET VALUE, per share ............................................     $          21.55            $          22.94
                                                                            ================            ================
Number of shares outstanding (unlimited number of shares ..............
   authorized, par value $0.01 per share) .............................              189,928                     350,002
                                                                            ================            ================
Investments, at cost ..................................................     $      4,024,216            $      7,497,454
                                                                            ================            ================
Foreign currency, at cost (proceeds) ..................................     $         (2,708)           $            831
                                                                            ================            ================
Securities on loan, at value ..........................................     $             --            $             --
                                                                            ================            ================


Page 72                 See Notes to Financial Statements

        FIRST TRUST              FIRST TRUST              FIRST TRUST                                       FIRST TRUST
          NASDAQ                NASDAQ GLOBAL              ISE CLOUD               FIRST TRUST                NASDAQ
        SMARTPHONE                  AUTO                   COMPUTING              INTERNATIONAL            CYBERSECURITY
        INDEX FUND               INDEX FUND               INDEX FUND                 IPO ETF                    ETF
          (FONE)                   (CARZ)                   (SKYY)                   (FPXI)                   (CIBR)
   ---------------------    ---------------------    ---------------------    ---------------------    ---------------------

      $    10,681,935          $    22,353,545          $   623,865,953          $     2,732,642          $   102,578,493
                3,179                   12,976                5,988,587                    5,501                    9,973
                  635                       --                       --                      886                  263,156
                   --                       --                       --                       --                       --

                   --                       --                       --                       --                       --
                1,023                   26,695                  117,129                      346                    4,693
                8,584                   73,941                       --                    9,726                    7,646
                   --                       --                       --                       --                       --
                  250                    5,507                   52,867                       --                       --
                   --                       --                       --                       --                       --
                   --                       --                       --                       --                       --
      ---------------          ---------------          ---------------          ---------------          ---------------
           10,695,606               22,472,664              630,024,536                2,749,101              102,863,961
      ---------------          ---------------          ---------------          ---------------          ---------------

                   --                       --                       --                       --                       --
                   --                    1,111                    1,301                       --                       --

                   --                       --                       --                       --                       --
                   --                       --                5,354,954                       --                       --
                   --                       --                       --                       --                       --
                5,844                   12,629                  281,919                    1,564                   49,150
                   --                       --                       --                       --                       --
                   --                       --                       --                       --                       --
                   --                       --                       --                       --                       --
                   --                       --                       --                       --                       --
              365,970                  753,480               36,744,503                       --                       --
                   --                       --                       --                       --                       --
      ---------------          ---------------          ---------------          ---------------          ---------------
              371,814                  767,220               42,382,677                    1,564                   49,150
      ---------------          ---------------          ---------------          ---------------          ---------------

      $    10,323,792          $    21,705,444          $   587,641,859          $     2,747,537          $   102,814,811
      ===============          ===============          ===============          ===============          ===============

      $     9,444,172          $    28,045,792          $   524,255,516          $     2,807,570          $   103,086,722
                2,500                    6,500                  172,000                    1,000                   52,000
               13,019                   81,968                       --                    9,250                  (23,102)

           (1,266,395)              (2,602,500)             (21,731,318)                (291,224)              (7,520,645)

            2,130,496               (3,826,316)              84,945,661                  220,941                7,219,836
      ---------------          ---------------          ---------------          ---------------          ---------------
      $    10,323,792          $    21,705,444          $   587,641,859          $     2,747,537          $   102,814,811
      ===============          ===============          ===============          ===============          ===============

      $         41.29          $         33.39          $         34.17          $         27.47          $         19.77
      ===============          ===============          ===============          ===============          ===============

              250,002                  650,002               17,200,002                  100,002                5,200,002
      ===============          ===============          ===============          ===============          ===============
      $     8,551,387          $    26,180,162          $   538,921,089          $     2,511,672          $    95,363,238
      ===============          ===============          ===============          ===============          ===============
      $           635          $        (1,108)         $        (1,312)         $           850          $       259,072
      ===============          ===============          ===============          ===============          ===============
      $       353,019          $       750,830          $    36,399,173          $            --          $            --
      ===============          ===============          ===============          ===============          ===============


                        See Notes to Financial Statements                Page 73

FIRST TRUST EXCHANGE-TRADED FUND II

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED SEPTEMBER 30, 2016

                                                                                                          FIRST TRUST
                                                                              FIRST TRUST               FTSE EPRA/NAREIT
                                                                           STOXX(R) EUROPEAN           DEVELOPED MARKETS
                                                                            SELECT DIVIDEND               REAL ESTATE
                                                                               INDEX FUND                  INDEX FUND
                                                                                 (FDD)                       (FFR)
                                                                         ----------------------      ----------------------
INVESTMENT INCOME:
Dividends..............................................................     $      9,245,653            $      2,865,149
Interest...............................................................                1,078                         889
Securities lending income (net of fees)................................                   --                          --
Foreign tax withholding................................................             (648,838)                   (131,579)
                                                                            ----------------            ----------------
   Total investment income ............................................            8,597,893                   2,734,459
                                                                            ----------------            ----------------

EXPENSES:
Investment advisory fees...............................................              657,512                     349,411
Licensing fees.........................................................               98,057                     104,823
Accounting and administration fees.....................................               81,762                      56,181
Printing fees..........................................................               34,926                      19,190
Custodian fees.........................................................               29,984                      36,570
Audit and tax fees.....................................................               23,306                      26,881
Expenses previously waived or reimbursed...............................               20,633                          --
Legal fees.............................................................                8,839                       5,126
Transfer agent fees....................................................                8,219                       4,368
Trustees' fees and expenses............................................                8,000                       7,732
Listing fees...........................................................                7,101                       7,102
Registration and filing fees...........................................                  363                          --
Excise tax.............................................................                   --                          --
Foreign capital gains tax..............................................                   --                          --
Other expenses.........................................................                7,566                       9,149
                                                                            ----------------            ----------------
   Total expenses .....................................................              986,268                     626,533
   Less fees waived and expenses reimbursed by
      the investment advisor ..........................................                   --                    (102,416)
                                                                            ----------------            ----------------
   Net expenses .......................................................              986,268                     524,117
                                                                            ----------------            ----------------
NET INVESTMENT INCOME (LOSS)...........................................            7,611,625                   2,210,342
                                                                            ----------------            ----------------

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Investments ........................................................           (1,983,480)                    429,256
   In-kind redemptions ................................................              984,003                   9,299,039
   Foreign currency transactions ......................................             (159,225)                     (2,698)
                                                                            ----------------            ----------------
Net realized gain (loss)...............................................           (1,158,702)                  9,725,597
                                                                            ----------------            ----------------
Net change in unrealized appreciation (depreciation) on:
   Investments ........................................................              170,208                    (193,242)
   Foreign currency translations ......................................               32,505                       2,040
                                                                            ----------------            ----------------
Net change in unrealized appreciation (depreciation)...................              202,713                    (191,202)
                                                                            ----------------            ----------------

NET REALIZED AND UNREALIZED GAIN (LOSS)................................             (955,989)                  9,534,395
                                                                            ----------------            ----------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS.....................................................     $      6,655,636            $     11,744,737
                                                                            ================            ================


(a) Fund is subject to a unitary fee (see Note 3 in the Notes to Financial Statements).


Page 74                  See Notes to Financial Statements

                                                          FIRST TRUST              FIRST TRUST
        FIRST TRUST              FIRST TRUST              ISE GLOBAL             NASDAQ(R) CLEAN            FIRST TRUST
     DOW JONES GLOBAL            ISE GLOBAL               ENGINEERING          EDGE(R) SMART GRID          INDXX GLOBAL
      SELECT DIVIDEND            WIND ENERGY           AND CONSTRUCTION          INFRASTRUCTURE          NATURAL RESOURCES
        INDEX FUND               INDEX FUND               INDEX FUND               INDEX FUND               INCOME ETF
           (FGD)                    (FAN)                    (FLM)                   (GRID)                   (FTRI)
   ---------------------    ---------------------    ---------------------    ---------------------    ---------------------

      $    20,014,636          $     1,405,269          $       406,829          $       220,549          $       481,307
                2,546                       68                       --                       --                       --
                   --                    1,015                    7,436                   19,548                       --
           (1,423,191)                (110,592)                 (32,011)                 (12,022)                 (51,556)
      ---------------          ---------------          ---------------          ---------------          ---------------
           18,593,991                1,295,760                  382,254                  228,075                  429,751
      ---------------          ---------------          ---------------          ---------------          ---------------


            1,425,591                  215,961                   56,492                   46,379                   81,273 (a)
              213,570                   53,990                   14,123                   10,435                       --
              176,033                   29,752                   11,458                    7,828                       --
               67,257                   18,534                    5,526                    5,503                       --
               99,665                   28,285                   11,051                    8,079                       --
               26,881                   26,131                   26,131                   26,131                       --
                   --                       --                       --                       --                       --
               18,016                    3,320                      925                      659                       --
               17,820                    2,700                      706                      580                       --
                8,719                    7,515                    7,424                    7,393                       --
                7,101                    7,005                    7,005                    6,868                       --
                   --                       --                       --                       --                       --
                   --                       --                       --                       --                       --
                   --                       --                       --                       --                       --
               14,774                    5,096                    5,303                    3,862                       --
      ---------------          ---------------          ---------------          ---------------          ---------------
            2,075,427                  398,289                  146,144                  123,717                   81,273

                   --                 (74,347)                  (47,282)                 (42,554)                      --
      ---------------          ---------------          ---------------          ---------------          ---------------
            2,075,427                  323,942                   98,862                   81,163                   81,273
      ---------------          ---------------          ---------------          ---------------          ---------------
           16,518,564                  971,818                  283,392                  146,912                  348,478
      ---------------          ---------------          ---------------          ---------------          ---------------



          (21,059,014)                (214,794)                (614,867)                (173,888)             (14,378,757)
           (1,579,449)                      --                  380,624                  174,881                   81,325
              (22,475)                 (16,989)                   1,841                  (10,101)                   4,560
      ---------------          ---------------          ---------------          ---------------          ---------------
          (22,660,938)                (231,783)                (232,402)                  (9,108)             (14,292,872)
      ---------------          ---------------          ---------------          ---------------          ---------------

           51,019,040               13,376,851                1,699,195                2,409,666               13,891,729
               19,675                    2,039                    1,585                   (1,607)                     (52)
      ---------------          ---------------          ---------------          ---------------          ---------------
           51,038,715               13,378,890                1,700,780                2,408,059               13,891,677
      ---------------          ---------------          ---------------          ---------------          ---------------

           28,377,777               13,147,107                1,468,378                2,398,951                 (401,195)
      ---------------          ---------------          ---------------          ---------------          ---------------


      $    44,896,341          $    14,118,925          $     1,751,770          $     2,545,863          $       (52,717)
      ===============          ===============          ===============          ===============          ===============


                        See Notes to Financial Statements                Page 75

FIRST TRUST EXCHANGE-TRADED FUND II

FOR THE YEAR ENDED SEPTEMBER 30, 2016

                                                                                FIRST TRUST
                                                                               INDXX GLOBAL                 FIRST TRUST
                                                                                AGRICULTURE                    BICK
                                                                                    ETF                     INDEX FUND
                                                                                  (FTAG)                      (BICK)
                                                                         ----------------------      ----------------------
INVESTMENT INCOME:
Dividends..............................................................     $        119,073            $        162,026
Interest...............................................................                   --                          --
Securities lending income (net of fees)................................                   --                          --
Foreign tax withholding................................................              (10,319)                    (10,173)
                                                                            ----------------            ----------------
   Total investment income ............................................              108,754                     151,853
                                                                            ----------------            ----------------

EXPENSES:
Investment advisory fees...............................................               30,986 (a)                  48,300 (a)
Licensing fees.........................................................                   --                          --
Accounting and administration fees.....................................                   --                          --
Printing fees..........................................................                   --                          --
Custodian fees.........................................................                   --                          --
Audit and tax fees.....................................................                   --                          --
Expenses previously waived or reimbursed...............................                   --                          --
Legal fees.............................................................                   --                          --
Transfer agent fees....................................................                   --                          --
Trustees' fees and expenses............................................                   --                          --
Listing fees...........................................................                   --                          --
Registration and filing fees...........................................                   --                          --
Excise tax.............................................................                   --                          --
Foreign capital gains tax..............................................                  899                          --
Other expenses.........................................................                   --                          --
                                                                            ----------------            ----------------
   Total expenses .....................................................               31,885                      48,300
   Less fees waived and expenses reimbursed by
      the investment advisor ..........................................                   --                          --
                                                                            ----------------            ----------------
   Net expenses .......................................................               31,885                      48,300
                                                                            ----------------            ----------------
NET INVESTMENT INCOME (LOSS)...........................................               76,869                     103,553
                                                                            ----------------            ----------------

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Investments ........................................................           (6,310,613)                   (722,490)
   In-kind redemptions ................................................               16,534                      60,694
   Foreign currency transactions ......................................                 (996)                       (106)
                                                                            ----------------            ----------------
Net realized gain (loss)...............................................           (6,295,075)                   (661,902)
                                                                            ----------------            ----------------
Net change in unrealized appreciation (depreciation) on:
   Investments ........................................................            5,189,701                   2,193,717
   Foreign currency translations ......................................                 (267)                        121
                                                                            ----------------            ----------------
Net change in unrealized appreciation (depreciation)...................            5,189,434                   2,193,838
                                                                            ----------------            ----------------

NET REALIZED AND UNREALIZED GAIN (LOSS)................................           (1,105,641)                  1,531,936
                                                                            ----------------            ----------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS.....................................................     $     (1,028,772)           $      1,635,489
                                                                            ================            ================


(a) Fund is subject to a unitary fee (see Note 3 in the Notes to Financial Statements).


Page 76                 See Notes to Financial Statements

        FIRST TRUST              FIRST TRUST              FIRST TRUST                                       FIRST TRUST
          NASDAQ                NASDAQ GLOBAL              ISE CLOUD               FIRST TRUST                NASDAQ
        SMARTPHONE                  AUTO                   COMPUTING              INTERNATIONAL            CYBERSECURITY
        INDEX FUND               INDEX FUND               INDEX FUND                 IPO ETF                    ETF
          (FONE)                   (CARZ)                   (SKYY)                   (FPXI)                   (CIBR)
   ---------------------    ---------------------    ---------------------    ---------------------    ---------------------

      $       208,604          $       872,501          $     5,724,463          $        50,982          $     1,861,467
                   --                       --                       --                       --                       --
                5,630                   38,541                  125,088                       --                       --
              (19,284)                 (75,814)                (116,722)                  (4,285)                 (11,573)
      ---------------          ---------------          ---------------          ---------------          ---------------
              194,950                  835,228                5,732,829                   46,697                1,849,894
      ---------------          ---------------          ---------------          ---------------          ---------------


               74,039 (a)              204,364 (a)            3,159,617 (a)               11,063 (a)              563,534 (a)
                   --                       --                       --                       --                       --
                   --                       --                       --                       --                       --
                   --                       --                       --                       --                       --
                   --                       --                       --                       --                       --
                   --                       --                       --                       --                       --
                   --                       --                       --                       --                       --
                   --                       --                       --                       --                       --
                   --                       --                       --                       --                       --
                   --                       --                       --                       --                       --
                   --                       --                       --                       --                       --
                   --                       --                       --                       --                       --
                   --                       --                       --                      124                       --
                   --                       --                       --                       --                       --
                   --                       --                       --                       --                       --
      ---------------          ---------------          ---------------          ---------------          ---------------
               74,039                  204,364                3,159,617                   11,187                  563,534

                   --                       --                       --                       --                       --
      ---------------          ---------------          ---------------          ---------------          ---------------
               74,039                  204,364                3,159,617                   11,187                  563,534
      ---------------          ---------------          ---------------          ---------------          ---------------
              120,911                  630,864                2,573,212                   35,510                1,286,360
      ---------------          ---------------          ---------------          ---------------          ---------------



              (88,053)              (1,535,817)             (14,361,005)                (146,431)              (7,444,066)
              477,927                 (734,970)              42,872,037                       --                1,501,391
                 (597)                  11,415                  (15,804)                     (43)                 (12,542)
      ---------------          ---------------          ---------------          ---------------          ---------------
              389,277               (2,259,372)              28,495,228                 (146,474)              (5,955,217)
      ---------------          ---------------          ---------------          ---------------          ---------------

            1,326,399                1,265,107               72,391,466                  367,821               16,776,470
                  161                      299                    2,265                     (20)                    4,580
      ---------------          ---------------          ---------------          ---------------          ---------------
            1,326,560                1,265,406               72,393,731                  367,801               16,781,050
      ---------------          ---------------          ---------------          ---------------          ---------------

            1,715,837                 (993,966)             100,888,959                  221,327               10,825,833
      ---------------          ---------------          ---------------          ---------------          ---------------


      $     1,836,748          $      (363,102)         $   103,462,171          $       256,837          $    12,112,193
      ===============          ===============          ===============          ===============          ===============


                        See Notes to Financial Statements                Page 77

FIRST TRUST EXCHANGE-TRADED FUND II

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                               FIRST TRUST
                                                                                            STOXX(R) EUROPEAN
                                                                                             SELECT DIVIDEND
                                                                                                INDEX FUND
                                                                                                  (FDD)
                                                                            --------------------------------------------------
                                                                                   For the                     For the
                                                                                  Year Ended                  Year Ended
                                                                                  9/30/2016                   9/30/2015
                                                                            ----------------------      ----------------------
OPERATIONS:
   Net investment income (loss)...........................................      $    7,611,625              $    8,235,838
   Net realized gain (loss)...............................................          (1,158,702)                 (5,843,257)
   Net change in unrealized appreciation (depreciation)...................             202,713                 (19,358,491)
                                                                                --------------              --------------
   Net increase (decrease) in net assets resulting
      from operations.....................................................           6,655,636                 (16,965,910)
                                                                                --------------              --------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income..................................................          (7,594,277)                 (8,201,944)
                                                                                --------------              --------------

SHAREHOLDER TRANSACTIONS:
   Proceeds from shares sold..............................................          21,827,278                  64,636,030
   Cost of shares redeemed................................................         (21,149,284)                (41,197,802)
                                                                                --------------              --------------
   Net increase (decrease) in net assets resulting
      from shareholder transactions.......................................             677,994                  23,438,228
                                                                                --------------              --------------
   Total increase (decrease) in net assets................................            (260,647)                 (1,729,626)

NET ASSETS:
   Beginning of period....................................................         165,750,750                 167,480,376
                                                                                --------------              --------------
   End of period..........................................................      $  165,490,103              $  165,750,750
                                                                                ==============              ==============
   Accumulated net investment income (loss)
      at end of period....................................................      $       11,625              $      153,502
                                                                                ==============              ==============

CHANGES IN SHARES OUTSTANDING:
   Shares outstanding, beginning of period................................          13,903,334                  12,403,334
   Shares sold............................................................           1,850,000                   4,800,000
   Shares adjusted as a result of reverse share split (See Note 4)........                  --                          --
   Shares redeemed........................................................          (1,750,000)                 (3,300,000)
                                                                                --------------              --------------
   Shares outstanding, end of period......................................          14,003,334                  13,903,334
                                                                                ==============              ==============


Page 78                 See Notes to Financial Statements

              FIRST TRUST                                FIRST TRUST                               FIRST TRUST
            FTSE EPRA/NAREIT                              DOW JONES                                    ISE
     DEVELOPED MARKETS REAL ESTATE                 GLOBAL SELECT DIVIDEND                      GLOBAL WIND ENERGY
               INDEX FUND                                INDEX FUND                                INDEX FUND
                 (FFR)                                      (FGD)                                     (FAN)
----------------------------------------   ---------------------------------------   ---------------------------------------
     For the               For the              For the              For the              For the              For the
    Year Ended            Year Ended           Year Ended           Year Ended           Year Ended           Year Ended
    9/30/2016             9/30/2015            9/30/2016            9/30/2015            9/30/2016            9/30/2015
------------------    ------------------   ------------------   ------------------   ------------------   ------------------

 $      2,210,342      $      3,034,116     $     16,518,564     $     24,558,318     $        971,818     $      1,246,949
        9,725,597             5,040,093          (22,660,938)           3,575,710             (231,783)          (1,291,619)
         (191,202)           (4,478,864)          51,038,715         (102,879,130)          13,378,890           (7,737,713)
 ----------------      ----------------     ----------------     ----------------     ----------------     ----------------

       11,744,737             3,595,345           44,896,341          (74,745,102)          14,118,925           (7,782,383)
 ----------------      ----------------     ----------------     ----------------     ----------------     ----------------


       (1,664,032)           (3,347,582)         (15,833,927)         (25,805,512)          (1,049,315)          (1,408,061)
 ----------------      ----------------     ----------------     ----------------     ----------------     ----------------


               --             6,952,593                   --          121,307,517           34,067,365            7,738,192
      (36,899,124)          (17,693,305)         (92,439,347)        (175,503,628)                  --          (45,334,299)
 ----------------      ----------------     ----------------     ----------------     ----------------     ----------------

      (36,899,124)          (10,740,712)         (92,439,347)         (54,196,111)          34,067,365          (37,596,107)
 ----------------      ----------------     ----------------     ----------------     ----------------     ----------------
      (26,818,419)          (10,492,949)         (63,376,933)        (154,746,725)          47,136,975          (46,786,551)


       98,394,251           108,887,200          407,444,993          562,191,718           39,958,935           86,745,486
 ----------------      ----------------     ----------------     ----------------     ----------------     ----------------
 $     71,575,832      $     98,394,251     $    344,068,060     $    407,444,993     $     87,095,910     $     39,958,935
 ================      ================     ================     ================     ================     ================

 $       (378,939)     $     (1,650,569)    $        960,331     $        298,169     $      1,825,696     $         22,597
 ================      ================     ================     ================     ================     ================


        2,400,002             2,650,002           18,850,002           21,100,002            3,850,002            7,500,002
               --               150,000                   --            4,750,000            2,700,000              650,000
               --                    --                   --                   --                   --                   --
         (850,000)             (400,000)          (4,200,000)          (7,000,000)                  --           (4,300,000)
 ----------------      ----------------     ----------------     ----------------     ----------------     ----------------
        1,550,002             2,400,002           14,650,002           18,850,002            6,550,002            3,850,002
 ================      ================     ================     ================     ================     ================


                        See Notes to Financial Statements                Page 79

FIRST TRUST EXCHANGE-TRADED FUND II

                                                                                               FIRST TRUST
                                                                                                ISE GLOBAL
                                                                                       ENGINEERING AND CONSTRUCTION
                                                                                                INDEX FUND
                                                                                                  (FLM)
                                                                            --------------------------------------------------
                                                                                   For the                     For the
                                                                                  Year Ended                  Year Ended
                                                                                  9/30/2016                   9/30/2015
                                                                            ----------------------      ----------------------
OPERATIONS:
   Net investment income (loss)...........................................      $      283,392              $      165,260
   Net realized gain (loss)...............................................            (232,402)                 (1,370,314)
   Net change in unrealized appreciation (depreciation)...................           1,700,780                     165,829
                                                                                --------------              --------------
   Net increase (decrease) in net assets resulting
      from operations.....................................................           1,751,770                  (1,039,225)
                                                                                --------------              --------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income..................................................            (287,612)                   (139,581)
                                                                                --------------              --------------

SHAREHOLDER TRANSACTIONS:
   Proceeds from shares sold..............................................                  --                   4,507,454
   Cost of shares redeemed................................................          (2,336,235)                 (4,710,177)
                                                                                --------------              --------------
   Net increase (decrease) in net assets resulting
      from shareholder transactions.......................................          (2,336,235)                   (202,723)
                                                                                --------------              --------------
   Total increase (decrease) in net assets................................            (872,077)                 (1,381,529)

NET ASSETS:
   Beginning of period....................................................          15,459,853                  16,841,382
                                                                                --------------              --------------
   End of period..........................................................      $   14,587,776              $   15,459,853
                                                                                ==============              ==============
   Accumulated net investment income (loss)
      at end of period....................................................      $       19,865              $       22,244
                                                                                ==============              ==============

CHANGES IN SHARES OUTSTANDING:
   Shares outstanding, beginning of period................................             350,002                     350,002
   Shares sold............................................................                  --                     100,000
   Shares adjusted as a result of reverse share split (See Note 4)........                  --                          --
   Shares redeemed........................................................             (50,000)                   (100,000)
                                                                                --------------              --------------
   Shares outstanding, end of period......................................             300,002                     350,002
                                                                                ==============              ==============


(a) Share amounts have been adjusted to reflect the 1-for-5 reverse share split that was effective May 2, 2016.


Page 80                 See Notes to Financial Statements

              FIRST TRUST                                FIRST TRUST
        NASDAQ(R) CLEAN EDGE(R)                         INDXX GLOBAL                               FIRST TRUST
       SMART GRID INFRASTRUCTURE                      NATURAL RESOURCES                           INDXX GLOBAL
               INDEX FUND                                INCOME ETF                              AGRICULTURE ETF
                 (GRID)                                    (FTRI)                                    (FTAG)
----------------------------------------   ---------------------------------------   ---------------------------------------
     For the               For the              For the              For the              For the              For the
    Year Ended            Year Ended           Year Ended           Year Ended           Year Ended           Year Ended
    9/30/2016             9/30/2015            9/30/2016            9/30/2015            9/30/2016            9/30/2015
------------------    ------------------   ------------------   ------------------   ------------------   ------------------

 $        146,912      $        133,366     $        348,478     $        249,309     $         76,869     $        107,983
           (9,108)              463,799          (14,292,872)          (8,515,191)          (6,295,075)          (3,023,145)
        2,408,059            (1,806,629)          13,891,677           (4,505,248)           5,189,434           (2,839,323)
 ----------------      ----------------     ----------------     ----------------     ----------------     ----------------

        2,545,863            (1,209,464)             (52,717)         (12,771,130)          (1,028,772)          (5,754,485)
 ----------------      ----------------     ----------------     ----------------     ----------------     ----------------


         (138,356)             (128,471)            (359,251)            (222,530)             (55,075)            (182,070)
 ----------------      ----------------     ----------------     ----------------     ----------------     ----------------


        1,795,665             1,784,568              868,658            9,152,420              640,108              999,338
       (1,521,539)           (3,564,537)          (2,436,027)         (10,001,704)            (842,917)            (359,749)
 ----------------      ----------------     ----------------     ----------------     ----------------     ----------------

          274,126            (1,779,969)          (1,567,369)            (849,284)            (202,809)             639,589
 ----------------      ----------------     ----------------     ----------------     ----------------     ----------------
        2,681,633            (3,117,904)          (1,979,337)         (13,842,944)          (1,286,656)          (5,296,966)


       11,033,624            14,151,528           12,642,683           26,485,627            5,379,703           10,676,669
 ----------------      ----------------     ----------------     ----------------     ----------------     ----------------
 $     13,715,257      $     11,033,624     $     10,663,346     $     12,642,683     $      4,093,047     $      5,379,703
 ================      ================     ================     ================     ================     ================

 $         23,061      $         19,461     $         13,990     $         20,203     $          6,358     $        (15,605)
 ================      ================     ================     ================     ================     ================


          350,002               400,002            1,150,002            1,250,002              200,000              190,000  (a)
           50,000                50,000              100,000              500,000              150,000               20,000  (a)
               --                    --                   --                   --               39,928                   --
          (50,000)             (100,000)            (250,000)            (600,000)            (200,000)             (10,000) (a)
 ----------------      ----------------     ----------------     ----------------     ----------------     ----------------
          350,002               350,002            1,000,002            1,150,002              189,928              200,000
 ================      ================     ================     ================     ================     ================


                        See Notes to Financial Statements                Page 81

FIRST TRUST EXCHANGE-TRADED FUND II

                                                                                               FIRST TRUST
                                                                                                   BICK
                                                                                                INDEX FUND
                                                                                                  (BICK)
                                                                            --------------------------------------------------
                                                                                   For the                     For the
                                                                                  Year Ended                  Year Ended
                                                                                  9/30/2016                   9/30/2015
                                                                            ----------------------      ----------------------
OPERATIONS:
   Net investment income (loss)...........................................      $      103,553              $      154,476
   Net realized gain (loss)...............................................            (661,902)                 (1,085,425)
   Net change in unrealized appreciation (depreciation)...................           2,193,838                  (2,121,885)
                                                                                --------------              --------------
   Net increase (decrease) in net assets resulting
      from operations.....................................................           1,635,489                  (3,052,834)
                                                                                --------------              --------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income..................................................            (108,251)                   (176,845)
                                                                                --------------              --------------

SHAREHOLDER TRANSACTIONS:
   Proceeds from shares sold..............................................                  --                   1,246,188
   Cost of shares redeemed................................................          (1,001,115)                 (8,094,394)
                                                                                --------------              --------------
   Net increase (decrease) in net assets resulting
      from shareholder transactions.......................................          (1,001,115)                 (6,848,206)
                                                                                --------------              --------------
   Total increase (decrease) in net assets................................             526,123                 (10,077,885)

NET ASSETS:
   Beginning of period....................................................           7,503,115                  17,581,000
                                                                                --------------              --------------
   End of period..........................................................         $ 8,029,238                 $ 7,503,115
                                                                                ==============              ==============
   Accumulated net investment income (loss)
      at end of period....................................................      $        4,804              $        1,364
                                                                                ==============              ==============

CHANGES IN SHARES OUTSTANDING:
   Shares outstanding, beginning of period................................             400,002                     700,002
   Shares sold............................................................                  --                      50,000
   Shares adjusted as a result of reverse share split (See Note 4)........                  --                          --
   Shares redeemed........................................................             (50,000)                   (350,000)
                                                                                --------------              --------------
   Shares outstanding, end of period......................................             350,002                     400,002
                                                                                ==============              ==============


Page 82                 See Notes to Financial Statements

              FIRST TRUST                                FIRST TRUST                               FIRST TRUST
                 NASDAQ                                    NASDAQ                                      ISE
               SMARTPHONE                                GLOBAL AUTO                             CLOUD COMPUTING
               INDEX FUND                                INDEX FUND                                INDEX FUND
                 (FONE)                                    (CARZ)                                    (SKYY)
----------------------------------------   ---------------------------------------   ---------------------------------------
     For the               For the              For the              For the              For the              For the
    Year Ended            Year Ended           Year Ended           Year Ended           Year Ended           Year Ended
    9/30/2016             9/30/2015            9/30/2016            9/30/2015            9/30/2016            9/30/2015
------------------    ------------------   ------------------   ------------------   ------------------   ------------------

 $        120,911      $        107,387     $        630,864     $        476,582     $      2,573,212     $      1,314,355
          389,277               624,714           (2,259,372)           3,623,757           28,495,228           18,152,026
        1,326,560            (1,209,385)           1,265,406           (8,625,254)          72,393,731          (13,775,470)
 ----------------      ----------------     ----------------     ----------------     ----------------     ----------------

        1,836,748              (477,284)            (363,102)          (4,524,915)         103,462,171            5,690,911
 ----------------      ----------------     ----------------     ----------------     ----------------     ----------------


         (118,131)             (103,321)            (646,102)            (507,046)          (2,696,925)          (1,374,745)
 ----------------      ----------------     ----------------     ----------------     ----------------     ----------------


               --                    --            5,555,826            5,836,355          135,063,692          191,542,480
       (1,873,411)                   --          (14,632,303)         (33,494,043)        (118,477,728)         (67,319,015)
 ----------------      ----------------     ----------------     ----------------     ----------------     ----------------

       (1,873,411)                   --           (9,076,477)         (27,657,688)          16,585,964          124,223,465
 ----------------      ----------------     ----------------     ----------------     ----------------     ----------------
         (154,794)             (580,605)         (10,085,681)         (32,689,649)         117,351,210          128,539,631


       10,478,586            11,059,191           31,791,125           64,480,774          470,290,649          341,751,018
 ----------------      ----------------     ----------------     ----------------     ----------------     ----------------
 $     10,323,792      $     10,478,586     $     21,705,444     $     31,791,125     $    587,641,859     $    470,290,649
 ================      ================     ================     ================     ================     ================

 $         13,019      $          9,984     $         81,968     $         85,791     $             --     $             --
 ================      ================     ================     ================     ================     ================


          300,002               300,002              950,002            1,700,002           16,750,002           12,500,002
               --                    --              150,000              150,000            4,450,000            6,500,000
               --                    --                   --                   --                   --                   --
          (50,000)                   --             (450,000)            (900,000)          (4,000,000)          (2,250,000)
 ----------------      ----------------     ----------------     ----------------     ----------------     ----------------
          250,002               300,002              650,002              950,002           17,200,002           16,750,002
 ================      ================     ================     ================     ================     ================


                        See Notes to Financial Statements                Page 83

FIRST TRUST EXCHANGE-TRADED FUND II

                                                                                               FIRST TRUST
                                                                                              INTERNATIONAL
                                                                                                 IPO ETF
                                                                                                  (FPXI)
                                                                            --------------------------------------------------
                                                                                                            For the Period
                                                                                   For the                  11/4/2014 (b)
                                                                                  Year Ended                   through
                                                                                  9/30/2016                   9/30/2015
                                                                            ----------------------      ----------------------
OPERATIONS:
   Net investment income (loss)...........................................      $       35,510              $       18,980
   Net realized gain (loss)...............................................            (146,474)                   (141,373)
   Net change in unrealized appreciation (depreciation)...................             367,801                    (146,860)
                                                                                --------------              --------------
   Net increase (decrease) in net assets resulting
      from operations.....................................................             256,837                    (269,253)
                                                                                --------------              --------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income..................................................             (26,341)                    (19,216)
                                                                                --------------              --------------

SHAREHOLDER TRANSACTIONS:
   Proceeds from shares sold..............................................           1,254,777                   3,000,557
   Cost of shares redeemed................................................                  --                  (1,449,824)
                                                                                --------------              --------------
   Net increase (decrease) in net assets resulting
      from shareholder transactions.......................................           1,254,777                   1,550,733
                                                                                --------------              --------------
   Total increase (decrease) in net assets................................           1,485,273                   1,262,264

NET ASSETS:
   Beginning of period....................................................           1,262,264                          --
                                                                                --------------              --------------
   End of period..........................................................      $    2,747,537              $    1,262,264
                                                                                ==============              ==============
   Accumulated net investment income (loss)
      at end of period....................................................      $        9,250              $           --
                                                                                ==============              ==============

CHANGES IN SHARES OUTSTANDING:
   Shares outstanding, beginning of period................................              50,002                          --
   Shares sold............................................................              50,000                     100,002
   Shares adjusted as a result of reverse share split (See Note 4)........                  --                          --
   Shares redeemed........................................................                  --                     (50,000)
                                                                                --------------              --------------
   Shares outstanding, end of period......................................             100,002                      50,002
                                                                                ==============              ==============


(b) Inception date is November 4, 2014, which is consistent with the commencement of investment operations and is the date the initial creation units were established.

(c) Inception date is July 6, 2015, which is consistent with the commencement of investment operations and is the date the initial creation units were established.


Page 84                 See Notes to Financial Statements

              FIRST TRUST
                 NASDAQ
           CYBERSECURITY ETF
                 (CIBR)
----------------------------------------
                        For the Period
     For the             7/6/2015 (c)
    Year Ended             through
    9/30/2016             9/30/2015
------------------    ------------------

 $      1,286,360      $        (39,697)
       (5,955,217)             (788,581)
       16,781,050            (9,561,214)
 ----------------      ----------------

       12,112,193           (10,389,492)
 ----------------      ----------------


       (1,316,471)                   --
 ----------------      ----------------


       32,609,590            90,142,784
      (20,343,793)                   --
 ----------------      ----------------

       12,265,797            90,142,784
 ----------------      ----------------
       23,061,519            79,753,292


       79,753,292                    --
 ----------------      ----------------
 $    102,814,811      $     79,753,292
 ================      ================

 $        (23,102)     $             --
 ================      ================


        4,650,002                    --
        1,800,000             4,650,002
               --                    --
       (1,250,000)                   --
 ----------------      ----------------
        5,200,002             4,650,002
 ================      ================


                       See Notes to Financial Statements                Page 85

FIRST TRUST EXCHANGE-TRADED FUND II

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST STOXX(R) EUROPEAN SELECT DIVIDEND INDEX FUND (FDD)

                                                                             YEAR ENDED SEPTEMBER 30,
                                                        -------------------------------------------------------------------
                                                           2016          2015          2014          2013          2012
                                                        -----------   -----------   -----------   -----------   -----------
Net asset value, beginning of period                     $   11.92     $   13.50     $   12.94     $   11.89     $   11.63
                                                         ---------     ---------     ---------     ---------     ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                  0.55          0.55          0.58          0.46          0.64
Net realized and unrealized gain (loss)                      (0.10)        (1.59)         0.57          1.06          0.23
                                                         ---------     ---------     ---------     ---------     ---------
Total from investment operations                              0.45         (1.04)         1.15          1.52          0.87
                                                         ---------     ---------     ---------     ---------     ---------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                        (0.55)        (0.54)        (0.59)        (0.47)        (0.61)
                                                         ---------     ---------     ---------     ---------     ---------
Net asset value, end of period                           $   11.82     $   11.92     $   13.50     $   12.94     $   11.89
                                                         =========     =========     =========     =========     =========
TOTAL RETURN (a)                                              3.88%        (7.90)%        8.68%        13.29%         7.73%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                     $ 165,490     $ 165,751     $ 167,480     $  58,292     $  16,088
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average
   net assets                                                 0.60%         0.60%         0.64%         0.90%         1.67%
Ratio of net expenses to average
   net assets                                                 0.60%         0.60%         0.60%         0.60%         0.60%
Ratio of net investment income (loss) to
   average net assets                                         4.63%         4.45%         4.90%         5.09%         5.98%
Portfolio turnover rate (b)                                     34%           33%           32%           32%           31%


FIRST TRUST FTSE EPRA/NAREIT DEVELOPED MARKETS REAL ESTATE INDEX FUND (FFR)


                                                                             YEAR ENDED SEPTEMBER 30,
                                                        -------------------------------------------------------------------
                                                           2016          2015          2014          2013          2012
                                                        -----------   -----------   -----------   -----------   -----------
Net asset value, beginning of period                     $   41.00     $   41.09     $   39.87     $   37.87     $   30.00
                                                         ---------     ---------     ---------     ---------     ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                  0.90          1.15          1.05          0.95          0.99
Net realized and unrealized gain (loss)                       5.20          0.11          1.27          2.80          7.96
                                                         ---------     ---------     ---------     ---------     ---------
Total from investment operations                              6.10          1.26          2.32          3.75          8.95
                                                         ---------     ---------     ---------     ---------     ---------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                        (0.92)        (1.35)        (1.10)        (1.75)        (1.08)
                                                         ---------     ---------     ---------     ---------     ---------
Net asset value, end of period                           $   46.18     $   41.00     $   41.09     $   39.87     $   37.87
                                                         =========     =========     =========     =========     =========
TOTAL RETURN (a)                                             14.95%         2.97%         5.86%        10.02%        30.22%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                     $  71,576     $  98,394     $ 108,887     $  99,664     $  96,565
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average
   net assets                                                 0.72%         0.71%        0.71%          0.68%         0.74%
Ratio of net expenses to average
   net assets                                                 0.60%         0.60%        0.60%          0.60%         0.60%
Ratio of net investment income (loss) to
   average net assets                                         2.53%         2.76%        2.45%          2.42%         2.67%
Portfolio turnover rate (b)                                      6%           10%          12%            13%            8%


(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(b) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


Page 86                 See Notes to Financial Statements

FIRST TRUST EXCHANGE-TRADED FUND II

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST DOW JONES GLOBAL SELECT DIVIDEND INDEX FUND (FGD)

                                                                             YEAR ENDED SEPTEMBER 30,
                                                        -------------------------------------------------------------------
                                                           2016          2015          2014          2013          2012
                                                        -----------   -----------   -----------   -----------   -----------
Net asset value, beginning of period                     $   21.62     $   26.64     $   25.62     $   23.57     $   21.09
                                                         ---------     ---------     ---------     ---------     ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                  1.07          1.21          1.21          1.18          1.16
Net realized and unrealized gain (loss)                       1.82         (4.97)         1.02          2.10          2.47
                                                         ---------     ---------     ---------     ---------     ---------
Total from investment operations                              2.89         (3.76)         2.23          3.28          3.63
                                                         ---------     ---------     ---------     ---------     ---------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                        (1.02)        (1.26)        (1.21)        (1.23)        (1.15)
                                                         ---------     ---------     ---------     ---------     ---------
Net asset value, end of period                           $   23.49     $   21.62     $   26.64     $   25.62     $   23.57
                                                         =========     =========     =========     =========     =========
TOTAL RETURN (a)                                             13.68%       (14.51)%        8.56%        14.39%        17.58%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                     $ 344,068     $ 407,445     $ 562,192     $ 358,618     $ 206,229
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average
   net assets                                                 0.58%         0.60%         0.60%         0.61%         0.63%
Ratio of net expenses to average
   net assets                                                 0.58%         0.60%         0.60%         0.60%         0.60%
Ratio of net investment income (loss) to
   average net assets                                         4.63%         4.71%         4.56%         5.19%         5.41%
Portfolio turnover rate (b)                                     43%           34%           33%           20%           21%


FIRST TRUST ISE GLOBAL WIND ENERGY INDEX FUND (FAN)


                                                                             YEAR ENDED SEPTEMBER 30,
                                                        -------------------------------------------------------------------
                                                           2016          2015          2014          2013          2012
                                                        -----------   -----------   -----------   -----------   -----------
Net asset value, beginning of period                     $   10.38     $   11.57     $   10.43     $    6.73     $    8.13
                                                         ---------     ---------     ---------     ---------     ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                  0.20          0.31          0.14          0.08          0.09
Net realized and unrealized gain (loss)                       2.93         (1.15)         1.14          3.71         (1.40)
                                                         ---------     ---------     ---------     ---------     ---------
Total from investment operations                              3.13         (0.84)         1.28          3.79         (1.31)
                                                         ---------     ---------     ---------     ---------     ---------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                        (0.21)        (0.35)        (0.14)        (0.09)        (0.09)
                                                         ---------     ---------     ---------     ---------     ---------
Net asset value, end of period                           $   13.30     $   10.38     $   11.57     $   10.43     $    6.73
                                                         =========     =========     =========     =========     =========
TOTAL RETURN (a)                                             30.42%        (7.37)%       12.17%        56.63%       (16.14)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                     $  87,096     $  39,959     $  86,745     $  64,142     $  20,862
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average
   net assets                                                 0.74%         0.75%         0.70%         0.84%         0.67%
Ratio of net expenses to average
   net assets                                                 0.60%         0.60%         0.60%         0.60%         0.60%
Ratio of net investment income (loss) to
   average net assets                                         1.80%         2.75%         1.23%         0.91%         1.12%
Portfolio turnover rate (b)                                     26%           25%           24%           19%           57%


(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(b) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


                        See Notes to Financial Statements                Page 87

FIRST TRUST EXCHANGE-TRADED FUND II

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST ISE GLOBAL ENGINEERING AND CONSTRUCTION INDEX FUND (FLM)

                                                                             YEAR ENDED SEPTEMBER 30,
                                                        -------------------------------------------------------------------
                                                           2016          2015          2014          2013          2012
                                                        -----------   -----------   -----------   -----------   -----------
Net asset value, beginning of period                     $   44.17     $   48.12     $   47.92     $   39.09     $   33.80
                                                         ---------     ---------     ---------     ---------     ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                  0.96          0.60          0.62          0.85          0.62
Net realized and unrealized gain (loss)                       4.46         (4.02)         0.42          8.83          5.38
                                                         ---------     ---------     ---------     ---------     ---------
Total from investment operations                              5.42         (3.42)         1.04          9.68          6.00
                                                         ---------     ---------     ---------     ---------     ---------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                        (0.96)        (0.53)        (0.84)        (0.85)        (0.71)
                                                         ---------     ---------     ---------     ---------     ---------
Net asset value, end of period                           $   48.63     $   44.17     $   48.12     $   47.92     $   39.09
                                                         =========     =========     =========     =========     =========
TOTAL RETURN (a)                                             12.40%        (7.19)%        2.06%        25.04%        17.93%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                     $  14,588     $  15,460     $  16,841     $  16,773     $  17,591
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average
   net assets                                                 1.03%         0.99%         0.87%         0.89%         0.71%
Ratio of net expenses to average
   net assets                                                 0.70%         0.70%         0.70%         0.70%         0.70%
Ratio of net investment income (loss) to
   average net assets                                         2.01%         1.21%         1.30%         1.77%         1.66%
Portfolio turnover rate (b)                                     28%           46%           41%           24%           22%


FIRST TRUST NASDAQ(R) CLEAN EDGE(R) SMART GRID INFRASTRUCTURE INDEX FUND (GRID)


                                                                             YEAR ENDED SEPTEMBER 30,
                                                        -------------------------------------------------------------------
                                                           2016          2015          2014          2013          2012
                                                        -----------   -----------   -----------   -----------   -----------
Net asset value, beginning of period                     $   31.52     $   35.38     $   33.83     $   28.95     $   24.25
                                                         ---------     ---------     ---------     ---------     ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                  0.42          0.38          0.51          0.48          0.26
Net realized and unrealized gain (loss)                       7.65         (3.88)         1.61          4.82          4.76
                                                         ---------     ---------     ---------     ---------     ---------
Total from investment operations                              8.07         (3.50)         2.12          5.30          5.02
                                                         ---------     ---------     ---------     ---------     ---------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                        (0.40)        (0.36)        (0.57)        (0.42)        (0.32)
                                                         ---------     ---------     ---------     ---------     ---------
Net asset value, end of period                           $   39.19     $   31.52     $   35.38     $   33.83     $   28.95
                                                         =========     =========     =========     =========     =========
TOTAL RETURN (a)                                             25.77%        (9.97)%        6.19%        18.44%        20.82%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                     $  13,715     $  11,034     $  14,152     $  11,841     $  13,026
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average
   net assets                                                 1.07%         0.99%         0.98%         1.11%         0.79%
Ratio of net expenses to average
   net assets                                                 0.70%         0.70%         0.70%         0.70%         0.70%
Ratio of net investment income (loss) to
   average net assets                                         1.27%         1.02%         1.45%         1.38%         0.78%
Portfolio turnover rate (b)                                     37%           18%           35%           44%           46%


(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(b) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


Page 88                 See Notes to Financial Statements

FIRST TRUST EXCHANGE-TRADED FUND II

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST INDXX GLOBAL NATURAL RESOURCES INCOME ETF (FTRI)

                                                                             YEAR ENDED SEPTEMBER 30,
                                                        -------------------------------------------------------------------
                                                           2016          2015          2014          2013          2012
                                                        -----------   -----------   -----------   -----------   -----------
Net asset value, beginning of period                     $   10.99     $   21.19     $   22.16     $   28.57     $   26.31
                                                         ---------     ---------     ---------     ---------     ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                  0.33          0.23          0.41          0.61          0.70
Net realized and unrealized gain (loss)                      (0.32)       (10.23)        (0.92)        (6.37)         2.95
                                                         ---------     ---------     ---------     ---------     ---------
Total from investment operations                              0.01        (10.00)        (0.51)        (5.76)         3.65
                                                         ---------     ---------     ---------     ---------     ---------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                        (0.34)        (0.20)        (0.41)        (0.65)        (1.39)
Return of capital                                               --            --         (0.05)           --            --
                                                         ---------     ---------     ---------     ---------     ---------
Total distributions                                          (0.34)        (0.20)        (0.46)        (0.65)        (1.39)
                                                         ---------     ---------     ---------     ---------     ---------
Net asset value, end of period                           $   10.66     $   10.99     $   21.19     $   22.16     $   28.57
                                                         =========     =========     =========     =========     =========
TOTAL RETURN (a)                                              0.20%       (47.50)%       (2.38)%      (20.27)%      13.82%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                     $  10,663     $  12,643     $  26,486     $  33,246     $  44,281
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average
   net assets                                                 0.70%         0.70%         0.71% (b)     0.70%         0.70%
Ratio of net expenses to average
   net assets                                                 0.70%         0.70%         0.71% (b)     0.70%         0.70%
Ratio of net investment income (loss) to
   average net assets                                         3.00%         1.27%         1.74%         2.34%         1.79%
Portfolio turnover rate (c)                                    179%           40%           28%           46%           46%


FIRST TRUST INDXX GLOBAL AGRICULTURE ETF (FTAG)


                                                                             YEAR ENDED SEPTEMBER 30,
                                                        -------------------------------------------------------------------
                                                           2016        2015 (d)      2014 (d)      2013 (d)      2012 (d)
                                                        -----------   -----------   -----------   -----------   -----------
Net asset value, beginning of period                     $   26.90     $   56.20     $   64.35     $   71.60     $   95.75
                                                         ---------     ---------     ---------     ---------     ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                  0.20          0.60          0.45          0.25          0.35
Net realized and unrealized gain (loss)                      (5.46)       (28.95)        (7.15)        (7.35)       (23.10)
                                                         ---------     ---------     ---------     ---------     ---------
Total from investment operations                             (5.26)       (28.35)        (6.70)        (7.10)       (22.75)
                                                         ---------     ---------     ---------     ---------     ---------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                        (0.09)        (0.95)        (1.45)        (0.15)        (1.40)
                                                         ---------     ---------     ---------     ---------     ---------
Net asset value, end of period                           $   21.55     $   26.90     $   56.20     $   64.35     $   71.60
                                                         =========     =========     =========     =========     =========
TOTAL RETURN (a)                                            (18.92)%      (51.20)%      (10.64)%       (9.84)%      (24.08)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                     $   4,093     $   5,380     $  10,677     $  11,586     $   8,589
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average
   net assets                                                 0.72% (e)     0.70%         0.72% (b)     0.70%         0.70%
Ratio of net expenses to average
   net assets                                                 0.72% (e)     0.70%         0.72% (b)     0.70%         0.70%
Ratio of net investment income (loss) to
   average net assets                                         1.74%         1.17%         0.46%         0.38%         0.50%
Portfolio turnover rate (c)                                    137%           40%           43%           46%           64%


(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(b) Includes excise tax. If this excise tax expense was not included, the expense ratio would have been 0.70%.

(c) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

(d) All per share amounts and net asset values have been adjusted to reflect the impact of the 1-for-5 reverse share split on May 2, 2016. The net asset values reported on September 30, 2015, 2014, 2013 and 2012 prior to the reverse share split restatement were $5.38, $11.24, $12.87 and $14.32, respectively.

(e) Includes foreign capital gains tax. If this tax expense was not included, the expense ratio would have been 0.70%.


                        See Notes to Financial Statements                Page 89

FIRST TRUST EXCHANGE-TRADED FUND II

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST BICK INDEX FUND (BICK)

                                                                             YEAR ENDED SEPTEMBER 30,
                                                        -------------------------------------------------------------------
                                                           2016          2015          2014          2013          2012
                                                        -----------   -----------   -----------   -----------   -----------
Net asset value, beginning of period                     $   18.76     $   25.12     $   23.65     $   23.91     $   22.21
                                                         ---------     ---------     ---------     ---------     ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                  0.28          0.32          0.35          0.41          0.35
Net realized and unrealized gain (loss)                       4.19         (6.34)         1.53         (0.26)         1.80
                                                         ---------     ---------     ---------     ---------     ---------
Total from investment operations                              4.47         (6.02)         1.88          0.15          2.15
                                                         ---------     ---------     ---------     ---------     ---------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                        (0.29)        (0.34)        (0.41)        (0.41)        (0.43)
Return of capital                                               --            --            --            --         (0.02)
                                                         ---------     ---------     ---------     ---------     ---------
Total distributions                                          (0.29)        (0.34)        (0.41)        (0.41)        (0.45)
                                                         ---------     ---------     ---------     ---------     ---------
Net asset value, end of period                           $   22.94       $ 18.76     $   25.12     $   23.65     $   23.91
                                                         =========     =========     =========     =========     =========
TOTAL RETURN (a)                                             23.99%       (24.15)%        7.92%         0.69%         9.78%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                     $   8,029     $   7,503     $  17,581     $  18,922     $  45,438
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average
   net assets                                                 0.64%         0.64%         0.64%         0.64%         0.64%
Ratio of net expenses to average
   net assets                                                 0.64%         0.64%         0.64%         0.64%         0.64%
Ratio of net investment income (loss) to
   average net assets                                         1.37%         1.17%         1.35%         1.39%         1.46%
Portfolio turnover rate (b)                                     59%           70%          126%           56%           55%


FIRST TRUST NASDAQ SMARTPHONE INDEX FUND (FONE)


                                                                             YEAR ENDED SEPTEMBER 30,
                                                        -------------------------------------------------------------------
                                                           2016          2015          2014          2013          2012
                                                        -----------   -----------   -----------   -----------   -----------
Net asset value, beginning of period                     $   34.93     $   36.86     $   32.10     $   23.11     $   22.51
                                                         ---------     ---------     ---------     ---------     ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                  0.47          0.36          0.43          0.35          0.23
Net realized and unrealized gain (loss)                       6.34         (1.95)         4.75          8.98          0.68
                                                         ---------     ---------     ---------     ---------     ---------
Total from investment operations                              6.81         (1.59)         5.18          9.33          0.91
                                                         ---------     ---------     ---------     ---------     ---------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                        (0.45)        (0.34)        (0.42)        (0.34)        (0.31)
                                                         ---------     ---------     ---------     ---------     ---------
Net asset value, end of period                           $   41.29     $   34.93     $   36.86     $   32.10     $   23.11
                                                         =========     =========     =========     =========     =========
TOTAL RETURN (a)                                             19.60%        (4.35)%       16.16%        40.61%         4.03%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                     $  10,324     $  10,479     $  11,059     $   9,629     $  12,712
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average
   net assets                                                 0.70%         0.70%         0.70%         0.70%         0.70%
Ratio of net expenses to average
   net assets                                                 0.70%         0.70%         0.70%         0.70%         0.70%
Ratio of net investment income (loss) to
   average net assets                                         1.14%         0.93%         1.22%         1.10%         0.89%
Portfolio turnover rate (b)                                     28%           28%           32%           23%           35%


(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(b) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


Page 90                 See Notes to Financial Statements

FIRST TRUST EXCHANGE-TRADED FUND II

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST NASDAQ GLOBAL AUTO INDEX FUND (CARZ)

                                                                             YEAR ENDED SEPTEMBER 30,
                                                        -------------------------------------------------------------------
                                                           2016          2015          2014          2013          2012
                                                        -----------   -----------   -----------   -----------   -----------
Net asset value, beginning of period                     $   33.46     $   37.93     $   38.75     $   24.52     $   22.51
                                                         ---------     ---------     ---------     ---------     ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                  0.80          0.64          0.51          0.29          0.22
Net realized and unrealized gain (loss)                      (0.09)        (4.50)        (0.84)        14.23          1.97
                                                         ---------     ---------     ---------     ---------     ---------
Total from investment operations                              0.71         (3.86)        (0.33)        14.52          2.19
                                                         ---------     ---------     ---------     ---------     ---------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                        (0.78)        (0.61)        (0.49)        (0.29)        (0.18)
                                                         ---------     ---------     ---------     ---------     ---------
Net asset value, end of period                           $   33.39     $   33.46     $   37.93     $   38.75     $   24.52
                                                         =========     =========     =========     =========     =========
TOTAL RETURN (a)                                              2.24%       (10.38)%       (0.92)%       59.44%         9.77%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                     $  21,705     $  31,791     $  64,481     $  46,504     $   4,904
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average
   net assets                                                 0.70%         0.70%         0.70%         0.70%         0.70%
Ratio of net expenses to average
   net assets                                                 0.70%         0.70%         0.70%         0.70%         0.70%
Ratio of net investment income (loss) to
   average net assets                                         2.16%         1.34%         1.35%         1.20%         1.04%
Portfolio turnover rate (b)                                     17%           18%           20%           33%           17%


FIRST TRUST ISE CLOUD COMPUTING INDEX FUND (SKYY)


                                                                             YEAR ENDED SEPTEMBER 30,
                                                        -------------------------------------------------------------------
                                                           2016          2015          2014          2013          2012
                                                        -----------   -----------   -----------   -----------   -----------
Net asset value, beginning of period                     $   28.08     $   27.34     $   24.60     $   19.87     $   15.93
                                                         ---------     ---------     ---------     ---------     ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                  0.15          0.09          0.02          0.01         (0.01)
Net realized and unrealized gain (loss)                       6.09          0.74          2.74          4.72          3.96
                                                         ---------     ---------     ---------     ---------     ---------
Total from investment operations                              6.24          0.83          2.76          4.73          3.95
                                                         ---------     ---------     ---------     ---------     ---------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                        (0.15)        (0.09)        (0.02)        (0.00) (c)       --
Net realized gain                                               --            --            --            --         (0.01)
                                                         ---------     ---------     ---------     ---------     ---------
Total distributions                                          (0.15)        (0.09)        (0.02)        (0.00) (c)    (0.01)
                                                         ---------     ---------     ---------     ---------     ---------
Net asset value, end of period                           $   34.17     $   28.08     $   27.34     $   24.60     $   19.87
                                                         =========     =========     =========     =========     =========z
TOTAL RETURN (a)                                             22.30%         3.04%        11.20%        23.82%        24.83%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                     $ 587,642     $ 470,291     $ 341,751     $ 122,976     $  76,488
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average
   net assets                                                 0.60%         0.60%         0.60%         0.60%         0.60%
Ratio of net expenses to average
   net assets                                                 0.60%         0.60%         0.60%         0.60%         0.60%
Ratio of net investment income (loss) to
   average net assets                                         0.49%         0.31%         0.10%         0.05%        (0.14)%
Portfolio turnover rate (b)                                     23%           25%           12%           22%           28%


(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(b) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

(c)   Amount represents less than $0.01 per share.


                        See Notes to Financial Statements                Page 91

FIRST TRUST EXCHANGE-TRADED FUND II

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST INTERNATIONAL IPO ETF (FPXI)

                                                          FOR THE PERIOD
                                                          11/4/2014 (a)
                                            YEAR ENDED       THROUGH
                                             9/30/2016      9/30/2015
                                            -----------   --------------
Net asset value, beginning of period         $   25.24      $    30.00
                                             ---------      ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                      0.51            0.37
Net realized and unrealized gain (loss)           2.14           (4.76)
                                             ---------      ----------
Total from investment operations                  2.65           (4.39)
                                             ---------      ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                            (0.42)          (0.37)
                                             ---------      ----------
Net asset value, end of period               $   27.47      $    25.24
                                             =========      ==========
TOTAL RETURN (b)                                 10.62%         (14.74)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)         $   2,748      $    1,262
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average
   net assets                                     0.71% (c)       0.70% (d)
Ratio of net expenses to average
   net assets                                     0.71% (c)       0.70% (d)
Ratio of net investment income (loss) to
   average net assets                             2.25%           1.01% (d)
Portfolio turnover rate (e)                         75%             98%


FIRST TRUST NASDAQ CYBERSECURITY ETF (CIBR)


                                                          FOR THE PERIOD
                                                           7/6/2015 (a)
                                            YEAR ENDED       THROUGH
                                             9/30/2016      9/30/2015
                                            -----------   --------------
Net asset value, beginning of period         $   17.15      $    20.00
                                             ---------      ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                      0.23           (0.01)
Net realized and unrealized gain (loss)           2.62           (2.84)
                                             ---------      ----------
Total from investment operations                  2.85           (2.85)
                                             ---------      ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                            (0.23)             --
                                             ---------      ----------
Net asset value, end of period               $   19.77      $    17.15
                                             =========      ==========
TOTAL RETURN (b)                                 16.83%         (14.25)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)         $ 102,815      $   79,753
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average
   net assets                                     0.60%           0.60% (d)
Ratio of net expenses to average
   net assets                                     0.60%           0.60% (d)
Ratio of net investment income (loss) to
   average net assets                             1.37%          (0.30)% (d)
Portfolio turnover rate (e)                         49%              7%


(a) Inception date is consistent with the commencement of investment operations and is the date the initial creation units were established.

(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c) Includes excise tax. If this excise tax expense was not included, the expense ratio would have been 0.70%.

(d)   Annualized.

(e) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


Page 92                 See Notes to Financial Statements

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND II
                               SEPTEMBER 30, 2016


                                1. ORGANIZATION

First Trust Exchange-Traded Fund II (the "Trust") is an open-end management investment company organized as a Massachusetts business trust on July 6, 2006, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act").

The Trust currently consists of fourteen funds as follows, including the exchange on which they are listed and traded:

   First Trust STOXX(R) European Select Dividend Index Fund - (NYSE Arca, Inc.
      ("NYSE Arca") ticker "FDD")
   First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund -
      (NYSE Arca ticker "FFR")
   First Trust Dow Jones Global Select Dividend Index Fund - (NYSE Arca
      ticker "FGD")
   First Trust ISE Global Wind Energy Index Fund - (NYSE Arca ticker "FAN") First Trust ISE Global Engineering and Construction Index Fund - (NYSE
      Arca ticker "FLM")
   First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index Fund -
      (The Nasdaq Stock Market LLC ("Nasdaq")ticker "GRID")
   First Trust Indxx Global Natural Resources Income ETF - (Nasdaq ticker
      "FTRI")(1)
   First Trust Indxx Global Agriculture ETF - (Nasdaq ticker "FTAG")(1)
   First Trust BICK Index Fund - (Nasdaq ticker "BICK")
   First Trust Nasdaq Smartphone Index Fund - (Nasdaq ticker "FONE")(2)
   First Trust NASDAQ Global Auto Index Fund - (Nasdaq ticker "CARZ")
   First Trust ISE Cloud Computing Index Fund - (Nasdaq ticker "SKYY")
   First Trust International IPO ETF - (Nasdaq ticker "FPXI")
   First Trust Nasdaq Cybersecurity ETF - (Nasdaq ticker "CIBR")(2)

(1) Effective on the close of business December 18, 2015, First Trust ISE Global Copper Index Fund (Nasdaq ticker "CU") and First Trust ISE Global Platinum Index Fund (Nasdaq ticker "PLTM") changed their names and ticker symbols to First Trust Indxx Global Natural Resources Income ETF (Nasdaq ticker "FTRI") and First Trust Indxx Global Agriculture ETF (Nasdaq ticker "FTAG"), respectively.

(2) Effective on the close of business December 18, 2015, First Trust NASDAQ CEA Smartphone Index Fund changed its name to First Trust Nasdaq Smartphone Index Fund, and First Trust NASDAQ CEA Cybersecurity ETF changed its name to First Trust Nasdaq Cybersecurity ETF. The Funds' ticker symbols were not changed.

Each fund represents a separate series of shares of beneficial interest in the Trust (each a "Fund" and collectively, the "Funds"). Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at net asset value ("NAV"), only in large specified blocks consisting of 50,000 shares called a "Creation Unit". Creation Units are issued and redeemed principally in-kind for securities included in a Fund's relevant index. Except when aggregated in Creation Units, each Fund's shares are not redeemable securities. The investment objective of each Fund is to seek investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of the following indices:


FUND                                                                            INDEX
First Trust STOXX(R) European Select Dividend Index Fund                        STOXX(R) Europe Select Dividend 30 Index
First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund           FTSE EPRA/NAREIT Developed Index
First Trust Dow Jones Global Select Dividend Index Fund                         Dow Jones Global Select Dividend Index(SM)
First Trust ISE Global Wind Energy Index Fund                                   ISE Global Wind Energy(TM) Index
First Trust ISE Global Engineering and Construction Index Fund                  ISE Global Engineering and Construction(TM) Index
First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure                   NASDAQ OMX(R) Clean Edge(R) Smart Grid
   Index Fund                                                                      Infrastructure Index(SM)
First Trust Indxx Global Natural Resources Income ETF                           Indxx Global Natural Resources Income Index(3)
First Trust Indxx Global Agriculture ETF                                        Indxx Global Agriculture Index(3)
First Trust BICK Index Fund                                                     ISE BICK(TM) Index
First Trust Nasdaq Smartphone Index Fund                                        Nasdaq CTA Smartphone Index(SM)(4)
First Trust NASDAQ Global Auto Index Fund                                       NASDAQ OMX Global Auto Index(SM)
First Trust ISE Cloud Computing Index Fund                                      ISE Cloud Computing(TM) Index
First Trust International IPO ETF                                               IPOX International Index
First Trust Nasdaq Cybersecurity ETF                                            Nasdaq CTA Cybersecurity Index(SM)(4)


(3) Effective on the close of business December 18, 2015, First Trust Indxx Global Natural Resources Income ETF's underlying index was changed from ISE Global Copper(TM) Index to Indxx Global Natural Resources Income Index, and First Trust Indxx Global Agriculture ETF's underlying index was changed from ISE Global Platinum(TM) Index to Indxx Global Agriculture Index.

(4) Effective on the close of business December 18, 2015, First Trust Nasdaq Smartphone Index Fund's underlying index was changed from NASDAQ OMX CEA Smartphone Index(SM) to Nasdaq CTA Smartphone Index(SM), and First Trust Nasdaq Cybersecurity ETF's underlying index was changed from Nasdaq CEA Cybersecurity Index(SM) to Nasdaq CTA Cybersecurity Index(SM).

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND II
                               SEPTEMBER 30, 2016


                       2. SIGNIFICANT ACCOUNTING POLICIES

The Funds, each of which is an investment company within the scope of Financial Accounting Standards Board ("FASB") Accounting Standards Update 2013-08, follow accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, "Financial Services-Investment Companies." The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION

Each Fund's NAV is determined daily as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. Each Fund's NAV is calculated by dividing the value of all assets of each Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Each Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Funds' investment advisor, First Trust Advisors L.P. ("First Trust" or the "Advisor"), in accordance with valuation procedures adopted by the Trust's Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor's Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. Each Fund's investments are valued as follows:

      Common stocks and other equity securities listed on any national or foreign exchange (excluding Nasdaq and the London Stock Exchange Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

      Shares of open-end funds are valued at fair value which is based on NAV per share.

      Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

      Overnight repurchase agreements are valued at amortized cost when it represents the best estimate of fair value.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust's Board of Trustees or its delegate, the Advisor's Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

      1)    the type of security;

      2)    the size of the holding;

      3)    the initial cost of the security;

      4)    transactions in comparable securities;

      5)    price quotes from dealers and/or pricing services;

      6)    relationships among various securities;

      7) information obtained by contacting the issuer, analysts, or the appropriate stock exchange;

      8)    an analysis of the issuer's financial statements; and

      9) the existence of merger proposals or tender offers that might affect the value of the security.

If the securities in question are foreign securities, the following additional information may be considered:

      1) the value of similar foreign securities traded on other foreign markets;

      2)    ADR trading of similar securities;

      3)    closed-end fund trading of similar securities;

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
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                      FIRST TRUST EXCHANGE-TRADED FUND II
                               SEPTEMBER 30, 2016

      4)    foreign currency exchange activity;

      5) the trading prices of financial products that are tied to baskets of foreign securities;

      6)    factors relating to the event that precipitated the pricing problem;

      7)    whether the event is likely to recur; and

      8) whether the effects of the event are isolated or whether they affect entire markets, countries or regions.

In addition, differences between the prices used to calculate a Fund's NAV and the prices used by such Fund's corresponding index could result in a difference between a Fund's performance and the performance of its underlying index.

Because foreign markets may be open on different days than the days during which investors may transact in the shares of a Fund, the value of the Fund's securities may change on the days when investors are not able to transact in the shares of the Fund. The value of securities denominated in foreign currencies is converted into U.S. dollars using exchange rates determined daily as of the close of regular trading on the NYSE. Any use of a different rate from the rates used by a relevant index may adversely affect the Fund's ability to track the index.

The Funds are subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

            o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value each Fund's investments as of September 30, 2016, is included with each Fund's Portfolio of Investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.

Distributions received from a Fund's investments in real estate investment trusts ("REITs") may be comprised of return of capital, capital gains and income. The actual character of the amounts received during the year is not known until after the REITs' fiscal year end. A Fund records the character of distributions received from the REITs during the year based on estimates available. The characterization of distributions received by a Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.

C. OFFSETTING ON THE STATEMENTS OF ASSETS AND LIABILITIES

Offsetting Assets and Liabilities require entities to disclose both gross and net information about instruments and transactions eligible for offset on the Statements of Assets and Liabilities, and disclose instruments and transactions subject to master netting or similar agreements. These disclosure requirements are intended to help investors and other financial statement users better assess the effect or potential effect of offsetting arrangements on a fund's financial position. The transactions subject to offsetting disclosures are derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions.

This disclosure, if applicable, is included within each Fund's Portfolio of Investments under the heading "Offsetting Assets and Liabilities." For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to master netting arrangements ("MNAs") or similar agreements on the Statements of Assets and Liabilities. MNAs provide the right, in the event of default (including bankruptcy and insolvency), for the non-defaulting counterparty to liquidate the collateral and calculate the net exposure to the defaulting party or request additional collateral.

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                      FIRST TRUST EXCHANGE-TRADED FUND II
                               SEPTEMBER 30, 2016

D. FOREIGN CURRENCY

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investments and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in "Net change in unrealized appreciation (depreciation) on foreign currency translation" on the Statements of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are shown in "Net change in unrealized appreciation (depreciation) on investments" on the Statements of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received is included in "Net realized gain (loss) on foreign currency transactions" on the Statements of Operations. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase settlement date and subsequent sale trade date is included in "Net realized gain (loss) on investments" on the Statements of Operations.

E. SECURITIES LENDING

The Funds may lend securities representing up to 33 1/3% of the value of their total assets to broker-dealers, banks and other institutions to generate additional income. When a Fund loans its portfolio securities, it will receive, at the inception of each loan, collateral equal to at least 102% (for domestic securities) or 105% (for international securities) of the market value of the loaned securities. The collateral amount is valued at the beginning of each business day and is compared to the market value of the loaned securities from the prior business day to determine if additional collateral is required. If additional collateral is required, a request is sent to the borrower. Securities lending involves the risk that the Fund may lose money because the borrower of the Fund's loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of (i) a decline in the value of the collateral provided for the loaned securities, (ii) a decline in the value of any investments made with cash collateral or (iii) an increase in the value of the loaned securities if the borrower does not increase the collateral accordingly and the borrower fails to return the securities. These events could also trigger adverse tax consequences for the Funds.

Under the Funds' Securities Lending Agency Agreement, the securities lending agent will generally bear the risk that a borrower may default on its obligation to return loaned securities. Brown Brothers Harriman & Co. ("BBH") acts as the Funds' securities lending agent and is responsible for executing the lending of the portfolio securities to creditworthy borrowers. The Funds, however, will be responsible for the risks associated with the investment of cash collateral. A Fund may lose money on its investment of cash collateral, which may affect its ability to repay the collateral to the borrower without the use of other Fund assets. Each Fund that engages in securities lending receives compensation (net of any rebate and securities lending agent fees) for lending its securities. Compensation can be in the form of fees received from the securities lending agent or dividends or interest earned from the investment of cash collateral. The dividend and interest earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At September 30, 2016, only FLM, GRID, FONE, CARZ and SKYY have securities in the securities lending program. During the fiscal year ended September 30, 2016, only FAN, FLM, GRID, FONE, CARZ and SKYY participated in the securities lending program.

In the event of a default by a borrower with respect to any loan, BBH will exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If, despite such efforts by BBH to exercise these remedies, a Fund sustains losses as a result of a borrower's default, BBH will indemnify the Fund by purchasing replacement securities at its own expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Trust on behalf of the Funds and BBH.

F. REPURCHASE AGREEMENTS

Repurchase agreements involve the purchase of securities subject to the seller's agreement to repurchase the securities at a mutually agreed upon date and price, under the terms of a Master Repurchase Agreement ("MRA"). During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of a Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. The underlying securities for all repurchase agreements are held at the Funds' custodian or designated sub-custodians under tri-party repurchase agreements.

MRAs govern transactions between a Fund and select counterparties. The MRAs contain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for repurchase agreements.

Repurchase agreements received for lending securities are collateralized by U.S. Treasury securities. The U.S. Treasury securities are held in a joint custody account at BBH on behalf of the Funds participating in the securities lending program. In the event the counterparty defaults on the repurchase agreement, the U.S. Treasury securities can either be maintained as part of a Fund's portfolio or sold for cash. A Fund could suffer a loss to the extent that the proceeds from the sale of the underlying collateral held by the Fund is less than the repurchase price and the Fund's costs associated with the delay and enforcement of the MRA.


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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND II
                               SEPTEMBER 30, 2016

While the Funds may invest in repurchase agreements, any repurchase agreements held by the Funds during the fiscal year ended September 30, 2016, were received as collateral for lending securities.

G. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income of each Fund, if any, are declared and paid quarterly or as the Board of Trustees may determine from time to time. Distributions of net realized gains earned by each Fund, if any, are distributed at least annually.

Distributions from income and capital gains are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Funds and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.

The tax character of distributions paid by each Fund during the fiscal year ended September 30, 2016 was as follows:

                                                                                 Distributions    Distributions   Distributions
                                                                                   paid from        paid from       paid from
                                                                                    Ordinary         Capital        Return of
                                                                                     Income           Gains          Capital
                                                                                ----------------  --------------  --------------
First Trust STOXX(R) European Select Dividend Index Fund                        $      7,594,277  $           --  $           --
First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund                  1,664,032              --              --
First Trust Dow Jones Global Select Dividend Index Fund                               15,833,927              --              --
First Trust ISE Global Wind Energy Index Fund                                          1,049,315              --              --
First Trust ISE Global Engineering and Construction Index Fund                           287,612              --              --
First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index Fund                 138,356              --              --
First Trust Indxx Global Natural Resources Income ETF                                    359,251              --              --
First Trust Indxx Global Agriculture ETF                                                  55,075              --              --
First Trust BICK Index Fund                                                              108,251              --              --
First Trust Nasdaq Smartphone Index Fund                                                 118,131              --              --
First Trust NASDAQ Global Auto Index Fund                                                646,102              --              --
First Trust ISE Cloud Computing Index Fund                                             2,696,925              --              --
First Trust International IPO ETF                                                         26,341              --              --
First Trust Nasdaq Cybersecurity ETF                                                   1,316,471              --              --


The tax character of distributions paid by each Fund during the fiscal year ended September 30, 2015 was as follows:

                                                                                 Distributions    Distributions   Distributions
                                                                                   paid from        paid from       paid from
                                                                                    Ordinary         Capital        Return of
                                                                                     Income           Gains          Capital
                                                                                ----------------  --------------  --------------
First Trust STOXX(R) European Select Dividend Index Fund                        $      8,201,944  $           --  $           --
First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund                  3,347,582              --              --
First Trust Dow Jones Global Select Dividend Index Fund                               25,805,512              --              --
First Trust ISE Global Wind Energy Index Fund                                          1,408,061              --              --
First Trust ISE Global Engineering and Construction Index Fund                           139,581              --              --
First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index Fund                 128,471              --              --
First Trust Indxx Global Natural Resources Income ETF                                    222,530              --              --
First Trust Indxx Global Agriculture ETF                                                 182,070              --              --
First Trust BICK Index Fund                                                              176,845              --              --
First Trust Nasdaq Smartphone Index Fund                                                 103,321              --              --
First Trust NASDAQ Global Auto Index Fund                                                507,046              --              --
First Trust ISE Cloud Computing Index Fund                                             1,374,745              --              --
First Trust International IPO ETF                                                         19,216              --              --
First Trust Nasdaq Cybersecurity ETF                                                          --              --              --


                                                                         Page 97


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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND II
                               SEPTEMBER 30, 2016

As of September 30, 2016, the components of distributable earnings on a tax basis for each Fund were as follows:

                                                                                                   Accumulated         Net
                                                                                 Undistributed     Capital and      Unrealized
                                                                                    Ordinary          Other        Appreciation
                                                                                     Income        Gain (Loss)    (Depreciation)
                                                                                ----------------  --------------  --------------
First Trust STOXX(R) European Select Dividend Index Fund                        $        131,054  $  (20,135,043) $  (22,070,147)
First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund                  1,391,886      (1,694,058)      8,618,270
First Trust Dow Jones Global Select Dividend Index Fund                                  960,331     (52,305,195)    (26,543,503)
First Trust ISE Global Wind Energy Index Fund                                          3,004,102     (61,924,973)      1,035,261
First Trust ISE Global Engineering and Construction Index Fund                            24,509      (6,729,798)        434,114
First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index Fund                  23,061      (3,939,376)      1,566,754
First Trust Indxx Global Natural Resources Income ETF                                     13,990     (62,106,873)        194,253
First Trust Indxx Global Agriculture ETF                                                   6,358     (19,695,755)         52,622
First Trust BICK Index Fund                                                               16,909     (12,673,367)        (54,121)
First Trust Nasdaq Smartphone Index Fund                                                  20,842      (1,160,674)      2,016,952
First Trust NASDAQ Global Auto Index Fund                                                 83,410      (2,121,703)     (4,308,555)
First Trust ISE Cloud Computing Index Fund                                                    --     (11,103,171)     74,317,514
First Trust International IPO ETF                                                         10,784        (286,039)        214,222
First Trust Nasdaq Cybersecurity ETF                                                          --      (6,527,882)      6,203,971


H. INCOME TAXES

Each Fund intends to qualify or to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, each Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

The Funds are subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ending 2013, 2014, 2015 and 2016 remain open to federal and state audit. As of September 30, 2016, management has evaluated the application of these standards to the Funds, and has determined that no provision for income tax is required in the Funds' financial statements for uncertain tax positions.

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), net capital losses arising in taxable years beginning after December 22, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. At September 30, 2016, the Funds had pre-enactment and post-enactment net capital losses for federal income tax purposes as shown in the following table. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to Fund shareholders. The Funds are subject to certain limitations, under U.S. tax rules, on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND II
                               SEPTEMBER 30, 2016

                                             Capital Loss  Capital Loss   Capital Loss                     Total
                                              Available      Available     Available        Post          Capital
                                               through        through       through      Enactment -       Loss
                                              9/30/2017      9/30/2018     9/30/2019    No Expiration    Available
                                             ------------  -------------  ------------  -------------  -------------
First Trust STOXX(R) European Select
   Dividend Index Fund                       $  5,960,236  $   4,853,444  $    161,155  $   9,160,208  $  20,135,043
First Trust FTSE EPRA/NAREIT Developed
   Markets Real Estate Index Fund                  68,465        744,825         1,838        878,930      1,694,058
First Trust Dow Jones Global Select
   Dividend Index Fund                            208,741      1,274,694       323,583     50,498,177     52,305,195
First Trust ISE Global Wind Energy
   Index Fund                                      30,175      8,357,650     9,549,964     43,987,184     61,924,973
First Trust ISE Global Engineering and
   Construction Index Fund                          1,914             --       615,538      6,112,346      6,729,798
First Trust NASDAQ(R) Clean Edge(R) Smart
   Grid Infrastructure Index Fund                      --        928,889            --      3,010,487      3,939,376
First Trust Indxx Global Natural Resources
   Income ETF                                          --         74,393            --     62,032,480     62,106,873
First Trust Indxx Global Agriculture ETF               --        344,523            --     19,351,232     19,695,755
First Trust BICK Index Fund                            --             --            --     12,673,367     12,673,367
First Trust Nasdaq Smartphone Index Fund               --             --            --      1,160,674      1,160,674
First Trust NASDAQ Global Auto Index Fund              --             --            --      2,121,703      2,121,703
First Trust ISE Cloud Computing Index Fund             --             --            --     11,103,171     11,103,171
First Trust International IPO ETF                      --             --            --        286,039        286,039
First Trust Nasdaq Cybersecurity ETF                   --             --            --      6,527,882      6,527,882


During the taxable year ended September 30, 2016, the following Funds utilized capital loss carryforwards in the following amounts:


                                                                                 Capital Loss Carryforward Utilized
                                                                                 ----------------------------------
First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund                       $  248,680
First Trust ISE Global Wind Energy Index Fund                                                1,004,746

At the taxable year ended September 30, 2016, the following Funds' capital loss carryforwards expired in the following amounts:

                                                                                 Capital Loss Expired
                                                                                 --------------------
First Trust Dow Jones Global Select Dividend Index Fund                               $ 131,352
First Trust ISE Global Wind Energy Index Fund                                           174,186

In order to present paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments on the Statements of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income
(loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Funds and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended September 30, 2016, the adjustments for each Fund were as follows:

                                                                                                   Accumulated
                                                                                  Accumulated      Net Realized
                                                                                 Net Investment    Gain (Loss)       Paid-in
                                                                                 Income (Loss)    on Investments     Capital
                                                                                ----------------  --------------  --------------
First Trust STOXX(R) European Select Dividend Index Fund                        $       (159,225) $      (71,455) $      230,680
First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund                    725,320      (8,803,413)      8,078,093
First Trust Dow Jones Global Select Dividend Index Fund                                  (22,475)      3,817,392      (3,794,917)
First Trust ISE Global Wind Energy Index Fund                                          1,880,596      (1,706,410)       (174,186)
First Trust ISE Global Engineering and Construction Index Fund                             1,841        (377,348)        375,507
First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index Fund                  (4,956)       (136,716)        141,672
First Trust Indxx Global Natural Resources Income ETF                                      4,560         (60,397)         55,837
First Trust Indxx Global Agriculture ETF                                                     169          30,810         (30,979)
First Trust BICK Index Fund                                                                8,138         (38,772)         30,634
First Trust Nasdaq Smartphone Index Fund                                                     255        (471,762)        471,507
First Trust NASDAQ Global Auto Index Fund                                                 11,415         859,432        (870,847)
First Trust ISE Cloud Computing Index Fund                                               123,713     (41,912,052)     41,788,339
First Trust International IPO ETF                                                             81              43            (124)
First Trust Nasdaq Cybersecurity ETF                                                       7,009        (752,588)        745,579


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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND II
                               SEPTEMBER 30, 2016

I. EXPENSES

Expenses that are directly related to one of the Funds are charged directly to the respective Fund, except for First Trust Indxx Global Natural Resources Income ETF, First Trust Indxx Global Agriculture ETF, First Trust BICK Index Fund, First Trust Nasdaq Smartphone Index Fund, First Trust NASDAQ Global Auto Index Fund, First Trust ISE Cloud Computing Index Fund, First Trust International IPO ETF and First Trust Nasdaq Cybersecurity ETF (the "Unitary Fee Funds"), for which expenses other than excluded expenses (discussed in Note 3) are paid by the Advisor. General expenses of the Trust are allocated to all the Funds based upon the net assets of each Fund.

First Trust has entered into licensing agreements with each of the following "Licensors" for the respective Funds:


FUND                                                                            LICENSOR
First Trust STOXX(R) European Select Dividend Index Fund                        STOXX Limited
First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund           FTSE International Limited
First Trust Dow Jones Global Select Dividend Index Fund                         Dow Jones & Company, Inc.
First Trust ISE Global Wind Energy Index Fund                                   International Securities Exchange, LLC
First Trust ISE Global Engineering and Construction Index Fund                  International Securities Exchange, LLC
First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index Fund        Nasdaq, Inc.
First Trust Indxx Global Natural Resources Income ETF                           Indxx, LLC(1)
First Trust Indxx Global Agriculture ETF                                        Indxx, LLC(1)
First Trust BICK Index Fund                                                     International Securities Exchange, LLC
First Trust Nasdaq Smartphone Index Fund                                        Nasdaq, Inc.
First Trust NASDAQ Global Auto Index Fund                                       Nasdaq, Inc.
First Trust ISE Cloud Computing Index Fund                                      International Securities Exchange, LLC
First Trust International IPO ETF                                               IPOX(R) Schuster, LLC
First Trust Nasdaq Cybersecurity ETF                                            Nasdaq, Inc.


(1) Effective on the close of business December 18, 2015, First Trust Indxx Global Natural Resources Income ETF and First Trust Indxx Global Agriculture ETF's licensor was changed from International Securities Exchange, LLC to Indxx, LLC.

The respective license agreements allow for the use of each Fund's respective index and of certain trademarks and trade names of the respective Licensors. The Funds are sub-licensees to the applicable license agreements. The Funds, except for the Unitary Fee Funds, are required to pay licensing fees, which are shown on the Statements of Operations. The licensing fees for the Unitary Fee Funds are paid by First Trust from the unitary investment advisory fees it receives from each of these Funds.

3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Funds, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the securities in each Fund's portfolio, managing the Funds' business affairs and providing certain administrative services necessary for the management of the Funds.

For the following Unitary Fee Funds, First Trust is paid an annual unitary management fee at the specified rate of such Fund's average daily net assets and is responsible for the expenses of such Fund including the cost of transfer agency, custody, fund administration, legal, audit and other services, and excluding distribution and service fees pursuant to a Rule 12b-1 plan, if any, brokerage expense, acquired fund fees and expenses, taxes, interest, and extraordinary expenses.

                                                               % of Daily
                                                               Net Assets
                                                              ------------
First Trust Indxx Global Natural Resources Income ETF            0.70%
First Trust Indxx Global Agriculture ETF                         0.70%
First Trust BICK Index Fund                                      0.64%
First Trust Nasdaq Smartphone Index Fund                         0.70%
First Trust NASDAQ Global Auto Index Fund                        0.70%
First Trust ISE Cloud Computing Index Fund                       0.60%
First Trust International IPO ETF                                0.70%
First Trust Nasdaq Cybersecurity ETF                             0.60%


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


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND II
                               SEPTEMBER 30, 2016

For the First Trust STOXX(R) European Select Dividend Index Fund, First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund, First Trust Dow Jones Global Select Dividend Index Fund, First Trust ISE Global Wind Energy Index Fund, First Trust ISE Global Engineering and Construction Index Fund and First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index Fund (such Funds, the "Expense Cap Funds"), First Trust is paid an annual management fee of 0.40% of such Fund's average daily net assets. For the Expense Cap Funds, the Trust and First Trust have entered into an Expense Reimbursement, Fee Waiver and Recovery Agreement ("Recovery Agreement") in which First Trust has agreed to waive fees and/or reimburse Fund expenses to the extent that the operating expenses of each such Fund (excluding interest expense, brokerage commissions and other trading expenses, acquired fund fees and expenses, taxes and extraordinary expenses) exceed the following amount as a percentage of average daily net assets per year (the "Expense Cap") at least through January 31, 2018.

                                                                                         Expense Cap
                                                                                         -----------
First Trust STOXX(R) European Select Dividend Index Fund                                    0.60%
First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund                       0.60%
First Trust Dow Jones Global Select Dividend Index Fund                                     0.60%
First Trust ISE Global Wind Energy Index Fund                                               0.60%
First Trust ISE Global Engineering and Construction Index Fund                              0.70%
First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index Fund                    0.70%

Expenses reimbursed and fees waived by First Trust under the Recovery Agreement are subject to recovery by First Trust for up to three years from the date the fee was waived or expense was incurred, but no reimbursement payment will be made by a Fund if it results in the Fund exceeding an expense ratio equal to the Expense Cap in place at the time the expenses were reimbursed or fees waived by First Trust. These amounts are included in "Expenses previously waived or reimbursed" on the Statements of Operations.

The advisory fee waivers and expense reimbursements for the fiscal year ended September 30, 2016 and the fees waived or expenses borne by First Trust subject to recovery from the applicable Fund for the periods indicated were as follows:

                                                                                  Fees Waived or Expenses Borne by First Trust
                                                                                              Subject to Recovery
                                                                                  --------------------------------------------
                                                           Advisory    Expense
                                                             Fee        Reim-     Year Ended  Year Ended  Year Ended
                                                           Waivers    bursements  9/30/2014   9/30/2015   9/30/2016    Total
                                                          ----------  ----------  ----------  ----------  ----------  --------
First Trust STOXX(R) European Select Dividend
   Index Fund                                             $       --  $       --  $   42,359  $    1,870  $       --  $ 44,229
First Trust FTSE EPRA/NAREIT Developed
   Markets Real Estate Index Fund                            102,416          --     118,485     116,409     102,416   337,310
First Trust ISE Global Wind Energy Index Fund                 74,347          --      94,990      68,044      74,347   237,381
First Trust ISE Global Engineering and
   Construction Index Fund                                    47,282          --      37,787      39,845      47,282   124,914
First Trust NASDAQ(R) Clean Edge(R) Smart Grid
   Infrastructure Index Fund                                  42,554          --      37,559      37,478      42,554   117,591

During the fiscal year ended September 30, 2016, First Trust recovered fees that were previously waived from First Trust STOXX(R) European Select Dividend Index Fund of $20,633.

The Trust has multiple service agreements with The Bank of New York Mellon ("BNYM"). Under the service agreements, BNYM performs custodial, fund accounting, certain administrative services, and transfer agency services for each Fund. As custodian, BNYM is responsible for custody of each Fund's assets. As fund accountant and administrator, BNYM is responsible for maintaining the books and records of each Fund's securities and cash. As transfer agent, BNYM is responsible for maintaining shareholder records for each Fund. BNYM is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.

At a meeting held on December 7, 2015, the Board of Trustees accepted Mr. Mark Bradley's resignation from his position as the President and Chief Executive Officer of the Trust, effective December 31, 2015. At the same meeting, the Board of Trustees elected Mr. James Dykas, formerly Chief Financial Officer and Treasurer of the Trust, to serve as the President and Chief Executive Officer and Mr. Donald Swade, formerly an Assistant Treasurer of the Trust, to serve as the Treasurer, Chief Financial Officer and Chief Accounting Officer of the Trust.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Prior to January 1, 2016, the fixed annual retainer was allocated pro rata based on each fund's net assets. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund or is an index fund.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND II
                               SEPTEMBER 30, 2016

Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and "Interested" Trustee receive no compensation from the Trust for acting in such capacities.

                             4. REVERSE SHARE SPLIT

On April 22, 2016, the Trust's Board of Trustees approved a one-for-five reverse share split, whereby every five outstanding shares of the First Trust Indxx Global Agriculture ETF ("FTAG") as of the close of business on April 29, 2016 automatically converted to one share as of the opening of business on May 2, 2016. In addition, at the opening of business on May 2, 2016, FTAG's shares no longer traded under the CUSIP number 33734X820, and instead began trading under the new CUSIP number 33734X812.

For the year ended September 30, 2015, all share transactions on the Statements of Changes in Net Assets, and all prior years' per share data on the Financial Highlights have been adjusted to reflect the reverse share split. For the year ended September 30, 2016, the share transactions on the Statements of Changes in Net Assets reflect the actual transactions, including the impact of the reverse share split. As a result of the reverse share split, fractional shares totaling 72 shares were redeemed and paid out to shareholders. The reverse share split had no impact on the overall value of a shareholder's investment in FTAG.

                      5. PURCHASES AND SALES OF SECURITIES

For the fiscal year ended September 30, 2016, the cost of purchases and proceeds from sales of investments for each Fund, excluding short-term investments and in-kind transactions, were as follows:

                                                                                   Purchases          Sales
                                                                                ----------------  --------------
First Trust STOXX(R) European Select Dividend Index Fund                        $     56,253,844  $   56,973,107
First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund                  6,194,336       5,115,591
First Trust Dow Jones Global Select Dividend Index Fund                              152,839,452     153,289,605
First Trust ISE Global Wind Energy Index Fund                                         14,547,414      14,417,248
First Trust ISE Global Engineering and Construction Index Fund                         4,049,138       4,013,007
First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index Fund               4,295,936       4,296,896
First Trust Indxx Global Natural Resources Income ETF                                 20,669,232      20,611,460
First Trust Indxx Global Agriculture ETF                                               6,354,459       6,062,849
First Trust BICK Index Fund                                                            4,435,300       4,855,663
First Trust Nasdaq Smartphone Index Fund                                               2,976,985       3,278,300
First Trust NASDAQ Global Auto Index Fund                                              5,032,034       5,771,648
First Trust ISE Cloud Computing Index Fund                                           127,222,110     120,932,954
First Trust International IPO ETF                                                      1,235,100       1,200,491
First Trust Nasdaq Cybersecurity ETF                                                  47,403,058      46,123,669


For the fiscal year ended September 30, 2016, the cost of in-kind purchases and proceeds from in-kind sales for each Fund were as follows:


                                                                                   Purchases          Sales
                                                                                ----------------  --------------
First Trust STOXX(R) European Select Dividend Index Fund                        $     21,565,682  $   21,083,323
First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund                         --      36,908,710
First Trust Dow Jones Global Select Dividend Index Fund                                       --      92,019,285
First Trust ISE Global Wind Energy Index Fund                                         33,803,489              --
First Trust ISE Global Engineering and Construction Index Fund                                --       2,242,220
First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index Fund               1,798,126       1,516,315
First Trust Indxx Global Natural Resources Income ETF                                    850,585       2,325,155
First Trust Indxx Global Agriculture ETF                                                 622,605         778,407
First Trust BICK Index Fund                                                                   --         575,993
First Trust Nasdaq Smartphone Index Fund                                                      --       1,565,235
First Trust NASDAQ Global Auto Index Fund                                              4,966,559      13,267,933
First Trust ISE Cloud Computing Index Fund                                           133,942,502     117,787,315
First Trust International IPO ETF                                                      1,214,500              --
First Trust Nasdaq Cybersecurity ETF                                                  31,079,714      20,286,318

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND II
                               SEPTEMBER 30, 2016


                 6. CREATIONS, REDEMPTIONS AND TRANSACTION FEES

Shares are created and redeemed by each Fund only in Creation Unit size aggregations of 50,000 shares in transactions with broker-dealers or large institutional investors that have entered into a participation agreement (an "Authorized Participant"). In order to purchase Creation Units of a Fund, an Authorized Participant must deposit (i) a designated portfolio of equity securities determined by First Trust (the "Deposit Securities") and generally make or receive a cash payment referred to as the "Cash Component," which is an amount equal to the difference between the NAV of the Fund Shares (per Creation Unit Aggregation) and the market value of the Deposit Securities, and/or (ii) cash in lieu of all or a portion of the Deposit Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit Aggregation exceeds the Deposit Amount), the Authorized Participant will deliver the Cash Component. If the Cash Component is a negative number (i.e., the NAV per Creation Unit Aggregation is less than the Deposit Amount), the Authorized Participant will receive the Cash Component. Authorized Participants purchasing Creation Units must pay to BNYM, as transfer agent, a creation fee (the "Creation Transaction Fee") regardless of the number of Creation Units purchased in the transaction. The Creation Transaction Fee may vary and is based on the composition of the securities included in each Fund's portfolio and the countries in which the transactions are settled. The Creation Transaction Fee may increase or decrease as each Fund's portfolio is adjusted to conform to changes in the composition of its corresponding index. The price for each Creation Unit will equal the daily NAV per share times the number of shares in a Creation Unit plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes. When a Fund permits an Authorized Participant to substitute cash or a different security in lieu of depositing one or more of the requisite Deposit Securities, the Authorized Participant may also be assessed an amount to cover the cost of purchasing the Deposit Securities and/or disposing of the substituted securities, including operational processing and brokerage costs, transfer fees, stamp taxes, and part or all of the spread between the expected bid and offer side of the market related to such Deposit Securities and/or substitute securities.

Authorized Participants redeeming Creation Units must pay to BNYM, as transfer agent, a redemption transaction fee (the "Redemption Transaction Fee"), regardless of the number of Creation Units redeemed in the transaction. The Redemption Transaction Fee may vary and is based on the composition of the securities included in each Fund's portfolio and the countries in which the transactions are settled. The Redemption Transaction Fee may increase or decrease as each Fund's portfolio is adjusted to conform to changes in the composition of its corresponding index. Each Fund reserves the right to effect redemptions in cash. An Authorized Participant may request a cash redemption in lieu of securities; however, each Fund may, in its discretion, reject any such request.

The standard Creation Transaction Fees and the Redemption Transaction Fees are as follows:

                                                                                    Creation        Redemption
                                                                                  Transaction      Transaction
                                                                                      Fees             Fees
                                                                                ----------------  --------------
First Trust STOXX(R) European Select Dividend Index Fund                        $            500  $          500
First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund                      4,000           4,000
First Trust Dow Jones Global Select Dividend Index Fund                                    1,000           1,000
First Trust ISE Global Wind Energy Index Fund                                              1,000           1,000
First Trust ISE Global Engineering and Construction Index Fund                             1,000           1,000
First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index Fund                     500             500
First Trust Indxx Global Natural Resources Income ETF                                        500             500
First Trust Indxx Global Agriculture ETF                                                     500             500
First Trust BICK Index Fund                                                                2,500           2,500
First Trust Nasdaq Smartphone Index Fund                                                   1,000           1,000
First Trust NASDAQ Global Auto Index Fund                                                  1,000           1,000
First Trust ISE Cloud Computing Index Fund                                                   500             500
First Trust International IPO ETF                                                            500             500
First Trust Nasdaq Cybersecurity ETF                                                         500             500


                              7. DISTRIBUTION PLAN

The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Funds are authorized to pay an amount up to 0.25% of their average daily net assets each year to reimburse First Trust Portfolios L.P. ("FTP"), the distributor of the Funds, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

No 12b-1 fees are currently paid by the Funds, and pursuant to a contractual arrangement, the Funds will not pay 12b-1 fees any time before January 31, 2018.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND II
                               SEPTEMBER 30, 2016


                               8. INDEMNIFICATION

The Trust, on behalf of the Funds, has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                              9. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FIRST TRUST EXCHANGE-TRADED FUND
II:

We have audited the accompanying statements of assets and liabilities of First Trust STOXX(R) European Select Dividend Index Fund, First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund, First Trust Dow Jones Global Select Dividend Index Fund, First Trust ISE Global Wind Energy Index Fund, First Trust ISE Global Engineering and Construction Index Fund, First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index Fund, First Trust Indxx Global Natural Resources Income ETF (formerly known as First Trust ISE Global Copper Index
Fund), First Trust Indxx Global Agriculture ETF (formerly known as First Trust ISE Global Platinum Index Fund), First Trust BICK Index Fund, First Trust Nasdaq Smartphone Index Fund (formerly known as First Trust NASDAQ CEA Smartphone Index
Fund), First Trust NASDAQ Global Auto Index Fund, First Trust ISE Cloud Computing Index Fund, First Trust International IPO ETF, and First Trust Nasdaq Cybersecurity ETF (formerly known as First Trust NASDAQ CEA Cybersecurity ETF), each a series of the First Trust Exchange-Traded Fund II (the "Funds"), including the portfolios of investments, as of September 30, 2016, and the related statements of operations and changes in net assets and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2016, by correspondence with the Funds' custodian and brokers; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the funds listed above included in the First Trust Exchange-Traded Fund II as of September 30, 2016, and the results of their operations, changes in their net assets, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Chicago, Illinois
November 22, 2016

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND II
                         SEPTEMBER 30, 2016 (UNAUDITED)


                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how each Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Funds' website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's ("SEC") website at http://www.sec.gov.

                               PORTFOLIO HOLDINGS

The Trust files its complete schedule of each Fund's portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust's Form N-Qs are available (1) by calling (800) 988-5891; (2) on the Funds' website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                            FEDERAL TAX INFORMATION

For the taxable year ended September 30, 2016, the following percentages of income dividend paid by the Funds qualified for the dividends received deduction available to corporations:

                                                                                    Dividends Received
                                                                                        Deduction
                                                                                    ------------------
First Trust STOXX(R) European Select Dividend Index Fund                                   0.00%
First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund                      0.00%
First Trust Dow Jones Global Select Dividend Index Fund                                    0.00%
First Trust ISE Global Wind Energy Index Fund                                              4.33%
First Trust ISE Global Engineering and Construction Index Fund                             4.85%
First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index Fund                  22.15%
First Trust Indxx Global Natural Resources Income ETF                                     12.89%
First Trust Indxx Global Agriculture ETF                                                  47.79%
First Trust BICK Index Fund                                                                0.00%
First Trust Nasdaq Smartphone Index Fund                                                  34.81%
First Trust NASDAQ Global Auto Index Fund                                                 40.64%
First Trust ISE Cloud Computing Index Fund                                               100.00%
First Trust International IPO ETF                                                          0.00%
First Trust Nasdaq Cybersecurity ETF                                                     100.00%

For the taxable year ended September 30, 2016, the following percentages of income dividend paid by the Funds is hereby designated as qualified dividend income:

                                                                                    Qualified Dividend
                                                                                          Income
                                                                                    ------------------
First Trust STOXX(R) European Select Dividend Index Fund                                 100.00%
First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund                     19.22%
First Trust Dow Jones Global Select Dividend Index Fund                                  100.00%
First Trust ISE Global Wind Energy Index Fund                                             32.47%
First Trust ISE Global Engineering and Construction Index Fund                            76.86%
First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index Fund                 100.00%
First Trust Indxx Global Natural Resources Income ETF                                    100.00%
First Trust Indxx Global Agriculture ETF                                                 100.00%
First Trust BICK Index Fund                                                               71.76%
First Trust Nasdaq Smartphone Index Fund                                                 100.00%
First Trust NASDAQ Global Auto Index Fund                                                100.00%
First Trust ISE Cloud Computing Index Fund                                               100.00%
First Trust International IPO ETF                                                         85.92%
First Trust Nasdaq Cybersecurity ETF                                                     100.00%

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND II
                         SEPTEMBER 30, 2016 (UNAUDITED)

The following Funds meet the requirements of Section 853 of the Internal Revenue Code and elects to pass through to their shareholders credit for foreign taxes paid. For the taxable year ended September 30, 2016, the total amounts of income received by the Funds from sources within foreign countries and possessions of the United States and of taxes paid to such countries are as follows:

                                                                     Gross Foreign Income           Foreign Taxes Paid
                                                                  ---------------------------   ---------------------------
                                                                     Amount       Per Share        Amount       Per Share
                                                                  -------------  ------------   -------------  ------------
First Trust STOXX(R) European Select Dividend Index Fund          $   9,246,731  $       0.66   $     641,353  $       0.05
First Trust Dow Jones Global Select Dividend Index Fund              17,476,030          1.19       1,421,693          0.10
First Trust ISE Global Wind Energy Index Fund                         1,227,324          0.19         110,560          0.02
First Trust ISE Global Engineering and Construction Index Fund          346,389          1.15          25,361          0.08
First Trust NASDAQ(R) Clean Edge(R) Smart Grid
   Infrastructure Index Fund                                            179,928          0.51          11,736          0.03
First Trust Indxx Global Natural Resources Income ETF                   433,831          0.43          50,920          0.05
First Trust Indxx Global Agriculture ETF                                 83,563          0.44          10,953          0.06
First Trust BICK Index Fund                                             162,026          0.46           9,899          0.03
First Trust Nasdaq Smartphone Index Fund                                134,030          0.54          15,738          0.06
First Trust NASDAQ Global Auto Index Fund                               567,458          0.87          72,412          0.11
First Trust International IPO ETF                                        50,982          0.51           4,285          0.04


                              RISK CONSIDERATIONS

RISKS ARE INHERENT IN ALL INVESTING. YOU SHOULD CONSIDER EACH FUND'S INVESTMENT OBJECTIVE, RISKS, CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING. YOU CAN DOWNLOAD EACH FUND'S PROSPECTUS AT HTTP://WWW.FTPORTFOLIOS.COM OR CONTACT FIRST TRUST PORTFOLIOS L.P. AT (800) 621-1675 TO REQUEST A PROSPECTUS, WHICH CONTAINS THIS AND OTHER INFORMATION ABOUT EACH FUND. FOR ADDITIONAL INFORMATION ABOUT THE RISKS ASSOCIATED WITH INVESTING IN THE FUNDS, PLEASE SEE THE FUNDS' STATEMENT OF ADDITIONAL INFORMATION, AS WELL AS OTHER REGULATORY FILINGS. READ THESE DOCUMENTS CAREFULLY BEFORE YOU INVEST. FIRST TRUST PORTFOLIOS L.P. IS THE DISTRIBUTOR OF THE FIRST TRUST EXCHANGE-TRADED FUND II.

The following summarizes some of the risks that should be considered for the Funds.

Each Fund's shares will change in value, and you could lose money by investing in a Fund. An investment in a Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange. Investors buying or selling Fund shares on an exchange may incur brokerage commissions. In addition, investors who sell Fund shares may receive less than the shares' net asset value. Unlike shares of open-end funds, investors are generally not able to purchase shares directly from a Fund and individual shares are not redeemable. However, specified large blocks of shares called creation units can be purchased from, or redeemed to, the Fund.

AGRICULTURE COMPANIES RISK. Companies involved in the agriculture business and farming-related activities may be affected by certain legislative or regulatory developments related to food safety, the environment, taxes and other governmental policies. Companies involved in the agriculture business and farming-related activities may face the risk of liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control devices. An increased competitive landscape, caused by increased availability of food and other agricultural commodities, economic recession or labor difficulties, may lead to a decrease in demand for the products and services provided by companies involved in agriculture and farming-related activities.

ASIA RISK. The First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund invests in securities issued by companies operating in Asia and is therefore subject to certain risks associated specifically with Asia. For example, some of the currencies of these countries have experienced devaluations relative to the U.S. dollar, and adjustments have been made periodically in certain of such currencies. Certain countries, such as Indonesia, face serious exchange constraints. Jurisdictional disputes also exist, for example, between South Korea and North Korea. The Tokyo stock market, as measured by the Tokyo Stock Price Index, has been volatile. Declines in the Tokyo stock market have made the country's banks and financial institutions vulnerable. Furthermore, the natural disasters that have impacted Japan and the ongoing recovery efforts have had a negative effect on Japan's economy, and may continue to do so.

AUSTRALIA RISK. The First Trust Indxx Global Natural Resources Income ETF invests in securities issued by companies that are domiciled or operating in Australia. Investing in securities of Australian companies may involve additional risks. The Australian economy is heavily dependent on the Asian, European and U.S. markets. Reduced spending by any of these economies on Australian products may adversely affect the Australian market. Additionally, Australia is located in a geographic region that has historically been prone to natural disasters. The occurrence of a natural disaster in the region could negatively impact the Australian economy and affect the value of the securities held by the Fund.

AUTHORIZED PARTICIPANT CONCENTRATION RISK. Only an authorized participant (as defined in the "Frequent Purchases and Redemptions" Section) may engage in creation or redemption transactions directly with each Fund. Each Fund has a

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND II
                         SEPTEMBER 30, 2016 (UNAUDITED)

limited number of institutions that act as authorized participants. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to each Fund and no other authorized participant is able to step forward to create or redeem, in either of these cases, Fund shares may trade at a discount to each Fund's net asset value and possibly face delisting.

AUTOMOTIVE INDUSTRY RISK. The automotive industry can be highly cyclical, and companies in the industry may suffer periodic operating losses. The industry can be significantly affected by labor relations and fluctuating component prices. While most of the major automotive manufacturers are large companies, certain others may be non-diversified in both product line and customer base and may be more vulnerable to certain events that may negatively impact the automotive industry.

BRAZIL RISK. The First Trust BICK Index Fund invests in common stock and depositary receipts of companies that are domiciled in Brazil. If a holder of depositary receipts exchanges its interest in the depositary receipts for the underlying shares, it may risk losing the ability to remit foreign currency abroad and certain Brazilian tax advantages. Brazil has experienced substantial economic instability resulting from, among other things, periods of very high inflation, persistent structural public sector deficits and significant devaluations of its currency leading also to a high degree of price volatility in both the Brazilian equity and foreign currency markets. Brazilian companies may also be adversely affected by high interest and unemployment rates, and are particularly sensitive to fluctuations in commodity prices.

CASH TRANSACTIONS RISK. The First Trust BICK Index Fund will, under most circumstances, effect a significant portion of creations and redemptions for cash, rather than in-kind securities. As a result, an investment in the Fund may be less tax-efficient than an investment in an ETF that effects its creations and redemptions for in-kind securities. Because the First Trust BICK Index Fund may effect a portion of redemptions for cash, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. A sale of shares may result in capital gains or losses, and may also result in higher brokerage costs.

CANADA RISK. The First Trust Indxx Global Natural Resources Income ETF invests in the securities of companies that are domiciled in Canada. The Fund is particularly sensitive to political, economic and social conditions in that country. Canada is a major producer of metals and energy-related products. The Canadian economy is very dependent on the demand for, and supply and price of, natural resources, and the Canadian market is relatively concentrated in issuers involved in the production and distribution of natural resources. Any adverse events that affect Canada's major industries may have a negative impact on the overall Canadian economy and the Shares of the Fund.

CHINA RISK. The First Trust BICK Index Fund and the First Trust International IPO ETF invest in H shares, depositary receipts and U.S.-listed common stock of companies that are domiciled in China, including Hong Kong. Some Chinese companies are listed on both the Hong Kong Stock Exchange with H shares and the Shanghai Stock Exchange with A shares. Price differentials between H shares and A shares of the same company may be significant. Also, price fluctuations of A shares are limited to either 5% or 10% per trading day, while no such limitations exist for H shares. Investing in securities of companies in China involves additional risks, including, but not limited to: the economy of China differs, often unfavorably, from the U.S. economy in such respects as structure, general development, government involvement, wealth distribution, rate of inflation, growth rate, allocation of resources and capital reinvestment, among others; the central government has historically exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or state ownership; and actions of the Chinese central and local government authorities continue to have a substantial effect on economic conditions in China. Furthermore, China's economy is dependent on the economies of other Asian countries and can be significantly affected by currency fluctuations and increasing competition from Asia's other low-cost emerging economies.

CLOUD COMPUTING COMPANIES RISK. The First Trust ISE Cloud Computing Index Fund invests in securities of companies engaged in the cloud computing industry, including companies that provide remote computation, software, data access and storage services. The risks related to investing in such companies include disruption in service caused by hardware or software failure, interruptions or delays in service by third-party data center hosting facilities and maintenance providers, security breaches involving certain private, sensitive, proprietary and confidential information managed and transmitted by cloud computing companies, and privacy concerns and laws, evolving Internet regulation and other foreign or domestic regulations that may limit or otherwise affect the operations of such companies. Also, the business models employed by the companies in the cloud computing industry may not prove to be successful.

CONCENTRATION RISK. Each Fund will be concentrated in the securities of a given industry if the Fund's corresponding index is concentrated in such individual industry. A concentration makes a Fund more susceptible to any single occurrence affecting the industry and may subject a Fund to greater market risk than less controlled funds.

CONSUMER DISCRETIONARY COMPANIES RISK. The First Trust NASDAQ Global Auto Index Fund and First Trust International IPO ETF invests in consumer discretionary companies, which manufacture products and provide discretionary services directly to the consumer, and the success of these companies is tied closely to the performance of the overall domestic and international economy, interest rates, competition and consumer confidence. Success depends heavily on disposable household income and consumer spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer discretionary products in the marketplace. Furthermore, the automotive industry can be highly cyclical, and companies in the industry may suffer periodic operating losses. The industry can be significantly affected by labor relations


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and fluctuating component prices. While most of the major automotive manufacturers are large, financially strong companies, certain others may be non-diversified in both product line and customer base and may be more vulnerable to certain events that may negatively impact the automotive industry.

CURRENCY RISK. Because each Fund may hold investments that are denominated in non-U.S. currencies, or in securities that provide exposure to such currencies, currency exchange rates or interest rates denominated in such currencies. Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of a Fund's investment and the value of Fund shares. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in a Fund may change quickly and without warning, and you may lose money.

CYBERSECURITY COMPANIES RISK. Cybersecurity companies are companies that provide products and services intended to protect the integrity of data and network operations for private and public networks, computers and mobile devices. Like other types of technology and industrials companies, cybersecurity companies are generally subject to the risks of rapidly changing technologies, short product life cycles, fierce competition, aggressive pricing and reduced profit margins, loss of patent, copyright and trademark protections, cyclical market patterns, evolving industry standards and frequent new product introductions. These companies may also be smaller and less experienced companies, with limited product lines, markets, qualified personnel or financial resources.

DEPOSITARY RECEIPTS RISK. Certain Funds may hold securities of certain non-U.S. companies in the form of depositary receipts. Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert equity shares into depositary receipts and vice versa. Such restrictions may cause the equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.

DIVIDEND RISK. There is no guarantee that the issuers of the Funds' portfolio securities will declare dividends in the future or that, if declared, they will either remain at current levels or increase over time. EMERGING MARKETS RISK. An investment in emerging market companies involves certain further risks not associated with investing in developed market countries because emerging market countries are often in the initial stages of their industrialization cycles and have low per capita income. These increased risks include the possibility of investment and trading limitations, greater liquidity concerns, higher price volatility, greater delays and possibility of disruptions in settlement transactions, greater political uncertainties and greater dependence on international trade or development assistance. In addition, emerging market countries may be subject to overburdened infrastructures and environmental problems.

ENERGY COMPANIES RISK. Energy companies include integrated oil companies that are involved in the exploration, production and refining process, gas distributors and pipeline related companies and other energy companies involved with mining, producing and delivering energy related services and drilling. General problems of energy companies include volatile fluctuations in price and supply of energy fuels, international politics, terrorist attacks, reduced demand, the success of exploration projects, clean up and litigation costs relating to oil spills and environmental damage, and tax and other regulatory policies of various governments. Natural disasters, such as hurricanes in the Gulf of Mexico, also impact the petroleum industry. Oil production and refining companies are subject to extensive federal, state and local environmental laws and regulations regarding air emissions and the disposal of hazardous materials. In addition, oil prices are generally subject to extreme volatility.

ENGINEERING AND CONSTRUCTION COMPANIES RISK. The First Trust ISE Global Engineering and Construction Index Fund invests in the securities of engineering and construction companies. General risks of these companies include the general state of the economy, intense competition, consolidation, domestic and international politics, excess capacity and consumer demand and spending trends. In addition, they may also be significantly affected by overall capital spending levels, economic cycles, technical obsolescence, delays in modernization, labor relations, government regulations and e-commerce initiatives.

EQUITY SECURITIES RISK. Because the Fund invests in equity securities, the value of the Fund's shares will fluctuate with changes in the value of these equity securities. Equity securities prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

EUROPE RISK. The First Trust STOXX(R) European Select Dividend Index Fund invests in securities issued by companies operating in Europe. Investments in a single region, even though representing a number of different countries within the region, may be affected by common economic forces and other factors. The Fund is subject to greater risks of adverse events which occur in the European region and may experience greater volatility than a fund that is more broadly diversified geographically. Political or economic disruptions in European countries, even in countries in which the Fund is not invested, may adversely affect security values and thus the Fund's holdings. A significant number of countries in Europe are member states in the European Union, and the member states no longer control their own monetary policies by directing independent interest rates for their currencies. In these member states, the authority to direct monetary policies, including money supply and official interest rates for the euro, is exercised by the European Central Bank.


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FINANCIAL COMPANIES RISK. The First Trust BICK Index Fund, the First Trust
STOXX(R) European Select Dividend Index Fund, First Trust International IPO ETF and the First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Fund invest in the securities of companies in the financials sector. Financial companies are especially subject to the adverse effects of economic recession, volatile interest rates, government regulation, decreases in the availability of capital, volatile interest rates, portfolio concentrations in geographic markets and in commercial and residential real estate loans, and competition from new entrants in their fields of business.

GERMANY RISK. To the extent the Fund invests in securities of German companies, it will be subject to certain risks, including, but not limited to: significant demographic challenges to sustained long-term growth; low fertility rates and declining net immigration putting pressure on the country's social welfare system; and the costly and time-consuming modernization and integration of the eastern German economy. Additionally, the European sovereign-debt crisis has resulted in a weakened Euro and has put into question the future financial prospects of Germany and the surrounding region.

GLOBAL NATURAL RESOURCES RISK. Global natural resources risk is the risk that the Fund will be sensitive to, and its performance will be affected by, the overall condition of the natural resources sector. The natural resources sector can be significantly affected by events relating to U.S. and foreign political and economic developments and environmental and other government regulations, as well as additional factors including, but not limited to: commodity price volatility, technological developments and natural or man-made disasters. Declines in the demand for, or prices of, natural resources generally would be expected to contribute to declines in the value of the Fund's portfolio securities. Such declines may occur quickly and without warning and may negatively impact the value of the Fund.

HONG KONG INVESTMENT RISK. The First Trust International IPO ETF is subject to certain risks associated with Hong Kong, including Hong Kong's political and economic environment and the volatility of and the concentration of real estate companies listed on the Hong Kong Stock Exchange. Because of Hong Kong's reversion to China, any increase in uncertainty as to the economic and political status of Hong Kong, or a deterioration of the relationship between China and the United States, could have negative implications on stocks listed on the Hong Kong Stock Exchange. Securities prices on the Hong Kong Stock Exchange can be highly volatile and are sensitive to developments in Hong Kong and China, as well as other world markets.

INDEX CORRELATION RISK. You should anticipate that the value of each Fund's shares will decline, more or less, in correlation with any decline in the value of that Fund's corresponding index.

INDIA RISK. The First Trust BICK Index Fund invests in depositary receipts of companies that are domiciled in India. Investment restrictions in India may limit the ability to convert equity shares into depositary receipts and vice versa. These restrictions may cause equity shares of the underlying issuer to trade at a premium or discount to the market price of the depositary receipt. Investing in securities of Indian companies involves additional risks, including, but not limited to: greater price volatility; substantially less liquidity and significantly smaller market capitalization of securities markets; more substantial governmental involvement in the economy; higher rates of inflation; and greater political, economic and social uncertainty. Government controls have been reduced on imports and foreign investment, and privatization of domestic output has proceeded slowly. The rapid economic growth of the last few years has put heavy stress on India's infrastructural facilities. Furthermore, although the Indian government is well aware of the need for reform and is pushing ahead in this area, businesses still have to deal with an inefficient and sometimes slow-moving bureaucracy.

INDUSTRIALS COMPANIES RISK. The First Trust ISE Global Engineering and Construction Index Fund, First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index Fund, First Trust ISE Global Wind Energy Index Fund and First Trust STOXX(R) European Select Dividend Index Fund invest in the securities of companies in the industrials sector. Many companies in this sector convert unfinished goods into finished durables used to manufacture other goods or provide services. Some industries included in this sector are electrical equipment and components, industrial products, manufactured housing and telecommunications equipment. General risks of these companies include the general state of the economy, intense competition, consolidation, domestic and international politics, excess capacity and consumer demand and spending trends. In addition, they may also be significantly affected by overall capital spending levels, economic cycles, technical obsolescence, delays in modernization, labor relations, government regulations and e-commerce initiatives. Industrials companies convert unfinished goods into finished durables used to manufacture other goods or provide services. Some industrials companies are involved in electrical equipment and components, industrial products, manufactured housing and telecommunications equipment. General risks of industrials companies include the general state of the economy, intense competition, consolidation, domestic and international politics, excess capacity and consumer demand and spending trends. In addition, they may also be significantly affected by overall capital spending levels, economic cycles, technical obsolescence, delays in modernization, labor relations, government regulations and e-commerce initiatives.

INFORMATION TECHNOLOGY COMPANIES RISK. The First Trust ISE Cloud Computing Index Fund and First Trust Nasdaq Smartphone Index Fund invest in the securities of technology companies. Technology companies are generally subject to the risks of rapidly changing technologies, short product life cycles, fierce competition, aggressive pricing and reduced profit margins, loss of patent, copyright and trademark protections, cyclical market patterns, evolving industry standards and frequent new product introductions. Technology companies may be smaller and less experienced companies, with limited product lines, markets or financial resources and fewer experienced management or marketing personnel. Technology company stocks, particularly those involved with the Internet, have experienced


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extreme price and volume fluctuations that often have been unrelated to their operating performance. Furthermore, the First Trust ISE Cloud Computing Index Fund invests in the securities of Internet companies. Internet companies are subject to rapid changes in technology, worldwide competition, rapid obsolescence of products and services, loss of patent protections, cyclical market patterns, evolving industry standards, frequent new product introductions and the considerable risk of owning small capitalization companies that have recently begun operations.

INTELLECTUAL PROPERTY RISK. Each Fund relies on a license and related sublicense that permits it to use its corresponding index and associated trade names, trademarks and service marks in connection with the name and investment strategies of the Fund. Such license and related sublicense may be terminated by the index provider and, as a result, a Fund may lose its ability to use such intellectual property. There is also no guarantee that an index provider has all rights to lease intellectual property on behalf of a Fund. Accordingly, in the event the license is terminated or the index provider does not have rights to license such intellectual property, it may have a significant impact on the operation of the affected Fund.

INTEREST RATE RISK. The First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund is also subject to interest rate risk. Increases in interest rates typically lower the present value of a REIT's future earnings stream, and may make financing property purchases and improvements more costly. Because the market price of REIT stocks may change based upon investors' collective perceptions of future earnings, the value of the Fund will generally decline when investors anticipate or experience rising interest rates.

INTERNATIONAL CLOSED MARKET TRADING RISK. Because securities held by the Fund trade on non-U.S. exchanges that are closed when the Fund's primary listing exchange is open, there are likely to be deviations between the current price of an underlying security and the last quoted price for the underlying security (i.e., the Fund's quote from the closed foreign market), resulting in premiums or discounts to the Fund's net asset value that may be greater than those experienced by other exchange-traded funds. However, because shares can be created and redeemed in Creation Units at the Fund's net asset value, it is not expected that large discounts or premiums to the net asset value of the Fund will be sustained over the long term (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset values).

INTERNET COMPANIES RISK. Internet companies are subject to rapid changes in technology, worldwide competition, rapid obsolescence of products and services, loss of patent protections, cyclical market patterns, evolving industry standards, frequent new product introductions and the considerable risk of owning small capitalization companies that have recently begun operations.

IPO RISK. The First Trust International IPO ETF invests in securities of companies that have recently conducted an initial public offering and are often subject to extreme price volatility and speculative trading. These stocks may have exhibited above-average price appreciation in connection with the initial public offering prior to inclusion in the index tracked by the Fund. The price of stocks included in that index may not continue to appreciate and the performance of these stocks may not replicate the performance exhibited in the past.

JAPAN RISK. The First Trust ISE Global Engineering and Construction Index Fund and First Trust NASDAQ Global Auto Index Fund invest in the stock of companies operating in Japan. Because Japan's economy and equity market share a strong correlation with the U.S. markets, the Japanese economy may be affected by economic problems in the U.S. Japan also has a growing economic relationship with China and other Southeast Asian countries, and thus Japan's economy may also be affected by economic, political or social instability in those countries. Despite a strengthening in the economic relationship between Japan and China, the countries' political relationship has at times been strained in recent years. Should political tension increase, it could adversely affect the economy and destabilize the region as a whole. Japan also remains heavily dependent on oil imports, and higher commodity prices could therefore have a negative impact on the economy. Japanese securities may also be subject to lack of liquidity; excessive taxation; government seizure of assets; different legal or accounting standards and less government supervision and regulation of exchanges than in the United States. Furthermore, the natural disasters that have impacted Japan and the ongoing recovery efforts have had a negative effect on Japan's economy, and may continue to do so.

LIQUIDITY RISK. Whether or not the equity securities in the First Trust ISE Global Wind Energy Index Fund are listed on a securities exchange, the principal trading market for certain of the equity securities in the Fund may be in the over-the-counter market. As a result, the existence of a liquid trading market for the equity securities may depend on whether dealers will make a market in the equity securities. There can be no assurance that a market will be made for any of the equity securities, that any market for the equity securities will be maintained or that there will be sufficient liquidity of the equity securities in any markets made. The price at which the equity securities are held in the Fund will be adversely affected if trading markets for the equity securities are limited or absent.

MARKET RISK. Each Fund is subject to the risk that a particular security owned by a Fund or shares of a Fund in general may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a Fund could decline in value or underperform other investments.

MATERIAL COMPANIES RISK. The First Trust Indxx Global Natural Resources Income ETF and the First Trust Indxx Global Agriculture ETF invest in the securities of companies in the materials sector. General risks of the materials sector include the general state of the economy, consolidation, domestic and international politics and excess capacity. In addition, basic materials companies may also be


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significantly affected by volatility of commodity prices, import controls, worldwide competition, liability for environmental damage, depletion of resources and mandated expenditures for safety and pollution control devices.

NEW FUND RISK. The First Trust International IPO ETF and First Trust Nasdaq Cybersecurity ETF currently have fewer assets than larger funds, and like other relatively new funds, large inflows and outflows may impact the Fund's market exposure for limited periods of time. This impact may be positive or negative, depending on the direction of market movement during the period affected.

NON-CORRELATION RISK. Each Fund's return may not match the return of its corresponding index for a number of reasons. For example, the Funds incur operating expenses not applicable to their corresponding indexes, and may incur costs in buying and selling securities, especially when rebalancing the Fund's portfolio holdings to reflect changes in the composition of its corresponding index. In addition, each Fund's portfolio holdings may not exactly replicate the securities included in its corresponding index or the ratios between the securities included in such index.

NON-DIVERSIFICATION RISK. Each Fund is classified as "non-diversified" under the Investment Company Act of 1940, as amended. As a result, each Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended. Because the Funds may invest a relatively high percentage of their assets in a limited number of issuers, the Funds may be more susceptible to any single economic, political or regulatory occurrence affecting one or more of these and to the issuers, experience increased volatility and be highly concentrated in certain issues.

NON-U.S. SECURITIES RISK. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; different legal or accounting standards and less government supervision and regulation of exchanges in foreign countries.

PASSIVE FOREIGN INVESTMENT COMPANY RISK. Each Fund may invest in companies that are considered to be PFICs, which are generally certain non-U.S. corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income. Therefore, such Funds could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is distributed to its shareholders in a timely manner. Such Fund will not be able to pass through to its shareholders any credit or deduction for such taxes.

PASSIVE INVESTMENT RISK. The Funds are not actively managed. The Funds may be affected by a general decline in certain market segments relating to their corresponding index. The Funds invest in securities included in or representative of its index regardless of their investment merit. The Funds generally will not attempt to take defensive positions in declining markets.

PORTFOLIO TURNOVER RISK. The First Trust International IPO's investment strategy may frequently involve buying and selling portfolio securities. High portfolio turnover may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. Portfolio turnover risk may cause the Fund's performance to be less than you expect.

REAL ESTATE INVESTMENT RISK. The First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund invests in companies in the real estate industry, including REITs and therefore, the Fund is subject to the risks associated with investing in real estate, which may include, but are not limited to, possible declines in the value of real estate, adverse general and local economic conditions, possible lack of availability of mortgage funds, overbuilding in a REIT's market, changes in interest rates and environmental problems. The Fund may also be impacted by the downturn in the subprime mortgage lending market in the United States. Subprime loans have higher defaults and losses than prime loans. Subprime loans also have higher serious delinquency rates than prime loans. Because the Fund invests in REITs it is subject to certain other risks related to REIT structure and focus, which include, but are not limited to, dependency upon management skills, limited diversification, the risks of locating and managing financing for projects, heavy cash flow dependency, possible default by borrowers, the costs and potential losses of self liquidation of one or more holdings, and, in many cases, relatively small market capitalization, which may result in less market liquidity and greater price volatility.

REPLICATION MANAGEMENT RISK. Each Fund is exposed to additional market risk due to its policy of investing principally in the securities included in its corresponding index. As a result of this policy, securities held by each Fund will generally not be bought or sold in response to market fluctuations.

SECURITIES LENDING RISK. Certain Funds may lend securities representing up to 33 1/3% of the value of their total assets to broker-dealers, banks, and other institutions to generate additional income. Under these Funds' securities lending agreement, the securities lending agent will generally bear the risk that a borrower may default on its obligation to return loaned securities. The Funds, however, will be responsible for the risks associated with the investment of cash collateral. A Fund may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet its obligations to the borrower. When a dividend is paid on a security that is out on loan, the borrower receives the dividend and in turn makes a payment of the same amount to the fund. Dividends, if they constitute "qualified dividends," are taxable at the same rate as long-term capital gains. These payments made by borrowers,


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however, are not qualified dividends, and are taxable at higher ordinary income rates. As a result, some of the distributions received by shareholders who hold Fund shares in taxable accounts may be subject to taxation at a higher rate than if the Fund had not loaned its portfolio securities.

SMALLER COMPANIES RISK. Certain Funds may invest in small and/or mid-capitalization companies. Such companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.

SMART GRID COMPANIES RISK. The First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index Fund invests in the securities of smart grid companies. Smart grid companies can be negatively affected by high costs of research and development, high capital requirements for implementation, uncertain government regulations and input, limited ability of industrial and utility companies to quickly transform their businesses in order to implement new technologies and uncertainty of the ability of new products to penetrate established industries. Smart grid companies are often reliant upon contracts with government and commercial customers which may expire from time to time. Such companies are also affected by the general business conditions within the industrial, utility, information technology and telecommunications sectors and the overall global economy.

SMARTPHONE COMPANIES RISK. The First Trust Nasdaq Smartphone Index Fund invests in securities of companies in the smartphone industry. The smartphone industry is characterized by intense competition and new market entrants, which could negatively impact profit margins and overall revenues of the companies involved in the industry. Smartphone companies are generally subject to the risks of rapidly changing technologies, short product life cycles, fierce competition, aggressive pricing and reduced profit margins, the loss of patent, copyright and trademark protections, cyclical market patterns, evolving industry standards, and frequent new product introductions. Smartphone companies are affected by high and continuing costs of research and development due to quickly evolving technologies. Smartphone companies are often reliant upon the relationships with third-parties, which can be unpredictable. Additionally, the smartphone industry is in the early stages of development and can be extremely volatile.

SOUTH KOREA RISK. The First Trust BICK Index Fund invests in common stock of companies that are domiciled in South Korea. The South Korean economy is dependent on the economies of Asia and the United States as key trading partners. Reduction in spending by these economies on South Korean products and services or negative changes in any of these economies, mainly in China or Southeast Asia, may cause an adverse impact on the South Korean economy. Furthermore, South Korea's economy is also dependent on the economies of other Asian countries and can be significantly affected by currency fluctuations and increasing competition from Asia's other low cost emerging economies. Also, the political tensions with North Korea could escalate and lead to further uncertainty in the political and economic climate on the Korean peninsula.

SWITZERLAND RISK. The First Trust STOXX(R) European Select Dividend Index Fund is subject to certain risks associated with Switzerland and Europe as a whole. Although Switzerland is not a member of the EU, the Swiss economy is dependent on the economies of other European nations as key trading partners. Any reduction in spending by other European countries could have a negative effect on the Swiss economy. Additionally, the European sovereign-debt crisis has resulted in a weakened Euro and has put into question the future financial prospects of the surrounding region. The ongoing implementation of the EU provisions and Euro conversion process may materially impact revenues, expenses or income and increase competition for other European companies, which could have an effect on the Swiss economy, and in turn, the securities in which the First Trust STOXX(R) European Select Dividend Index Fund invests.

TECHNOLOGY COMPANIES RISK. Technology companies are generally subject to the risks of rapidly changing technologies, short product life cycles, fierce competition, aggressive pricing and reduced profit margins, loss of patent, copyright and trademark protections, cyclical market patterns, evolving industry standards, and frequent new product introductions. Technology companies may be smaller and less experienced companies, with limited product lines, markets or financial resources and fewer experienced management or marketing personnel. Technology company stocks, particularly those involved with the Internet, have experienced extreme price and volume fluctuations that often have been unrelated to their operating performance.

TELECOMMUNICATIONS COMPANIES RISK. The First Trust Dow Jones Global Select Dividend Index Fund invests in companies in the telecommunication sector. Telecommunication companies are subject to risks, such as: a market characterized by increasing competition and regulation by the Federal Communications Commission and various state regulatory authorities; the need to commit substantial capital to meet increasing competition, particularly in formulating new products and services using new technology; and technological innovations that may make various products and services obsolete.

TIMBER COMPANIES RISK. Timber companies may be affected by numerous factors, including events occurring in nature and international politics. For example, the volume and value of timber that can be harvested from timberlands may be limited by natural disasters and other events such as fire, volcanic eruptions, insect infestation, disease, ice storms, wind storms, flooding, other weather conditions and other causes. In periods of poor logging conditions, timber companies may harvest less timber than expected. Timber companies are subject

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND II
                         SEPTEMBER 30, 2016 (UNAUDITED)

to many federal, state and local environmental and health and safety laws and regulations. In addition, rising interest rates and general economic conditions may affect the demand for timber products.

UNITED KINGDOM RISK. The First Trust STOXX(R) European Select Dividend Index Fund and the First Trust Indxx Global Natural Resources Income ETF invest a significant portion of their assets in companies that are domiciled in the United Kingdom, the Funds are particularly sensitive to political, economic and social conditions in that country. The Funds may be affected unfavorably by political developments, social instability, changes in government policies and other political and economic developments in the United Kingdom.

UTILITY COMPANIES RISK. The First Trust ISE Global Wind Energy Index Fund invests in the securities of companies in the utilities sector. General problems of issuers in the utilities sector include the imposition of rate caps, increased competition due to deregulation, the difficulty in obtaining an adequate return on invested capital or in financing large construction projects, the limitations on operations and increased costs and delays attributable to environmental considerations and the capital market's ability to absorb utility debt. In addition, taxes, government regulation, international politics, price and supply fluctuations, volatile interest rates and energy conservation may cause difficulties for utilities. All of such issuers have been experiencing certain of these problems in varying degrees.

WATER COMPANIES RISK. Companies involved in the potable water and wastewater business are subject to environmental considerations, taxes, government regulation, price and supply fluctuations, competition and conservation.

WIND ENERGY COMPANIES RISK. The First Trust ISE Global Wind Energy Index Fund invests in wind energy companies. Wind energy companies can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants and general economic conditions. This can be significantly affected by fluctuations in energy prices and supply and demand of alternative energy fuels, energy conservation, the success of exploration projects and tax and other government regulations. Wind energy companies could be adversely affected by commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources, technological developments and labor relations. In addition, the Fund may include companies affected by industry consolidation, domestic and international politics, excess capacity and consumer demand and spending trends. They may also be significantly affected by overall capital spending levels, economic cycles, delays in modernization, labor relations, government regulations and e-commerce initiatives.

        NOT FDIC INSURED        NOT BANK GUARANTEED      MAY LOSE VALUE

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND II
                         SEPTEMBER 30, 2016 (UNAUDITED)


                              ADVISORY AGREEMENTS

BOARD CONSIDERATIONS REGARDING CONTINUATION OF INVESTMENT MANAGEMENT AGREEMENT (NON-UNITARY FEE FUNDS)

The Board of Trustees (the "Board") of the First Trust Exchange-Traded Fund II (the "Trust"), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the "Agreement") with First Trust Advisors L.P. (the "Advisor" or "First Trust") on behalf of the following six series of the Trust (each a "Fund" and collectively, the "Funds"):

   First Trust STOXX(R) European Select Dividend Index Fund (FDD)
   First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund (FFR) First Trust Dow Jones Global Select Dividend Index Fund (FGD)
   First Trust ISE Global Engineering and Construction Index Fund (FLM)
   First Trust ISE Global Wind Energy Index Fund (FAN)
   First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index Fund
      (GRID)

The Board approved the continuation of the Agreement for each Fund for a one-year period ending June 30, 2017 at a meeting held on June 13, 2016. The Board determined for each Fund that the continuation of the Agreement is in the best interests of the Fund in light of the extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.

To reach this determination for each Fund, the Board considered its duties under the Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 22, 2016 and June 13, 2016, the Board, including the Independent Trustees, reviewed materials provided by the Advisor responding to requests for information from counsel to the Independent Trustees that, among other things, outlined the services provided by the Advisor to each Fund (including the relevant personnel responsible for these services and their experience); the advisory fee rate payable by each Fund as compared to fees charged to a peer group of funds (all of which were exchange-traded funds ("ETFs")) compiled by Management Practice, Inc. ("MPI"), an independent source (the "MPI Peer Group"), and as compared to fees charged to other clients of the Advisor, including other ETFs managed by the Advisor; expenses of each Fund as compared to expense ratios of the funds in the Fund's MPI Peer Group; performance information for each Fund; the nature of expenses incurred in providing services to each Fund and the potential for economies of scale, if any; financial data on the Advisor; any fall-out benefits to the Advisor and its affiliate, First Trust Portfolios L.P. ("FTP"); and information on the Advisor's compliance program. The Board reviewed initial materials with the Advisor at a special meeting held on April 22, 2016, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor. Following the April meeting, independent legal counsel on behalf of the Independent Trustees requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and independent legal counsel held prior to the June 13, 2016 meeting, as well as at the meeting held that day. The Board applied its business judgment to determine whether the arrangement between the Trust and the Advisor continues to be a reasonable business arrangement from each Fund's perspective as well as from the perspective of shareholders. The Board determined that, given the totality of the information provided with respect to the Agreement, the Board had received sufficient information to renew the Agreement. The Board considered that shareholders chose to invest or remain invested in a Fund knowing that the Advisor manages the Fund and knowing the Fund's advisory fee.

In reviewing the Agreement for each Fund, the Board considered the nature, extent and quality of the services provided by the Advisor under the Agreement. The Board considered that the Advisor is responsible for the overall management and administration of the Trust and each Fund and reviewed all of the services provided by the Advisor to the Funds, as well as the background and experience of the persons responsible for such services. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor's and each Fund's compliance with the 1940 Act, as well as each Fund's compliance with its investment objective and policies. In addition, as part of the Board's consideration of the Advisor's services, the Advisor, in its written materials and at the April 22, 2016 meeting, described to the Board the scope of its ongoing investment in additional infrastructure and personnel to maintain and improve the quality of services provided to the Funds and the other funds in the First Trust Fund Complex. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and each Fund by the Advisor under the Agreement have been and are expected to remain satisfactory and that the Advisor has managed each Fund consistent with the Fund's investment objective and policies.

The Board considered the advisory fee rate payable by each Fund under the Agreement for the services provided. The Board considered that the Advisor agreed to extend the current expense cap for each Fund through January 31, 2018. For each Fund, the Board noted that expenses borne or fees waived by the Advisor are to be subject to reimbursement by the Fund for up to three years from the date the expense was incurred or fee was waived, but no reimbursement payment would be made by the Fund if it would result in the Fund exceeding an expense ratio equal to the expense cap in place at the time the expenses were borne or

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND II
                         SEPTEMBER 30, 2016 (UNAUDITED)

fees were waived by the Advisor. The Board received and reviewed information showing the advisory or unitary fee rates and expense ratios of the peer funds in the MPI Peer Groups, as well as advisory fee and unitary fee rates charged by the Advisor to other fund (including ETFs) and non-fund clients. Because each Fund's MPI Peer Group included peer funds that pay a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that the total (net) expense ratios of FAN and FGD were at or near the median total (net) expense ratio of the peer funds in each Fund's respective MPI Peer Group and that the total (net) expense ratios of FDD, FLM, FFR and GRID were above the median total (net) expense ratio of the peer funds in each Fund's respective MPI Peer Group. With respect to the MPI Peer Groups, the Board discussed with representatives of the Advisor limitations in creating peer groups for index ETFs, including differences in underlying indexes and index-tracking methodologies that can result in greater management complexities across seemingly comparable ETFs, and different business models that may affect the pricing of services among ETF sponsors. The Board took these limitations and differences into account in considering the peer data. With respect to fees charged to other clients, the Board considered differences between the Funds and other clients that limited their comparability. In considering the advisory fee rates overall, the Board also considered the Advisor's statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor's description of its long-term commitment to each Fund.

The Board considered performance information for each Fund. The Board noted the process it has established for monitoring each Fund's performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor for the Funds. The Board determined that this process continues to be effective for reviewing each Fund's performance. The Board received and reviewed information for periods ended December 31, 2015 regarding the performance of each Fund's underlying index, the correlation between each Fund's performance and that of its underlying index, each Fund's tracking difference and each Fund's excess return as compared to its benchmark index. The Board considered the Advisor's representations regarding the impact of foreign security fair valuations and currency exchange rates on the correlation between FDD's, FFR's, FGD's, FLM's and FAN's performance and that of each of their underlying indices. Based on the information provided and its ongoing review of performance, the Board concluded that, after factoring in the impact of fair valuations, each Fund was correlated to its underlying index and that the tracking difference for each Fund was consistent with the Fund's prospectus. In addition, the Board reviewed data prepared by MPI comparing each Fund's performance to its respective MPI Peer Group and to one or more broad-based benchmark indexes, but given each Fund's objective of seeking investment results that correspond generally to the performance of its underlying index, the Board placed more emphasis on its review of correlation and tracking difference.

On the basis of all the information provided on the fees, expenses and performance of each Fund and the ongoing oversight by the Board, the Board concluded that the advisory fee for each Fund continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor to each Fund under the Agreement.

The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Funds and noted the Advisor's statement that it expects its expenses to increase over the next twelve months as the Advisor continues to make investments in personnel and infrastructure. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to each Fund for the twelve months ended December 31, 2015 and the estimated profitability level for each Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data for the same period. The Board noted the inherent limitations in the profitability analysis, and concluded that, based on the information provided, the Advisor's profitability level for each Fund was not unreasonable. The Board considered that the Advisor had identified as a fall-out benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Funds, may have had no dealings with the Advisor or FTP, and noted that the Advisor does not utilize soft dollars in connection with its management of the Funds' portfolios.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of the Trust and each Fund. No single factor was determinative in the Board's analysis.

BOARD CONSIDERATIONS REGARDING CONTINUATION OF INVESTMENT MANAGEMENT AGREEMENT (UNITARY FEE FUNDS)

The Board of Trustees of the First Trust Exchange-Traded Fund II (the "Trust"), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreements (as applicable to a specific Fund, the "Agreement" and collectively, the "Agreements") with First Trust Advisors L.P. (the "Advisor" or "First Trust") on behalf of the following seven series of the Trust (each a "Fund" and collectively, the "Funds"):

   First Trust Nasdaq Smartphone Index Fund (FONE)
   First Trust BICK Index Fund (BICK)
   First Trust Indxx Global Natural Resources Income ETF (formerly First Trust
      ISE Global Copper Index Fund) (FTRI)
   First Trust Indxx Global Agriculture ETF (formerly First Trust ISE Global
      Platinum Index Fund) (FTAG)
   First Trust NASDAQ Global Auto Index Fund (CARZ)
   First Trust ISE Cloud Computing Index Fund (SKYY)
   First Trust International IPO ETF (FPXI)

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND II
                         SEPTEMBER 30, 2016 (UNAUDITED)

The Board approved the continuation of the Agreement for each Fund for a one-year period ending June 30, 2017 at a meeting held on June 13, 2016. The Board determined for each Fund that the continuation of the Agreement is in the best interests of the Fund in light of the extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.

To reach this determination for each Fund, the Board considered its duties under the Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 22, 2016 and June 13, 2016, the Board, including the Independent Trustees, reviewed materials provided by the Advisor responding to requests for information from counsel to the Independent Trustees that, among other things, outlined the services provided by the Advisor to each Fund (including the relevant personnel responsible for these services and their experience); the unitary fee rate payable by each Fund as compared to fees charged to a peer group of funds (all of which were exchange-traded funds ("ETFs")) compiled by Management Practice, Inc. ("MPI"), an independent source (the "MPI Peer Group"), and as compared to fees charged to other clients of the Advisor, including other ETFs managed by the Advisor; expenses of each Fund as compared to expense ratios of the funds in the Fund's MPI Peer Group; performance information for each Fund; the nature of expenses incurred in providing services to each Fund and the potential for economies of scale, if any; financial data on the Advisor; any fall-out benefits to the Advisor and its affiliate, First Trust Portfolios L.P. ("FTP"); and information on the Advisor's compliance program. The Board reviewed initial materials with the Advisor at a special meeting held on April 22, 2016, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor. Following the April meeting, independent legal counsel on behalf of the Independent Trustees requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and independent legal counsel held prior to the June 13, 2016 meeting, as well as at the meeting held that day. The Board applied its business judgment to determine whether the arrangement between the Trust and the Advisor continues to be a reasonable business arrangement from each Fund's perspective as well as from the perspective of shareholders. The Board determined that, given the totality of the information provided with respect to the Agreements, the Board had received sufficient information to renew the Agreements. The Board considered that shareholders chose to invest or remain invested in a Fund knowing that the Advisor manages the Fund and knowing the Fund's unitary fee.

In reviewing the Agreement for each Fund, the Board considered the nature, extent and quality of the services provided by the Advisor under the Agreement. The Board considered that the Advisor is responsible for the overall management and administration of the Trust and each Fund and reviewed all of the services provided by the Advisor to the Funds, as well as the background and experience of the persons responsible for such services. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor's and each Fund's compliance with the 1940 Act, as well as each Fund's compliance with its investment objective and policies. In addition, as part of the Board's consideration of the Advisor's services, the Advisor, in its written materials and at the April 22, 2016 meeting, described to the Board the scope of its ongoing investment in additional infrastructure and personnel to maintain and improve the quality of services provided to the Funds and the other funds in the First Trust Fund Complex. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and each Fund by the Advisor under the Agreements have been and are expected to remain satisfactory and that the Advisor has managed each Fund consistent with the Fund's investment objective and policies.

The Board considered the unitary fee rate payable by each Fund under the applicable Agreement for the services provided. The Board considered that, as part of the unitary fee, the Advisor is responsible for each Fund's expenses, including the cost of transfer agency, custody, fund administration, legal, audit, licensing and other services, but excluding interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. The Board received and reviewed information showing the advisory or unitary fee rates and expense ratios of the peer funds in the MPI Peer Groups, as well as advisory fee and unitary fee rates charged by the Advisor to other fund (including ETFs) and non-fund clients. Because each Fund's MPI Peer Group included peer funds that pay a unitary fee and because each Fund pays a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that the unitary fees for BICK and FTAG were at the median total
(net) expense ratio of the peer funds in each Fund's respective MPI Peer Group, and the unitary fees for FONE, FTRI, CARZ, SKYY and FPXI were above the median total (net) expense ratio of the peer funds in each Fund's respective MPI Peer Group. With respect to the MPI Peer Groups, the Board discussed with representatives of the Advisor limitations in creating peer groups for index ETFs, including differences in underlying indexes and index-tracking methodologies that can result in greater management complexities across seemingly comparable ETFs, and different business models that may affect the pricing of services among ETF sponsors. The Board took these limitations and differences into account in considering the peer data. With respect to fees charged to other clients, the Board considered differences between the Funds and other clients that limited their comparability. In considering the unitary fee rates overall, the Board also considered the Advisor's statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor's description of its long-term commitment to each Fund.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND II
                         SEPTEMBER 30, 2016 (UNAUDITED)

The Board considered performance information for each Fund. The Board noted the process it has established for monitoring each Fund's performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor for the Funds. The Board determined that this process continues to be effective for reviewing each Fund's performance. For each Fund, except for FTRI and FTAG, the Board received and reviewed information for periods ended December 31, 2015 regarding the performance of each Fund's underlying index, the correlation between each Fund's performance and that of its underlying index, each Fund's tracking difference and each Fund's excess return as compared to its benchmark index. With respect to FTRI and FTAG, the Board noted that during 2015, shareholders of each Fund approved changes to each Fund's investment objective and effective December 18, 2015, each Fund changed its name and ticker symbol, and FTRI began tracking the Indexx Global Natural Resources Income Index and FTAG began tracking the Indexx Global Agricultural Index. The Board noted that there was only very limited information on each Fund's correlation and tracking difference versus its new underlying index. The Board considered the Advisor's representations regarding the impact of foreign security fair valuations and currency exchange rates on the correlation between FONE's, BICK's, CARZ's and FPXI's performance and that of each of their underlying indices. Based on the information provided and its ongoing review of performance, the Board concluded that, after factoring in the impact of the fair valuations, each Fund was correlated to its underlying index and that the tracking difference for each Fund was consistent with the Fund's prospectus. In addition, the Board reviewed data prepared by MPI comparing each Fund's performance to its respective MPI Peer Group and to one or more broad-based benchmark indexes, but given each Fund's objective of seeking investment results that correspond generally to the performance of its underlying index, the Board placed more emphasis on its review of correlation and tracking difference.

On the basis of all the information provided on the unitary fee and performance of each Fund and the ongoing oversight by the Board, the Board concluded that the unitary fee for each Fund continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor to each Fund under the Agreements.

The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Funds and noted the Advisor's statement that it expects its expenses to increase over the next twelve months as the Advisor continues to make investments in personnel and infrastructure. The Board noted that any reduction in fixed costs associated with the management of the Funds would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for the Funds. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to each Fund for the twelve months ended December 31, 2015 and the estimated profitability level for each Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data for the same period. The Board noted the inherent limitations in the profitability analysis, and concluded that, based on the information provided, the Advisor's profitability level for each Fund was not unreasonable. The Board considered that the Advisor had identified as a fall-out benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Funds, may have had no dealings with the Advisor or FTP, and noted that the Advisor does not utilize soft dollars in connection with its management of the Funds' portfolios.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of the Trust and each Fund. No single factor was determinative in the Board's analysis.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND II
                         SEPTEMBER 30, 2016 (UNAUDITED)

The Trust's statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling
(800) 988-5891.

                                                                                            NUMBER OF            OTHER
                                                                                          PORTFOLIOS IN     TRUSTEESHIPS OR
                                TERM OF OFFICE                                           THE FIRST TRUST     DIRECTORSHIPS
       NAME, ADDRESS,           AND YEAR FIRST                                            FUND COMPLEX      HELD BY TRUSTEE
      DATE OF BIRTH AND           ELECTED OR              PRINCIPAL OCCUPATIONS            OVERSEEN BY        DURING PAST
   POSITION WITH THE TRUST         APPOINTED               DURING PAST 5 YEARS               TRUSTEE            5 YEARS
-----------------------------------------------------------------------------------------------------------------------------
                                                    INDEPENDENT TRUSTEES
-----------------------------------------------------------------------------------------------------------------------------
Richard E. Erickson, Trustee   o Indefinite Term    Physician; President, Wheaton              137         None
c/o First Trust Advisors L.P.                       Orthopedics; Limited Partner
120E. Liberty Drive,           o Since Inception    Gundersen Real Estate Limited
   Suite 400                                        Partnership; Member, Sportsmed LLC
Wheaton, IL 60187                                   (April 2007 to November 2015)
D.O.B.: 04/51


Thomas R. Kadlec, Trustee      o Indefinite Term    President, ADM Investor Services,          137         Director of ADM
c/o First Trust Advisors L.P.                       Inc. (Futures Commission Merchant)                     Investor Services,
120 E. Liberty Drive,          o Since Inception                                                           Inc., ADM
  Suite 400                                                                                                Investor Services
Wheaton, IL 60187                                                                                          International and
D.O.B.: 11/57                                                                                              Futures Industry
                                                                                                           Association


Robert F. Keith, Trustee       o Indefinite Term    President, Hibs Enterprises                137         Director of Trust
c/o First Trust Advisors L.P.                       (Financial and Management                              Company of
120 E. Liberty Drive,          o Since Inception    Consulting)                                            Illinois
  Suite 400
Wheaton, IL 60187
D.O.B.: 11/56


Niel B. Nielson, Trustee       o Indefinite Term    Managing Director and Chief                137         Director of
c/o First Trust Advisors L.P.                       Operating Officer (January 2015 to                     Covenant
120 E. Liberty Drive,          o Since Inception    Present), Pelita Harapan                               Transport Inc.
  Suite 400                                         Educational Foundation                                 (May 2003 to
Wheaton, IL 60187                                   (Educational Products and                              May 2014)
D.O.B.: 03/54                                       Services); President and Chief
                                                    Executive Officer (June 2012 to
                                                    September 2014), Servant
                                                    Interactive LLC (Educational
                                                    Products and Services); President
                                                    and Chief Executive Officer (June
                                                    2012 to September 2014), Dew
                                                    Learning LLC (Educational Products
                                                    and Services); President (June
                                                    2002 to June 2012), Covenant
                                                    College

-----------------------------------------------------------------------------------------------------------------------------
                                                     INTERESTED TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------

James A. Bowen(1), Trustee,    o Indefinite Term    Chief Executive Officer, First             137         None
Chairman of the Board                               Trust Advisors L.P. and First
120 E. Liberty Drive,          o Since Inception    Trust Portfolios L.P.; Chairman of
  Suite 400                                         the Board of Directors, BondWave
Wheaton, IL 60187                                   LLC (Software Development Company)
D.O.B.: 09/55                                       and Stonebridge Advisors LLC
                                                    (Investment Advisor)

-----------------------------

(1) Mr. Bowen is deemed an "interested person" of the Trust due to his position as Chief Executive Officer of First Trust Advisors L.P., investment advisor of the Trust.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND II
                         SEPTEMBER 30, 2016 (UNAUDITED)

                                 POSITION AND              TERM OF OFFICE
        NAME, ADDRESS               OFFICES                AND LENGTH OF                        PRINCIPAL OCCUPATIONS
      AND DATE OF BIRTH           WITH TRUST                  SERVICE                            DURING PAST 5 YEARS
-----------------------------------------------------------------------------------------------------------------------------
                                                  OFFICERS(2)
-----------------------------------------------------------------------------------------------------------------------------
James M. Dykas                 President and             o Indefinite Term               Managing Director and Chief
120 E. Liberty Drive,          Chief Executive                                           Financial Officer (January 2016 to
  Suite 400                    Officer                   o Since January 2016            Present), Controller (January 2011
Wheaton, IL 60187                                                                        to January 2016), Senior Vice
D.O.B. 01/66                                                                             President (April 2007 to January
                                                                                         2016), First Trust Advisors L.P. and
                                                                                         First Trust Portfolios L.P.; Chief
                                                                                         Financial Officer, BondWave LLC
                                                                                         (Software Development Company)
                                                                                         (January 2016 to Present) and
                                                                                         Stonebridge Advisors LLC (Investment
                                                                                         Advisor) (January 2016 to Present)


Donald P. Swade                Treasurer, Chief          o Indefinite Term               Senior Vice President (July 2016 to
120 E. Liberty Drive,          Financial Officer                                         Present), Vice President (April 2012
  Suite 400                    and Chief                 o Since January 2016            to July 2016),First Trust Advisors
Wheaton, IL 60187              Accounting Officer                                        L.P. and First Trust Portfolios
D.O.B.: 08/72                                                                            L.P., Vice President (September 2006
                                                                                         to April 2012), Guggenheim Funds
                                                                                         Investment Advisors, LLC/
                                                                                         Claymore Securities, Inc.


W. Scott Jardine               Secretary and             o Indefinite Term               General Counsel, First Trust
120 E. Liberty Drive,          Chef Legal Officer                                        Advisors L.P. and First Trust
  Suite 400                                              o Since Inception               Portfolios L.P.; Secretary and
Wheaton, IL 60187                                                                        General Counsel, BondWave LLC;
D.O.B.: 05/60                                                                            Secretary of Stonebridge Advisors
                                                                                         LLC


Daniel J. Lindquist            Vice President            o Indefinite Term               Managing Director (July 2012 to
120 E. Liberty Drive,                                                                    Present), Senior Vice President
  Suite 400                                              o Since Inception               (September 2005 to July 2012), First
Wheaton, IL 60187                                                                        Trust Advisors L.P. and First Trust
D.O.B.: 02/70                                                                            Portfolios L.P.


Kristi A. Maher                Chief Compliance          o Indefinite Term               Deputy General Counsel, First Trust
120 E. Liberty Drive,          Officer and                                               Advisors L.P. and First Trust
  Suite 400                    Assistant                 o Chief Compliance              Portfolios L.P.
Wheaton, IL 60187              Secretary                   Officer Since
D.O.B.: 12/66                                              January 2011

                                                         o Assistant
                                                           Secretary Since
                                                           Inception


Roger F. Testin                Vice President            o Indefinite Term               Senior Vice President, First Trust
120 E. Liberty Drive,                                                                    Advisors L.P. and First Trust
  Suite 400                                              o Since Inception               Portfolios L.P.
Wheaton, IL 60187
D.O.B.: 06/66


Stan Ueland                    Vice President            o Indefinite Term               Senior Vice President (September
120 E. Liberty Drive,                                                                    2012 to Present), Vice President
  Suite 400                                              o Since Inception               (August 2005 to September 2012),
Wheaton, IL 60187                                                                        First Trust Advisors L.P. and First
D.O.B.: 11/70                                                                            Trust Portfolios L.P.

-----------------------------

(2) The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

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--------------------------------------------------------------------------------
PRIVACY POLICY
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND II
                         SEPTEMBER 30, 2016 (UNAUDITED)

                                 PRIVACY POLICY

First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION

We may collect nonpublic personal information about you from the following sources:

      o Information we receive from you or your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;

      o Information about your transactions with us, our affiliates or others;

      o Information we receive from your inquiries by mail, e-mail or telephone; and

      o Information we collect on our website through the use of "cookies". For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required by law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

      o In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.

      o We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information with affiliates of the Fund.

PRIVACY ONLINE

We allow third-party companies, including AddThis, to collect certain anonymous information when you visit our website. These companies may use non-personally identifiable information during your visits to this and other websites in order to provide advertisements about goods and services likely to be of greater interest to you. These companies typically use a cookie, third party web beacon or pixel tags, to collect this information. To learn more about this behavioral advertising practice, you can visit www.networkadvertising.org.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, we restrict access to your nonpublic personal information to those individuals who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).

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


FIRST TRUST

First Trust Exchange-Traded Fund II


INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187

ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
The Bank of New York Mellon
101 Barclay Street
New York, NY 10286

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

[BLANK BACK COVER]

ITEM 2. CODE OF ETHICS.

(a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d) The registrant, during the period covered by this report, has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

(e)   Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant's Board of Trustees has determined that Thomas R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is "independent," as defined by Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

      (a) Audit Fees (Registrant) -- The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $305,000 for the fiscal year ended September 30, 2015 and $308,500 for the fiscal year ended September 30, 2016.

      (b) Audit-Related Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended September 30, 2015 and $0 for the fiscal year ended September 30, 2016.

      Audit-Related Fees (Investment Adviser and Distributor) -- The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended September 30, 2015 and $0 for the fiscal year ended September 30, 2016.

      (c) Tax Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant were $40,275 for the fiscal year ended September 30, 2015 and $49,530 for the fiscal year ended September 30, 2015. These fees were for tax return review and multistate tax compliance.

      Tax Fees (Investment Adviser and Distributor) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant's adviser and distributor were $0 for the fiscal year ended September 30, 2015 and $0 for the fiscal year ended September 30, 2016.

      (d) All Other Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended September 30, 2015 and $0 for the fiscal year ended September 30, 2016.

      All Other Fees (Investment Adviser and Distributor) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant's investment adviser and distributor, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended September 30, 2015 and $0 for the fiscal year ended September 30, 2016.

      (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

      Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the "Committee") is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the registrant by its independent auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

      The Committee is also responsible for the pre-approval of the independent auditor's engagements for non-audit services with the registrant's adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the registrant's adviser (other than any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to its policies, the Committee will consider whether the provision of such non-audit services is compatible with the auditor's independence.

      (e)(2) The percentage of services described in each of paragraphs (b) through (d) for the registrant and the registrant's investment adviser and distributor of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(C) or paragraph(C)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

           Registrant:                            Adviser and Distributor:
           -----------                            ------------------------
             (b) 0%                                       (b) 0%
             (c) 0%                                       (c) 0%
             (d) 0%                                       (d) 0%

      (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

      (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal year ended September 30, 2015 were $40,275 for the registrant, $12,500 for the registrant's investment adviser and $36,500 for the registrant's distributor, and for the fiscal year ended September 30, 2016 were $49,530 for the registrant, $13,000 for the registrant's investment adviser and $31,500 for the registrant's distributor.

      (h) The registrant's audit committee of its Board of Trustees has determined that the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEMS 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee of the registrant is comprised of: Richard E. Erickson, Thomas R. Kadlec, Robert F. Keith and Niel B. Nielson.

ITEM 6. INVESTMENTS.

(a) The Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)   Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407 (c) (2) (iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22 (b) (15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3 (c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15 (b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) (1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a) (2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and
        Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a) (3) Not Applicable

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)           First Trust Exchange-Traded Fund II
              ----------------------------------------------------

By (Signature and Title)*               /s/ James M. Dykas
                                        ----------------------------------------
                                        James M. Dykas, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: November 22, 2016
     -------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*               /s/ James M. Dykas
                                        ----------------------------------------
                                        James M. Dykas, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: November 22, 2016
     -------------------

By (Signature and Title)*               /s/ Donald P. Swade
                                        ----------------------------------------
                                        Donald P. Swade, Treasurer,
                                        Chief Financial Officer and
                                        Chief Accounting Officer
                                        (principal financial officer)

Date: November 22, 2016
     -------------------

* Print the name and title of each signing officer under his or her signature.